TABLE OF CONTENTS
FRANKLIN VALUEMARK FUNDS
SEMI-ANNUAL REPORT

Letter to Contract Owners                                                 2
A Word About Risk                                                         4
Portfolio Objectives and Primary Investments                              5
Portfolio Summaries
Portfolios Seeking Capital Growth
  Capital Growth Fund                                                     8
  Global Health Care Securities Fund                                     10
  Mutual Discovery Securities Fund                                       11
  Natural Resources Securities Fund                                      12
  Small Cap Fund                                                         13
  Templeton Developing Markets Equity Fund                               14
  Templeton Global Growth Fund                                           15
  Templeton International Equity Fund                                    17
  Templeton International Smaller Companies Fund                         18
  Templeton Pacific Growth Fund                                          19
Portfolios Seeking Growth and Income
  Global Utilities Securities Fund                                       21
  Growth and Income Fund                                                 22
  Income Securities Fund                                                 24
  Mutual Shares Securities Fund                                          25
  Real Estate Securities Fund                                            26
  Rising Dividends Fund                                                  28
  Templeton Global Asset Allocation Fund                                 30
  Value Securities Fund                                                  32
Portfolios Seeking Current Income
  High Income Fund                                                       34
  Templeton Global Income Securities Fund                                35
  U.S. Government Securities Fund                                        36
  Zero Coupon Funds                                                      37
Portfolio Seeking Capital Preservation and Income
  Money Market Fund                                                      39
Financial Highlights & Statement of Investments                          40
Financial Statements                                                    134
Notes to Financial Statements                                           153
FRANKLIN VALUEMARK
PROSPECTUS SUPPLEMENT                                                   169

Thank you for investing with Franklin Valuemark. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do portfolio unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please retain this document, including the enclosed prospectus supplement on p. 169, with your current prospectus for reference.

LETTER TO CONTRACT OWNERS

Dear Contract Owner:

During the six-month reporting period, a favorable interest-rate environment and strong economic activity contributed to positive stock market performance in the U.S. and much of Europe. Financial difficulties continued in Asia, which resulted in generally poor results from equity markets there, and also negatively impacted other developing markets such as those of Latin America.

The U.S. economy expanded at a robust pace, led by consumer spending, high employment, and a strong stock market. The1998 first quarter, annualized Gross Domestic Product (GDP) gain of 5.5% was coupled with low inflation. Although the second quarter's, annualized GDP gain of 1.4% reflected some slowdown due to Asia's economic crises, it was better than expected. Investors wary of market uncertainty flocked to the perceived safety of large-capitalization stocks, which performed especially well during the period under review, with the Dow Jones(R) Industrial Average advancing 14.14% and the Standard & Poor's(R) 500 Stock Index increasing 17.7%. Small cap stocks were up moderately overall, as the Russell 2000(R) Index rose 5.27% during the same period.

Europe continued to progress toward establishment of the European Monetary Union
(EMU), when much of Europe will use a single currency called the euro. Luxembourg and Finland have already met the criteria for joining the EMU. Austria, Belgium, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain are also expected to join. On January 1, 1999, the euro will become legal tender in qualifying countries. The United Kingdom has decided not to join with this first wave of countries. Greece, Denmark and Sweden will remain outside the EMU for the time being.

During the past three years, most European governments (except the U.K.) have been implementing fiscal tightening and monetary policy reform, to meet the required EMU membership criteria. These policy initiatives improved many European countries' economic situations during the six months under review. Interest rates throughout Europe fell, and governments improved their balance sheets, which helped propel many European stock markets to strong gains during the reporting period. We believe greater integration compelled many European companies to become more competitive by aggressively cutting costs and streamlining business structure.

Emerging market equities experienced severe volatility during the six-month period, as the Asian financial crises continued. In Asia, most currencies remained unstable and, in some cases, weakened further, and most stock markets there fell. As measured in U.S. dollars, Indonesia's equity market was down 58%, while Hong Kong SAR, Singapore, and South Korea fell 19%, 30% and 13%, respectively. Early in the reporting period, Latin American economies and their stock markets proved resilient against Asia's woes; however, during the latter part of the period, these markets suffered from Asia's continuing instability. As a result, most Latin American stock markets recorded significant declines during the period. For example, Venezuela's market was down 49%, Mexico's fell 26%, and Brazil's declined 8%, as measured in U.S. dollars.1 Asian and Latin American stock markets rebounded slightly at the end of the reporting period, after the U.S. Treasury began an intervention program to bolster the ailing Japanese yen.

Looking forward, we think spillover from Asia's crises may affect certain domestic companies with international operations, but a slowdown may prevent inflation from kindling. Should inflation remain stable and interest rates stay low, in our view the U.S. economy will likely maintain its impressive performance. Positive economic reforms are being forced on governments around the world -- in emerging markets due to financial crisis, and in Europe due to economic integration. We expect that such reforms, if successfully implemented, should contribute to global economic strength and stability.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Valuemark Funds

1. Source: Bloomberg.

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Valuemark Funds prospectus. Your investment representative can help you determine which portfolios may be right for you.

FRANKLIN MUTUAL ADVISERS MANAGEMENT UPDATE

Franklin Mutual Advisers, Inc. is pleased to announce promotions within its senior portfolio management team, which will become effective November 1, 1998.

Peter Langerman, currently Chief Operating Officer, will become CEO of Franklin Mutual Advisers. Robert Friedman, currently Senior Vice President, will become Chief Investment Officer and will have overall responsibility of the fund's portfolio management. Their work continues to be supported by the senior portfolio team of Jeff Altman, Ray Garea, David Marcus, Larry Sondike and David Winters. While Michael Price will no longer be actively managing the fund's portfolio, he will continue as Chairman of the Board of Franklin Mutual Advisers, Inc.

Mr. Langerman joined Heine Securities Corporation (predecessor of Franklin Mutual Advisers) in 1986 as an analyst, and was named Chief Operating Officer in May 1997. He has spent a considerable part of his time focusing on investments in companies in financial distress and bankruptcy.

Mr. Friedman has been responsible for numerous large domestic positions as well as having oversight of non-U.S. investments and was based in London for two years, and has considerable experience implementing the Mutual Advisers value philosophy both domestically and abroad.

PORTFOLIO OBJECTIVES AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including portfolio policies and risks, please refer to your Franklin Valuemark Funds prospectus or contact your investment representative.



Portfolios Seeking Capital Growth

Global Growth
-------------------------------------------------------------------------------------------------------------------
Global Health Care Securities Fund

                                        Seeks capital appreciation. The portfolio concentrates its investments in U.S. and foreign equity securities issued by large and small capitalization health care companies, including
                                        pharmaceutical, biotechnology, medical and health services and medical supply companies.
-------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund        Seeks capital appreciation. Using a value-driven approach, the portfolio invests primarily in U.S. and foreign equity
                                        securities, including securities of small capitalization
                                        companies; may also invest in companies involved in mergers and bankruptcies, as well as debt securities of any quality including
                                        "junk bonds" and defaulted securities.
-------------------------------------------------------------------------------------------------------------------
Natural Resources Securities Fund       Seeks capital appreciation, with current income as a
                                        secondary objective. The portfolio concentrates its
                                        investments primarily in securities of U.S. and foreign
                                        companies including those in developing markets, which own, produce, refine, process and market natural resources, as
                                        well as those that provide support services for natural
                                        resources companies.
-------------------------------------------------------------------------------------------------------------------
Templeton Developing
   Markets Equity Fund                  Seeks long-term capital appreciation. The portfolio invests primarily in equity securities of issuers in foreign
                                        countries with developing markets.
-------------------------------------------------------------------------------------------------------------------
Templeton Global Growth Fund            Seeks long-term capital growth. The portfolio maintains a
                                        flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including
                                        developing markets.
-------------------------------------------------------------------------------------------------------------------
Templeton International Equity Fund     Seeks long-term capital growth. The portfolio invests
                                        primarily in equity securities of companies whose primary
                                        operations are outside the U.S., including developing
                                        markets.
-------------------------------------------------------------------------------------------------------------------
Templeton International
   Smaller Companies Fund               Seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including developing markets.
-------------------------------------------------------------------------------------------------------------------
Templeton Pacific Growth Fund           Seeks long-term capital growth. The portfolio invests
                                        primarily in equity securities of companies whose primary
                                        operations are in Pacific Rim countries, most of which have developing markets.
-------------------------------------------------------------------------------------------------------------------
Domestic Growth
-------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                     Seeks capital appreciation, with current income as a
                                        secondary consideration. The portfolio invests primarily in equity securities of large- or mid-cap U.S. companies, and to a lesser extent in small-cap companies. The portfolio may also invest a portion in foreign securities, including
                                        developing markets.
-------------------------------------------------------------------------------------------------------------------
Small Cap Fund                          Seeks long-term capital growth. The portfolio invests
                                        primarily in equity securities of small capitalization
                                        growth companies. The portfolio may also invest a portion in foreign securities.
-------------------------------------------------------------------------------------------------------------------
Portfolios Seeking Growth and Income
-------------------------------------------------------------------------------------------------------------------
Global Utilities Securities Fund
 (Prior to May 1, 1998,
  the  Utility  Equity Fund.)           Seeks both capital appreciation and current income. The
                                        portfolio concentrates its investments in securities of
                                        issuers engaged in the public utilities industry (such as
                                        electricity and telecommunications companies) in any nation, including developing markets.
-------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  Seeks capital appreciation, with current income as a
                                        secondary objective. The portfolio invests primarily in U.S.
                                        common stocks and securities convertible into common stocks, and may invest a portion in foreign securities, including
                                        developing markets.
-------------------------------------------------------------------------------------------------------------------
Income Securities Fund                  Seeks to maximize income while maintaining prospects for
                                        capital appreciation. The portfolio invests in debt and
                                        equity securities, including "junk bonds." The portfolio may invest in foreign securities, including developing markets.
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund           Seeks capital appreciation, with current income as a
                                        secondary objective. Using a value-driven approach, the
                                        portfolio invests primarily in domestic equities, including common and preferred stocks and convertible securities; may also invest in companies involved in mergers and
                                        bankruptcies, as well as debt securities of any quality,
                                        including "junk bonds" and defaulted securities. The
                                        portfolio may also invest in foreign securities.
-------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund             Seeks capital appreciation, with current income as a
                                        secondary objective. The portfolio concentrates its
                                        investments in real estate investment trusts (REITs) and
                                        publicly traded securities of companies in the real estate industry.
-------------------------------------------------------------------------------------------------------------------
Rising Dividends Fund                   Seeks capital appreciation, with current income as a
                                        secondary objective. The portfolio invests primarily in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of
                                        capital is also an important consideration. The portfolio
                                        may also invest a small portion in foreign securities.
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund  Seeks a high level of total return. The portfolio has a flexible policy of investing in equity securities, debt
                                        obligations and money market instruments of companies and
                                        governments of any nation, including developing markets. In addition, the portfolio may invest in "junk bonds."
-------------------------------------------------------------------------------------------------------------------
Value Securities Fund                   Seeks long-term total return. The portfolio invests
                                        primarily in securities of companies, which in the portfolio manager's opinion, are selling substantially below the
                                        underlying value of their assets or private market value.
                                        Such companies may include small capitalization companies, take-over candidates, turnarounds and companies emerging
                                        from bankruptcy. The portfolio may also invest a portion in foreign securities.
-------------------------------------------------------------------------------------------------------------------
Portfolios Seeking Current Income
-------------------------------------------------------------------------------------------------------------------
High Income Fund                        Seeks a high level of current return, with capital
                                        appreciation as a secondary objective. The portfolio invests in debt securities and dividend-paying common and preferred stocks, which may include high risk securities and "junk
                                        bonds." The portfolio may also invest in foreign securities, including developing markets.
-------------------------------------------------------------------------------------------------------------------
Templeton Global Income
    Securities Fund                     Seeks high current income, with capital appreciation as a
                                        secondary objective. The portfolio invests in debt
                                        securities from any nation, including developing markets.
                                        The portfolio may also invest in lower-rated debt
                                        securities.
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         Seeks to earn income. The portfolio invests exclusively in obligations of the U.S. government, its agencies or
                                        instrumentalities, with an emphasis on mortgage- backed
                                        securities.
-------------------------------------------------------------------------------------------------------------------
Three Zero Coupon Funds
 (maturity dates: 2000, 2005, 2010)     The three zero coupon bond portfolios seek a high investment return consistent with preservation of capital. Each zero
                                        coupon portfolio seeks to return a reasonably assured target dollar amount, predictable at the time of the investment, on a specific date in the future. The portfolios may not be
                                        appropriate for those who intend to redeem units before the maturity dates.
-------------------------------------------------------------------------------------------------------------------
Portfolio Seeking Capital Preservation and Income
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                       Seeks high current income consistent with capital
                                        preservation and liquidity. The portfolio invests in
                                        high-quality money market instruments.

-------------------------------------------------------------------------------------------------------------------

PORTFOLIO SUMMARIES

As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Portfolios Seeking Capital Growth

Capital Growth Fund

The major challenge equity markets faced during the reporting period was Asia's deteriorating economic situation. Although we believe some problems may persist, it appears that region's fallen stock prices have discounted the worst of the situation. The domestic arena, meanwhile, remained a stalwart, providing a "safe haven" for investors, despite near or all-time high valuations, supported by strong economic growth, low interest rates, record unemployment and low inflation. Such ideal economic conditions, while cherished, rarely endure for very long. Acknowledging the cycles associated with equity investing, Capital Growth Fund was conceived with the strategy of trying to identify what we believe are solid companies with promising growth prospects, and buy and hold them for the long term. Turnover was low during the period at 6.54%, as we sought to provide investors with the potential for consistent growth over time.

On June 30, 1998, the portfolio held stocks of 79 companies across a diverse group of industries, including energy, financials, semiconductors, health care, computer software, data networking and consumer products. Such broad diversity helps cushion stock market volatility.

During periods of increased volatility, such as those we experienced recently, we try to capitalize on what we believe are attractive long-term investment opportunities. For example, over the past six months, the portfolio made new investments in Applied Materials, the world's leading provider of semiconductor manufacturing equipment; Associates First Capital, the country's largest consumer finance company; and CIENA Corp., a telecommunications equipment provider. Subsequent to purchase, CIENA Corp. agreed to be acquired by Tellabs. We believe these two companies combined are well-positioned to take advantage of rapidly growing, global demand for telecommunications equipment.

CAPITAL GROWTH FUND
Top 10 Industry Breakdown
6/30/98
                     % of Total
Sector               Net assets

Electronic
 Technology              13.9%

Heath Technology          9.2%

Technology Services       8.5%

Consumer Non-Durables     7.5%

Finance                   6.6%

Utilities                 6.1%

Process Industries        4.8%

Consumer Services         4.6%

Producer Manufacturing    3.3%

Industrial Services       3.2%


A variety of companies in several different sectors were outstanding portfolio performers for the six-month period. Producing returns of approximately 50% or more were Boston Scientific, a major medical devices company; Computer Sciences Corp., a leading provider of information technology services; Providian Financial, one of the largest U.S. issuers of secured credit cards; and Cisco Systems, the predominant data networking vendor which supplies most of the routers that handle Internet data traffic flow. Consumer retail companies including Wal-Mart and McDonald's also enhanced the portfolio's performance.

In any given period, some companies will fail to meet expectations for near-term results. During the reporting period, our holdings in Charles Schwab, a diversified financial services firm; Millipore, a water purification and filtering company; and Adaptec, a leading supplier of high performance computer system interface chips, were disappointments.

We expect relatively greater market volatility in the coming years, versus the past several years. In part, this results from concerns for individual companies' sustained earnings growth. We believe the S&P 500(R) is not likely to produce double-digit earnings growth again this year or next, as it did in each of the four years from 1992 to 1995. When corporate profit growth slows, investors generally seek solid, stable growth companies' stock. As growth warrants a premium in the market due to its scarcity, investors tend to push up the prices of such growth stocks -- a situation we believe would benefit many of the portfolio's holdings.

Our long-term outlook for the domestic stock market remains positive for a variety of reasons. First, the aging "baby-boom" generation fosters greater awareness toward retirement investing. Second, major western economies, and the U.S. in particular, are generally in a growth phase. Third, as the economy becomes increasingly globalized, many domestic firms, with an enhanced focus on shareholder value and improving profitability, are proving to be highly productive worldwide. In fact, in the first half of the 1990s, American corporations exhibited rising profit margins, and increasing return on equities. U.S. companies also benefit from excellent global competitive positioning in many industries. For example, U.S. high technology companies lead innovation and have dominant global market share. We believe this favorable trend may persist for some time.

Global Health Care Securities Fund

Global Health Care Securities Fund was launched on May 1, 1998, to give investors an opportunity to take advantage of the strong trends driving the health care sector. We believe this sector will be an extremely attractive area for investment over the long term, due to the aging global population, advancements in technology and emerging health care systems in many populous third-world nations. In addition, demand for health care products and services is generally very stable and largely unaffected by the business cycle or interest rates. On one hand, we expect downward pricing pressure will remain on reimbursement from managed care payers and the federal government, but on a more positive note we believe the Medicare reimbursement cuts as part of the Balanced Budget Act of 1997 are the worst we will see for some time.

Through rigorous fundamental analysis, we attempt to uncover companies that are often overlooked by most investors and offer strong growth prospects at attractive valuations. We also favor companies that have experienced management, significant competitive advantages, little competition and consistent earnings growth track records. Global Health Care Securities Fund may at times invest over half of its assets in small- and mid-capitalization companies.

For the two months since the portfolio's inception, the market was extremely volatile primarily due to concerns about Asia's problems and their impact on the U.S. economy. Small-cap stocks were particularly affected and suffered greater declines than their large-cap counterparts. The fund's high cash position helped to moderate these declines.

Our largest investment sector was specialty pharmaceuticals. Our largest holding in this group is Penederm Inc., a company that developed a drug delivery mechanism for the absorption of various compounds into the skin. Sales of the company's acne product are accelerating, and the company has several new products on the market. On June 24, Penederm stock rose 30% after it agreed to be acquired by Mylan Laboratories Inc. Another top holding in this group is Inhale Therapeutics Systems, which is in clinical trials for its inhaled insulin product. We believe that the potential is enormous for a product that can replace needles for the administration of insulin.

During much of the period, the portfolio's largest holding was ESC Medical Systems Ltd., a manufacturer of laser and pulsed-light devices for the cosmetic enhancement market. The company recently acquired its largest competitor, Laser Industries, and now has the most complete product line in the cosmetic surgery sector. Furthermore, the company is testing a device for pediatric ear infections, which could accelerate the company's growth over the next three to five years.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We continue  to favor  dialysis  companies,  and hold Total Renal Care and Renal
Care Group, at this reporting period's end. Over the course of the year, we believe these companies will benefit from favorable changes in Medicare reimbursement for the provision of renal dialysis services. Both companies are exceptionally well-managed and have very stable business models.

We appreciate your participation in Global Health Care Securities Fund and look forward to serving your investment needs in the years to come. Our goal is to seize the investment opportunities present in the health care sector in a timely and disciplined fashion, and to identify unique opportunities to invest in today's newest and fastest growing health care companies.

Mutual Discovery Securities Fund

Mutual Discovery Securities Fund seeks capital appreciation by investing in domestic and foreign equity securities, including common and preferred stocks, and securities convertible into common stocks, as well as in debt obligations of any quality. On June 30, 1998, the portfolio had 86.0% of total net assets invested in equity securities, 2.6% in fixed-income securities, and the remaining 11.4% in short-term and other securities. Of course, these holdings will change as conditions warrant.

Strong European stock market gains, recorded largely in expectation of the European Monetary Union, made value in the region increasingly scarce. However, we believe the U.K.'s Railtrack Group Plc., which owns almost all of Britain's railway infrastructure, including track signaling, bridges, tunnels, stations and depots, represented good value. Improvements in all aspects of their railroad, and efforts to develop their real estate should provide healthy long-term performance.

The stock price of Suez Lyonnaise des Eaux SA rose considerably as it continued its metamorphosis into one of the world's largest water and waste services companies. Our holdings of Societe Elf Aquataine SA, a French petroleum explorer, also performed well. With management focused on shedding non-core areas and streamlining businesses, we believe there is still more value to be realized.

Shares of Kansas City Southern Industries Inc., one of our U.S. positions, also appreciated in value. During the reporting period, they traded at a discount to our estimation of the value of the company's individual pieces. Kansas City Southern owns 83% of Janus Capital, its crown jewel. With more than $100 billion in assets under management, Janus could be worth much of Kansas City Southern's share price. During the period, Kansas City Southern announced it would spin off its financial services businesses to shareholders.

Going forward, we anticipate U.S. equity markets will present opportunities, as many companies' failures to achieve earnings estimates dampens investor exuberance. In Europe, we expect an exciting six months as the continent prepares for the limited introduction of the euro. While it may be years before the success or failure of the new system is known, we expect mistakes to occur and hope they force greater flexibility on the system, as well as offer us investment opportunities in the process. We also seek to find bargains created by Asia's economic turmoil. Despite the markets' ups and downs, we intend for our investments to be consistent with the portfolio's lower risk, lower volatility philosophy.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Natural Resources Securities Fund

Led by technology, financial services and health care companies, the U.S. stock market performed strongly during the six months under review. However, Asian economic and political turmoil raised investor concerns about future demand for a wide range of commodities including energy, chemicals, steel and paper.

During the reporting period, we made investments based on more than the assumption that commodity prices would rise or fall. We attempted to purchase shares of firms with efficient, technologically advanced operations that we felt would prosper even in a weak environment wherein commodity prices were flat or declining.

Throughout the reporting period, many natural resources companies attempted to diversify their asset bases and develop economies of scale by consolidating. One of our holdings, United Meridian Corp., merged with Ocean Energy Inc., creating a leading independent producer of oil and gas. In the paper and forest products sector, another holding, Bowater Inc., acquired Canadian-based Avenor and Korean-based Halla Paper, creating a low-cost global newsprint business. Placer Dome Inc., one of our positions in the precious metals sector, announced it was taking a stake in Vengold, which has exposure to vast gold reserves in Lihir, Papua New Guinea.

Energy-related industries, our largest sector weighting on June 30, 1998, at 57.3%, contributed significantly to the fund's performance, as the value of our holdings in Varco International Inc., Atwood Oceanics Inc. and Transocean Offshore Inc. appreciated considerably. Varco profited from rising sales of hardware that makes oil and gas drilling safer and more productive. Atwood Oceanics and Transocean Offshore, global leaders in deepwater drilling projects, experienced increased demand for their premium rigs.

As in all reporting periods, some positions hindered the portfolio's performance. Crude oil prices declined significantly due to reduced demand in Asia, higher levels of OPEC production, the return of Iraqi oil to the world market, and a warmer-than-normal winter season in much of the northern hemisphere. Consequently, our shares of Nuevo Energy Co. and Gulf Canada Resources Ltd., two exploration and production companies, fell in value. Our focus in this sector remains on companies with superior asset bases, low-cost operations, and attractive reserve and production growth profiles, which should contribute to providing significant, long-term returns.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we anticipate a period of balanced supply and demand conditions for a wide range of natural resources in the near future. If these conditions occur, in our opinion, they should lead to moderate growth and sustained levels of profitability for low-cost producers in commodity-related industries.

Small Cap Fund

During the six-month period ended June 30, 1998, interest rates declined, domestic equity markets soared, and a robust U.S. economy avoided meaningful inflationary pressure. These conditions provided an excellent environment for equity markets and small-cap stocks.

Despite smaller companies' reduced exposure to overseas markets (compared with that of larger companies), fears about Asia's economic woes put pressure on small-cap stocks. We believe these fears caused nervous investors to search for more liquid names, helping fuel larger stocks' exuberant performance. However, the "Asian flu" did not cause more than sneezes in many other economies, abating much of the market's nervousness.

We found well-positioned growth companies trading at reasonable prices across diverse sectors. As in the past few years, however, we focused in the technology sector, especially technology services companies offering products and services that we believe can lower costs and increase operating efficiency. The positions we added included i2 Technologies, Inc., a leading vendor of supply chain management software, and Cambridge Technology Partners Inc., a premier information technology consultant and systems integrator.

We remain optimistic about the long-term prospects of our industrial services sector exposure, despite volatile commodity prices, which affected some stocks during the period. One of our large portfolio positions is Varco International Inc., a rapidly growing equipment provider for offshore drilling rigs. In our view, Varco should benefit from capital spending by large oil and gas companies, much of which is not commodity-sensitive.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we believe the prospects for small-cap stocks are excellent. Relative valuations for small caps remain well below historical averages, and we anticipate most small companies should see little impact from turbulent overseas markets. The domestic economy showed little sign of slowing down, and we expect a continued favorable economic environment. We believe these conditions could provide the opportunity for small-cap stocks, and the portfolio in particular, to provide attractive, long-term returns.

Templeton Developing Markets Equity Fund

During the six months ended June 30, 1998, many Asian economies suffered severely due to continuing currency crises in the region, and most emerging stock markets around the world performed poorly. Although declines such as this can be unsettling for many investors, we urge you not to lose heart. As you know, we have always recommended that shareholders focus on the long term, and we remain optimistic about the long-term prospects for developing markets.

In Asia, Thailand's stock market declined 19% during the six-month period, as tight credit conditions and weak Asian demand hurt the country's export sector. Increased corporate bankruptcies adversely affected the Korean stock market, and Hong Kong SAR's Hang Seng Index fell 19% as rising unemployment and falling property prices jarred its economy. Notwithstanding its need to achieve faster economic growth, the Chinese government raised interest rates, avoiding renewed instability from a currency devaluation. Consequently, China's Shanghai "B" and Shenzhen "B" indices lost 29% and 18%, respectively, for the six months under review.1

The "Asian contagion" also affected other emerging markets, as many investors failed to discriminate between regions and countries. In Brazil, uncertainties over the breakup of Telecomunicacoes Brasileiras SA (Telebras) and worries about the budget deficit caused the Bovespa Index to remain volatile. Although Mexico's corporate earnings for the first quarter of 1998 were positive, falling oil prices and concern over the currency crisis' impact on Mexico's exports negatively affected investor sentiment. During the period under review, the Brazilian and Mexican markets declined 8% and 26%, respectively. Russia's was one of the world's worst performing stock markets. Many investors were cautious about the government's plans to achieve fiscal reform and improve tax collection practice. More western aid appears necessary to achieve short-term stabilization in Russia.

However, not all emerging stock markets fared poorly. The Greek government's commitment to privatization, and to meeting the requirements for eventual membership in the European Monetary Union (EMU), contributed to increased market liquidity and healthy earnings growth, driving its stock market to an all-time high. Portugal's stock market also benefited from the success of the strict fiscal policies necessary to join the EMU.

1. Source: Bloomberg. Market return is measured in U.S. dollars.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On June 30, 1998, the portfolio owned investments in 31 countries, with Brazil being our largest country holding (11.1% of total net assets). Our largest regional holding was Asia (31.2%), followed by Latin America (30.1%), Europe (8.9%), and the Mid-East/Africa (5.2%). 24.6% of the portfolio's total net assets were held in short-term obligations and other net assets, up from 10.1% on December 31, 1997.

Looking forward, we believe there is good reason for optimism about emerging markets' future. Brazil's privatization program is attracting foreign investors, and the country's US$71 billion in foreign reserves could help minimize any future pressure for an abrupt devaluation of the real.2 Also, many Mexican companies could soon begin to report solid corporate earnings growth.

Asia still presents a problem, but there persists the discipline, hard work, high savings and emphasis on education that helped build many Asian economies. Thailand is creating a healthier banking system by recapitalizing its banks, and in Korea, the elimination of foreign investment restrictions could stimulate merger and acquisition activities, allowing companies to reduce their debt burden. Hong Kong SAR's long-term prospects appear bright due to its strong historical track record in crisis management. China's substantial foreign reserves and current account surplus may be able to absorb temporary export declines. Of course, there should be no illusions that Asia's deep-rooted problems will be resolved easily; economic adjustments take time, and problems are bound to arise along the way to recovery.

In our view, the recent emerging market crises represent opportunities to purchase stocks at attractive prices. We will maintain our strategy of seeking to identify and buy high-quality companies at distressed prices, for long-term capital appreciation.

Templeton Global Growth Fund

The six months under review proved eventful for global investors, as price volatility in Asian markets offset strong returns in the U.S. stock market and growing investor enthusiasm for European equities. Asia's severe economic contractions and collapsing currencies resulted in a flight to the safety of U.S. and European markets, weakening Asian equities while making value in the western world more difficult to find.

The fiscal prudence Hong Kong SAR demonstrated in the transition from British to Chinese rule left its currency in a healthy position to weather the crises in Asia.

2. Ibid.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Hong Kong possesses a government with no debt, overcapitalized banks, the third largest currency reserves in the world, and corporations with stronger balance sheets than many of their Asian counterparts. Hong Kong undoubtedly faces sizable challenges, including an overvalued currency and inflated land prices. However, we are cautiously optimistic about Hong Kong's long-term prospects because of its strong historical track record in crisis management, its well-established government structure, and the relatively low valuation of share prices. We increased our holdings in Hong Kong during the reporting period, from 3.9% of total net assets to 5.2%. Significant purchases included Hong Kong Electric Holdings and Hong Kong Telecom.

We remain comfortable with the portfolio's 41.6% weighting of total net assets in European equities on June 30, 1998. Share prices rose and valuations increased mainly because of consolidations, corporate reorganization and converging interest rates. European economies benefited from reforms required for European Monetary Union (EMU); however, restructuring has accelerated, not maximized earnings growth. We added to positions where we believed this potential was undervalued, especially in the U.K., where our 14% stake reflected this belief. These included General Electric Co., Plc., one of Europe's largest defense companies. In other areas, valuations appeared to run ahead of fundamentals. Some companies in Italy and Spain experienced dramatic share price increases with seeming disregard for some of the pricing pressures and regional imbalances an EMU could bring. We sold INA in Italy, and Banco Santander in Spain.

Our portfolio holdings in U.S. equities decreased slightly during the six-month reporting period, dropping 1.2%, to bring the weighting to 21.2%. Many investors perceived the U.S. market as a "safe haven" from Asian crises, attracting large amounts of liquidity and driving valuations to lofty levels. In spite of strong economic growth in first quarter 1998, U.S. corporate profit growth slowed considerably, making high expectations difficult to fulfill for the full year, especially in light of many Asian economies' continued deterioration. We believe in the relative safety of undervalued securities, and seek to avoid expensive investments.

We concentrated on buying bargain stocks regardless of their location or industry. This approach is generally effective over long-term horizons, but means enduring short-term periods where out-of-favor values deliver humble performance. Despite the portfolio's large exposure to European companies, our investments in emerging markets reduced the portfolio's overall results. We continue to find more opportunities abroad, and while patience will likely be tested in the near term, we believe it will ultimately be rewarded.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Templeton International Equity Fund

Templeton International Equity Fund performed strongly during the reporting period, aided by its exposure to soaring European markets and its low exposure to sinking Asian equities. However, the portfolio's Latin American holdings and above-average cash levels negatively impacted performance.

Asia's poor economic performance greatly influenced the course of global markets over the six-month period. Declines in the Japanese economy and yen squelched hopes that Asian markets might recover based on International Monetary Fund programs to support Indonesia, Thailand and South Korea. The economic deterioration was more than the region's stock markets could bear, and investors evidently decided to evacuate Asia and move their money to the less volatile, but more expensive, U.S. and European markets.

Europe's stock prices rose overall, largely in response to lower oil prices and inflows of new money. Lower oil prices, and lower commodity prices in general, acted as a "tax cut" for European consumers, resulting in stronger-than-expected economic growth and corporate earnings. Moreover, inflation remained subdued, and interest rates throughout the region synchronized at low levels in anticipation of European Monetary Union (EMU) in January 1999.

Asia's turmoil negatively affected Latin American share prices, as many investors failed to fully discriminate between regions and countries, and lost interest in emerging market equities. Money flowed out of the region to find a safer haven in the U.S. and Europe. Latin American economies face slower growth as a result of Asia's weakness, but we believe any negative impact will be far less serious than seen in Asia. Even if several Latin American nations were forced to devalue their currencies, we believe the effect on the local stock markets should not be as devastating as in Indonesia, Thailand and South Korea. Compared with their Asian counterparts, in our view Latin American companies have properly allocated capital and substantially lower, non-U.S. dollar-denominated debt levels. Moreover, prior to the crises, overall share prices of Latin American stocks were not as expensive as Asian equities.

Looking ahead, developments in Asia will continue to frame the investment landscape. Japan may face difficulty dealing with its various economic problems without causing higher unemployment at home and further economic turbulence in Asia. Enormous amounts of capital must be raised throughout the region to rebuild banking systems and corporate balance sheets. We expect many attractive investment opportunities in Asia will become available during the restructuring process.

We believe European stocks may have to pause for breath before they can move sharply higher. Asia's economic problems are beginning to have a negative effect on Europe. Moreover, Russia's financial difficulties also may have an unfavorable impact on some European markets, notably Germany. As a result, we are carefully analyzing our European holdings, and may reduce our positions in favor of less expensive Asian and Latin American stocks as opportunities present themselves. We held an above-average level of cash due to increased redemptions and our desire to wait out the Asian crises before actively increasing our exposure.

Although the investment climate is tenuous compared with recent years, we believe the Asian economic crises are sowing seeds for the region's and the world's future. If, as we expect, Asian companies become more accountable to their shareholders, rebuild more responsible and conservative balance sheets, and learn how to respond appropriately to market signals, investors should reap long-term rewards. It is unclear if Asia has reached the point of maximum pessimism, or whether the "Asian flu" will spread worldwide, but it is clear that share prices are significantly lower in Asia and Latin America. We will continue to take advantage of lower share prices in our effort to identify bargain-priced stocks that we hope will fuel long-term performance.

Templeton International Smaller Companies Fund

Global stock markets experienced sharp swings during the six-month period. The principal cause of this volatility was Asia, where economic news deteriorated, and currencies remained vulnerable. Weakness in the Japanese yen fueled speculation that China and other Asian countries would need to devalue their currencies to remain competitive. The region's bellwether markets, Japan and Hong Kong SAR, ended the period down 2% and 19% respectively.1 South Korea and Thailand retreated sharply after rallying early in the period, following agreements with the International Monetary Fund (IMF). At the end of the reporting period, Asian currency issues remained unresolved, and we expect to see further volatility during the year. We are mindful that an economic quick-fix is unlikely, and that many companies remain in dire financial straits.

Latin American markets performed poorly during the past six months. In large part, the region was tainted with the "Asian flu." We believe some stocks were oversold due to fallout from the Asian financial crises, and as a result we sought to take advantage of cheap valuations throughout Latin America. In our view, political and economic changes point to stronger, more stable economies, and if privatization continues, the region's competition and liquidity could improve.

1. Source: Bloomberg. Market returns are measured in U.S. dollars.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In contrast, European markets soared. Indeed, during the reporting period, the European component of the Morgan Stanley Capital International(R) Europe Australasia Far East Index (MSCI EAFE) rose 27%. (Source: Standard and Poor's Micropal) Eleven countries qualified for European Monetary Union (EMU) entry at the Brussels summit, fueling positive sentiment about growth prospects there. Looking ahead, Europe is likely to remain the bedrock of the portfolio. We believe that underpinning the region's performance will likely be low inflation, corporate restructuring, good earnings prospects, subdued interest rates, increased market liquidity and strong capital inflows.

During the reporting period, we bought Techtronic Industries Co., Ltd. and Varitronix International, Ltd. in an attempt to take advantage of bargains created by Hong Kong's market decline. Both companies have attractive valuations, promising growth prospects, are net cash positive, and have no real estate exposure. We purchased Sovereign, Ltd., a full-service insurance firm we believe may be a solid, long-term prospect in New Zealand's savings market. ISS International Service System, AS, a cleaning, maintenance and related services provider, reached our valuation target, and we sold it.

Going forward, we will continue to assess the impact of Asia's currency devaluations, and the effect of its worsening economic conditions on companies around the world. While we believe that recent market volatility presents opportunities, we are cautious in our approach, seeking to limit our investments to well-capitalized, high-quality companies where we feel the stock price may not adequately reflect the company's long-term, intrinsic value. Although no one can reliably predict the direction of the markets in the near term, we are confident that our disciplined approach to identifying undervalued small cap stocks should reward long-term investors.

Templeton Pacific Growth Fund

Since the unraveling of the Pacific Rim economies in the last quarter of 1997, Asia's stock markets experienced extreme volatility. Although many markets rallied early in the year, political uncertainty in Indonesia, and the worsening of Japan's economic fundamentals renewed fears that Pacific Rim economies will take several years to recover. India and Pakistan exploded nuclear devices, adding to the region's instability.

Asian markets performed poorly during the six-month period, in both absolute and currency-adjusted terms. Hong Kong SAR, Singapore, and Malaysia were down 19%, 30%, and 27% respectively, during the period under review.1 Uncertainty and an extremely bearish attitude toward Asia cloud long-term perspectives. Looking beyond the crisis, we believe our stock choices should prove correct.

1. Source: Bloomberg. Market returns are measured in U.S. dollars.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Despite favorable stock market performance in the beginning of the year, we believe Japanese companies present few bargains for value investors. While the market showed slightly positive returns, in our view they were generated not by solid company fundamentals, but by domestic price-keeping operations that artificially inflated the stock market. We do not believe this is a sustainable activity. Lack of disclosure, labor inflexibility, and the government's weak political will, despite the surrounding turmoil, suggest to us that Japan's economy may continue to languish.

We maintain our belief that Hong Kong SAR and Singapore remain the most structurally sound economies in the region. Strong bankruptcy laws in these countries should force failing companies into insolvency in a timely manner. In addition, we believe these governments possess the resolve to fend off currency speculation, as the Hong Kong government demonstrated when it raised interest rates to defend the peg to the U.S. dollar. Once Asia turns the corner, we believe these are likely to be the first markets to take off.

While the Chinese economy faces a slowdown in export growth and significant structural reform, the cost of labor remains lower in China than anywhere in the region. This factor, coupled with China's rising foreign exchange reserves, should provide a strong buffer against the specter of devaluation. We are cheered by the new, financially savvy regime in China, and maintain similar optimism toward the South Korean government.

These premises drove our investment decisions throughout the turmoil. We added a position in Hong Kong Ferry Holdings Co. Ltd. Within Japan, we increased our positions only in companies where we perceived hidden value, or strong, long-term earning potential. Hence, we added to positions in Okamura Corp., and Toei Co. Ltd., but trimmed exposure to East Japan Railway Co. Seeking to take advantage of the Thai market's strong rally, we became net sellers. Looking forward, we expect to find value in New Zealand and Australia as a result of the precipitous declines in their currencies and commodity prices.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolios Seeking Growth and Income

Global Utilities Securities Fund

(Prior to May 1, 1998, the Utility Equity Fund)

Global Utilities Securities Fund performed strongly over the six-month reporting period. Several of the portfolio's top holdings rose significantly. Enron Corp., the portfolio's largest holding (5.2% of total net assets), returned just over 31% since January 1, 1998. Another notable position, ICG Communication Inc. (3.6%), returned over 34% for the six-month period ended June 30, 1998.1

The electric utility industry, which comprised 65.7% of the portfolio on June 30, 1998, showed signs of improvement as issues surrounding deregulation were clarified, and several states completed their deregulation plans. Global Utilities Securities Fund focuses its investments on electric utility companies we believe will do well in a competitive environment. These companies generally have low-cost operations, strong management teams and domestically and internationally diversified businesses. Our three largest electric utility holdings are Southern Company, Duke Energy and FPL Group Inc.

The telephone sector, representing 22.7% of the portfolio, experienced healthy performance over the past six months. Strong demand growth and merger activities continued within the industry, fueled by the Telecommunications Act of 1996, which allows companies to expand their businesses into new areas. We still find many attractive opportunities domestically and internationally within the telecommunications sector. Some of the largest holdings include ICG Communications Inc., Telecom Italia SpA and AirTouch Communications Inc.

Natural gas stocks, 9.2% of total net assets, were relatively flat due to warmer-than-normal weather patterns and resulting low commodity prices. The first six months of 1998 were very difficult for natural gas distribution and pipeline companies alike. As a result, the average stock in this segment fell approximately 6% during this period. Looking forward, we believe financial results should improve by the fourth quarter 1998. The final three months of the year usually account for up to 50% of earnings due to the seasonal pattern of natural gas consumption. Further, we anticipate that continued consolidation in this segment will drive stock prices higher over the longer term. Significant investments in this group include Enron Corp. and MCN Energy Group, Inc.

1. Source: Bloomberg.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Foreign stocks made up 19.3% of the portfolio on June 30, 1998, with the majority of the positions in Europe and the U.K. Strong equity growth occurred as the European markets rallied due to the pending formation of the European Monetary Union (EMU). We expect that these markets should remain strong as Europe emerges from recession, and the release of the pent-up demand for telecommunications services enables many European telephone stocks to increase earnings.

The economic crises in Asia had minimal effects on the portfolio, as Asian holdings made up only 1.6% of total assets. The portfolio was underweighted in Asia for a few years because we believed that valuations there were too high. We are currently monitoring Asian equity valuations in light of the recent downturn, and may take advantage of the lower stock prices as opportunities arise. We seek bargains in all regions of the world, but will not make investments in volatile regions unless we feel the rewards outweigh the risks. For this reason, we have not increased the portfolio weighting in Asia amidst the region's economic uncertainty.

Latin American stocks suffered as a result of the Asian crises. Latin America made up just 5.2% of the portfolio's total net assets, and therefore these stocks' performance did not have a major impact on the overall return during the period. We are reluctant to add Latin American positions for the same reasons we are reticent in Asia. However, because these stocks are much cheaper now then they have been in past years, we may add positions as opportunities arise.

Looking forward, worldwide demand for telecommunications, electric power, gas, water and other utility services is accelerating. Many foreign countries are now building infrastructures that will produce high levels of revenue growth for many years into the future. While it is impossible to predict future returns, we believe that many of the demographic, economic and social factors that contributed to the portfolio's strong performance should be in place for years to come.

Growth and Income Fund

The U.S. stock market advanced during the reporting period, driven by solid economic growth, lower interest rates and a benign inflationary environment. Corporate profits increased during the first half of 1998, albeit at a slower rate than the previous six months. Weakness in Asia began to affect earnings of U.S. multinational companies, leading to increased stock market volatility.

We invest in stocks of companies that we believe are selling at attractive valuation parameters such as dividend yield, book value, cash earnings and revenues. This strategy generally entails buying a company or sector that is out of favor due to depressed fundamentals or market uncertainty. Recently, this became more challenging, as general market valuations rose to the higher end of their historical ranges. For example, the average dividend yield for companies comprising the S&P 500 Index was near a historic low of 1.45% on June 30, 1998.1

One area where we found solid value during the period was the real estate sector. We believe that over the next two years, most real estate investment trusts (REITs) could experience earnings and dividend growth rates exceeding that of the average S&P 500 company. In response to low relative valuation measures, we added to existing positions and initiated new investments in Arden Realty Inc. and Glenborough Realty Trust, Inc., which yielded approximately 6% at the time of purchase. REITs now represent 6.6% of the portfolio's total net assets, compared with 5% on December 31, 1997.

Other attractive investment areas included utilities and major oil companies. Electric utilities, representing 11.5% of total net assets on June 30, 1998, recently experienced improved relative performance. Despite market uncertainty, industry deregulation implemented by various states was, for the most part, favorable to utility investors. We also anticipate national legislation that eventually could lead to industry consolidation. Oil prices dropped to their lowest levels in real terms since World War II, adversely affecting energy stocks. We believe the decline in oil prices will be temporary, and growth prospects for major energy companies remain strong. We added to existing energy positions, which represent 15.4% of total net assets at the close of the period.

The portfolio's consumer related stocks, such as automobiles and retailers, performed very well during the reporting period. Low unemployment, low interest rates and high consumer confidence led to better-than-expected spending patterns in these sectors. Insurance, pharmaceutical and certain telephone stocks, solid performers in 1997, continued their strong relative performance during the period. We sold stocks such as Dial Corp., Bristol-Myers Squibb Co. and France Telecom SA as they reached our price targets.

The reporting period was marked by significant merger and acquisition activity for investments held in the portfolio. Five positions -- Banc One Corp., Chrysler Corp., Beneficial Corp., insurer Mid Ocean Ltd. and Southern New England Telecommunication Corp. announced agreements to merge or be acquired at higher prices than we bought them. Freeport McMoran Copper & Gold Inc. did not meet our expectations, and we sold it at a loss.

Looking forward, we anticipate higher levels of financial market volatility in the year ahead. We believe the portfolio's contrarian nature is well-positioned to take advantage of volatility as various stocks fall in and out of favor, and that this disciplined, value approach should continue producing consistent and favorable long-term results.

1. Source: Standard and Poor's Micropal.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Income Securities Fund

The U.S. stock market climbed during the six-month reporting period, driven primarily by strong economic growth, benign inflation, and historically low interest rates. Although the bond markets initially reacted negatively to reports of strong economic growth, U.S. Treasury bonds rallied toward the end of the period on signs of slowing economic growth and a flight to quality from the Asian crises. Bond markets also benefited from reports of low inflation and the potential for a U.S. government budget surplus.

The fund's stock weighting remained steady at 46.6% of total net assets during the period, while bonds declined to 49.0% from 49.7%, and cash decreased to 4.3% from 4.7% of total net assets.

Corporate bonds, our largest fixed-income weighting, performed solidly during the period. Investment grade companies acquired several issuers of the fund's positions, including Ralphs Grocery, Food 4 Less and Americold, helping this performance. As a result, our bonds appreciated and subsequently were called or tendered at attractive levels above par. Despite record issuance of corporate bonds, we remained selective, initiating new positions in solid companies such as Denbury Resources (Energy) and Nextel Communications Inc. (Telecommunications). New investments did not keep pace with calls and tenders, leading to an overall reduction in the fund's corporate bond weighting, which decreased from 22.5% to 18.8% over the reporting period.

Increased volatility in foreign stock and bond markets weakened the portfolio's foreign bond positions toward the end of the period. However, the majority of the portfolio's foreign bonds were U.S. dollar-denominated, and therefore less susceptible to volatility from foreign exchange-rate movements. In April, we initiated a position in U.S. dollar-denominated Republic of Korea bonds, which we believe offer solid total return potential related to the government's economic and political reforms.

We added to the fund's U.S. Treasury holdings at attractive levels during the period, as we believed inflation should remain subdued, and the U.S. government would achieve a budget surplus. As a result, U.S. Treasury bonds represented 11.3% of total net assets on June 30, 1998, compared with 9.1% at the beginning of the year.

The fund's equity sectors provided mixed results during the past six months. Utility stocks, representing the fund's largest equity sector, rebounded from initial weakness to post a solid gain during the period. We believe utility stocks are an attractive sector due to their high yields relative to the stock market, low relative valuations, and improving opportunities for growth.

The real estate sector experienced weakness during the period. However, we believe REITs (Real Estate Investment Trusts) offer visible cash flow and dividend growth, and attractive valuations relative to their underlying properties and the stock market. Consequently, we initiated three REIT convertible preferred stock positions in Innkeepers USA Trust, specializing in hotels, Glenborough Realty Trust, owner of a diverse mix of property types, and Reckson Associates Realty, one of the largest owners and operators of Class A suburban office and industrial properties in the New York tri-state area.

Energy stocks fell during the period as a result of lower oil prices. Long term, we believe energy prices can recover, and therefore initiated a position in Chesapeake Energy Corp. and added to existing positions in EVI, Inc., Lomak Petroleum, and Nuevo Energy. These convertible preferred stocks offer high dividend income and participation in the underlying common stocks at historically attractive valuations.

We remain selective with respect to new investments amid historically high valuations for the overall stock market and record issuance of corporate bonds. However, we will continue to be opportunistic and utilize fundamental research in our search for investment opportunities across markets. As always, we remain committed to our value-oriented approach, seeking income and growth from a diversified mix of stocks, bonds and cash.

Mutual Shares Securities Fund

Mutual Shares Securities Fund seeks capital appreciation by investing in domestic and foreign equity securities, including common and preferred stocks, and securities convertible into common stocks, as well as in debt obligations of any quality. On June 30, 1998, the portfolio had 75.6% of total net assets invested in equity securities, 4.3% in fixed-income securities, and the remaining 20.1% in short-term and other securities. Of course, these holdings will change as conditions warrant.

The U.S. stock market's robust advances during the reporting period made it difficult to find cheap stocks. However, our search for value revealed a number of substantial opportunities. Dow Chemical Company, the world's fifth largest chemical company, embarked on an extensive restructuring and investment program. We believe the resulting higher earnings and cash flow should provide financial flexibility to make further investments and repurchase stock. As the benefits from such initiatives become clearer, we expect the gap between the stock price and the company's asset value to narrow.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Another chemical company, W.R. Grace & Co., underwent a massive, multi-year restructuring of its business portfolio. The "new" Grace emerged as a smaller, highly focused, specialty chemical company with a strong balance sheet. We expect the recently announced acquisition of Crosfield will strengthen the company's position in catalysts, a business we believe is likely to show improving results relative to the weak levels of recent years.

Strong European stock market gains, recorded largely in expectation of the European Monetary Union, made value in the region increasingly scarce. However, we believe the U.K.'s Railtrack Group Plc., which owns almost all of Britain's railway infrastructure, including track signaling, bridges, tunnels, stations and depots, represented good value. Improvements in all aspects of their railroad, and efforts to develop their real estate should provide healthy long-term performance.

Going forward, we anticipate U.S. equity markets will present opportunities, as many companies' failures to achieve earnings estimates dampen investor exuberance. In Europe, we expect an exciting six months as the continent prepares for the limited introduction of the euro. While it may be years before the success or failure of the new system is known, we expect mistakes to occur and hope they force greater flexibility on the system, as well as offer us investment opportunities in the process. We also seek to find bargains created by Asia's economic turmoil. Despite the markets' ups and downs, we intend for our investments to be consistent with the portfolio's lower risk, lower volatility philosophy.

Real Estate Securities Fund

The real estate industry benefited from strong demand for residential and commercial space, yet real estate stocks performed poorly during the reporting period. Most real estate companies reported strong growth in cash flow from operations, as overall industry growth and consolidation trends continued. However, high levels of REIT stock issuance and possible legislative changes in the tax treatment of "paired-share" REITs negatively affected investor sentiment and contributed to a lag in REIT stock prices.

Throughout the reporting period, we remained committed to our strategy of focusing on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with the ability to add value through intensive property management and capital markets experience. In keeping with this strategy, we maintained the majority of the portfolio's investments in hotel, apartment, office and industrial properties, where we anticipate the strongest cash flow growth and attractive stock valuations.

Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments, hotels, or office buildings. "Paired-share" REITs allow the combination of a property and
operating    company    within   the   same    entity,    for   tax    purposes.

At the end of the reporting period, the hotel sector was the portfolio's largest property-type weighting, representing 19.4% of total net assets. Two of the portfolio's largest positions, Starwood Lodging Corp. and Patriot American Hospitality Inc., are hotel REITs with the unique "paired-share" tax structure. Although these stocks weakened, partly due to probable changes in their tax structure, we believe these two companies should retain their excellent growth prospects and compelling valuations under any REIT structure.

The apartment sector was the portfolio's third-largest property-type weighting at 17.0% of total net assets. This sector experienced rapid consolidation over the six-month reporting period, as more than half the portfolio's apartment companies announced or completed mergers last year that should reduce overall operating and financing costs. While this sector's supply and demand fundamentals are near equilibrium, valuations are attractive relative to other sectors, and we expect steady cash flow growth. The portfolio's largest positions in the apartment sector as of June 30, 1998, are Equity Residential Properties, Camden Property Trust, and Security Capital Atlantic.

In the office and industrial sectors, we added a new position, Cabot Industrial Trust. The company's existing properties coupled with attractive acquisition opportunities offer excellent long-term growth potential. At the same time, we sold the portfolio's position in Tower, a New York office REIT that did not offer the appreciation potential of some of its peers. The portfolio's office and industrial sector weightings represented 10.8% and 5.4% of total net assets respectively, as of June 30, 1998.

The portfolio's homebuilding and manufactured homes sectors significantly appreciated during the reporting period due to lower interest rates and record levels of home buying nationwide. Consequently, the valuations on homebuilders approached historically high levels, and we sold the portfolio's positions in Beazer Homes, Belmont Homes, NVR Inc. and U.S. Home Corp.

Looking ahead, the unique combination of steady growth and favorable valuations in the current market environment offers prospects for strong real estate industry performance, in our opinion. Long term, we are committed to real estate stocks and REITs, as this sector of the market continues to grow in capitalization and diversity. In addition to our direct experience in real estate and real estate securities management, our team of over thirty equity and credit analysts is well-positioned to evaluate the merits of new REITs being formed by a variety of U.S. corporations. We continue to focus on premier real estate companies that we believe can create significant cash flow growth and shareholder value.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Rising Dividends Fund

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards, and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the six-month reporting period, the stock market benefited from an economic environment characterized by solid growth, low inflation and falling, long-term interest rates. The composition of economic growth changed, however. While consumer activity was robust, the manufacturing sector slowed. Consumer-oriented stocks benefited from Asia's economic problems, which were widely cited as a leading reason for the significant fall in long-term Treasury bond yields in the past fifteen months. However, global competition from Asian companies, and disappointing sales to the region hurt manufacturers. In general, consumer-oriented stocks performed better than stocks of manufacturers during the period.

A striking feature of the reporting period was large capitalization stocks' much stronger performance relative to medium- and small-capitalization stocks. The consumer orientation of many large-cap stocks partially explained this outperformance. Another factor was the decision of many global investors to reduce exposure to Asia and move their money to the safer U.S. markets. Much of this money flowed into the largest and most liquid U.S. stocks.

Retailers were standout performers during this period, particularly large-cap Wal-Mart Stores, Inc., one of the portfolio's positions. Domestic sales were strong in all of Wal-Mart's formats, and international prospects continue to be promising. Other significant retail holdings in Rite Aid Corp.; The Limited, Inc.; and Family Dollar Stores, Inc. also performed well.

Another particularly strong performer was Allied Group, Inc., a property and casualty insurance company. Allied agreed to be acquired by Nationwide Mutual at a substantial premium to its previous trading range.

Manufacturing-oriented companies such as Hanna (M. A.) and Watts Industries, Inc. lagged during the period. Negatively impacted by the industrial slowdown, both companies had weaker-than-expected quarterly earnings. Two other disappointing stocks were Dimon, Inc. and Wallace Computer Services, Inc. Dimon, a tobacco leaf processor, experienced shipment delays to Asian cigarette manufacturers. Wallace reported very weak quarterly earnings due to pricing pressures in certain product categories, despite relatively strong unit volume growth.

We added three new positions to the portfolio during the period, Diebold, Inc., Reynolds Co. and Schultz Sav-O Stores, Inc. Diebold, which makes card-based transaction systems, has an exceptional record of 45 years of annual dividend increases. Although earnings slipped as a result of slowing orders, Diebold is positioned for long-term growth from the increasing use of automation to deliver consumer products and services. Reynolds is a leading provider of information management systems used primarily by automobile dealerships. Schultz Sav-O Stores owns and operates retail grocery stores in eastern Wisconsin and northeastern Illinois, and is a wholesale grocery distributor.

Other significant additions to the portfolio included Pall Corp.; West Co., Inc.; Bemis Company, Inc.; and Wallace Computer Services, Inc. Pall makes fluid-filtration devices for a variety of industries including heath care. West's products are used in the packaging and delivery of health care products. Bemis is a leading manufacturer of flexible packaging for food industry use. Wallace, although a disappointing performer during the period, is well-positioned as a provider of office supply management services to large organizations.

We eliminated positions from the portfolio including Merck & Co., Inc. and Stanhome, Inc. Merck became less attractively valued than alternative investments. Stanhome, now known as Enesco Group, Inc., failed to meet the portfolio's dividend requirements.

Notable year-over-year dividend increases during the past six months came from Cohu, Inc. (+33.3%), Nucor Corp. (+20%), First Union Corp. (+31.3%), Leggett & Platt, Inc. (+23.1%), Mercury General Corp. (+20.7%), National Commerce Bancorp (+45.5%), and Alberto-Culver Co. Class A (+20%).1

As shown in the table, our 10 largest positions on June 30, 1998, comprised 29.1% of the portfolio's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the portfolio's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 19 years in a row and by 365% in the last 10 years. Their most recent dividend increases averaged 20%, for a yield of 1.8% on June 30, 1998, and a dividend payout ratio of 34%. Long-term debt averaged 21.5% of capitalization, and the average price/earnings ratio was 19.4, versus
27.1 for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. While future results may differ, we think these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

1. Source: Bloomberg.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Templeton Global Asset Allocation Fund

Volatility in global markets characterized the six-month reporting period. Japan announced that it is "officially" in a recession, according to its first quarter, annualized Gross Domestic Product (GDP) figures. These showed a GDP quarterly decline of 1.3%, and qualified as a recession based on Japan's two consecutive quarters of negative growth.1 Japan's first recession since the oil shock of 1974 turned investor sentiment sharply negative. The Nikkei Stock Index momentarily dropped under 15,000, and the yen hit an eight-year low of 145 versus the U.S. dollar. Near the end of the reporting period, Japan's economy was bolstered by the U.S. intervention to buoy the yen. The Nikkei recovered slightly, and the yen strengthened to 138 versus the dollar, due to U.S. government support.1,2

The world's emerging markets are watching the yen for signs of continued weakness. A further decline could put pressure on China to devalue its currency and retain competitiveness. In turn, this would threaten the safety of the Hong Kong SAR dollar peg and could result in another Asian currency meltdown.
Although the portfolio has only 2% of assets in Japan, the interconnected economies of Southeast Asia furnish few places to hide from risk. We took advantage of market declines, however, by purchasing additional shares of companies selling at what we considered attractive valuations, as a result of the currency crises. We also initiated positions in other companies whose stock prices, in many cases, were more than 50% below their peaks prior to the crises.

Other emerging markets such as Brazil and Russia had relatively over-valued currencies and came under pressure. In May, the Morgan Stanley Capital International Emerging Market Index recorded its third worst month since August 1990, as liquidity was sucked from these markets and transferred into the U.S. and Europe.3 This had an adverse effect on the portfolio's performance, as 12% of the portfolio's equity holdings were in emerging markets.

Although more volatility in Asia and emerging markets is likely, we think the corrections were overdone. Our focus on value means that we carefully attempted to augment small, emerging market positions in Brazil and Russia. For example, Brazil was recently trading at only seven times 1999 U.S. dollar earnings estimates, according to Morgan Stanley, and these earnings are expected to grow by 18%. Furthermore, improving fundamentals in Latin American equity markets contrasted with stock prices there. We believe some stocks were oversold due to the Asian financial crises, and as a result we sought to take advantage of cheap valuations throughout Latin America. In our view, political and economic changes point to stronger, more stable economies, and if privatization continues, the region's competition and liquidity could improve.

1. Source: Bloomberg.
2. Source: Lexis-Nexis.
3. Source: Standard and Poor's Micropal.

The U.S. stock market continued to rally, albeit at a reduced pace. Expectations of a greater fall-out from Asia on industrial and high-tech exporters held back U.S. markets from stronger performance. However, we believe that earnings expectations are too high in the U.S., and that a combination of high wage costs and reduced pricing power will squeeze corporate profits. Pre-tax profits for U.S. companies dropped 1.8% in first quarter 1998, after a 2.1% decline in fourth quarter 1997. This was the first two-quarter drop since the 1990-91 recession.4 We believe that profit projections for the future are overly optimistic, and many companies will find that the market will correct them.

Due to overvaluation, we trimmed some of our domestic holdings, and the portfolio now has 14% of its equity exposure in the U.S. However, given the balanced nature of the portfolio, we benefited from a flight to quality from Asia into U.S. Treasury bonds, where the portfolio holds 6% of its assets. Price appreciation on the 30-year Treasury bond recently drove yields down to record levels of 5.6%.

We remain comfortable with the portfolio's 21% weighting of total net assets in European equities, which benefited from converging interest rates, corporate restructuring and economic growth. Cost-saving consolidations (particularly in the banking, insurance and pharmaceutical sectors) continued to lock in value for shareholders and improve share prices during the reporting period. We added to positions in the U.K., which we believe will gain from the introduction of the euro, continued corporate restructuring, or their focus on shareholder value and reasonable valuations. As of June 30, 1998, we have 8% of the portfolio's total net assets in U.K. equities, trading at an average of 14 times 1999 earnings estimates, and yielding approximately 4%.

As developments from the Asian crises unfold, we will remain cautious but committed to uncovering values worldwide for the portfolio. We will continue to utilize our diligent, bottom-up research style in an effort to unearth companies with strong fundamentals whose share prices were unduly penalized because investors failed to distinguish them from their less stable peers. If countries like Thailand, Korea and the Philippines restructure and reform, some companies in those areas may provide excellent, long-term value. In Europe, we are optimistic about the potential benefits that a single European currency could offer to participating economies. And in the U.S., we are confident that if companies continue to restructure their businesses, investors will be rewarded.

In times of uncertainty and volatility it is important to maintain discipline and avoid short-term, negative sentiment and noise. We search daily for bargains around the world, following a process developed over 50 years of international investing.

4. Source: Bloomberg.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Value Securities Fund

Value Securities Fund was launched on May 1, 1998, to invest in the securities of companies that we believe are undervalued. The portfolio seeks to buy companies that we view as bargains, which can come in a variety of styles and sizes. Some are so obscure and small as to be off the radar screen from most market analysts. Others are well-known, large-cap stocks experiencing dramatic drops, often due to only one bad quarter. These are what we call "fallen angels." Some value stocks trade at extraordinarily low prices relative to visible net assets; in many cases it is possible to buy a healthy company at or below such value and pay very little for hard assets like land, minerals and timber, whose potential sales value is unknown, but obviously substantial.

Other stocks can be purchased at surprisingly low prices relative to earnings or cash flows. Frequently, the stocks we perceive as bargains have a cloud hanging over them. It could be an out-of-favor company or industry, an ineffectual management team, or a passive board of directors. Our job is to work at determining whether the problem is correctable.

At times, companies of interest to us are in a turnaround mode and trading at prices that say more about the seller's emotions than about what we are buying. Turnarounds do not proceed on schedule, and we frequently must conclude that we are early. Our attention to a business's balance sheet and cash flow buys us time to wait out our disappointments.

As of June 30, 1998, the portfolio's largest position was Cliffs Drilling Co., an international operator of oil and gas drilling rigs in the Gulf Coast, Venezuela and the Middle East. At recent levels, the stock sold at only 5.3 times 1998 earnings estimates, and 3.9 times cash flow. Depressed oil prices have caused the stock price to drop during the period, from a high of $55.75 to just under $33 on June 30, 1998. When oil prices return closer to their historic norms of $20 per barrel, Cliffs Drilling should benefit significantly.

Nuevo Energy Co., our second-largest holding, is an oil and gas exploration and production company. Largely oil-based, the company's shares have suffered with severe oil price weakness during the reporting period. Because the company is one of the industry's lowest cost producers, improvements in oil prices should have a substantial impact on the company's cash flow and earnings. The company stands a very good chance of obtaining a meaningful state lease adjacent to its leased federal field in offshore California. The stock sells at less than nine times 1998 cash flow and five times estimated 1999 cash flow.

The third-largest position, Ladish Co., Inc., headquartered in Cudahy, Wisconsin, manufactures highly engineered, forged components for the jet engine, commercial aerospace and defense markets. The company's products include compressor and turbine discs, jet engine casings, landing gear components and helicopter rotor parts. Primary customers include GE, Rolls Royce, Pratt & Whitney and Boeing. The stock is depressed because of recent concerns about the longevity of the aerospace cycle and concerns about profitability at Boeing. During the period, the stock traded at less than seven times 1999 earnings estimates, and about 4.5 times 1998 cash flow. The company has a solid backlog, has improved its balance sheet considerably, and in our view, represented good value at these levels.

The only identifiable catalyst for our buying decisions is the mispricing of assets or cash flow. We look for gains to come in one of three ways. First, the market's appraisal of the firm may change. The stock will be bid up to levels we think appropriate, and we exit. Second, the value disparity stays the same or increases, and a competitor or other strategic buyer launches a takeover bid, which again, drives up the price. Third, nothing changes except that the intrinsic value increases over time. If that happens, we will stay with a strong balance sheet indefinitely, since we can't predict when lightning will strike. We can also be wrong, of course, and end up with a loss. Obviously, there are no guarantees. However, we are confident in our approach of buying good companies when they are out of favor, and having patience until their value is recognized by other investors.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolios Seeking Current Income

High Income Fund

During the six months under review, market conditions remained favorable for high yield bonds, as key market indicators reached all-time peaks. The yield on the 30-year Treasury bond fell from 5.93% on December 31, 1997, to 5.62% on June 30, 1998, while the Dow Jones Industrial Average increased from 7908 to 8952 over the same period.1 The economic outlook was also positive. Moderate economic growth with subdued inflation, improving corporate profits and declining interest rates contributed to favorable high yield corporate bond performance.

In making sector allocation changes during the reporting period, our objective was to increase exposure to industries that should have limited downside risk during economic decelerations. Within telecommunications, we favored companies with the ability to capitalize on the industry deregulation initiated through the 1996 Telecommunications Act. Part of this strategy involved maintaining healthy exposure to competitive local exchange carriers (CLECs), which we believe are successfully taking share from the baby bells and are well-positioned for future consolidation. We also initiated new positions in Global Crossing Holding, Ltd. and Level 3 Communications, two companies who construct high quality fiber optic networks.

Wireless communications remained our top investment sector, reflecting our belief in the industry's strong growth prospects, despite burgeoning competition. We favored market leaders such as Sprint Spectrum L.P. and Nextel Communications, Inc. in mobile telephones, and Paging Network, Inc. in paging services. Standout performers in the wireless communications industry over the past six months included portfolio holdings Sprint Spectrum, which announced it would become majority controlled by Sprint Corporation, and Sygnet Wireless, Inc., a rural cellular telephone provider somewhat insulated from competition.

We increased our exposure to the media and gaming & leisure sectors, which may benefit from current merger activity. Representative new portfolio positions in these sectors include Six Flags Theme Parks, which is owned by Premier Parks Inc., a consolidator in the theme park industry, and Regal Cinemas Inc., a consolidator in the movie theater industry.

Across industries, we remained focused on securities that we expect to benefit from positive corporate events and/or improving credit profiles. Merger and acquisition activity, or other promising corporate events over the review period positively impacted several portfolio positions, including Showboat, Purina Mills Inc., Ralphs Grocery, Coca-Cola Bottling and Borg-Warner Security Corp.

1. Source: Bloomberg.

Conversely, we reduced our holdings in the cable television and health care services industries. In cable television, we primarily took profits in issues whose solid appreciation reflected consolidation activity, while in the health care industry, Tenet Healthcare Corp. represented another opportunity for profit-taking.

In our view, the outlook for the high yield corporate bond market in general, and the portfolio specifically, seems promising. Recent volatility in the Asian markets will likely preclude a near-term change in policy from the Federal Reserve Board, while economic expansion, which has remained solid through the second quarter, suggests continued growth in corporate profits. This should, in turn, lead to improving corporate profiles. Should these trends persist, we believe corporate high yield bonds will perform favorably.

Templeton Global Income Securities Fund

Interest rates fell for the balance of the reporting period, reflecting investor belief that Asia's instability would make industrial country central banks less likely to raise interest rates, despite strong growth in their domestic economies. However, there were exceptions of higher global interest rates near the end of the period, based on the increased probability that major central banks would possibly tighten monetary policy toward the end of 1998.

During the period, we focused on heightening the portfolio's interest rate sensitivity by increasing the average maturity of U.S. and European holdings. Average maturity of U.S. holdings increased from 7.6 years to 8.4 years, and the average maturity of European holdings increased from 3.4 years to 5.8 years during the period. Also, we increased use of foreign currency hedges, in an effort to protect the value of the portfolio's European positions. Hedging activity increased toward the period's end, when perceptions of U.S. economic prospects improved, and the U.S. dollar rallied against the German mark and other European currencies.

Going forward, we believe the outlook for global bonds is positive, as inflation generally drives interest rates, and inflation prospects remain low. However, European and U.S. growth is very strong, raising the possibility that interest rates will temporarily move higher before declining over the balance of the year. We anticipate the U.S. dollar will remain firm, until the U.S. current account deficit weakens significantly, which may occur later in the year. We intend to maintain our focus on global government securities, which we feel offer maximum returns with reduced risks.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Q: How does a CURRENT ACCOUNT DEFICIT differ from a TRADE DEFICIT?
--------------------------------------------------------------------------------
A: The trade deficit is an excess of imports over exports, resulting in a negative balance of trade. The balance of trade is made up of transactions in merchandise and other movable goods, and is only one factor comprising the broader current account, which also includes services, tourism, transportation, and interest and profits earned abroad.
--------------------------------------------------------------------------------

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

U.S. Government Securities Fund

During the reporting period, yields on U.S. Treasury securities declined and the Treasury yield curve flattened, with long-term interest rates declining more than short-term rates. For most of the period, yields fluctuated in a narrow band as investors wrestled with a robust U.S. economy that produced strong job and income growth. The combination of a tight labor market and mysteriously low inflation kept pressure on short-term interest rates to remain high, as the market feared the Federal Reserve Board (the Fed) would tighten the money supply. The Fed did not change monetary policy or interest rates during the period.

The decline in Asian markets, which began in the summer of 1997, continued during the past six months as economies throughout the region contracted, often severely. The ongoing problems refocused market attention on the Japanese financial industry's fragility. Japan's inability to jump-start its economy caused the yen to depreciate sharply versus the U.S. dollar. By June, U.S. and Japanese monetary authorities made a dramatic move to shore up confidence in Japan's currency by exchanging dollars for yen in a rare foreign currency intervention. Japan's role in the global marketplace is critical for any Asian economic rebound, and further devaluation of the yen could put pressure on other currencies in the region to move lower as well.

Because the world economy is interconnected, a deep recession in Japan or Russia can be a greater threat to U.S. growth prospects than rekindled inflation. Therefore, we believe the Fed probably will not risk destabilizing currency relationships between the U.S. and Asia by raising short-term interest rates. Our best guess is that short-term rates will continue at their current levels in the months ahead.

In response to the relatively stable interest-rate environment that the U.S. economy enjoyed during the past six months, mortgage pass-through securities posted strong performance. Fixed-rate securities outperformed adjustable-rate securities in the flattening yield curve environment. This is because adjustable-rate securities are tied to short-term interest rates such as the one-year Constant Maturity Treasury (CMT), the six-month Treasury bill, or the 11th District Cost of Funds Index. In contrast, fixed-rate mortgages are tied to movements in longer-term rates, such as the 10-year Treasury. With less difference between short- and long-term rates, adjustable-rate borrowers have an increased economic incentive to refinance into a fixed-rate mortgage.

As longer-term interest rates fell near the end of the six-month period, prepayment risk became more of a factor in relative valuations throughout the sector. In lower interest-rate environments, borrowers often refinance loans, causing mortgage pass-through holders to receive unanticipated prepayments and cashflows on their securities. If the yield curve remains flat, or even inverts, prepayments on adjustable-rate securities should remain at high levels, reducing income and limiting price appreciation. This is where our emphasis on seasoned CMT adjustable-rate securities could prove most beneficial to shareholders. The flat yield curve environment will probably have less negative impact on these securities. Seasoned adjustable-rate securities have already been through one or more refinancing cycles, and thus, are less likely to prepay than newer securities, which are refinanceable for the first time.

Looking ahead, we anticipate little change in the U.S. interest-rate environment over the next several months. Monetary policy makers may continue to fret over the inflationary pressures resulting from a very strong U.S. labor market, and keep short-term rates high. Long-term interest rates are likely to remain low as slowing world economies and reduced currency valuations have favorable inflationary impacts for the U.S. In this environment, we expect to hold a higher allocation of mortgage pass-throughs within the portfolio, seeking to take advantage of the relatively larger yield spread and level of income these securities provide.

Zero Coupon 2000 Fund
Zero Coupon 2005 Fund
Zero Coupon 2010 Fund

U.S. interest rates declined during the six-month reporting period. Inflation remained subdued despite a robust domestic economy. If Asian economic problems weaken overseas demand for our goods and services, while lowering the cost of exports to the U.S., this downward pricing pressure could keep a lid on future inflation. The annualized, Gross Domestic Product growth rate slowed from 5.5% in first quarter 1998 to 1.4% in the second quarter, which should also discourage inflation. Recent volatility in the Asian markets will likely preclude a near-term change in the Federal Reserve Board's (the Fed's) policy. Because the world economy is interconnected, a deep recession in Japan or Russia can be a greater threat to U.S. growth prospects than rekindled inflation. Therefore, we believe the Fed probably will not risk destabilizing currency relationships between the U.S. and Asia by raising short-term interest rates. Our best guess is that short-term rates will continue at their current levels in the months ahead. The Fed did not change monetary policy or interest rates during the period.

The U.S. bond market benefited from the flight of international capital to the safe haven of U.S. Treasuries during the Asian crises. U.S. Treasury bonds offer interest rates that are among the highest in the developed world, despite the American economy's current strength relative to other developed countries. At the same time the Asian crises have increased demand for U.S. Treasury securities, the supply has been shrinking. The U.S. government's borrowing needs are on the decline, as the federal budget for this fiscal year appears to be running a surplus for the first time in decades.

Looking ahead, interest rate swings will remain a dominant factor impacting the funds' value. The longer the fund's target maturity, the greater its sensitivity to interest-rate volatility. Thus, the portfolio with bonds maturing in 2000, up to two and one-half years from now, would experience an approximate 2.5% swing in value for each 1% swing in interest rates. Likewise, the 2005 portfolio has the potential to move up or down approximately 7.5% for the same swing in interest rates, while the 2010 portfolio may move up or down 12.5%. Despite short-term swings, investors who hold zero coupon bonds to maturity will receive a predictable rate of return.

Normally, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow in or out of the portfolio, or vary with market conditions. In each portfolio, we strive to maintain -- at all times -- a duration within 12 months of the target maturity. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Seeking Capital Preservation and Income

Money Market Fund

Over the six-month reporting period, the U.S. economy expanded at a healthy pace, inflation was low and short-term interest rates were relatively stable. The real U.S. Gross Domestic Product (GDP) for the first quarter 1998 grew at an annualized rate of 5.5%, considerably above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.1 In spite of Asia's financial problems and the General Motors strike, the GDP grew in the second quarter at a better-than-expected, annualized rate of 1.4%. Relatively low interest rates, and higher income levels, real estate and stock prices combined to fuel the economy's consumer sector, the primary driver of domestic growth during the period under review. As a result of strong economic growth, the U.S. unemployment rate declined to 4.5%, the lowest in 28 years.2 Inflation as measured by the Consumer Price Index (CPI) increased only 1.7% compounded for the first half of 1998, down from 2.3% for the same period in 1997.3 Increased international competition, higher domestic productivity, and lower commodity prices contributed to inflation's deceleration. While long-term interest rates declined near the period's end due to subdued inflation, short-term interest rates were relatively stable. The Federal Funds target rate remained unchanged at 5.50% over the past six months. Low inflation coupled with the Asian crises offset strong economic growth and tight U.S. labor conditions, discouraging the Fed from making any policy changes. Preliminary estimates for second quarter 1998 indicate that economic growth slowed slightly due to a wider trade deficit and a manufacturing sector weakened by the Asian crises.

The relatively stable, short-term interest rate environment influenced the portfolio's seven-day yield, which decreased from 5.28% on December 31, 1997, to 5.19% on June 30, 1998.

Looking forward, we believe relatively low interest rates, and high equity and real estate prices will continue to stimulate consumer spending and fuel domestic economic growth, possibly leading to further wage pressures. However, low inflation and the Asian crises' dampening effects will likely offset U.S. economic strength and may prevent the Fed from making any policy changes in the near term. Until the uncertainties surrounding the Asian crises are removed, we anticipate short-term interest rates should remain near current levels.

We continue to invest the portfolio's assets in securities that as of June 30, 1998, are among the highest quality available to money market portfolios. Since the portfolio's objective is to provide shareholders with a high quality, conservative investment, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.

1. Source: Lexis-Nexis.
2. Source: Bureau of Labor Statistics.
3. Source: Standard and Poor's Micropal.

FRANKLIN VALUEMARK FUNDS
Financial Highlights

                      Per share operating performance
              (for a share outstanding throughout the period)                         Ratios/supplemental data
        ----------------------------------------------------------------------------------------------------------------------------
         Net               Net    Total  Distrib-                                                              Ratio of
        asset      Net    real-   from    utions   Distri-                                                    net invest-
        value,   invest- ized &  invest- from net  butions                               Net       Ratio of   ment income
        begin-    ment   unreal-  ment    invest- from net  Total   Net asset          assets,     expenses   (loss)to    Portfolio
Period  ning of  income   ized   operat-   ment   realized distri-  value, end  Total  end of per- to average average net  turnover
Ended   period   (loss)  (loss)   ions    income    gains  butions  of period  return  iod (000's) net assets  assets        rate
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
19964  $10.00    $ .03  $1.33    $1.36      $--     $--     $--     $11.36    13.60%   $ 44,667     .77%*      .96%*        3.91%
1997    11.36      .06   2.02     2.08     (.02)     --    (.02)      13.42    18.31    109,355     .77        .72         19.90
19987   13.42      .04   1.60     1.64     (.06)     --    (.06)      15.00    12.21    150,812     .76*       .84*         6.54

Global Health Care Securities Fund

19986   10.00     (.02)   .11      .09       --      --      --       10.09      .90      1,852    3.17*     (1.42)*        5.56

Global Utilities Securities Fund

1993    15.82      .38   1.28     1.66     (.34)     --    (.34)      17.14    10.54  1,589,634     .51       4.47          4.80
1994    17.14      .95  (2.94)   (1.99)    (.62)   (.11)   (.73)      14.42   (11.56) 1,155,110     .52       5.58         11.74
1995    14.42      .84   3.54     4.38     (.90)     --    (.90)      17.90    31.35  1,423,446     .50       5.14         13.27
1996    17.90      .91    .29     1.20     (.92)     --    (.92)      18.18     7.07  1,202,290     .50       4.20         29.69
1997    18.18      .90   3.54     4.44     (.96)  (1.33)  (2.29)      20.33    26.76  1,129,904     .50       3.91         17.00
19987   20.33      .41    .89     1.30     (.83)  (1.22)  (2.05)      19.58     6.51  1,090,671     .50*      3.42*         9.78

Growth and Income Fund

1993    12.79      .09   1.22     1.31     (.11)     --    (.11)      13.99    10.32    371,484     .58       1.00         41.56
1994    13.99      .19   (.47)    (.28)    (.09)   (.20)   (.29)      13.42    (3.41)   517,877     .54       1.81         99.21
1995    13.42      .41   3.92     4.33     (.20)   (.41)   (.61)      17.14    32.83    889,487     .52       3.30        116.54
1996    17.14      .62   1.64     2.26     (.41)  (1.44)  (1.85)      17.55    14.19  1,077,989     .50       4.06         23.01
1997    17.55      .67   4.05     4.72     (.64)   (.62)  (1.26)      21.01    27.74  1,338,476     .49       3.53         36.71
19987   21.01      .34    .79     1.13     (.69)  (1.64)  (2.33)      19.81     5.41  1,381,577     .48*      3.24*        15.23

High Income Fund

1993    11.77      .37   1.45     1.82     (.46)     --    (.46)      13.13    15.71    196,972     .64       8.18         21.06
1994    13.13      .88  (1.18)    (.30)    (.55)   (.07)   (.62)      12.21    (2.26)   255,036     .60       9.45         22.94
1995    12.21     1.06   1.30     2.36     (.91)     --    (.91)      13.66    19.76    360,904     .56       9.63         20.65
1996    13.66     1.20    .56     1.76    (1.20)   (.06)  (1.26)      14.16    13.90    446,096     .54       9.63         27.16
1997    14.16     1.33    .22     1.55    (1.22)   (.04)  (1.26)      14.45    11.47    496,036     .53       9.64         36.38
19987   14.45      .63   (.06)     .57    (1.27)   (.08)  (1.35)      13.67     3.95    514,634     .52*      9.38*        20.41

Income Securities Fund

1993    13.65      .33   2.18     2.51     (.31)   (.05)   (.36)      15.80    18.59    737,942     .56       6.66         10.12
1994    15.80      .82  (1.80)    (.98)    (.44)   (.07)   (.51)      14.31    (6.27) 1,000,002     .54       7.27         13.33
1995    14.31     1.16   1.96     3.12     (.89)   (.07)   (.96)      16.47    22.40  1,266,538     .51       8.05         33.14
1996    16.47     1.32    .44     1.76     (.87)   (.15)  (1.02)      17.21    11.28  1,350,659     .50       7.96         15.28
1997    17.21     1.40   1.38     2.78    (1.33)   (.29)  (1.62       18.37    17.09  1,406,787     .50       7.53         14.68
19987   18.37      .66   (.42)     .24    (1.42)   (.33)  (1.75)      16.86     1.28  1,340,378     .50*      6.72*         8.33
Money Market Fund
1993     1.00      .030    --      .030    (.030)    --    (.030)      1.00     2.54    131,534     .66       2.53            --
1994     1.00      .040    --      .040    (.040)    --    (.040)      1.00     3.82    518,618     .468      4.05            --
1995     1.00      .060    --      .060    (.060)    --    (.060)      1.00     5.74    429,547     .408      5.58            --
1996     1.00      .050    --      .050    (.050)    --    (.050)      1.00     5.16    408,930     .438      5.04            --
1997     1.00      .050    --      .050    (.050)    --    (.050)      1.00     5.24    367,449     .458      5.11            --
19987    1.00      .030    --      .030    (.030)    --    (.030)      1.00     2.59    353,100     .458*     5.12*           --



                     Per share operating performance
              (for a share outstanding throughout the period)                         Ratios/supplemental data
        ----------------------------------------------------------------------------------------------------------------------------
         Net               Net    Total  Distrib-                                                              Ratio of
        asset      Net    real-   from    utions   Distri-                                                    net invest-
        value,   invest- ized &  invest- from net  butions                               Net       Ratio of   ment income
        begin-    ment   unreal-  ment    invest- from net  Total   Net asset          assets,     expenses     (loss)to  Portfolio
Period  ning of  income   ized   operat-   ment   realized distri-  value, end  Total  end of per- to average average net  turnover
Ended   period   (loss)  (loss)   ions    income    gains  butions  of period  return  iod (000's) net assets  assets        rate
------------------------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund

19965  $10.00     $.02   $ .19    $ .21     $--     $--     $--       $10.21    2.10%  $ 15,418      1.37%*     2.11%*       .14%
1997    10.21      .13    1.84     1.97    (.01)     --    (.01)       12.17   19.25    198,653      1.06       1.19       55.93
19987   12.17      .10    1.21     1.31    (.17)   (.15)   (.32)       13.16   10.74    272,271      1.02*      2.28*      29.77

Mutual Shares Securities Fund

19965   10.00      .02     .33      .35      --      --      --        10.35    3.50     27,677      1.00*      2.56*       1.31
1997    10.35      .13    1.71     1.84    (.01)     --    (.01)       12.18   17.73    387,787       .80       2.10       49.01
19987   12.18      .15     .77      .92    (.13)   (.11)   (.24)       12.86    7.62    524,640       .77*      3.10*      27.24

Natural Resources Fund

1993     9.36      .03    5.16     5.19    (.09)     --    (.09)       14.46   55.62     73,575       .68       1.58         .01
1994    14.46      .16    (.45)    (.29)   (.08)     --    (.08)       14.09   (2.01)   125,078       .68       1.63        7.66
1995    14.09      .22     .12      .34    (.20)   (.15)   (.35)       14.08    2.35    105,109       .66       1.40       15.66
1996    14.08      .15     .44      .59    (.20)   (.18)   (.38)       14.29    4.00    109,579       .65       1.00       21.77
1997    14.29      .15   (2.83)   (2.68)   (.20)     --    (.20)       11.41  (18.98)    74,924       .69       1.00       85.22
19987   11.41      .08    (.93)    (.85)   (.15)     --    (.15)       10.41   (7.41)    65,740       .68*      1.22*      25.76

Real Estate Securities Fund

1993    12.79      .09    2.33     2.42    (.17)      --   (.17)       15.04   19.01     92,678       .67       4.05        5.84
1994    15.04      .38     .06      .44    (.17)      --   (.17)       15.31    2.89    195,697       .62       4.00       11.73
1995    15.31      .78    1.83     2.61    (.52)      --   (.52)       17.40   17.53    213,473       .59       4.74       22.15
1996    17.40      .79    4.74     5.53    (.78)      --   (.78        22.15   32.82    322,721       .57       4.80       10.32
1997    22.15      .72    3.72     4.44    (.67)    (.32)  (.99)       25.60   20.70    440,554       .54       3.59       11.62
19987   25.60      .57   (1.77)   (1.20)   (.94)    (.58) (1.52)       22.88   (4.50)   391,975       .52*      4.26*       4.21


Rising Dividends Fund
1993    10.98      .14    (.52)    (.38)   (.03)      --   (.03)       10.57   (3.48)   299,730       .79       2.31       13.58
1994    10.57      .26    (.69)    (.43)   (.17)      --   (.17)        9.97   (4.08)   309,929       .80       2.71       24.07
1995     9.97      .27    2.66     2.93    (.24)      --   (.24)       12.66   29.74    463,253       .78       2.72       18.72
1996    12.66      .25    2.77     3.02    (.28)      --   (.28)       15.40   24.18    597,424       .76       1.96       27.97
1997    15.40      .22    4.77     4.99    (.26)    (.45)  (.71)       19.68   33.03    780,298       .74       1.24       37.04
19987   19.68      .10   (1.50)   (1.40)   (.22)    (.26)  (.48)       17.80    5.09    820,663       .72*      1.08*      16.09

Small Cap Fund

19953   10.00      .03     .21      .24      --       --     --        10.24    2.30     13,301       .90*      2.70*      16.04
1996    10.24      .02    2.95     2.97    (.01)      --   (.01)       13.20   28.95    170,969       .77        .63       63.72
1997    13.20      .01    2.24     2.25    (.03)    (.37)  (.40)       15.05   17.42    313,462       .77        .06       64.07
19987   15.05      .02     .72      .74    (.01)   (1.19) (1.20)       14.59    5.30    352,503       .76*       .32*      32.08

Templeton Developing Markets Equity Fund

19941   10.00      .07    (.51)    (.44)     --       --     --         9.56   (4.40)    98,189      1.53*      1.85*       1.15
1995     9.56      .09     .18      .27    (.04)    (.01)  (.05)        9.78    2.77    158,084      1.41       2.01       19.96
1996     9.78      .12    1.97     2.09    (.10)    (.18)  (.28)       11.59   21.59    272,098      1.49       1.68       12.42
1997    11.59      .18   (1.10)    (.92)   (.15)    (.23)  (.38)       10.29   (8.72)   279,680      1.42       1.57       20.59
19987   10.29      .13   (1.97)   (1.84)   (.29)    (.94) (1.23)        7.22 ( 18.10)   201,912      1.45*      2.08*       8.50

Templeton Global Asset Allocation Fund

19952   10.00      .18     .52      .70    (.18)      --   (.18)       10.52    7.01     14,729       .90*      3.84*      30.00
1996    10.52      .34    1.75     2.09    (.01)    (.01)  (.02)       12.59   19.84     56,274       .86       4.21       52.35
1997    12.59      .42    1.04     1.46    (.26)    (.07)  (.33)       13.72   11.71     93,402       .94       4.22       61.93
19987   13.72      .30     .07      .37    (.48)    (.58) (1.06)       13.03    2.80     95,181       .82*      4.45*      26.20



                      Per share operating performance
              (for a share outstanding throughout the period)                         Ratios/supplemental data
        ----------------------------------------------------------------------------------------------------------------------------
         Net               Net    Total  Distrib-                                                              Ratio of
        asset      Net    real-   from    utions   Distri-                                                    net invest-
        value,   invest- ized &  invest- from net  butions                               Net       Ratio of   ment income
        begin-    ment   unreal-  ment    invest- from net  Total   Net asset          assets,     expenses     (loss)to  Portfolio
Period  ning of  income   ized   operat-   ment   realized distri-  value, end  Total  end of per- to average average net  turnover
Ended   period   (loss)  (loss)   ions    income    gains  butions  of period  return  iod (000's) net assets    assets      rate
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Growth Fund
19941  $10.15    $ .07  $ .26     $ .33     $--     $--     $--       $10.48    3.25% $ 158,856     1.14%*     2.49%*      7.14%
1995    10.48      .16   1.17      1.33    (.06)     --    (.06)       11.75   12.72    338,755      .97       2.46        30.92
1996    11.75      .25   2.22      2.47    (.21)   (.21)   (.42)       13.80   21.28    579,877      .93       2.20        12.32
1997    13.80      .33   1.53      1.86    (.24)   (.08)   (.32)       15.34   13.50    758,445      .88       2.49        24.81
19987   15.34      .21   1.08      1.29    (.41)  (1.49)  (1.90)       14.73    8.68    817,697      .88*      2.81*       15.32

Templeton Global Income Securities Fund

1993    12.00      .50   1.47      1.97    (.50)   (.16)   (.66)       13.31   16.68    206,594      .73       7.56        59.98
1994    13.31      .86  (1.52)     (.66)   (.33)   (.13)   (.46)       12.19   (4.99)   254,311      .71       7.99        79.38
1995    12.19      .29   1.47      1.76    (.49)     --    (.49)       13.46   14.68    243,194      .64       7.59       152.89
1996    13.46     1.02    .17      1.19   (1.04)     --   (1.04)       13.61    9.56    221,722      .61       7.30       140.96
1997    13.61     1.05   (.73)      .32    (.96)     --    (.96)       12.97    2.55    185,016      .62       7.03       181.61
19987   12.97      .56   (.21)      .35    (.98)     --    (.98)       12.34    2.67    166,982      .63*      7.00*       25.04

Templeton International Equity Fund

1993++   9.76      .18   2.60      2.78    (.04)     --    (.04)       12.50   28.56    310,146     1.12       1.58        29.50
1994    12.50      .19   (.07)      .12    (.04)   (.07)   (.11)       12.51     .87    785,124      .99       2.17        12.22
1995    12.51      .37    .94      1.31    (.22)   (.28)   (.50)       13.32   10.59    850,117      .92       2.87        16.42
1996    13.32      .40   2.58      2.98    (.38)   (.47)   (.85)       15.45   22.98  1,108,099      .89       3.07        27.52
1997    15.45      .30   1.51      1.81    (.45)   (.69)  (1.14)       16.12   11.69  1,161,430      .89       3.01        26.96
19987   16.12      .28   1.85      2.13    (.53)  (1.05)  (1.58)       16.67   13.38  1,196,298      .88*      2.84*          --

Templeton International Smaller Companies Fund

19964   10.00      .10   1.15      1.25      --      --      --        11.25   12.50     16,255     1.16*      2.51*          --
1997    11.25      .23   (.39)     (.16)   (.07)     --    (.07)       11.02   (1.50)    32,201     1.06       2.74        21.38
19987   11.02      .14    .11       .25    (.25)   (.30)   (.55)       10.72    2.22     33,541     1.08*      2.55*        7.90

Templeton Pacific Growth Fund

1993     9.88      .05   4.68      4.73      --      --      --        14.61   47.87    215,882     1.14       1.29        12.36
1994    14.61      .22  (1.50)    (1.28)   (.03)   (.06)   (.09)       13.24   (8.79)   375,832     1.07       2.04         4.29
1995    13.24      .33    .71      1.04    (.26)   (.11)   (.37)       13.91    7.97    331,936     1.01       2.08        36.06
1996    13.91      .21   1.34      1.56    (.44)   (.26)   (.70)       14.76   11.10    356,759      .99       1.51        12.85
1997    14.76      .29  (5.49)    (5.20)   (.28)     --    (.28)        9.28  (35.95)   165,404     1.03       1.97        11.87
19987    9.28      .17  (2.63)    (2.46)   (.35)   (.11)   (.46)        6.36  (26.44)   102,341     1.11*      3.28*        9.51

U.S. Government Securities Fund

1993    13.24      .50    .77      1.27    (.51)   (.08)   (.59)       13.92    9.71    684,303      .54       6.06       145.11
1994    13.92      .96  (1.59)     (.63)   (.67)   (.05)   (.72)       12.57   (4.55)   579,039      .53       6.87      18.25**
1995    12.57      .93   1.46      2.39    (.96)     --    (.96)       14.00   19.46    643,165      .52       6.72      18.68**
1996    14.00      .75   (.31)      .44    (.97)     --    (.97)       13.47    3.62    843,858      .51       6.66      12.93***
1997    13.47     1.00    .21      1.21    (.76)     --    (.76)       13.92    9.31    765,084      .50       6.49      16.84
19987   13.92      .54   (.04)      .50   (1.03)     --   (1.03)       13.39    3.57    709,671      .50*      6.32*     14.82

Value Securities Fund

19986   10.00      .01  (0.87)     (.86)     --      --      --         9.14   (8.60)     2,233     1.39*      1.89*     16.12



                      Per share operating performance
              (for a share outstanding throughout the period)                         Ratios/supplemental data
        ----------------------------------------------------------------------------------------------------------------------------
         Net               Net    Total  Distrib-                                                              Ratio of
        asset      Net    real-   from    utions   Distri-                                                    net invest-
        value,   invest- ized &  invest- from net  butions                               Net       Ratio of   ment income
        begin-    ment   unreal-  ment    invest- from net  Total   Net asset          assets,     expenses     (loss)to  Portfolio
Period  ning of  income   ized   operat-   ment   realized distri-  value, end  Total  end of per- to average average net  turnover
Ended   period   (loss)  (loss)   ions    income    gains  butions  of period  return  iod (000's) net assets    assets      rate
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Fund - 2000

1993   $13.88    $ .66  $1.55     $2.21   $ (.62) $ (.03) $ (.65)   $15.44    16.15%  $ 76,916       .37%8       5.88%       7.02%
1994    15.44      .68  (1.71)    (1.03)    (.69)   (.10)   (.79)    13.62    (6.76)    94,230       .408        6.37          --
1995    13.62      .75   2.03      2.78     (.67)     --    (.67)    15.73    20.67    137,357       .408        6.14        1.63
1996    15.73      .98   (.65)      .33     (.86)   (.01)   (.87)    15.19     2.43    129,601       .408        6.14         .58
1997    15.19     1.15   (.12)     1.03    (1.06)   (.02)  (1.08)    15.14     7.11    111,650       .408        6.47        6.16
19987   15.14      .64   (.15)      .49    (1.21)   (.19)  (1.40)    14.23     3.29     99,888       .408*       6.56*      16.96

Zero Coupon Fund - 2005

1993    13.62      .44   2.55      2.99     (.52)   (.01)   (.53)    16.08     22.21    42,998       .378        5.67       16.59
1994    16.08      .71  (2.24)    (1.53)    (.60)   (.19)   (.79)    13.76     (9.60)   51,499       .408        6.53        2.00
1995    13.76      .78   3.53      4.31     (.69)     --    (.69)    17.38     31.76    83,222       .408        6.19        1.72
1996    17.38      .96  (1.13)     (.17)    (.86)     --    (.86)    16.35      (.50)   82,603       .408        6.15        2.06
1997    16.35     1.14    .63      1.77    (1.06)   (.01)  (1.07)    17.05     11.37    77,296       .408        6.16        4.52
19987   17.05      .52    .31       .83    (1.10)   (.25)  (1.35)    16.53      4.85    78,154       .408*       5.90*       1.25

Zero Coupon Fund - 2010

1993    13.35      .50   2.81      3.31     (.94)   (.04)   (.98)    15.68     25.47    29,189       .258        5.89       36.63
1994    15.68      .55  (2.27)    (1.72)    (.63)   (.31)   (.94)    13.02    (10.97)   45,361       .408        6.57        4.34
1995    13.02      .76   4.75      5.51     (.49)     --    (.49)    18.04     42.79    85,633       .408        6.41       31.45
1996    18.04     1.02  (1.65)     (.63)    (.88)   (.24)  (1.12)    16.29     (2.69)   78,816       .408        6.24       16.10
1997    16.29     1.02   1.54      2.56    (1.01)   (.01)  (1.02)    17.83     16.57    85,515       .408        6.21       12.20
19987   17.83      .59    .60      1.19    (1.11)   (.15)  (1.26)    17.76      6.70    85,132       .408*       5.70*       9.52

*Annualized
**The portfolio turnover rate excludes mortgage dollar roll transactions.
***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.
+Total return is not annualized.
++Per share amounts have been calculated using the average shares outstanding during the period. 1For the period March 15, 1994 (effective date) to December 31, 1994.
2For the period April 19, 1995 (seed date) to December 31, 1995. 3For the period November 1, 1995 (effective date) to December 31, 1995. 4For the period May 1, 1996 (effective date) to December 31, 1996. 5For the period November 8, 1996 (effective date) to December 31, 1996. 6For the period May 1, 1998 (effective date) to June 30, 1998.
7For the six months ended June 30, 1998.
8During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Money Market Fund
1994                    .54%
1995                    .53
1996                    .53
1997                    .53
19987                   .55*



Zero Coupon Fund - 2000
1993                    .67%
1994                    .66
1995                    .63
1996                    .62
1997                    .63
19987                   .64*



Zero Coupon Fund - 2005
1993                    .67%
1994                    .68
1995                    .66
1996                    .65
1997                    .65
19987                   .65*



Zero Coupon Fund - 2010
1993                    .68%
1994                    .68
1995                    .66
1996                    .65
1997                    .65
19987                   .65*

                                        See notes to financial statements.



FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)

 Capital Growth Fund                            SHARES        VALUE
------------------------------------------------------------------------
 Common Stocks 81.4%
 Commercial Services 2.3%
 Equifax, Inc.                                      55,000  $ 1,997,188
aRobert Half International, Inc.                    27,000    1,508,625
                                                            ------------
                                                              3,505,813
                                                            ------------
 Consumer Durables 2.8%
aElectronic Arts, Inc.                              35,000    1,890,000
 Mattel, Inc.                                       55,000    2,327,184
                                                            ------------
                                                              4,217,184
                                                            ------------
 Consumer Non-durables 7.5%
 Campbell Soup Co.                                  30,000    1,593,750
 ConAgra, Inc.                                      30,000      950,625
 Gillette Co.                                       16,000      907,000
 Hershey Foods Corp.                                20,000    1,380,000
 Nike, Inc., Class B                                35,000    1,704,063
 PepsiCo , Inc.                                     20,000      823,750
 Philip Morris Cos., Inc.                           50,000    1,968,750
 Procter & Gamble Co.                               15,000    1,365,938
 The Coca-Cola Co.                                   7,000      598,500
aVlasic Foods International, Inc.                    2,200       44,275
                                                            ------------
                                                             11,336,651
                                                            ------------
 Consumer Services 4.6%
 Disney (Walt) Co.                                   9,000      945,563
 McDonald's Corp.                                   25,000    1,725,000
aMirage Resorts, Inc.                               75,000    1,598,438
 Time Warner, Inc.                                  30,000    2,563,125
aTricon Global Restaurants, Inc.                     2,000       63,375
                                                            ------------
                                                              6,895,501
                                                            ------------
 Electronic Technology 13.9%
a3Com Corp.                                         55,000    1,687,812
aAdaptec, Inc.                                      40,000      572,500
aApplied Materials, Inc.                            25,000      737,500
aCIENA Corp.                                        30,000    2,088,750
aCisco Systems, Inc.                                40,500    3,728,531
 Compaq Computer Corp.                              65,000    1,844,375
 Hewlett-Packard Co.                                20,000    1,197,500
aImation Corp.                                      40,000      662,500
 Intel Corp.                                        20,000    1,482,500
 Linear Technology Corp.                            16,000      965,000
 Molex, Inc.                                        48,437    1,210,925
aUniphase Corp.                                     25,000    1,569,533
 United Technologies Corp.                          20,000    1,850,000
aXilinx, Inc.                                       40,000    1,360,000
                                                            ------------
                                                             20,957,426
                                                            ------------
 Energy Minerals 2.8%
aBarrett Resources Corp.                            55,000    2,059,063
 Royal Dutch Petroleum Co., New York Shares, ADR    40,000    2,192,500
 (The Netherlands                                           ------------
                                                              4,251,563
                                                            ------------
 Finance 6.6%
 American International Group, Inc.                 12,000    1,752,000
 Associates First Capital Corp., Class A            15,000    1,153,125
 Citicorp                                            7,000    1,044,750
 Fannie Mae                                         30,000    1,822,500
 Providian Financial Corp.                          30,000    2,356,875
 Schwab (Charles) Corp.                             35,000    1,137,500
 Wells Fargo & Co.                                   2,000      738,000
                                                            ------------
                                                             10,004,750
                                                            ------------
 Health Technology 9.2%
 Abbott Laboratories                                40,000  $ 1,635,000
 American Home Products Corp.                       30,000    1,552,500
aAmgen, Inc.                                        25,000    1,634,375
 Baxter International, Inc.                         25,000    1,345,313
aBoston Scientific Corp.                            40,000    2,865,000
 Johnson & Johnson                                  25,000    1,843,750
 Lilly (Eli) & Co.                                  16,000    1,057,000
 Mentor Corp.                                       35,000      848,750
 Merck & Co., Inc.                                   8,000    1,070,000
                                                            ------------
                                                             13,851,688
                                                            ------------
 Health Services .6%
aPacifiCare Health Systems, Inc., Series B          10,000      883,750
                                                            ------------
 Industrial Services 3.2%
aAES Corp.                                          45,000    2,365,313
aRepublic Services, Inc., Class A                   45,500    1,092,000
 Schlumberger, Ltd.                                 20,000    1,366,250
                                                            ------------
                                                              4,823,563
                                                            ------------
 Non-Energy Minerals 1.0%
 De Beers Consolidated Mines, Ltd., ADR             85,000    1,487,500
                                                            ------------
 Process Industries 4.8%
 Air Products and Chemicals, Inc.                   60,000    2,400,000
 Millipore Corp.                                    50,000    1,362,500
aOwens-Illinois, Inc.                               38,500    1,722,875
 Sigma-Aldrich Corp.                                50,000    1,756,250
                                                            ------------
                                                              7,241,625
                                                            ------------
 Producer Manufacturing 3.3%
 Emerson Electric Co.                               40,000    2,415,000
 Minnesota Mining & Manufacturing Co.               15,000    1,232,813
aU.S. Filter Corp.                                  45,000    1,262,812
                                                            ------------
                                                              4,910,625
                                                            ------------
 Retail Trade 1.5%
 Wal-Mart Stores, Inc.                              38,000    2,308,500
                                                            ------------
 Technology Services 8.5%
 Adobe Systems, Inc.                                20,000      848,750
 Automatic Data Processing, Inc.                    32,000    2,332,000
aComputer Sciences Corp.                            40,000    2,560,000
aMicrosoft Corp.                                    14,000    1,517,250
aOracle Corp.                                       35,000      859,687
aParametric Technology Corp.                        80,000    2,170,000
aSynopsys, Inc.                                     55,000    2,516,250
                                                            ------------
                                                             12,803,937
                                                            ------------
 Transportation 2.7%
 Air Express International Corp.                    60,000    1,605,000
 Expeditors International of Washington, Inc.       30,000    1,320,000
 Southwest Airlines Co.                             40,500    1,199,813
                                                            ------------
                                                              4,124,813
                                                            ------------
 Utilities & Telecommunication 6.1%
aAirTouch Communications, Inc.                      40,000    2,337,500
 CMS Energy Corp.                                   45,000    1,980,000





 Utilities & Telecommunication (cont.)
 Enron Corp.                                        40,000  $ 2,162,500
 GTE Corp.                                          30,000    1,668,750
 MCN Energy Group, Inc.                             40,000      995,000
                                                            ------------
                                                              9,143,750
                                                            ------------
 Total Long Term Investments (Cost $95,551,270)             122,748,639
                                                            ------------


                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 ---------
fRepurchase Agreement 20.0%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $30,148,798) (Cost $30,144,097)    $30,144,097   30,144,097
  BancAmerica Robertson Stephens (Maturity Value $2,881,019)
  Barclays Capital, Inc. (Maturity Value $2,881,019)
  Bear, Stearns & Co., Inc. (Maturity Value $1,571,054)
  BT Alex Brown, Inc. (Maturity Value $2,648,573)
  Chase Securities, Inc. (Maturity Value $2,881,019)
  CIBC Oppenheimer Corp. (Maturity Value $2,881,019)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,881,019)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,881,019)
  Greenwich Capital Markets, Inc. (Maturity Value $2,881,019)
  Paribas Corp. (Maturity Value $2,881,019)
  SBC Warburg Dillon Read, Inc. (Maturity Value $2,881,019)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                             -------------
 Total Investments (Cost $125,695,367) 101.4%                                                                 152,892,736
 Other Assets, less Liabilities (1.4%)                                                                         (2,080,530)
                                                                                                             -------------
 Net Assets 100.0%                                                                                           $150,812,206
                                                                                                             =============

aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)

 Global Health Care Securities Fund                       SHARES     VALUE
-------------------------------------------------------------------------------
 Common Stocks 66.2%
 Health Technology 31.9%
 American Home Products Corp.                                700    $ 36,225
aBoston Scientific Corp.                                     200      14,325
aDura Pharmaceuticals, Inc.                                1,500      33,563
aESC Medical Systems, Ltd. (Israel)                        3,100     104,625
aInhale Therapeutic Systems                                1,700      42,075
aLigand Pharmaceuticals, Inc., Class B                     2,800      36,050
 Lilly (Eli) & Co.                                           500      33,030
 Medtronic, Inc.                                             400      25,500
aOrthoLogic Corp.                                          2,000      10,250
aPenederm, Inc.                                            3,800      76,000
 Pfizer, Inc.                                                200      21,738
aSangStat Medical Corp.                                    1,300      40,788
aSerologicals Corp.                                        1,600      51,600
 SmithKline Beecham, Plc., Sponsored ADR (United Kingdom)    500      30,250
aZonagen, Inc.                                             1,600      35,100
                                                                    ---------
                                                                     591,119
                                                                    ---------
 Health Services 34.3%
aAccess Health, Inc.                                       2,600      66,300
aAdvanced Health Corp.                                       200       1,100
aAmSurg Corp.                                              4,600      35,075
aAssisted Living Concepts, Inc.                            1,400      24,150
aConcentra Managed Care, Inc.                              2,500      65,000
aCurative Health Services, Inc.                            1,800      51,300
 HBO & Co.                                                   300      10,575
aHealthcare Recoveries, Inc.                               1,500      29,625
aPAREXEL International Corp.                               1,000      36,375
aPediatric Services of America, Inc.                       2,200      34,100
aPediatrix Medical Group, Inc.                             1,600      59,500
aPharmaceutical Product Development, Inc.                  2,500      55,000
aPhyCor, Inc.                                              2,600      43,063
aRenal Care Group, Inc.                                    1,000      44,062
aTenet Healthcare Corp.                                      700      21,875
aTotal Renal Care Holdings, Inc.                           1,700      58,649
                                                                   ----------
                                                                     635,749
                                                                   ----------
 Total Long Term Investments (Cost $1,176,919)                     1,226,868
                                                                   ----------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
fRepurchase Agreement 48.8%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $904,155) (Cost $904,014)             $904,014     904,014
  BancAmerica Robertson Stephens (Maturity Value $86,401)
  Barclays Capital, Inc. (Maturity Value $86,401)
  Bear, Stearns & Co., Inc. (Maturity Value $47,116)
  BT Alex Brown, Inc. (Maturity Value $79,430)
  Chase Securities, Inc. (Maturity Value $86,401)
  CIBC Oppenheimer Corp. (Maturity Value $86,401)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $86,401)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $86,401)
  Greenwich Capital Markets, Inc. (Maturity Value $86,401)
  Paribas Corp. (Maturity Value $86,401)
  SBC Warburg Dillon Read, Inc. (Maturity Value $86,401)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                            ------------
 Total Investments (Cost $2,080,933) 115.0%                                                                   2,130,882
 Other Assets, less Liabilities (15.0%)                                                                        (278,642)
                                                                                                            ------------
 Net Assets 100.0%                                                                                           $1,852,240
                                                                                                            ============

aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)

 Global Utilities Securities Fund                                  COUNTRY       SHARES        VALUE
----------------------------------------------------------------------------------------------------------
 Common Stocks 94.3%
 Utilities & Telecommunication 94.3%

aAES Corp.                                                         United States   550,000   $ 28,909,375
aAirTouch Communications, Inc.                                     United States   496,100     28,990,844
 American Electric Power Co.                                       United States   360,230     16,345,436
 Beijing Datang Power Generation Co., Ltd.                             China     3,291,000        923,770
 BSES, Ltd., Sponsored GDR, 144A                                       India       158,600      1,637,545
aCable & Wireless Communications, Plc, ADR                        United Kingdom 1,186,895     12,010,742
 Central & South West Corp.                                        United States   647,400     17,398,875
 CINergy Corp.                                                     United States 1,104,800     38,668,000
 Companhia Paranaense de Energia-Copel, Sponsored ADR                 Brazil        83,300        770,525
 Dominion Resources, Inc.                                          United States   291,000     11,858,250
 DPL, Inc.                                                         United States 1,074,000     19,466,250
 Duke Energy Corp.                                                 United States   700,000     41,475,000
 Edison International                                              United States   763,600     22,573,925
 EDP-Electricidade de Portugal, SA                                   Portugal      324,000      7,531,702
 Empresa Nacional de Electricidad, SA, Sponsored ADR                   Chile       978,800     13,947,900
 Enron Corp.                                                       United States 1,040,000     56,225,000
 Entergy Corp.                                                     United States   996,200     28,640,750
 Espoon Sahko Oyj, 144A                                               Finland      195,000      4,442,763
aEsprit Telecom Group, Plc., ADR                                  United Kingdom    86,400      1,587,600
 Florida Progress Corp.                                            United States   700,000     28,787,500
 FPL Group, Inc.                                                   United States   626,400     39,463,200
aGlobal TeleSystems Group, Inc.                                    United States   156,400      7,624,500
 GPU, Inc.                                                         United States   850,000     32,140,625
aGrupo Iusacell, SA, Series D                                         Mexico        55,600         51,430
aGrupo Iusacell, SA, Series L, Sponsored ADR                          Mexico       105,140      1,445,675
 Hellenic Telecommunication Organization, SA                          Greece       197,691      5,067,676
 Hongkong Electric Holdings, Ltd.                                    Hong Kong   1,250,000      3,871,667
aHuaneng Power International, Inc., Sponsored ADR                      China       138,000      1,854,375
aICG Communications, Inc.                                          United States 1,060,000     38,756,250
aIntermedia Communications, Inc.                                   United States   273,200     11,457,325
aItron, Inc.                                                       United States   211,400      2,695,350
 Korea Electric Power Corp.                                         South Korea     83,420        890,097
 Light Servicos de Eletricidade, SA                                   Brazil    10,140,600      3,112,496
aLoral Space & Communications, Ltd.                                United States   300,000      8,475,000
 MCN Energy Group, Inc.                                            United States   200,000      4,975,000
 MDU Resources Group, Inc.                                         United States   411,200     14,674,700
 MidAmerican Energy Holdings Co.                                   United States   288,400      6,236,650
aMillicom International Cellular, SA                                Luxembourg     140,000      6,125,000
 National Power, Plc.                                             United Kingdom   302,500      2,851,679
 New Century Energies, Inc.                                        United States   610,065     27,719,828
 New Jersey Resources Corp.                                        United States   210,000      7,494,375
 NIPSCO Industries, Inc.                                           United States 1,299,800     36,394,400
 Northern States Power Co.                                         United States   423,600     12,125,550
 OGE Energy Corp.                                                  United States   222,200      5,999,400
 PacifiCorp                                                        United States   950,000     21,493,750
 PG&E Corp.                                                        United States 1,055,150     33,303,172
 Pinnacle West Capital Corp.                                       United States   663,000     29,835,000
 Portugal Telecom, SA                                                Portugal      239,400     12,687,993
 RWE AG                                                               Germany      175,000     10,373,961
 SBC Communications, Inc.                                          United States   150,000      6,000,000
 SCANA Corp.                                                       United States   800,000     23,850,000
 Scottish Power, Plc.                                             United Kingdom   590,000      5,182,951
aSempra Energy                                                     United States 1,372,286     38,080,950
 Sonat, Inc.                                                       United States   225,000      8,690,625
 Southern Co.                                                      United States 1,598,290     44,252,654
aSTET Hellas Telecommunications, SA, ADR                              Greece        68,900      2,859,350
 TECO Energy, Inc.                                                 United States   600,000     16,087,500
 Tele Danmark, AS, Sponsored ADR                                      Denmark      311,500     14,679,438
hTelecom Corp. of New Zealand, Ltd., ADR                            New Zealand    559,900      9,413,319
 Utilities & Telecommunication (cont.)
 Telecom Italia, SpA                                                   Italy     5,028,372   $ 24,466,479
 Telecomunicacoes Brasileiras, SA, Sponsored ADR                      Brazil        20,000      2,183,750
 Telefonica, SA, Sponsored ADR                                         Spain        86,619     12,045,455
 Telefonica del Peru, SA, Class B, ADR                                 Peru        337,500      6,897,656
aTeleWest Communications, Plc., Sponsored ADR                     United Kingdom    69,000      1,638,750
 Texas Utilities Co.                                               United States   411,350     17,122,444
 Tokyo Electric Power Co.                                              Japan       135,000      2,645,819
 Tokyo Gas Co., Ltd.                                                   Japan     2,000,000      4,452,931
 Total Access Communication Public Co., Ltd.                         Thailand      916,600        980,762
 Transportadora de Gas del Sur, SA, Class B, Sponsored ADR           Argentina     370,000      4,255,000
 Viag AG                                                              Germany        6,200      4,190,582
 Western Resources, Inc.                                           United States     8,700        337,669
aWorldCom, Inc.                                                    United States   150,000      7,265,625
                                                                                            --------------
 Total Common Stocks (Cost $812,724,330)                                                    1,028,967,585
                                                                                            --------------
 Convertible Preferred Stocks 3.0%
cCMS Energy Corp., 7.75%, quarterly cvt. pfd.                      United States   175,000     10,839,063
 Nortel Inversora, SA, 10.00%, cvt. pfd.                             Argentina     400,000     21,650,000
                                                                                            --------------
 Total Convertible Preferred Stocks (Cost $30,134,277)                                         32,489,063
                                                                                            --------------
 Preferred Stocks .2%
 Eletropaulo Metropolitana-Electricidade de Sao Paulo, SA, pfd.       Brazil    22,700,000      1,707,505
aEmpresa Bandeirante de Energia, SA, pfd.                             Brazil    22,700,000        359,165
aEmpresa Metropolitana de Aguas e Energia, SA, pfd.                   Brazil    22,700,000         17,664
 Empresa Paulista de Transmissao de Energia Eletrica, SA, pfd.        Brazil    22,700,000         80,466
                                                                                            --------------
 Total Preferred Stocks (Cost $4,789,294)                                                       2,164,800
                                                                                            --------------
 Total Long Term Investments (Cost $847,647,901)                                            1,063,621,448
                                                                                            --------------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 ---------
fRepurchase Agreement 3.1%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $33,458,030)
 (Cost $33,452,813)                                                United States  $33,452,813  33,452,813
   BancAmerica Robertson Stephens (Maturity Value $3,197,249)
  Barclays Capital, Inc. (Maturity Value $3,197,249)
  Bear, Stearns & Co., Inc. (Maturity Value $1,743,499)
  BT Alex Brown, Inc. (Maturity Value $2,939,290)
  Chase Securities, Inc. (Maturity Value $3,197,249)
  CIBC Oppenheimer Corp. (Maturity Value $3,197,249)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,197,249)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $3,197,249)
  Greenwich Capital Markets, Inc. (Maturity Value $3,197,249)
  Paribas Corp. (Maturity Value $3,197,249)
  SBC Warburg Dillon Read, Inc. (Maturity Value $3,197,249)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                            --------------
 Total Investments (Cost $881,100,714) 100.6%                                                1,097,074,261
                                                                                            --------------
 Other Assets, less Liabilities (.6%)                                                           (6,403,409)
                                                                                            --------------
 Net Assets 100.0%                                                                          $1,090,670,852
                                                                                            ==============

aNon-income producing.
cSee Note 8 regarding restricted securities.
fSee Note 1(c) regarding joint repurchase agreement.
hSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)

 Growth and Income Fund                                                             COUNTRY      SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
 Common Stocks 94.3%
 Commercial Services .8%
 Dun & Bradstreet Corp.                                                          United States   325,000   $ 11,700,000
                                                                                                          -------------
 Consumer Durables 4.4%
 Chrysler Corp.                                                                  United States   367,000     20,689,625
 Eastman Kodak Co.                                                               United States   262,000     19,142,375
 Ford Motor Co.                                                                  United States   347,500     20,502,500
                                                                                                          -------------
                                                                                                             60,334,500
                                                                                                          -------------
 Consumer Non-Durables 8.4%
 Anheuser Busch Cos., Inc.                                                       United States   375,000     17,695,313
 DIMON, Inc.                                                                     United States   865,500      9,736,875
 Fortune Brands, Inc.                                                            United States   385,100     14,802,281
 General Mills, Inc.                                                             United States   203,500     13,914,313
 H.J. Heinz Co.                                                                  United States   308,000     17,286,500
 Philip Morris Cos., Inc.                                                        United States   437,800     17,238,375
 RJR Nabisco Holdings Corp.                                                      United States   248,560      5,903,300
 UST, Inc.                                                                       United States   745,000     20,115,000
                                                                                                          -------------
                                                                                                            116,691,957
                                                                                                          -------------
 Electronic Technology .9%
 AMP, Inc.                                                                       United States   355,000     12,203,125
                                                                                                          -------------
 Energy Minerals 15.4%
 Amoco Corp.                                                                     United States   646,400     26,906,400
 Atlantic Richfield Co.                                                          United States   505,000     39,453,125
 Chevron Corp.                                                                   United States   339,000     28,158,188
 Exxon Corp.                                                                     United States   347,000     24,745,438
 Mobil Corp.                                                                     United States   274,000     20,995,250
 Texaco, Inc.                                                                    United States   561,400     33,508,563
 Ultramar Diamond Shamrock Corp.                                                 United States   447,800     14,133,688
 YPF Sociedad Anomina, Sponsored ADR                                               Argentina     807,000     24,260,438
                                                                                                          -------------
                                                                                                            212,161,090
                                                                                                          -------------
 Finance 22.3%
 Arden Realty, Inc.                                                              United States   619,200     16,021,800
 Associates First Capital Corp., Class A                                         United States    91,074      7,001,314
 Banc One Corp.                                                                  United States   276,210     15,415,971
 BankBoston Corp.                                                                United States   447,000     24,864,375
 Beneficial Corp.                                                                United States    60,000      9,191,250
 Equity Residential Properties Trust                                             United States   485,300     23,021,419
 FelCor Suite Hotels, Inc.                                                       United States   712,000     22,339,000
 Glenborough Realty Trust, Inc.                                                  United States   300,000      7,912,500
 J.P. Morgan & Co., Inc.                                                         United States    95,900     11,232,288
 Lincoln National Corp.                                                          United States   324,400     29,642,050
 Mercantile Bancorporation, Inc.                                                 United States   266,703     13,435,164
 Mid Ocean Ltd.                                                                     Bermuda      244,100     19,161,850
 National City Corp.                                                             United States   275,000     19,525,000
 PNC Bank Corp.                                                                  United States   322,900     17,376,056
 Scor                                                                               France       297,000     18,838,819
 Simon DeBartolo Group, Inc.                                                     United States   677,700     22,025,250
 St. Paul Cos., Inc.                                                             United States   342,000     14,385,375
 Westpac Banking Corp., Ltd.                                                       Australia   2,163,651     13,197,406
 Zenith National Insurance Corp.                                                 United States   121,500      3,424,781
                                                                                                          -------------
                                                                                                            308,011,668
                                                                                                          -------------
 Health Technology 3.6%
 Glaxo Wellcome, Plc., Sponsored ADR                                            United Kingdom   365,800     21,879,413
 Pharmacia & Upjohn, Inc.                                                        United States   615,000     28,366,875
                                                                                                          -------------
                                                                                                             50,246,288
                                                                                                          -------------



 Non-Energy Minerals 3.7%
 British Steel, Plc., Sponsored ADR                                             United Kingdom   490,000   $ 11,147,500
 Carpenter Technology Corp.                                                      United States   109,200      5,487,300
 De Beers Consolidated Mines, Ltd., ADR                                          South Africa    678,000     11,865,000
 Georgia-Pacific Corp. (Timber Group)                                            United States   441,000     10,170,563
 Weyerhaeuser Co.                                                                United States   270,000     12,470,625
                                                                                                          -------------
                                                                                                             51,140,988
                                                                                                          -------------
 Process Industries 6.2%
 BetzDearborn, Inc.                                                              United States   215,000      8,895,625
 Dow Chemical Co.                                                                United States   144,300     13,952,006
 Imperial Chemical Industries, Plc., Sponsored ADR                              United Kingdom   331,000     21,349,500
 Pall Corp.                                                                      United States   754,600     15,469,300
 Potlatch Corp.                                                                  United States   318,400     13,372,800
 Union Camp Corp.                                                                United States   255,000     12,654,375
                                                                                                          -------------
                                                                                                             85,693,606
                                                                                                          -------------
 Producer Manufacturing 3.4%
 Cooper Industries, Inc.                                                         United States   167,300      9,191,044
 Diebold, Inc.                                                                   United States    32,000        924,000
 Federal Signal Corp.                                                            United States   655,000     15,924,688
 General Electric Co.                                                            United States    92,200      8,390,200
 Minnesota Mining and Manufacturing Co.                                          United States    80,500      6,616,094
 Pitney Bowes, Inc.                                                              United States   125,000      6,015,625
                                                                                                          -------------
                                                                                                             47,061,651
                                                                                                          -------------
 Retail Trade 2.6%
 J.C. Penney Co., Inc.                                                           United States   501,900     36,293,644
                                                                                                          -------------
 Utilities & Telecommunication 22.6%
 Ameritech Corp.                                                                 United States   292,000     13,103,500
 Bell Atlantic Corp.                                                             United States   739,632     33,745,710
 Cinergy Corp.                                                                   United States   449,000     15,715,000
 Consolidated Natural Gas Co.                                                    United States   317,000     18,663,375
 Dominion Resources, Inc.                                                        United States   571,000     23,268,250
 Entergy Corp.                                                                   United States   673,000     19,348,750
 GPU, Inc.                                                                       United States   425,300     16,081,656
 GTE Corp.                                                                       United States   444,500     24,725,313
 National Fuel Gas Co.                                                           United States   365,800     15,935,163
 New Century Energies, Inc.                                                      United States   303,000     13,767,563
 OGE Energy Corp.                                                                United States   588,000     15,876,000
 PacifiCorp                                                                      United States   468,000     10,588,500
 PG&E Corp.                                                                      United States   455,700     14,383,031
 Sempra Energy                                                                   United States 1,052,685     29,212,010
 Southern New England Telecommunications Corp.                                   United States   145,100      9,504,050
hTelecom Corp. of New Zealand, Ltd., ADR                                          New Zealand    895,900     15,062,311
 U S WEST Communications Group                                                   United States   483,100     22,705,700
                                                                                                          -------------
                                                                                                            311,685,882
                                                                                                          -------------
 Total Long Term Investments (Cost $1,006,575,751)                                                        1,303,224,399
                                                                                                          -------------


fRepurchase Agreement 5.4%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $73,901,975)
 (Cost $73,890,452)                                                              United State $73,890,452  $ 73,890,452
  BancAmerica Robertson Stephens (Maturity Value $7,062,073)
  Barclays Capital, Inc. (Maturity Value $7,062,073)
  Bear, Stearns & Co., Inc. (Maturity Value $3,851,031)
  BT Alex Brown, Inc. (Maturity Value $6,492,287)
  Chase Securities, Inc. (Maturity Value $7,062,073)
  CIBC Oppenheimer Corp. (Maturity Value $7,062,073)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $7,062,073)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $7,062,073)
  Greenwich Capital Markets, Inc. (Maturity Value $7,062,073)
  Paribas Corp. (Maturity Value $7,062,073)
  SBC Warburg Dillon Read, Inc. (Maturity Value $7,062,073)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                          -------------
 Total Investments (Cost $1,080,466,203) 99.7%                                                            1,377,114,851
 Other Assets, less Liabilities .3%                                                                           4,462,399
                                                                                                          -------------
 Net Assets 100.0%                                                                                       $1,381,577,250
                                                                                                          =============
fSee Note 1(c) regarding joint repurchase agreement.
hSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)

                                                                                                 SHARES/
 High Income Fund                                                                 COUNTRY       WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------
 Long-Term Investments 96.7%

 Preferred Stocks 1.5%

 Asia Pulp & Paper Co., Ltd., 12.00%, pfd., Class A                              Indonesia   4,500,000      $ 3,296,250
 Fresenius Medical Care A.G., 9.00%, pfd.                                         Germany        1,300        1,345,500
 Time Warner, Inc., 10.25%, pfd., Series M, PIK                                United States     2,496        2,786,160
                                                                                                            -----------
 Total Preferred Stocks (Cost $8,322,018)                                                                     7,427,910
                                                                                                            -----------
aWarrants
 Empire Gas Corp.                                                              United States     6,900           34,500
 Foodmaker, Inc.                                                               United States        70            3,348
 Gulf States Steel                                                             United States     5,000           26,500
 International Wireless Holding Co.                                            United States     7,800            7,800
 Loral Orion Network Systems, Inc.                                             United States     1,500           20,096
 McCaw International Holdings                                                  United States     7,000           35,000
 Nextel Communications, Inc.                                                   United States     6,500           15,600
 Wireless One, Inc.                                                            United States     5,000               25
                                                                                                            -----------
 Total Warrants (Cost $189,054)                                                                                 142,869
                                                                                                            -----------

                                                                                            PRINCIPAL
                                                                                              AMOUNT*
                                                                                            ---------
 Bonds 95.2%
 Automotive 1.3%
 Aetna Industrial, Inc., senior notes, 11.875%, 10/01/06                       United States $ 700,000          759,500
 Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06                    United States 1,000,000        1,112,500
 Oshkosh Truck Corp., 8.75%, 3/01/08                                           United States 2,000,000        2,030,000
 Talon Automotive Group, senior sub notes, 144A, 9.625%, 5/01/08               United States 2,900,000        2,871,000
                                                                                                            -----------
                                                                                                              6,773,000
                                                                                                            -----------
 Broadcasting 5.6%
 Benedek Broadcasting Corp., senior notes, 11.875%, 3/01/05                    United States 2,500,000        2,800,000
 Chancellor Media Corp., senior sub. notes, 8.125%, 12/15/07                   United States 8,000,000        8,140,000
 Granite Broadcasting Corp., senior sub. notes, 10.375%, 5/15/05               United States 6,500,000        6,906,250
 Jacor Communications, Inc., senior sub. notes, 9.75%, 12/15/06                United States 1,000,000        1,092,500
 Lin Holdings Corp., senior disc. notes, 144A, zero coupon to 3/01/03,
  10.0% thereafter, 3/01/08                                                    United States 3,100,000        2,108,000
 Lin Television Corp., senior sub. notes, 144A, 8.375%, 3/01/08                United States 2,800,000        2,870,000
 SFX Broadcasting, Inc., senior sub. notes, Series B, 10.75%, 5/15/06          United States 2,000,000        2,220,000
 Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 9/30/05            United States 2,500,000        2,693,750
                                                                                                            -----------
                                                                                                             28,830,500
                                                                                                            -----------
 Cable Television 6.1%
 CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16                          United States 3,000,000        3,517,500
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23                          United States 4,500,000        4,983,750
 CSC Holdings Inc., senior sub. notes, 8.125%, 8/15/09                         United States 1,500,000        1,608,750
 Century Communications Corp., senior sub. notes, 9.50%, 3/01/05               United States 3,000,000        3,262,500
 Diamond Cable Communications Co., Plc., senior disc.
 notes, zero coupon to 12/15/00,
 11.75% thereafter, 12/15/05                                                  United Kingdom 2,700,000        2,241,000
 Diamond Cable Communications Co., Plc., senior disc.
notes, zero coupon to 2/15/02,
 10.75% thereafter, 2/15/07                                                   United Kingdom 1,500,000        1,102,500
 Diamond Holdings, Plc., 144A, 9.125%, 2/01/08                                United Kingdom 3,000,000        3,105,000
 Rogers Cablesystems, Inc., senior secured deb., 9.65%, 1/15/14                   Canada     5,700,000 CAD    4,470,346
 TeleWest Communications, Plc., senior disc. deb., zero coupon to
 10/01/00, 11.00% thereafter, 10/01/07                                        United Kingdom 8,000,000        6,680,000
 Wireless One, Inc., senior disc. notes, zero coupon to 8/01/01, 13.50%
  thereafter, 8/01/06                                                          United States 2,000,000          180,001
                                                                                                           ------------
                                                                                                             31,151,347
                                                                                                           ------------
 Chemicals 1.7%
 Applied Extrusion Technologies, Inc., senior notes, Series B, 11.50%, 4/01/02 United States 3,750,000        3,975,000
 Climachem, Inc., senior sub. notes, 10.75%, 12/01/07                          United States 1,200,000        1,251,000
 Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07                       United States 3,500,000        3,500,000
                                                                                                           ------------
                                                                                                              8,726,000
                                                                                                           ------------
 Consumer Products 4.5%
 E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06            United States$3,000,000     $  2,205,000
 La Petite Academy Inc., senior notes, 144A, 10.00%, 5/15/08                   United States 5,000,000        5,062,500
 Revlon Worldwide Corp., senior disc. notes, Series B, zero coupon
   to 3/15/00,10.75% thereafter, 3/15/01                                       United States10,000,000        7,800,000
 RJR Nabisco, Inc., notes, 9.25%, 8/15/13                                      United States 3,000,000        3,228,951
 Sealy Mattress Corp., senior disc. notes, 144A, zero coupon
   to 12/15/02, 10.875% thereafter, 12/15/07                                   United States 1,500,000          975,000
 Sealy Mattress Corp., senior sub. notes, 144A, 9.875%, 12/15/07               United States 1,000,000        1,020,000
 Styling Technology Corp., senior sub notes, 144A, 10.875%, 7/01/08            United States 3,000,000        3,007,500
                                                                                                           ------------
                                                                                                             23,298,951
                                                                                                           ------------
 Containers/Packaging 1.9%
 Container Corp., senior notes, Series A, 11.25%, 5/01/04                      United States 2,500,000        2,737,500
 Graham Packaging Co., senior disc. notes, 144A, zero
   coupon to 1/15/03, 10.75% thereafter, 1/15/09                               United States   900,000          567,000
 Plastic Containers, Inc., senior notes, 10.00%, 12/15/06                      United States 1,000,000        1,070,000
 Radnor Holdings Corp., senior notes, 10.00%, 12/01/03                         United States 5,000,000        5,225,000
                                                                                                           ------------
                                                                                                              9,599,500
                                                                                                           ------------
 Energy 4.1%
 Abraxas Petroleum Corp., 11.50%, 11/01/04                                     United States 4,300,000        4,461,250
 Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07                          United States 5,000,000        5,012,500
 Dailey International, Inc., 9.50%, 2/15/08                                    United States 1,550,000        1,519,000
 Dawson Production Services, Inc., senior notes, 9.375%, 2/01/07               United States 1,000,000        1,010,000
 Empire Gas Corp., senior secured notes, 7.00%
   coupon to 7/15/99, 12.875% thereafter, 7/15/04                              United States 5,000,000        4,600,000
 Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06                          United States   800,000          806,000
 Mesa Operating Co., senior sub. notes, zero coupon
   to 7/01/01, 11.625% thereafter, 7/01/06                                     United States 1,800,000        1,494,000
 Nuevo Energy Co., senior sub. notes, 144A, 8.875%, 6/01/08                    United States 1,300,000        1,322,750
 Pogo Producing Co., senior sub. notes, Series B, 8.75%, 5/15/07               United States 1,000,000        1,020,000
                                                                                                           ------------
                                                                                                             21,245,500
                                                                                                           ------------
 Food/Beverage 3.0%
 Curtice-Burns Food, Inc., senior sub. notes, 12.25%, 2/01/05                  United States   700,000          777,000
 Doane Products Co., senior notes, 10.625%, 3/01/06                            United States 3,000,000        3,285,000
 International Home Foods, Inc., senior sub. notes, 10.375%, 11/01/06          United States 1,600,000        1,744,000
 Packaged Ice, Inc., senior notes, 144A, 9.75%, 2/01/05                        United States 2,600,000        2,626,000
 Purina Mills, Inc., senior sub notes, 144A, 9.00%, 3/15/10                    United States 2,600,000        2,671,500
 RC/Arby's Corp., senior notes, 9.75%, 8/01/00                                 United States 4,000,000        4,131,440
                                                                                                           ------------
                                                                                                             15,234,940
                                                                                                           ------------
 Food Retailing 1.0%
 Fleming Co.'s, Inc., senior sub. notes, 10.50%, 12/01/04                      United States 2,000,000        2,090,000
 Fleming Co.'s, Inc., senior sub. notes, 10.625%, 7/31/07                      United States 2,000,000        2,095,000
 Shoppers Food Warehouse Corp., senior notes, 9.75%, 6/15/04                   United States   750,000          832,500
                                                                                                           ------------
                                                                                                              5,017,500
                                                                                                           ------------
 Forest/Paper Products 2.6%
 Bear Island Paper, senior notes, 10.00%, 12/01/07                             United States 1,800,000        1,854,000
 Four M Corp., senior notes, Series B, 12.00%, 6/01/06                         United States 7,700,000        8,277,500
 Repap New Brunswick, senior notes, 144A, 9.00%, 6/01/04                          Canada     2,000,000        2,020,000
 Tjiwi Kimia Fn Mauritius, senior unsecured notes, 10.00%, 8/01/04               Indonesia   2,000,000        1,425,000
                                                                                                           ------------
                                                                                                             13,576,500
                                                                                                           ------------
 Gaming/Leisure 1.5%
 Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06                  United States 1,000,000        1,110,000
 Hard Rock Hotel, Inc., senior sub. notes, 144A, 9.25%, 4/01/05                United States   400,000          412,250
 Players International, Inc., senior notes, 10.875%, 4/15/05                   United States 2,900,000        3,157,375
 Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05                 United States 3,000,000        3,225,000
                                                                                                           ------------
                                                                                                              7,904,625
                                                                                                           ------------

 Health Care Services 4.2%
 Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02              United States $7,770,000     $ 7,653,450
 Magellan Health Services, senior sub notes, 144A, 9.00%, 2/15/08              United States  2,750,000       2,743,125
 Pharmerica Inc., senior sub notes, 144A, 8.375%, 4/01/08                      United States  1,250,000       1,259,375
 Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03                        United States  2,400,000       2,559,667
 Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07                    United States  3,250,000       3,367,813
 Vencor Inc., senior sub notes, 144A, 9.875%, 5/01/05                          United States  4,200,000       4,142,250
                                                                                                           ------------
                                                                                                             21,725,680
                                                                                                           ------------
 Industrial Products 9.1%
 Allied Waste Industries, Inc., senior disc. notes, zero coupon
   to 6/01/02, 11.30% thereafter, 6/01/07                                      United States 11,500,000       8,452,500
 Allied Waste Industries, Inc., senior sub. notes, 10.25%, 12/01/06            United States  2,500,000       2,750,000
 EASCO Corp., senior notes, Series B, 10.00%, 3/15/01                          United States  6,500,000       6,662,500
 Exide Electronics Group, Inc., senior sub. notes, 11.50%, 3/15/06             United States  2,000,000       2,360,000
 Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06               United States  3,200,000       3,408,000
 Intertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06                  United Kingdom  3,700,000       3,829,500
 Les, Inc., senior sub. Notes, 144A, 9.25%, 6/01/08                            United States  4,500,000       4,612,500
 Nortek, Inc., senior sub. notes, 9.875%, 3/01/04                              United States  5,500,000       5,678,750
 Simonds Industries, senior sub. notes, 144A, 10.25%, 7/01/08                  United States  2,750,000       2,750,000
 Terex Corp., senior sub notes, 144A, 8.875%, 4/01/08                          United States  3,550,000       3,487,875
 Universal Compression, Inc., senior disc. notes, 144A, zero coupon to
                                                                                                           ------------
   2/15/03, 9.875% thereafter, 2/15/08                                         United States  4,650,000       2,952,750
                                                                                                             46,944,375
                                                                                                           ------------
 Lodging 2.2%
 HMH Properties Corp., Series B, 8.875%, 7/15/07                               United States  3,000,000       3,360,000
 John Q. Hammons Hotels, L.P., first mortgage, 8.875%, 2/15/04                 United States  1,000,000       1,012,500
 John Q. Hammons Hotels, L.P., first mortgage, 9.75%, 10/01/05                 United States  1,500,000       1,597,500
 Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07          United States  3,000,000       3,157,500
 Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03                           United States  2,310,000       2,390,850
                                                                                                           ------------
                                                                                                             11,518,350
                                                                                                           ------------
 Media 8.5%
 Advanstar Communications, senior sub. notes, 144A, 9.25%, 5/01/08             United States 5,000,000        5,056,250
 Ascent Entertainment Group, Inc., senior disc. notes, zero coupon to 12/01/02,
 11.875% thereafter, 12/15/04                                                  United States 3,000,000        1,950,000
    Fox Family Worldwide, Inc., senior disc. notes, zero coupon to 11/01/02,
  10.25% thereafter, 11/01/07                                                  United States 3,000,000        1,965,000
 Fox Family Worldwide, Inc., senior notes, 9.25%, 11/01/07                     United States 1,500,000        1,507,500
 Hollinger Publishing, senior sub. notes, 9.25%, 3/15/07                       United States 4,500,000        4,758,750
 K-III Communications Corp., senior notes, 10.25%, 6/01/04                     United States 2,500,000        2,675,000
 News America Holdings, Inc., deb., 8.625%, 2/07/14                              Australia   5,000,000 AUD    3,386,516
 Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07                     United States 4,250,000        4,451,875
 Regal Cinemas, Inc., senior sub notes, 144A, 9.50%, 6/01/08                   United States 5,000,000        5,056,250
 Six Flags Entertainment, 8.875%, 4/01/06                                      United States 2,250,000        2,306,250
 Six Flags Theme Parks, senior sub. notes, zero coupon
   to 6/15/98, 12.25% thereafter, 6/15/05                                      United States 5,000,000        5,700,000
 Time Warner, Inc., deb., 9.125%, 1/15/13                                      United States 1,500,000        1,850,118
 Turner Broadcasting Systems, Inc., senior deb., 8.40%, 2/01/24                United States 3,000,000        3,215,736
                                                                                                           ------------
                                                                                                             43,879,245
                                                                                                           ------------
 Metals/Mining 3.9%
 AK Steel Holding Corp., senior notes, 9.125%, 12/15/06                        United States 4,000,000        4,200,000
 Algoma Steel, Inc., first mortgage, 12.375%, 7/15/05                             Canada     4,000,000        4,500,000
 LTV Corp., 8.20%, 9/15/07                                                     United States 4,500,000        4,365,000
 Neenah Corp., senior sub. notes, Series B, 11.125%, 5/01/07                   United States 1,000,000        1,095,000
 P&L Coal Holdings Corp., senior notes, 144A, 8.875%, 5/15/08                  United States 1,000,000        1,033,750
 P&L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08             United States 4,500,000        4,646,250
                                                                                                           ------------
                                                                                                             19,840,000
                                                                                                           ------------
 Restaurants 1.6%
 Friendly Ice Cream Corp., senior notes, 10.50%, 12/01/07                      United States 8,000,000        8,440,000
                                                                                                           ------------
 Retail .8%
 Hollywood Entertainment Corp., senior sub. notes, Series B, 10.625%, 8/15/04  United States $4,000,000    $  4,100,000
                                                                                                           ------------
 Technology/Information Systems 2.4%
 Amphenol Corp., senior sub. notes, 9.875%, 5/15/07                            United States 1,000,000        1,055,000
 Anacomp Inc., senior sub. notes, 144A, 10.875%, 4/01/04                       United States 4,000,000        4,230,000
 Borg-Warner Security Corp., senior sub. notes, 9.625%, 3/15/07                United States 4,000,000        4,500,000
 Decisionone Corp., senior sub. notes, 9.75%, 8/01/07                          United States 1,000,000          970,000
 Decisionone Holdings, units, zero coupon to 8/01/03, 11.50% thereafter,       United States 2,500,000        1,525,000
  8/01/08
                                                                                                           ------------
                                                                                                             12,280,000
                                                                                                           ------------
 Telecommunications 9.5%
 Dynatech Corp., senior sub notes, 144A, 9.75%, 5/15/08                        United States 3,500,000        3,578,750
 Flag Limited, senior notes, 144A, 8.25%, 1/30/08                                 Bermuda    1,000,000        1,008,750
 Global Crossing Holdings, Ltd., senior notes, 144A, 9.625%, 5/15/08              Bermuda    5,000,000        5,187,500
 Hermes Europe Railtel BV, senior notes, 11.50%, 8/15/07                        Netherlands  2,000,000        2,270,000
 Intelcom Group, Inc., senior disc. notes, zero coupon
   to 5/01/01, 12.50% thereafter, 5/01/06                                      United States 3,250,000        2,551,250
 Intermedia Communications, Inc., senior disc. notes, zero coupon
  to 7/01/02, 11.25% thereafter, 7/15/07                                       United States 5,000,000        3,675,000
 IXC Communications, Inc., senior sub notes, 144A, 9.00%, 4/15/08              United States 2,250,000        2,227,500
 Level 3 Communications, senior notes, 144A, 9.125%, 5/01/08                   United States 5,000,000        4,893,750
 Netia Holdings, BV, 10.25%, 11/01/07                                             Poland     1,300,000        1,252,875
 Netia Holdings, BV, zero coupon to 11/01/01, 11.25% thereafter, 11/01/07         Poland     2,000,000        1,325,000
 NEXTLINK Communications, Inc., senior notes, 9.625%, 10/01/07                 United States 1,400,000        1,442,000
 NEXTLINK Communications, Inc., senior notes, 144A, 9.00%, 3/15/08             United States 3,600,000        3,591,000
 Orion Network Systems, Inc., senior disc. notes, zero coupon
   to 1/15/02, 12.50% thereafter, 1/15/07                                      United States 1,500,000        1,147,500
 Poland Telecom Finance, units, 144A, 14.00%, 12/01/07                            Poland     8,000,000        9,040,000
 Teleport Communications Group, Inc., senior notes, 11.125%, 7/01/07           United States 6,500,000        5,655,000
                                                                                                           ------------
                                                                                                             48,845,875
                                                                                                           ------------
 Textiles/Apparel 2.1%
 Clark-Schwebel, Inc., senior notes, Series B, 10.50%, 4/15/06                 United States 5,500,000        6,160,000
 Pillowtex Corp., senior sub. notes, 9.00%, 12/15/07                           United States 2,900,000        2,997,875
 Polysindo International Finance, notes, 9.375%, 7/30/07                         Indonesia   4,250,000        1,583,125
                                                                                                           ------------
                                                                                                             10,741,000
                                                                                                           ------------
 Transportation 4.9%
 American Commercial Lines, L.L.C., 144A, 10.25%, 6/30/08                      United States 3,100,000        3,146,500
 Eletson Holdings, Inc., first mortgage notes, 9.25%, 11/15/03                    Greece     1,600,000        1,644,000
 GS Superhighway Holdings, Ltd., senior notes, 10.25%, 8/15/07                   Hong Kong   6,000,000        4,260,000
 Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04                           Bermuda    4,500,000        4,938,750
 Holt Group, senior notes, 144A, 9.75%, 1/15/06                                United States 3,250,000        3,266,250
 L-3 Communications Corp., senior sub. notes, 10.375%, 5/01/07                 United States 3,500,000        3,885,000
 MRS Logistica, SA, notes, 144A, 10.625%, 8/15/05                                 Brazil     5,000,000        4,187,500
                                                                                                           ------------
                                                                                                             25,328,000
                                                                                                           ------------
 Utilities 2.0%
 AES Corp., senior sub. notes, 8.50%, 11/01/07                                 United States 1,000,000        1,015,000
 El Paso Electric Co., first mortgage, 8.90%, 2/01/06                          United States 2,500,000        2,800,000
 Midland Funding Corp. I, deb., Series C-94, 10.33%, 7/23/02                   United States 2,145,356        2,331,990
 Niagara Mohawk Power, senior disc. notes, Series H, zero coupon
   to 7/01/08, 8.50% thereafter, 7/01/010                                      United States 1,500,000        1,027,500
 Niagara Mohawk Power, senior notes, Series D, 7.25%, 10/01/02                 United States 1,000,000        1,003,470
 Niagara Mohawk Power, senior notes, Series G, 7.75%, 10/01/08                 United States 1,200,000        1,228,500
 Trench Electric & Trench, Inc., senior sub. deb., 10.25%, 12/15/07               Canada       750,000          763,125
                                                                                                          -------------
                                                                                                             10,169,585
                                                                                                          -------------
 Wireless Communication 10.7%
 Arch Communications Group, Inc., senior disc. notes, zero coupon to 3/15/01,
 10.875% thereafter, 3/15/08                                                   United States 6,000,000        3,360,000
 International Wireless Communications, Inc.,
senior disc. notes, zero coupon to 8/15/01,
 14.00% thereafter, 8/15/01                                                    United States 7,800,000        1,092,000
 Wireless Communication (cont.)
 Iradium, L.L.C., senior notes,10.875%,7/15/05                                 United States$2,350,000     $  2,344,125
 McCaw International, Ltd., senior disc. notes, zero coupon
   to 4/15/02, 13.00% thereafter, 4/15/07                                      United States 7,000,000        4,620,000
 Millicom International Cellular, SA, senior disc. notes, zero coupon
   to 6/01/01, 13.50% thereafter, 6/01/06                                       Luxembourg   9,300,000        7,195,875
 Nextel Communications, Inc., senior disc. notes, zero coupon to
   9/15/02, 10.65% thereafter, 9/15/07                                         United States 7,000,000        4,742,500
 Nextel Communications, Inc., senior disc. notes, zero coupon
   to 10/31/02, 9.75% thereafter, 10/31/07                                     United States 3,000,000        1,965,000
 Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07                     United States 4,700,000        4,899,750
 Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08                     United States 4,500,000        4,680,000
 Rogers Cantel Mobile Communications, Inc., deb., 9.75%, 6/01/16                  Canada     3,000,000        3,150,000
 Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/15/01,
   12.50% thereafter, 8/15/06                                                  United States10,000,000        8,575,000
 Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                         United States 7,500,000        8,362,500
                                                                                                           ------------
                                                                                                             54,986,750
                                                                                                           ------------
 Total Bonds (Cost $477,418,440)                                                                            490,157,223
                                                                                                           ------------
 Total Long-Term Investments (Cost $485,929,512)                                                            497,728,002
 fRepurchase Agreement 1.8%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $9,194,339)
 (Cost $9,192,905)                                                             United States 9,192,905        9,192,905
  BancAmerica Robertson Stephens (Maturity Value $878,611)
  Barclays Capital, Inc. (Maturity Value $878,611)
  Bear, Stearns & Co., Inc. (Maturity Value $479,117)
  BT Alex Brown, Inc. (Maturity Value $807,723)
  Chase Securities, Inc. (Maturity Value $878,611)
  CIBC Oppenheimer Corp. (Maturity Value $878,611)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $878,611)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $878,611)
  Greenwich Capital Markets, Inc. (Maturity Value $878,611)
  Paribas Corp. (Maturity Value $878,611)
  SBC Warburg Dillon Read, Inc. (Maturity Value $878,611)
   Collateralized by U.S. Treasury Bills & Notes
  Total Investments (Cost $495,122,417) 98.5%                                                               506,920,907
  Other Assets, less Liabilities 1.5%                                                                         7,713,373
                                                                                                           ------------
  Net Assets 100.0%                                                                                        $514,634,280
                                                                                                           ============




See currency abbreviations on page 133.
*Securities traded in U.S. Dollars unless otherwise indicated.
aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)



                                                                                                SHARES/
     Income Securities Fund                                                                    WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
     Common Stocks and Warrants 37.0%
     Apparel & Textiles .5%

a,c  Bibb Co.                                                                                 419,424       $ 6,448,644
                                                                                                           ------------
     Automotive .2%
     General Motors Corp.                                                                      45,000         3,006,563
                                                                                                           ------------
     Computer & Technology .2%
    aAnacomp, Inc.                                                                            105,000         2,480,625
                                                                                                           ------------
     Consumer Products 1.9%
     Philip Morris Cos., Inc.                                                                 600,000        23,625,000
     RJR Nabisco Holdings Corp.                                                                60,000         1,425,000
                                                                                                           ------------
                                                                                                             25,050,000
                                                                                                           ------------
     Energy 2.9%
     Athabasca Oil Sands Trust (Canada)                                                       576,500         7,252,559
     Canadian Oil Sands Trust - Units, 144A (Canada)                                          500,000         7,089,184
     McDermott International, Inc.                                                            280,000         9,642,500
     Pioneer Natural Resources Co.                                                            302,226         7,215,646
    aSanta Fe Energy Resources, Inc.                                                          279,642         3,006,152
     Snyder Oil Corp.                                                                          61,087         1,217,922
     Ultramar Diamond Shamrock Corp.                                                          125,000         3,945,313
                                                                                                           ------------
                                                                                                             39,369,276
                                                                                                           ------------
     Metals 1.1%
     Anglo American Platinum Corp., Ltd., ADR                                                 223,161         2,404,984
     Anglogold, Ltd., ADR (South Africa)                                                      354,900         7,200,389
     De Beers Consolidated Mines, Ltd., ADR                                                    40,000           700,000
     Driefontein Consolidated, Ltd., Sponsored ADR                                            185,200           949,150
     Freeport-McMoRan Copper & Gold, Inc., Class A                                            110,000         1,567,500
     Impala Platinum Holdings, Ltd., ADR                                                      216,500         1,826,784
     St. Helena Gold Mines, Ltd., ADR                                                          19,000            38,595
                                                                                                           ------------
                                                                                                             14,687,402
                                                                                                           ------------
     Real Estate Investment Trusts 2.0%
     Equity Residential Properties Trust                                                      150,000         7,115,625
     FelCor Suite Hotels, Inc.                                                                275,000         8,628,125
     Gables Residential Trust                                                                 150,000         4,068,750
     Meditrust Cos.                                                                           120,160         3,356,970
     Security Capital Group, Inc., Class B, warrants                                           36,419            12,521
     Simon DeBartolo Group, Inc.                                                              102,900         3,344,250
                                                                                                           ------------
                                                                                                             26,526,241
                                                                                                           ------------
     Telecommunications 1.1%
     U S WEST, Inc.                                                                           325,000        15,275,000
                                                                                                           ------------
     Utilities 27.1%
     American Electric Power Co.                                                              390,000        17,696,250
     Central & South West Corp.                                                               650,000        17,468,750
     CINergy Corp.                                                                            511,000        17,885,000
     Conectiv, Inc.                                                                           500,000        10,250,000
     Dominion Resources, Inc.                                                                 375,000        15,281,250
     Edison International                                                                     600,000        17,737,500
     Energy East Corp.                                                                        200,000         8,325,000
     Entergy Corp.                                                                            570,000        16,387,500
     FirstEnergy Corp.                                                                        385,000        11,838,750
     Florida Progress Corp.                                                                   400,000        16,450,000
     FPL Group, Inc.                                                                          240,000        15,120,000
     GPU, Inc.                                                                                320,000        12,100,000
     Hawaiian Electric Industries, Inc.                                                       142,000         5,635,625
     Houston Industries, Inc.                                                                 315,000         9,725,625
     MarketSpan Corp.                                                                         352,000        10,538,000
     MidAmerican Energy Holdings Co.                                                          291,700         6,308,013
     Utilities (cont.)
     Nevada Power Co.                                                                         175,000       $ 4,506,250
     New Century Energies, Inc.                                                               380,000        17,266,250
     New England Electric System                                                              330,000        14,272,500
     Northern States Power Co.                                                                210,000         6,011,250
     PacifiCorp                                                                               120,000         2,715,000
     PECO Energy Co.                                                                          400,000        11,675,000
     PG&E Corp.                                                                               575,000        18,148,438
     Potomac Electric Power Co.                                                               300,000         7,518,750
     Public Service Enterprise Group, Inc.                                                    395,000        13,602,813
     SCANA Corp.                                                                              150,000         4,471,875
     Sempra Energy                                                                            525,000        14,568,750
     Southern Co.                                                                             480,000        13,290,000
     Texas Utilities Co.                                                                      437,450        18,208,856
     Western Resources, Inc.                                                                  215,000         8,344,688
                                                                                                           ------------
                                                                                                            363,347,683
                                                                                                           ------------
     Total Common Stocks and Warrants (Cost $402,443,870)                                                   496,191,434
                                                                                                           ------------
     Preferred Stocks .5%
     Media & Broadcasting .2%
     Time Warner, Inc., 10.25%, pfd., Series M                                                  2,852         3,183,545
                                                                                                           ------------
     Paper & Forest Products .3%
     Asia Pulp & Paper Co., Ltd., 12.00%, pfd., Class A                                     5,000,000         3,662,500
                                                                                                           ------------
     Total Preferred Stocks (Cost $7,882,236)                                                                 6,846,045
                                                                                                           ------------
     Convertible Preferred Stocks 9.1%
     Cable Systems .7%
     CSC Holdings Inc., 8.50% cvt. pfd., Series I                                             150,000         9,590,625
                                                                                                           ------------
     Energy 2.3%
     Chesapeake Energy Corp., 7.00% cvt. pfd., 144A                                            85,000         3,601,875
     Devon Financing Trust, $3.25 cvt. pfd., 144A                                              60,000         3,690,000
     Enron Corp., 6.25% cvt. pfd.                                                             340,000         6,800,000
     EVI, Inc., 5.00% cvt. pfd., 144A                                                         125,000         5,343,750
     Lomak Petroleum, Inc., 5.75% cvt. pfd., 144A                                             120,000         4,530,000
     Nuevo Energy Co., 5.75% cvt. pfd., Series A                                              140,000         6,396,250
     Patina Oil & Gas Corp., 7.125% cvt. pfd.                                                  39,525         1,052,353
                                                                                                           ------------
                                                                                                             31,414,228
                                                                                                           ------------
     Lodging .4%
     Host Marriott Financial Trust, 6.75% cvt. pfd., 144A                                     100,000         5,262,500
                                                                                                           ------------
     Metals 1.7%
     Amax Gold, Inc., $3.75 cvt. pfd., Series B                                               150,000         6,628,125
     Armco, Inc., $3.625 cum. cvt. pfd., Series A                                              65,000         3,339,375
     Battle Mountain Gold Co., $3.25 cvt. pfd.                                                 66,300         3,037,369
     Coeur D' Alene Mines Corp., 7.00% cvt. pfd.                                              135,000         1,442,813
     Cyprus Amax Minerals Co., $4.00 cvt. pfd., Series A                                       55,000         2,502,500
     Freeport-McMoRan Copper & Gold, Inc., $1.25 cum. cvt. pfd.                               108,800         2,305,200
     Hecla Mining Co., $3.50 cvt. pfd., Series B                                               70,000         3,062,500
                                                                                                           ------------
                                                                                                             22,317,882
                                                                                                           ------------
     Real Estate Investment Trusts 2.6%
     Glenborough Realty Trust, 7.75% cvt. pfd., Series A                                      270,000         6,581,250
     Reckson Associates Realty, 7.625% cvt. pfd., Series A                                    180,000         4,241,250
     Security Capital Industrial Trust, 7.00% cvt. pfd.                                       135,000         4,235,625
     Security Capital Pacific Trust, $1.75 cvt. pfd., Series A                                400,000        12,050,000
     Vornado Realty Trust, 6.50% cvt. pfd., Series A                                           60,000         3,442,500
     Innkeepers USA Trust, 13.00% cvt. pfd., 144A                                             175,000         4,051,075
                                                                                                           ------------
                                                                                                             34,601,700
                                                                                                           ------------
     Telecommunications .6%
     Nortel Inversora, SA, 10.00% cvt. pfd. (Argentina)                                       150,000       $ 8,118,750
                                                                                                           ------------
     Transportation .1%
     Union Pacific Capital Trust, 6.25% cvt. pfd., 144A                                        10,000           471,250
                                                                                                           ------------
     Utility .7%
    cCMS Energy Corp., 7.75% quarterly cvt. pfd.                                              160,000         9,910,000
                                                                                                           ------------
     Total Convertible Preferred Stocks (Cost $117,095,515)                                                 121,686,935
                                                                                                           ------------
     Partnership Units .1%
     BP Prudhoe Bay Royalty Trust (Cost $1,340,750)                                            50,000           534,375
                                                                                                           ------------

                                                                                PRINCIPAL
                                                                                  AMOUNT*
     Corporate Bonds 18.8%
     Apparel & Textiles 1.5%
     Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03                $ 10,000,000        10,600,000
     Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02                                    8,300,000         8,673,500
     Polysindo International Finance Corp., secured notes, 11.375%, 6/15/06                 1,000,000           392,500
     The William Carter Co., senior sub. notes, Series A, 10.375%, 12/01/06                   500,000           535,000
                                                                                                           ------------
                                                                                                             20,201,000
                                                                                                           ------------
     Automotive .5%
     Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06                             4,000,000         4,450,000
a,b,cHarvard Industries, Inc., senior notes, 11.125%, 8/01/05                               5,000,000         2,225,000
                                                                                                           ------------
                                                                                                              6,675,000
                                                                                                           ------------
     Cable Systems 1.6%
     Continental Cablevision, Inc., senior deb., 9.50%, 8/01/13                             8,000,000         9,539,320
     CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23                                   4,000,000         4,430,000
     Helicon Group L.P. Corp., S.F., senior secured notes, Series B, 11.00%, 11/01/03       7,300,000         7,847,500
                                                                                                           ------------
                                                                                                             21,816,820
                                                                                                           ------------
     Chemicals .7%
     Applied Extrusion Technologies, Inc., senior notes, Series B, 11.50%, 4/01/02          8,000,000         8,480,000
     Uniroyal Chemical Co. Investors, senior notes, 10.50%, 5/01/02                           725,000           790,250
                                                                                                           ------------
                                                                                                              9,270,250
                                                                                                           ------------
     Computer & Technology .8%
     Anacomp, Inc., senior sub. notes, Series B, 10.875%, 4/01/04                           6,000,000         6,345,000
     Maxtor Corp., S.F., sub. deb., 5.75%, 3/01/12                                          1,500,000         1,057,500
     Samsung Electronics America, Inc., 9.75%, 144A                                         4,000,000         3,760,000
                                                                                                           ------------
                                                                                                             11,162,500
                                                                                                           ------------
     Consumer Products 1.4%
     E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06                     3,750,000         2,756,250
     Outsourcing Services Group, senior sub. notes, 144A, 10.875%, 3/01/06                  2,000,000         2,050,000
     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03                      8,000,000         8,260,000
     RJR Nabisco, Inc., notes, 9.25%, 8/15/13                                               5,000,000         5,381,585
                                                                                                           ------------
                                                                                                             18,447,835
                                                                                                           ------------
     Containers & Packaging .5%
     Calmar, Inc., senior sub. notes, Series B, 11.50%, 8/15/05                             2,450,000         2,835,875
     Packaging Resources, Inc., senior notes, 11.625%, 5/01/03                              3,000,000         2,955,000
     Printpack, Inc., senior sub. notes, Series B, 10.625%, 8/15/06                         1,000,000         1,075,000
     U.S. Can Corp., senior sub. notes, 10.125%, 10/15/06                                     300,000           318,000
                                                                                                           ------------
                                                                                                              7,183,875
                                                                                                           ------------





     Energy 2.0%
     Bellwether Exploration Co., senior sub. notes, 10.875%, 4/01/07                      $ 1,000,000       $ 1,060,000
     Conproca, SA, 144A, 12.00%, 6/16/10 (Mexico)                                           9,000,000         9,157,500
     Denbury Management, Inc., senior sub unsecured notes, 9.00%, 3/01/08                   4,000,000         3,840,000
     Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 7/15/04                            9,835,000        10,744,738
     Mesa Operating Co., senior sub. notes, 10.625%, 7/01/06                                1,000,000         1,170,000
     Plains Resources, Inc., senior sub. notes, Series B, 10.25%, 3/15/06                   1,000,000         1,055,000
                                                                                                           ------------
                                                                                                             27,027,238
                                                                                                           ------------
     Entertainment .1%
     AMF Bowling Worldwide, Inc., senior sub. notes, Series B, 10.875%, 3/15/06               650,000           696,313
                                                                                                           ------------
     Financial Services .3%
     First Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03                            500,000           555,000
     IBJ Preferred Capital Co., L.L.C., 144A, 8.79%, 12/29/49                               4,000,000         3,540,000
                                                                                                           ------------
                                                                                                              4,095,000
                                                                                                           ------------
     Food & Beverages 1.9%
     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05                          5,000,000         5,550,000
     Del Monte Corp., senior sub. notes, Series B, 12.25%, 4/15/07                          4,000,000         4,510,000
     Doane Products Co., senior notes, 10.625%, 3/01/06                                     3,000,000         3,285,000
     International Home Foods, Inc., senior sub. notes, 10.375%, 11/01/06                   4,100,000         4,469,000
     Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 8/15/03                    4,000,000         3,560,000
     Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01               4,000,000         3,900,000
                                                                                                           ------------
                                                                                                             25,274,000
                                                                                                           ------------
     Food Chains .1%
    bBruno's, Inc., senior sub. notes, 10.50%, 8/01/05                                      7,000,000         1,225,000
                                                                                                           ------------
     Gaming & Leisure 1.8%
     Aztar Corp., senior sub. notes, 11.00%, 10/01/02                                       9,000,000         9,281,250
     Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06                             500,000           555,000
     Hard Rock Hotel, Inc., senior sub. notes, 144A, 9.25%, 4/01/05                           400,000           412,250
     Harveys Casinos Resorts, senior sub. notes, 10.625%, 6/01/06                           2,200,000         2,447,500
     Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05                          8,000,000         8,600,000
     Venetian Casino Resort, L.L.C., 144A, 12.25%, 11/15/04                                 2,000,000         2,065,000
                                                                                                           ------------
                                                                                                             23,361,000
                                                                                                           ------------
     Health Care Services .3%
     Dade International, Inc., senior sub. notes, Series B, 11.125%, 5/01/06                3,000,000         3,360,000
                                                                                                           ------------
     Industrial Products 1.0%
     Nortek, Inc., senior sub. notes, 9.875%, 3/01/04                                       2,000,000         2,065,000
     RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05                              10,000,000         6,550,000
     Thermadyne Holdings Corp., notes, 10.75%, 11/01/03                                     2,696,000         2,915,050
     Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07                      1,350,000         1,373,625
                                                                                                           ------------
                                                                                                             12,903,675
                                                                                                           ------------
     Media & Broadcasting .2%
     Benedek Broadcasting Corp., senior notes, 11.875%, 3/01/05                             2,000,000         2,240,000
                                                                                                           ------------
     Metals .4%
     Republic Engineered Steel, first mortgage, 9.875%, 12/15/01                            6,000,000         6,000,000
                                                                                                           ------------
     Paper & Forest Products .9%
     Four M Corp., senior notes, Series B, 12.00%, 6/01/06                                  2,000,000         2,150,000
     Riverwood International, senior sub. notes, 10.875%, 4/01/08                           6,000,000         6,090,000
     Tjiwi Kimia Finance Mauritius, senior unsecured notes, 10.00%, 8/01/04                 6,000,000         4,275,000
                                                                                                           ------------
                                                                                                             12,515,000
                                                                                                           ------------
     Pharmaceuticals .2%
     ICN Pharmaceuticals, Inc., senior notes, Series B, 9.25%, 8/15/05                      3,000,000         3,172,500
                                                                                                           ------------
     Shipping Services .1%
     First Wave Marine, Inc., senior notes, 11.00%, 2/01/08                                 1,000,000         1,055,000
                                                                                                           ------------
     Telecommunications .2%
     Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07                            $ 3,000,000       $ 3,127,500
                                                                                                           ------------
     Utilities 2.3%
     ESCOM, E168, utility deb., 11.00%, 6/01/08, (South Africa)                          195,782,500 ZAR     25,423,920
     Midland Funding Corp. I, deb., S.F., Series C-94, 10.33%, 7/23/02                      3,064,795         3,331,414
     Texas New Mexico Power, secured deb., 10.75%, 9/15/03                                  2,000,000         2,165,982
                                                                                                           ------------
                                                                                                             30,921,316
                                                                                                           ------------
     Total Corporate Bonds (Cost $265,359,245)                                                              251,730,822
                                                                                                           ------------
     Convertible Corporate Bonds 4.8%
     Automotive .2%
     Exide Corp., cvt. senior sub. notes, 144A, 2.90%, 12/15/05                             4,000,000         2,520,000
                                                                                                           ------------
     Computer & Technology .8%
     Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 3/01/02                          9,000,000        11,283,750
                                                                                                           ------------
     Electrical Equipment .6%
     Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06                                      8,000,000         8,360,000
                                                                                                           ------------
     Energy 1.0%
     Oryx Energy Co., S.F., cvt. sub. deb., 7.50%, 5/15/14                                  9,000,000         8,932,500
     Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06                                     5,000,000         4,731,250
                                                                                                           ------------
                                                                                                             13,663,750
                                                                                                           ------------
     Health Care Services .7%
     Continucare Corp., cvt. sub notes, 144A, 8.00%, 10/31/02                               9,500,000         7,932,500
     Medical Care International, Inc., S.F., cvt. sub. deb., 144A, 6.75%, 10/01/06          1,000,000           915,000
                                                                                                           ------------
                                                                                                              8,847,500
                                                                                                           ------------
     Metals .8%
     Ashanti Capital, Ltd., cvt. notes, 5.50%, 3/15/03                                      5,000,000         3,925,000
     Coeur D'Alene Mines Corp., Eurobonds, cvt. sub. deb., 6.00%, 6/10/02                     100,000            73,000
     Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04                             6,000,000         4,545,000
     FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 1/16/05                            1,800,000         1,719,000
                                                                                                           ------------
                                                                                                             10,262,000
                                                                                                           ------------
     Pollution Control .2%
     Air & Water Technology Corp., S.F., cvt. sub. deb., 8.00%, 5/15/15                     3,610,000         3,073,013
                                                                                                           ------------
     Real Estate Investment Trusts .4%
     Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02                                    5,500,000         5,417,500
                                                                                                           ------------
     Retail .1%
     Drug Emporium, Inc., S.F., cvt. sub. deb., 7.75%, 10/01/14                             1,180,000         1,029,550
                                                                                                           ------------
     Total Convertible Corporate Bonds (Cost $65,360,560)                                                    64,457,063
                                                                                                           ------------
     Zero Coupon/Step-up Bonds 2.3%
     AMF Bowling Worldwide, Inc., senior sub. disc. notes, Series B, zero coupon
       to 3/15/01, 12.25% thereafter, 3/15/06                                               2,438,000         1,971,733
     APP Finance (VI) Mauritius Ltd., cvt., 144A, 0.00%, 11/18/12                          11,500,000         2,357,500
     Marcus Cable Holding Co., senior disc. notes, zero coupon to 6/15/00,
      14.25% thereafter, 12/15/05                                                          14,000,000        13,090,000
     Mesa Operating Co., senior sub. notes, zero coupon to
 7/01/01, 11.625% thereafter, 7/01/06                                                       1,300,000         1,079,000
     Nextel International, Inc., senior disc. notes, 144A, zero coupon
       to 4/15/03, 12.125% thereafter, 4/15/08                                              5,000,000         2,900,000
     Nextel Communications, senior disc. notes, 144A, zero coupon
       to 2/15/03, 9.95% thereafter, 2/15/08                                                8,200,000         5,278,750
     Revlon Worldwide Corp., senior disc. notes, Series B zero coupon
       to 3/15/00, 10.75% thereafter, 3/15/01                                               6,000,000         4,680,000
                                                                                                           ------------
     Total Zero Coupon/Step-up Bonds (Cost $28,520,935)                                                      31,356,983
                                                                                                           ------------
     U.S. Government Securities 11.3%
     U.S. Treasury Bonds, 6.00% - 7.125%, 2/15/23 - 2/15/26                               129,000,000       139,670,754
     U.S. Treasury Notes, 6.375%, 8/15/02                                                  11,000,000        11,336,886
                                                                                                           ------------
     Total U.S. Government Securities (Cost $135,716,624)                                                   151,007,640
                                                                                                           ------------
     Foreign Government & Agency Securities 11.8%
     Republic of Argentina, Series L, 5.50%, 3/31/23                                      110,000,000        81,812,500
     Republic of Brazil - El, floating rate deb., 6.875%, 4/15/06                          15,520,000        12,765,200
     Republic of Brazil - IDU, variable rate deb., Series A, 6.8125%, 1/01/01             $ 7,000,000       $ 6,650,000
     Republic of Brazil PAR Z-L, variable rate collateralized deb., 5.25%, 4/15/24         39,000,000        27,568,125
     Republic of Korea, 5.875%, 4/15/08                                                    20,000,000        18,387,500
     Republic of South Africa, 12.00%, 2/28/05 (South Africa)                              75,000,000ZAR     10,934,829
                                                                                                           ------------
     Total Foreign Government & Agency Securities (Cost $133,219,934)                                       158,118,154
                                                                                                           ------------
     Total Long Term Investments (Cost $1,156,939,669)                                                    1,281,929,451
                                                                                                           ------------
    fRepurchase Agreement 3.3%
   Joint Repurchase Agreement, 5.614%, 7/01/98
 (Maturity Value $44,431,896) (Cost $44,424,968)                                          44,424,968         44,424,968
    BancAmerica Robertson Stephens (Maturity Value $4,245,912)
    Barclays Capital, Inc. (Maturity Value $4,245,912)
    Bear, Stearns & Co., Inc. (Maturity Value $2,315,346)
    BT Alex Brown, Inc. (Maturity Value $3,903,342)
    Chase Securities, Inc. (Maturity Value $4,245,912)
    CIBC Oppenheimer Corp. (Maturity Value $4,245,912)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $4,245,912)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $4,245,912)
    Greenwich Capital Markets, Inc. (Maturity Value $4,245,912)
    Paribas Corp. (Maturity Value $4,245,912)
    SBC Warburg Dillon Read, Inc. (Maturity Value $4,245,912)
     Collateralized by U.S. Treasury Bills & Notes
   Total Investments (Cost $1,201,364,637) 99.0%                                                          1,326,354,419
   Other Assets, less Liabilities 1.0%                                                                       14,023,632
                                                                                                           ------------
   Net Assets 100.0%                                                                                     $1,340,378,051
                                                                                                           ============





*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 7 regarding defaulted securities.
cSee Note 8 regarding restricted securities.
fSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)



                                                                                                 PRINCIPAL
     Money Market Fund                                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
     Certificates of Deposit 11.9%
     Australia New Zealand Banking Group, New York Branch, 5.59%, 9/25/98                     $10,000,000  $ 10,000,232
     Bayerische Vereinsbank, New York Branch, 5.85%, 12/18/98                                   7,000,000     7,002,658
     Credit Agricole Indosuez, New York Branch, 5.52%, 8/10/98                                  5,000,000     5,000,000
     National Westminster Bank, New York Branch, 5.69% - 5.745%, 7/06/98 - 4/06/99             10,000,000     9,997,856
     Rabobank Nederland, NV, New York Branch, 5.70%, 4/20/99                                    5,000,000     4,993,524
     Swiss Bank Corp., New York Branch, 5.81%, 4/29/99                                          5,000,000     4,998,416
                                                                                                           ------------
     Total Certificates of Deposit (Cost $41,992,686)                                                        41,992,686
                                                                                                           ============
    dCommercial Paper 77.4%
     AIG Funding, Inc., 5.30%, 7/13/98                                                         10,000,000     9,982,333
     American Express Credit Corp., 5.43% - 5.45%, 7/31/98 - 8/05/98                           15,000,000    14,925,160
     Associates Corp. of North America, 5.46% - 5.51%, 7/09/98 - 8/17/98                       15,000,000    14,936,847
     Bellsouth Telecommunications, Inc., 5.49%, 7/22/98                                         5,000,000     4,983,987
     Chevron U.S.A., Inc., 5.49%, 8/19/98 - 8/26/98                                            15,000,000    14,878,000
     CIESCO, L.P., 5.50% - 5.52%, 7/28/98 - 9/08/98                                            15,000,000    14,887,517
     Commonwealth Bank of Australia, 5.42% - 5.455%, 10/19/98 - 11/25/98                       10,000,000     9,805,820
     Dupont (E.I.) De Nemours & Co., 5.48%, 9/23/98 - 9/24/98                                  10,000,000     9,871,372
     General Electric Capital Corp., 5.35% - 5.52%, 7/14/98 - 7/27/98                          15,000,000    14,960,004
     Generale Bank, Inc., 5.50%, 8/12/98 - 8/14/98                                             10,000,000     9,934,306
     Goldman Sachs Group, L.P., 5.50%, 9/03/98 - 9/04/98                                       10,000,000     9,901,458
     International Lease Finance Corp., 5.50%, 8/18/98                                          5,000,000     4,963,333
     Merrill Lynch & Co., Inc., 5.48% - 5.52%, 7/08/98 - 8/28/98                               15,000,000    14,906,505
     Metlife Funding, Inc., 5.50%, 9/10/98                                                      5,000,000     4,945,764
     Morgan Stanley Dean Witter & Co., 5.49% - 5.52%, 7/16/98 - 7/23/98                        15,000,000    14,957,238
     Motorola, Inc., 5.49% - 5.50%, 8/11/98 - 9/16/98                                          10,000,000     9,909,969
     National Australian Funding (DE), Inc., 5.45%, 12/01/98                                    5,000,000     4,884,188
     National Rural Utilities Cooperative Finance Corp., 5.46% - 5.50%, 7/17/98 - 7/24/98      15,000,000    14,955,020
     Pitney Bowes Credit Corp., 5.47%, 7/01/98                                                  5,000,000     5,000,000
     Procter & Gamble Co., 5.50%, 9/03/98                                                       5,192,000     5,141,234
     Province of British Columbia, 5.40% - 5.50%, 7/10/98 - 10/09/98                           15,000,000    14,843,125
     Royal Bank of Canada, 5.38%, 8/03/98                                                       5,000,000     4,975,342
     Salomon Smith Barney Holdings, Inc., 5.50%, 7/01/98 - 7/02/98                             10,000,000     9,999,236
     Societe Generale N.A., Inc., 5.51%, 8/24/98                                                5,000,000     4,958,675
     Svenska Handelsbanken, Inc., 5.50%, 8/13/98 - 8/20/98                                     10,000,000     9,928,959
     Toyota Motor Credit Corp., 5.50%, 8/06/98 - 8/31/98                                       15,000,000    14,897,639
     Westpac Capital Corp., 5.495%, 7/07/98                                                     5,000,000     4,995,421
                                                                                                           ------------
     Total Commercial Paper (Cost $273,328,452)                                                             273,328,452
                                                                                                           ============
     Total Investments before Repurchase Agreements (Cost $315,321,138)                                     315,321,138
                                                                                                           ============
    gRepurchase Agreement 11.4%
     Barclays Capital, Inc., 5.125%, 7/01/98, (Maturity Value $10,391,479)
      Collateralized by U.S. Treasury Notes                                                    10,390,000    10,390,000
     CIBC Oppenheimer Corp., 5.75%, 7/01/98, (Maturity Value $15,002,396)
      Collateralized by U.S. Treasury Notes                                                    15,000,000    15,000,000
     SBC Warburg Dillon Read, Inc., 5.90%, 7/01/98, (Maturity Value $15,002,458)
      Collateralized by U.S. Treasury Notes                                                    15,000,000    15,000,000
                                                                                                           ------------
     Total Repurchase Agreements (Cost $40,390,000)                                                          40,390,000
                                                                                                           ------------
     Total Investments (Cost $355,711,138) 100.7%                                                           355,711,138
     Other Assets, less Liabilities (.7%)                                                                    (2,611,190)
                                                                                                           ------------
     Net Assets 100.0%                                                                                     $353,099,948
                                                                                                           ============





dSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
gSee Note 1(c) regarding repurchase agreements.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)


                                                                                                SHARES/
                                                                                               WARRANTS
     Mutual Discovery Securities Fund                                            COUNTRY       & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------
     Common Stocks, Warrants and Rights 85.4%
     Banking 4.6%
     Australia & New Zealand Banking Group Ltd.                                 Australia       96,000        $ 662,249
    aBanca Nazionale del Lavoro SpA                                               Italy         20,800          549,853
     Banque Cantonale Vaudoise                                                 Switzerland         600          245,253
     BG Bank AS                                                                  Denmark        40,500        2,508,385
     Fokus Bank AS                                                               Norway         50,000          387,698
     aFokus Bank AS, rts.                                                        Norway         50,000              717
     Mercantile Bankshares Corp.                                              United States     10,000          348,125
     Merita Ltd., A                                                              Finland        92,500          610,322
     Pacific Bank N.A.                                                        United States     15,000          825,000
     UST Corp., Inc.                                                          United States     80,000        2,120,000
     Vermont Financial Services Corp.                                         United States     48,000        1,317,000
     Western Bancorp                                                          United States     67,975        2,867,682
                                                                                                           ------------
                                                                                                             12,442,284
                                                                                                           ------------
     Beverages & Tobacco 2.4%
     B.A.T. Industries Plc.                                                  United Kingdom    103,710        1,039,975
     Farmer Brothers Co.                                                      United States      5,000        1,195,000
     Heineken Holding NV, A                                                    Netherlands      19,531          643,297
     Kita Kyushu Coca-Cola Bottling Co. Ltd.                                      Japan         22,000          499,334
     Mikuni Coca-Cola Bottling Co.                                                Japan         18,000          308,679
     Philip Morris Companies Inc.                                             United States     20,000          787,500
     RJR Nabisco Holdings Corp.                                               United States     50,000        1,187,500
     Seita                                                                       France         10,664          483,284
     Swedish Match AB                                                            Sweden         87,000          289,095
                                                                                                           ------------
                                                                                                              6,433,664
                                                                                                           ------------
     Broadcasting & Publishing 5.8%
     Alma Media OYJ, Series 2                                                    Finland        16,500          577,423
     A-Pressen AS, A                                                             Norway         20,600          402,685
     Comcast Corp., Special A                                                 United States      5,000          202,969
     Dow Jones & Co. Inc.                                                     United States     39,500        2,202,125
     aMediaone Group Inc.                                                     United States     42,500        1,867,344
     Mirror Group Plc.                                                       United Kingdom    260,000          980,412
     aModern Times Group AB, B, fgn.                                             Sweden         36,000          469,473
     NV Holdingsmij de Telegraaf                                               Netherlands      75,000        1,806,607
     Pearson Plc.                                                            United Kingdom    120,740        2,216,004
     Quebecor Inc.                                                               Canada         81,000        1,622,148
     Shaw Brothers Hong Kong Ltd.                                               Hong Kong      278,000          168,624
     Southam Inc.                                                                Canada         75,000        1,361,735
     United News & Media Plc.                                                United Kingdom    144,280        2,020,941
                                                                                                           ------------
                                                                                                             15,898,490
                                                                                                           ------------
     Business & Public Services 2.6%
     Esselte AB, A                                                               Sweden          9,700          215,288
     IFIL Finanziaria Partecipazioni SpA                                          Italy        204,000          947,153
    aIFIL Finanziaria Partecipazioni SpA, rts.                                    Italy        100,000            4,765
     Laidlaw Environmental Services Inc.                                      United States    173,000          627,125
     Suez Lyonnaise des Eaux SA                                                  France         23,000        3,785,155
     Vivendi                                                                     France          3,500          747,354
     Yorkshire Water Plc.                                                    United Kingdom     98,280          737,912
                                                                                                           ------------
                                                                                                              7,064,752
                                                                                                           ------------
     Chemicals 6.0%
     British Vita Plc.                                                       United Kingdom    100,000          428,805
     aBush Boake Allen Inc.                                                   United States     55,000        1,612,188
     aCarbide/Graphite Group Inc.                                             United States     22,500          625,781
     Chemfirst Inc.                                                           United States     15,000          378,750
     Croda International Plc.                                                United Kingdom    200,000        1,274,736
     Chemicals (cont.)
     DSM NV                                                                    Netherlands      18,525      $ 1,901,494
     Hanna M.A. Co.                                                           United States     45,000          824,063
     Hoechst AG                                                                  Germany        55,100        2,750,421
     Inspec Group Plc.                                                       United Kingdom    265,000        1,160,652
     Laporte Plc.                                                            United Kingdom     60,000          718,290
     Morton International Inc.                                                United States     85,500        2,137,500
     Olin Corp.                                                               United States     15,000          625,313
     Yule Catto & Company Plc.                                               United Kingdom    282,000        1,766,793
                                                                                                           ------------
                                                                                                             16,204,786
                                                                                                           ------------
     Construction & Housing .2%
     Hollandsche Beton Groep NV                                                Netherlands       3,623           75,516
     Martin Marietta Materials Inc.                                           United States      7,500          337,500
                                                                                                           ------------
                                                                                                                413,016
                                                                                                           ------------
     Data Processing & Reproduction .5%
    aNational Processing Inc.                                                 United States     75,000          801,563
     Tecnost Mael SpA                                                             Italy        190,000          566,510
                                                                                                           ------------
                                                                                                              1,368,073
                                                                                                           ------------
     Electrical & Electronics 2.5%
    aDII Group Inc.                                                           United States    150,000        2,559,375
    aEncore Wire Corp.                                                        United States     38,100          614,363
     Philips Electronics NV                                                    Netherlands       9,500          798,594
     Philips Electronics NV ADR                                                Netherlands       5,000          425,000
     Racal Electronics Plc.                                                  United Kingdom    288,500        1,629,413
    aWang Laboratories Inc., A                                                United States     34,800          885,225
                                                                                                           ------------
                                                                                                              6,911,970
                                                                                                           ------------
     Electronic Components & Instruments .4%
    aAmphenol Corp., A                                                        United States     10,032          391,248
    aNBS Technologies Inc.                                                       Canada         57,100          114,546
     Spectra Physics AB, A                                                       Sweden         43,800          700,260
                                                                                                           ------------
                                                                                                              1,206,054
                                                                                                           ------------
     Energy Equipment & Services 3.4%
     Bouygues Offshore SA, ADR                                                   France         37,000          781,625
    aCie Generale De Geophysique SA                                              France          8,600        1,261,694
    aCie Generale De Geophysique SA, ADR                                         France         30,000          881,250
     ISIS SA                                                                     France          6,478          792,875
    aKoninklijke Pakhoed NV                                                    Netherlands       5,385          174,717
     Saipem SpA                                                                   Italy        250,000        1,287,446
     Transocean Offshore Inc.                                                 United States     18,000          801,000
    aTrico Marine Services Inc.                                               United States     75,000        1,026,563
    aVeritas DGC Inc.                                                         United States     46,000        2,297,125
                                                                                                           ------------
                                                                                                              9,304,295
                                                                                                           ------------
     Energy Sources 2.4%
     Electrafina SA                                                              Belgium        12,809        1,652,330
    aOcean Energy Inc.                                                        United States     45,500          890,094
     Saga Petroleum AS, B                                                        Norway         89,000        1,258,422
     Shell Transport & Trading Co. Plc.                                      United Kingdom     84,400          594,971
     Societe Elf Aquitane SA                                                     France         14,700        2,066,656
                                                                                                           ------------
                                                                                                              6,462,473
                                                                                                           ------------
     Financial Services 2.2%
     Advanta Corp., B                                                         United States     23,243          461,955
     Axa-UAP                                                                     France          1,000          112,471
    aCir Cie Industriali Riunite SpA                                              Italy         20,000           24,956
     Financial Services (cont.)
    aCoast Federal Litigation Contingent Pymt Rts Trust, rts                  United States     25,000        $ 378,125
    aContinental Information Systems Inc.                                     United States     52,000          105,625
     Electra Investment Trust Plc.                                           United Kingdom     79,500          857,556
     Laser Mortgage Management Inc.                                           United States     94,000        1,022,250
     Pargesa Holdings SA                                                       Switzerland         500          888,383
     Peoples Bancorp Inc.                                                     United States     80,243          802,430
     Pioneer Group Inc.                                                       United States     48,000        1,263,000
    aRH Donnelly                                                              United States      2,500            7,500
                                                                                                           ------------
                                                                                                              5,924,251
                                                                                                           ------------
     Food & Household Products 1.7%
     Cadbury Schweppes Plc.                                                  United Kingdom     81,212        1,260,850
     Metsa Tissue OY                                                             Finland        63,500          686,336
    aRalcorp Holdings Inc.                                                    United States     30,000          566,250
    aScott's Restaurants Inc.                                                    Canada         60,000          220,326
    aScott's Restaurants Inc., C                                                 Canada         70,000          253,477
     U.S. Industries Inc.                                                     United States     54,000        1,336,500
     Van Melle NV                                                              Netherlands       5,889          424,117
                                                                                                           ------------
                                                                                                              4,747,856
                                                                                                           ------------
     Forest Products & Paper .3%
     Fletcher Challenge Canada Ltd., A                                           Canada         10,000          139,064
    aInternational Forest Products Ltd., A                                       Canada        220,000          710,618
     Jefferson Smurfit Group Plc.                                            Irish Republic     20,000           59,562
                                                                                                           ------------
                                                                                                                909,244
                                                                                                           ------------
     Health & Personal Care 5.1%
    aApria Healthcare Group Inc.                                              United States     90,000          601,875
     Astra AB, A                                                                 Sweden         88,600        1,810,907
     Astra AB, ADR                                                               Sweden         12,300          252,150
    aBeverly Enterprises Inc.                                                 United States     25,000          345,313
    aFoundation Health Systems, A                                             United States     22,060          581,833
    aMid-Atlantic Medical Services Inc.                                       United States      5,000           57,500
    aOxford Health Plans Inc.                                                 United States     60,000          918,750
    aParagon Health Networks Inc.                                             United States     36,246          584,462
    aPharmerica Inc.                                                          United States     11,378          137,241
    aUnited Dental Care Inc.                                                  United States     40,000          771,250
    aVencor Inc.                                                              United States    604,000        4,379,000
    aVentas Inc.                                                              United States     44,000          607,750
    aVitalink Pharmacy Services Inc.                                          United States     50,613        1,116,649
     Yamanouchi Pharmaceutical Co. Ltd.                                           Japan         85,000        1,770,004
                                                                                                           ------------
                                                                                                             13,934,684
                                                                                                           ------------
     Industrial Components 4.0%
     Charter Plc.                                                            United Kingdom    135,746        1,421,240
     DT Industries Inc.                                                       United States     90,000        2,182,500
     General Motors Corp.                                                     United States     10,000          668,125
     Kennametal Inc.                                                          United States     52,000        2,171,000
     Lucas Varity Plc.                                                       United Kingdom    665,000        2,649,060
     Lucas Varity Plc., ADR                                                  United Kingdom     11,500          457,844
     Magneti Marelli SpA                                                          Italy        108,220          238,595
     Michelin SA, B                                                              France         14,416          832,151
     Morgan Crucible Company Plc.                                            United Kingdom     52,000          337,071
                                                                                                           ------------
                                                                                                             10,957,586
                                                                                                           ------------
     Insurance 5.5%
    aAlleghany Corp.                                                          United States      2,020          471,165
    aAllianz AG, wts.                                                            France         12,597           73,236
     Arthur J Gallagher Co.                                                   United States     18,700          836,825
     Insurance (cont.)
     Assurances Generales de France AGF                                          France         33,612      $ 1,901,882
     Citizens Corp.                                                           United States     35,000        1,095,938
     Guardian Royal Exchange Plc.                                            United Kingdom    401,000        2,361,815
     Koelnische Rueckversicherungs AG                                            Germany           258          378,510
     Pohjola Insurance Co. Ltd.                                                  Finland        10,000          495,767
     Pohjola Insurance Co. Ltd., A                                               Finland         5,000          246,061
     PXRE Corp.                                                               United States     50,000        1,500,000
     Royal & Sun Alliance Insurance Group Plc.                               United Kingdom    231,400        2,393,766
     Sampo Insurance Co. Ltd., A                                                 Finland        50,000        2,369,474
     Topdanmark AS                                                               Denmark         1,828          303,208
     Union Assurances Federales SA                                               France          2,283          359,858
     Unitrin Inc.                                                             United States      4,470          310,665
                                                                                                           ------------
                                                                                                             15,098,170
                                                                                                           ------------
     Leisure & Tourism .4%
     La Quinta Inns Inc.                                                      United States     65,000        1,057,306
                                                                                                           ------------
     Machinery & Engineering 2.8%
    aGardner Denver Inc.                                                      United States     70,000        1,933,750
     IMI Plc.                                                                United Kingdom    110,000          681,833
    aKSB AG                                                                      Germany           100           23,934
     Laird Group Plc.                                                        United Kingdom    207,110          964,122
     Makita Corp.                                                                 Japan         15,000          172,821
     Partek AB                                                                   Finland        56,500          978,319
     Rauma OY                                                                    Finland        28,500          584,394
    aStork NV                                                                  Netherlands      17,150          546,318
     TT Group Plc.                                                           United Kingdom    356,250        1,756,463
                                                                                                           ------------
                                                                                                              7,641,954
                                                                                                           ------------
     Merchandising 4.3%
    aBJ's Wholesale Club Inc.                                                 United States      4,500          182,813
     FKI Plc.                                                                United Kingdom    606,000        1,764,391
     Food Lion Inc., B                                                        United States     45,000          452,813
    aFootstar Inc.                                                            United States     20,000          960,000
    aHomebase Inc.                                                            United States     25,000          198,438
     Hudson's Bay Co.                                                            Canada        165,000        3,781,238
    aNine West Group Inc.                                                     United States     75,000        2,010,938
    aSignet Group Plc.                                                       United Kingdom  2,100,000        1,515,417
    aSignet Group Plc., ADR                                                  United Kingdom     16,000          341,000
     Wassall Plc.                                                            United Kingdom     85,000          423,341
                                                                                                           ------------
                                                                                                             11,630,389
                                                                                                           ------------
     Metals & Mining 3.3%
     Allegheny Teledyne Inc.                                                  United States     10,000          228,750
    aGlobal Industrial Technologies Inc.                                      United States     38,000          546,250
     Inland Steel Industries Inc.                                             United States    110,000        3,100,625
    aInmet Mining Corp.                                                          Canada        145,000          473,292
    aOlympic Steel Inc.                                                       United States     70,000          875,000
    aStillwater Mining Co.                                                    United States     64,900        1,760,413
     Trelleborg AB, B                                                            Sweden        141,000        1,856,450
    aWHX Corp.                                                                United States     16,000          206,000
                                                                                                           ------------
                                                                                                              9,046,780
                                                                                                           ------------
     Misc Materials & Commodities .1%
     De Beers/Centenary Linked Units, ADR                                     South Africa      13,000          227,500
                                                                                                           ------------
     Multi-Industry 14.3%
     Aker RGI ASA, A                                                             Norway         39,500          620,284
    aAlbatros Investissement SA                                                  France         20,000          774,066
     CGIP-Compagnie Generale Industrie de Participation                          France          4,083        2,157,655
     Multi-Industry (cont.)
     Cie Financiere Richemont AG, A                                            Switzerland       2,861      $ 3,744,122
     Cie Nationale A Portfeuille                                                 Belgium           373           33,681
     Custos AB, A                                                                Sweden         68,900        1,753,840
     Custos AB, B                                                                Sweden         41,540        1,046,977
     Empire Co. Ltd., A                                                          Canada          2,600           48,621
     Financiere Et Industrielle Gaz Et Eaux SA                                   France         22,911        1,255,823
     Gendis Inc., A                                                              Canada         62,300          516,854
     Groupe Bruxelles Lambert SA                                                 Belgium         2,200          444,020
     GTI Holding NV                                                            Netherlands      14,050          504,203
     Harcourt General Inc.                                                    United States     13,000          773,500
     Hogg Robinson Plc.                                                      United Kingdom     26,000          117,780
     Inchcape Plc.                                                           United Kingdom    402,000        1,281,109
     Investor AB, A                                                              Sweden         13,000          753,113
     Investor AB, B                                                              Sweden         35,000        2,042,972
     Invik & Co. AB, B                                                           Sweden          5,500          431,040
     Kansas City Southern Industries Inc.                                     United States    149,000        7,394,125
     Kinnevik AB, B                                                              Sweden         36,000        1,171,425
    aKinnevik AB, rts.                                                           Sweden         36,000          164,767
     Lagardere S.C.A.                                                            France         24,870        1,035,359
     Marine Wendel SA                                                            France          7,585        1,396,312
     Montedison SpA                                                               Italy      1,538,000        1,903,519
     Orkla ASA, B                                                                Norway          7,220          154,308
     Pilkington Plc.                                                         United Kingdom    280,000          518,570
     Ratin AS                                                                    Denmark        12,350        2,612,949
    aSaab AB, B                                                                  Sweden         12,000          126,397
     Sophus Berendsen AS, B                                                      Denmark        12,350          511,815
     Ste Eurafrance                                                              France          1,556          977,969
     Ste Generale de Belgique SA                                                 Belgium         8,300        1,416,420
     Tomkins Plc.                                                            United Kingdom    211,830        1,151,327
                                                                                                           ------------
                                                                                                             38,834,922
                                                                                                           ------------
     Real Estate 3.6%
     Apartment Investment & Management Co.                                    United States     41,475        1,638,263
    aAsticus AB                                                                  Sweden         11,400          125,795
     Berkshire Realty Co.                                                     United States     64,800          757,350
     Castellum AB                                                                Sweden         64,400          759,082
    aChicago Title Corp.                                                      United States      4,060          187,521
     Fastighets AB Tornet, A                                                     Sweden         35,100          563,368
     First Union Real Estate Equity & Mtg. Investments, SBI                   United States     69,000          638,250
    aInsignia Financial Group Inc.                                            United States     52,500        1,286,250
     LNR Property Corp.                                                       United States     38,000          973,750
     LNR Property Corp., B                                                    United States     39,000          999,375
     Mark Centers Trust                                                       United States     30,000          223,125
     Naeckebro AB, A                                                             Sweden         10,200          170,109
  a,cSecurity Capital Global Realty                                           United States      6,075          121,500
    aSecurity Capital US Realty, A                                             Luxembourg       70,000          931,000
     Ste des Immeubles De France                                                 France          3,797          311,497
                                                                                                           ------------
                                                                                                              9,686,235
                                                                                                           ------------
     Recreation & Other Consumer Goods .8%
     EMI Group Plc.                                                          United Kingdom    115,000        1,006,399
    aScientific Games Holdings Corp                                           United States     50,000        1,150,000
                                                                                                           ------------
                                                                                                              2,156,399
                                                                                                           ------------
     Telecommunications 1.4%
    aCS Wireless Inc.                                                         United States        309                3
     Koninklijke Ptt Nederland NV                                              Netherlands      12,550          483,072
     Telecom Italia SpA                                                           Italy        150,000        1,095,919
     Telecommunications (cont.)
     Telecom Italia SpA, di Risp                                                  Italy        105,000        $ 510,897
     Telecomunicacoes Brasileiras SA (Telebras)                                  Brazil     11,600,000          922,704
     Telephone & Data Systems Inc.                                            United States     15,000          590,625
     US West Inc.                                                             United States      1,706           80,182
                                                                                                           ------------
                                                                                                              3,683,402
                                                                                                           ------------
     Textiles & Apparel .3%
     Scapa Group Plc.                                                        United Kingdom    214,000          683,769
                                                                                                           ------------
     Transportation 4.0%
    aArkansas Best Corp.                                                      United States    100,000          937,500
     ASG AB, B                                                                   Sweden         20,900          642,077
     BTL AB, B                                                                   Sweden        244,400        1,314,720
     Deutsche Lufthansa AG                                                       Germany        72,000        1,806,981
    aEurotunnel SA, new units, (bearer form)                                     France             41               45
     Florida East Coast Industries Inc.                                       United States     12,000          351,000
    aFritz Companies Inc.                                                     United States     15,000          200,625
    a,cGolden Ocean Group Ltd., wts.                                          United States        615            3,075
     Koninklijke Van Ommeren NV                                                Netherlands      19,250          808,156
    aLandstar System Inc.                                                     United States     20,000          698,750
     Railtrack Group Plc.                                                    United Kingdom    131,576        3,233,748
     Smit Internationale NV                                                    Netherlands      10,483          283,951
     Tranz Rail Holdings Ltd.                                                  New Zealand      10,000           22,840
     Tranz Rail Holdings Ltd., ADR                                             New Zealand      75,000          496,875
                                                                                                           ------------
                                                                                                             10,800,343
                                                                                                           ------------
     Utilities Electrical & Gas .5%
    aCitizens Utilities Co., B                                                United States    152,258        1,465,487
                                                                                                           ------------
     Wholesale & International Trade
     Brierley Investments Ltd.                                                 New Zealand     223,100          111,162
                                                                                                           ------------
     Total Common Stocks, Warrants and Rights (Cost $212,653,133)                                           232,307,296
                                                                                                           ------------
     Preferred Stocks .6%
     Gerdau SA, pfd.                                                             Brazil      3,500,000           48,418
     KSB AG,pfd.                                                                 Germany         3,461          862,853
     Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR                       Brazil          6,600          720,638
                                                                                                           ------------
     Total Preferred Stocks (Cost $1,898,301)                                                                 1,631,909
                                                                                                           ------------



                                                                                                PRINCIPAL
                                                                                                 AMOUNT*
-------------------------------------------------------------------------------------------------------------------
     Bonds 1.3%
     Boston Chicken Inc., 15.25%, 6/01/15                                     United States  1,250,000           68,750
     Buenos Aires Embotelladora SA, 144A, 8.50%, 12/29/00                       Argentina       84,000           54,600
     Consorcio G Grupo Dina, SA de CV, 0/12.00%, 11/15/02                        Mexico        100,000           95,000
     CS Wireless Inc., senior disc. Notes, Series B, zero coupon to 3/01/01,
       (original accretion rate 11.375%),  11.375% thereafter, 3/01/06        United States    940,000          220,900
    bEurotunnel Plc.:
       Jr. Note Tranche JD3 Tier 1                                           United Kingdom    199,178GBP       296,604
       Jr. Note Tranche JD3 Tier 2                                           United Kingdom    214,178GBP       303,753
       Jr. Note Tranche JD3 Tier 2 Interest Accrual                          United Kingdom     11,334GBP        11,346
       Jr. Note Tranche JD3 Tier 3 Interest Accrual                          United Kingdom     22,668GBP         9,455
       Resettable note R5                                                    United Kingdom    169,650GBP       144,361
       Stapled equity note                                                   United Kingdom    212,860GBP       120,754
       Stapled Participating Loan Note                                       United Kingdom     18,002GBP        13,366
     Global Ocean Carriers Ltd., 10.25%, 7/15/07                              United States    142,000          131,350
    cGolden Ocean Group Limited, 10.00%, 8/31/01                              United States    500,000          372,500
    bIonica Plc., 0/15.00%, 5/01/07                                          United Kingdom    750,000        $ 168,750
     Republic of Indonesia, 7.75%, 8/1/06                                       Indonesia      769,000          559,448
     Security Capital US Realty, 2.00%, 5/22/03                                Luxembourg      586,000          494,071
     Southwest Royalties Inc., 10.50%, 10/15/04                               United States    230,000          188,600
     TFM, SA de CV, 144A, 10.25%, 6/15/07                                        Mexico        250,000          243,125
     TFM, SA de CV, 0/6.00%, 11.75%, 6/15/09                                     Mexico        300,000          188,250
                                                                                                           ------------
     Total Bonds (Cost $3,977,664)                                                                            3,684,983
                                                                                                           ------------
     Bonds & Notes In Reorganization 1.3% bAlpagatus SA Industrial y Comercial:
       11.75%, 8/18/98                                                          Argentina      150,000          108,000
       9.00%, 2/20/49                                                           Argentina      270,000          194,400
       bank claim                                                               Argentina      425,000          306,000
    bBuenos Aires Embotelladora SA, bank claim                                United States  1,490,634          983,818
    bDow Corning Corp., 9.375%, 2/01/08                                       United States    300,000          402,000
     Koninklijke Nederlandse Vliegtuigenfabriek Fokker, trade claim            Netherlands     950,000          368,941
    bMercury Finance Co., Commercial Paper:
       2/11/97                                                                United States    206,084          199,902
       2/18/97                                                                United States    500,847          485,822
       3/17/97                                                                United States      9,410            9,128
       4/11/97                                                                United States      4,285            4,157
       4/18/97                                                                United States     12,001           11,641
       4/22/97                                                                United States      6,857            6,651
       4/24/97                                                                United States     10,285            9,977
    bMercury Finance Co., Bank Claim, MTN
       7.42%, 6/29/00                                                         United States    154,676          150,036
       8.15%, 5/14/97                                                         United States    220,873          214,247
                                                                                                           ------------
     Total Bonds & Notes in Reorganization (Cost $3,510,089)                                                  3,454,720
                                                                                                           ------------
     Total Long Term Investments (Cost $222,039,187)                                                        241,078,908
                                                                                                           ------------
    dShort Term Investments 9.5%
     Fannie Mae, 5.33% to 5.43%, with maturities to 12/18/98                  United States 16,035,000       15,718,898
     Federal Home Loan Bank, 5.31% to 5.38%, with maturities to 12/02/98      United States  5,200,000        5,118,315
     Federal Home Loan Mortgage Corp., 5.33% to 5.37%,
     with maturities to 12/04/98 United States                                               5,100,000        5,022,424
                                                                                                           ------------
     Total Short Term Investments (Cost $25,862,581)                                                         25,859,637
                                                                                                           ------------
     Total Investments (Cost $247,901,768) 98.1%                                                            266,938,545
     Securities Sold Short (.3%)                                                                               (688,837)
     Net Equity in Forward Contracts .1%                                                                        170,101
     Other Assets, less Liabilities 2.1%                                                                      5,851,045
                                                                                                           ------------
     Net Assets 100.0%                                                                                     $272,270,854
                                                                                                           ============
     Securities Sold Short

     ISSUER                                                                      COUNTRY        SHARES            VALUE
     Meditrust Companies Inc.                                                 United States      5,000        $ 139,688
     Telecom Italia Mobile SpA                                                    Italy         90,000          549,149
                                                                                                           ------------
     Total Securities Sold Short (Proceeds $681,210)                                                          $ 688,837
                                                                                                           ============
     See currency abbreviations on page 133.
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 7 regarding defaulted securities.
cSee Note 8 regarding restricted securities.
dSecurities  are traded on a discount  basis;  the rates shown are the  discount rates at the time of purchase by the Fund.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)


                                                                                                SHARES/
                                                                                               WARRANTS
     Mutual Shares Securities Fund                                               COUNTRY       & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------
     Common Stocks 75.3%
     Aerospace & Military Technology 1.1%
    aColtec Industries Inc.                                                        United States    38,000    $ 755,250
     General Motors Corp., H                                                       United States    12,000      565,500
    aHexcel Corp.                                                                  United States    42,000      950,250
     Lockheed Martin Corp.                                                         United States    25,000    2,646,875
     Northrop Grumman Corp.                                                        United States    10,000    1,031,250
                                                                                                           ------------
                                                                                                              5,949,125
                                                                                                           ------------
     Appliances & Household Durables 1.0%
     Black & Decker Corp.                                                          United States    50,000    3,050,000
     Premark International Inc.                                                    United States    60,000    1,935,000
                                                                                                           ------------
                                                                                                              4,985,000
                                                                                                           ------------
     Automobiles .6%
    aBorg-Warner Automotive Inc.                                                   United States    40,000    1,922,500
     Chrysler Corp.                                                                United States    25,000    1,409,375
                                                                                                           ------------
                                                                                                              3,331,875
                                                                                                           ------------
     Banking 4.9%
     Chase Manhattan Corp.                                                         United States    56,000    4,228,000
     Cullen/Frost Bankers Inc.                                                     United States    10,000      542,500
     First Chicago NBD Corp.                                                       United States    90,000    7,976,250
     First Union Corp.                                                             United States   123,875    7,215,719
     Fleet Financial Group Inc.                                                    United States    52,000    4,342,000
     PNC Bank Corp.                                                                United States    20,000    1,076,250
                                                                                                           ------------
                                                                                                             25,380,719
                                                                                                           ------------
     Beverages & Tobacco 2.4%
     B.A.T. Industries Plc.                                                       United Kingdom    65,950      661,327
     Heineken Holding NV, A                                                         Netherlands     66,250    2,182,062
     Philip Morris Companies Inc.                                                  United States    80,000    3,150,000
     RJR Nabisco Holdings Corp.                                                    United States   125,000    2,968,750
     UST Inc.                                                                      United States   135,000    3,645,000
                                                                                                           ------------
                                                                                                             12,607,139
                                                                                                           ------------
     Broadcasting & Publishing 6.4%
     Central Newspapers Inc., A                                                    United States    42,100    2,936,475
     Comcast Corp., Special A                                                      United States    42,700    1,733,353
     Daily Mail & General Trust Plc., A                                           United Kingdom    25,300    1,145,241
     Dow Jones & Co. Inc.                                                          United States    76,500    4,264,875
     Houghton Mifflin Co.                                                          United States    70,000    2,222,500
     aMediaone Group Inc.                                                          United States   255,000   10,325,312
     Readers Digest Association Inc., A                                            United States    50,000    1,356,250
     Scripps Co., A                                                                United States    60,000    3,288,750
     Southam Inc.                                                                     Canada       150,000    2,723,471
     United News & Media Plc.                                                     United Kingdom    76,000    1,064,538
    aValassis Communications Inc.                                                  United States    50,000    1,928,125
     aWashington Post Co., B                                                       United States       800      460,800
                                                                                                           ------------
                                                                                                             33,449,690
                                                                                                           ------------
     Building Materials & Components 1.1%
    aAmerican Standard Cos. Inc.                                                   United States    90,000    4,021,875
     Johns-Manville Corp.                                                          United States   110,000    1,656,875
                                                                                                           ------------
                                                                                                              5,678,750
                                                                                                           ------------
     Business & Public Services 1.2%
     Moore Corp. Ltd.                                                                 Canada        38,200      506,150
     Moore Corp. Ltd., Ord.                                                           Canada        50,000      663,017
     Suez Lyonnaise des Eaux SA                                                       France        32,000    5,266,292
                                                                                                           ------------
                                                                                                              6,435,459
                                                                                                           ------------
     Chemicals 2.9%
     Dow Chemical Co.                                                              United States    30,000    2,900,625
     General Chemical Group Inc.                                                   United States    23,500      652,125
     Chemicals (cont.)
     Morton International Inc.                                                     United States   192,700  $ 4,817,500
    aNova Chemicals Ltd.                                                              Canada        76,000    1,550,440
     Olin Corp.                                                                    United States    70,000    2,918,125
     Rohm & Haas Co.                                                               United States    16,000    1,663,000
    aW R Grace & Co.                                                               United States    51,000      870,188
                                                                                                           ------------
                                                                                                             15,372,003
                                                                                                           ------------
     Construction & Housing .3%
     Martin Marietta Materials Inc.                                                United States    30,000    1,350,000
                                                                                                           ------------
     Data Processing & Reproduction .3%
    aBay Networks Inc.                                                             United States    13,000      419,250
    aNCR Corp.                                                                     United States    42,500    1,381,250
                                                                                                           ------------
                                                                                                              1,800,500
                                                                                                           ------------
     Electrical & Electronics .5%
    aDSC Communications Corp.                                                      United States    36,800    1,104,000
    aWang Laboratories Inc., A                                                     United States    62,500    1,589,844
                                                                                                           ------------
                                                                                                              2,693,844
                                                                                                           ------------
     Energy Equipment & Services 2.3%
    aCooper Cameron Corp.                                                          United States    60,000    3,060,000
    aEVI Weatherford Inc.                                                          United States    65,250    2,422,406
     Noble Drilling Corp.                                                          United States    45,000    1,082,813
    aR & B Falcon Corp.                                                            United States    53,100    1,201,388
    aRowan Companies Inc.                                                          United States    92,500    1,797,969
    aSeacor Smit Inc.                                                              United States    20,000    1,226,250
     Transocean Offshore Inc.                                                      United States    27,000    1,201,500
                                                                                                           ------------
                                                                                                             11,992,326
                                                                                                           ------------
     Energy Sources 5.3%
     Imperial Oil Ltd.                                                                Canada        90,000    1,569,375
     Kerr McGee Corp.                                                              United States    40,000    2,315,000
    aNoble Affiliates Inc.                                                         United States    37,500    1,425,000
    aNuevo Energy Co.                                                              United States    25,000      803,125
    aOcean Energy Inc.                                                             United States   169,000    3,306,063
     Pennzoil Co.                                                                  United States    50,000    2,531,250
     Saga Petroleum AS, B                                                             Norway        89,300    1,262,664
    aSanta Fe Energy Resources Inc.                                                United States   287,900    3,094,925
     Santa Fe International Corp.                                                  United States    40,000    1,210,000
     Shell Transport & Trading Co. Plc.                                           United Kingdom   233,300    1,644,630
     Societe Elf Aquitane SA                                                          France        49,100    6,902,911
     Tidewater Inc.                                                                United States    57,500    1,897,500
                                                                                                           ------------
                                                                                                             27,962,443
                                                                                                           ------------
     Financial Services 5.8%
     Advanta Corp., B                                                              United States    59,358    1,179,740
     Beneficial Corp.                                                              United States    50,000    7,659,375
     Equifax Inc.                                                                  United States    50,000    1,815,625
     Firstar Corp.                                                                 United States    15,000      570,000
     Laser Mortgage Management Inc.                                                United States   215,000    2,338,125
     Morgan Stanley Dean Witter & Co.                                              United States    80,000    7,310,000
     Power Financial Corp.                                                            Canada         5,000      233,756
     United Asset Management Corp.                                                 United States   362,000    9,434,625
                                                                                                           ------------
                                                                                                             30,541,246
                                                                                                           ------------
     Food & Household Products 1.5%
     Cadbury Schweppes Plc.                                                       United Kingdom   103,270    1,603,309
     Nabisco Holdings Corp., A                                                     United States    55,000    1,983,437
     U.S. Industries Inc.                                                          United States    78,000    1,930,500
     Van Melle NV                                                                   Netherlands     33,174    2,389,141
                                                                                                           ------------
                                                                                                              7,906,387
                                                                                                           ------------
     Forest Products & Paper 3.4%
     Avenor Inc.                                                                      Canada       125,000  $ 2,924,076
     Bowater Inc.                                                                  United States    30,000    1,417,500
     Champion International Corp.                                                  United States    65,000    3,197,187
     Greif Brothers Corp., A                                                       United States     5,000      186,875
     Longview Fibre Co.                                                            United States    60,000      855,000
     Rayonier Inc.                                                                 United States   100,000    4,600,000
     St. Joe Co.                                                                   United States    57,000    1,560,375
    aStone Container Corp.                                                         United States   143,000    2,234,375
     Temple Inland Inc.                                                            United States    15,111      814,105
                                                                                                           ------------
                                                                                                             17,789,493
                                                                                                           ------------
     Health & Personal Care 5.0%
    aApria Healthcare Group Inc.                                                   United States   135,000      902,812
    aBeverly Enterprises Inc.                                                      United States    60,000      828,750
    aFoundation Health Systems, A                                                  United States   114,770    3,027,059
    aMaxicare Health Plans Inc.                                                    United States    82,500      556,875
    aMid-Atlantic Medical Services Inc.                                            United States    15,000      172,500
    aOxford Health Plans Inc.                                                      United States    10,000      153,125
    aPacificare Health Systems Inc., A                                             United States    35,000    2,957,500
    aPacificare Health Systems Inc., B                                             United States    24,500    2,165,187
    aParagon Health Networks Inc.                                                  United States    36,950      595,811
    aPharmerica Inc.                                                               United States    27,306      329,379
    aPSS World Medical Inc.                                                        United States    35,000      511,875
    aTenet Healthcare Corp.                                                        United States    15,000      468,750
     United States Surgical Corp.                                                  United States    62,500    2,851,563
    aVencor Inc.                                                                   United States 1,145,000    8,301,250
    aVentas Inc.                                                                   United States   175,000    2,417,188
                                                                                                           ------------
                                                                                                             26,239,624
                                                                                                           ------------
     Industrial Components 4.0%
     Charter Plc.                                                                 United Kingdom   179,966    1,884,217
     Echlin Inc.                                                                   United States    45,000    2,207,812
    aGeneral Motors Corp.                                                          United States    55,000    3,674,688
     ITT Industries Inc.                                                           United States    70,000    2,616,250
    aLear Corp.                                                                    United States    50,000    2,565,625
     Lucas Varity Plc.                                                            United Kingdom 1,230,000    4,899,765
     Lucas Varity Plc., ADR                                                       United Kingdom    35,300    1,405,381
     Mark IV Industries Inc.                                                       United States    15,000      324,375
    aOwens-Illinois Inc.                                                           United States    25,000    1,118,750
                                                                                                           ------------
                                                                                                             20,696,863
                                                                                                           ------------
     Insurance 4.3%
    aAlleghany Corp.                                                               United States     2,550      594,787
     Allied Group Inc.                                                             United States    10,000      468,125
     AON Corp.                                                                     United States    42,300    2,971,575
     Argonaut Group Inc.                                                           United States    51,206    1,619,390
     Fund American Enterprises Holdings Inc.                                       United States    25,000    3,700,000
     Guardian Royal Exchange Plc.                                                 United Kingdom    30,594      180,193
     Hartford Financial Services Group Inc.                                        United States    20,000    2,287,500
     Royal & Sun Alliance Insurance Group Plc.                                    United Kingdom    54,500      563,787
     Sampo Insurance Co. Ltd., A                                                      Finland       90,000    4,265,053
     Selective Insurance Group Inc.                                                United States     5,000      112,031
     St. Paul Co. Inc.                                                             United States   100,030    4,207,512
     Torchmark Corp.                                                               United States     5,000      228,750
     Unitrin Inc.                                                                  United States    20,000    1,390,000
                                                                                                           ------------
                                                                                                             22,588,703
                                                                                                           ------------
     Leisure & Tourism 2.5%
     Callaway Golf Co.                                                             United States   186,000    3,661,875
     Hilton Hotels Corp.                                                           United States   150,000    4,275,000





     Leisure & Tourism (cont.)
     La Quinta Inns Inc.                                                           United States    95,000  $ 1,545,294
    aMGM Grand Inc.                                                                United States   119,500    3,771,719
                                                                                                           ------------
                                                                                                             13,253,888
                                                                                                           ------------
     Machinery & Engineering .3%
     New Holland NV                                                                 Netherlands     75,000    1,471,875
                                                                                                           ------------
     Merchandising 3.1%
     American Stores Co.                                                           United States   105,000    2,539,687
    aCompUSA Inc.                                                                  United States    40,000      722,500
     Dillards Inc., A                                                              United States    30,000    1,243,125
     Hudson's Bay Co.                                                                 Canada       335,000    7,677,060
     Quaker State Corp.                                                            United States    32,000      524,000
    aToys R Us Inc.                                                                United States    50,000    1,178,125
    aVenator Group Inc.                                                            United States   125,000    2,390,625
                                                                                                           ------------
                                                                                                             16,275,122
                                                                                                           ------------
     Metals & Mining .8%
     Allegheny Teledyne Inc.                                                       United States    20,000      457,500
     Alumax Inc.                                                                   United States    10,872      504,189
     Aluminum Co. of America                                                       United States    35,000    2,307,812
     LTV Corp.                                                                     United States   110,000    1,051,875
                                                                                                           ------------
                                                                                                              4,321,376
                                                                                                           ------------
     Multi-Industry 4.0%
     Canadian Pacific Ltd.                                                            Canada        78,000    2,213,250
     Edperbrascan Corp., A                                                            Canada        35,000      587,875
     Harcourt General Inc.                                                         United States    30,000    1,785,000
     Investor AB, A                                                                   Sweden       119,200    6,905,466
     Investor AB, B                                                                   Sweden        93,100    5,434,306
     Lagardere S.C.A.                                                                 France        40,462    1,684,467
     MacMillan Bloedel Ltd.                                                           Canada        50,000      533,814
     Power Corp. of Canada                                                            Canada        25,000    1,173,031
    aSaab AB, B                                                                       Sweden        53,075      559,041
                                                                                                           ------------
                                                                                                             20,876,250
                                                                                                           ------------
     Real Estate 1.3%
    aAlexander's Inc.                                                              United States     8,000      712,000
    aCadillac Fairview Corp.                                                          Canada        80,000    1,838,768
    aInsignia Financial Group Inc.                                                 United States    82,500    2,021,250
  a,cSecurity Capital Global Realty                                                United States    11,925      238,500
     Starwood Hotels & Resorts Trust                                               United States    43,634    2,108,086
                                                                                                           ------------
                                                                                                              6,918,604
                                                                                                           ------------
     Telecommunications 5.5%
    a360 Degrees Communications Company                                            United States   125,000    4,000,000
    aCS Wireless Inc.                                                              United States       618            6
     MCI Communications Corp.                                                      United States    95,000    5,521,875
     Media General Inc., A                                                         United States    36,800    1,812,400
     Sprint Corp.                                                                  United States    15,000    1,057,500
     Telecom Italia SpA                                                                Italy       150,000    1,095,919
     Telecom Italia SpA, di Risp                                                       Italy       105,000      510,897
    aTelecommunications Inc.- TCI Ventures Group, A                                United States   298,000    5,978,625
    aTele-Communications Inc., A                                                   United States    29,600    1,137,750
     Telecomunicacoes Brasileiras SA (Telebras)                                       Brazil    22,400,000    1,781,774
     Telephone & Data Systems Inc.                                                 United States    63,400    2,496,375
    aUS Cellular Corp.                                                             United States   115,000    3,536,250
                                                                                                           ------------
                                                                                                             28,929,371
                                                                                                           ------------
     Transportation 2.4%
     Burlington Northern Santa Fe Corp.                                            United States    12,000    1,178,250
     Deutsche Lufthansa AG                                                            Germany       89,500    2,246,177
    aEurotunnel SA, new units                                                         France           115          126
     Transportation (cont.)
     Florida East Coast Industries Inc.                                            United States    50,000  $ 1,462,500
  a,cGolden Ocean Group Ltd., wts.                                                 United States     1,120        5,600
     Railtrack Group Plc.                                                         United Kingdom   233,152    5,730,185
     Xtra Corp.                                                                    United States    32,000    1,936,000
                                                                                                           ------------
                                                                                                             12,558,838
                                                                                                           ------------
     Utilities Electrical & Gas .3%
    aCalenergy Co. Inc.                                                            United States    50,000    1,503,120
                                                                                                           ------------
     U.S. Regional Banks .8%
     First Virginia Banks Inc.                                                     United States    40,000    2,045,000
     National City Corp.                                                           United States    30,000    2,130,000
                                                                                                           ------------
                                                                                                              4,175,000
                                                                                                           ------------
     Total Common Stocks (Cost $357,520,349)                                                                395,034,633
                                                                                                           ------------
     Preferred Stocks (Cost $1,494,443) .3%
     Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR                            Brazil        13,000    1,419,438
                                                                                                           ------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT*
-------------------------------------------------------------------------------------------------------------------
     Bonds 2.8%
     Boston Chicken Inc., cvt., zero coupon, 6/01/15                               United States 1,850,000      101,750
     Consorcio G Grupo Dina SA de CV, 0/12.00%, 11/15/02                              Mexico       175,000      166,250
     CS Wireless Systems, Inc., senior disc. Notes, Series B, zero coupon to 3/01/01,
       (origional accretion rate 11.375%), 11.375% thereafter, 3/01/06             United States 1,875,000      440,625
    bEurotunnel SA:
       Jr. Note Tranche JD1 Tier 1                                                    France       303,200FRF    44,131
       Jr. Note Tranche JD1 Tier 2                                                    France       303,200FRF    41,624
       Jr. Note Tranche JD1 Tier 3                                                    France       606,411FRF    77,231
       Jr. Note Tranche JD2 Tier 1                                                    France       947,207FRF   137,475
       Jr. Note Tranche JD2 Tier 2                                                    France       307,207FRF    42,047
       Jr. Note Tranche JD2 Tier 3                                                    France       477,537FRF    60,818
       Jr. Note Tranche JD1 & JD2 Tier 2 Interest Accrual                             France        47,595FRF     4,723
       Jr. Note Tranche JD1 & JD2 Tier 3 Interest Accrual                             France        95,189FRF     3,936
       Resettable Facility Note Tranche R4                                            France     1,073,514FRF    88,779
    bEurotunnel Plc.:
       Jr. Note Tranche JD3 Tier 1                                                United Kingdom   401,900GBP   598,485
       Jr. Note Tranche JD3 Tier 2                                                United Kingdom   427,400GBP   606,150
       Jr. Note Tranche JD3 Tier 2 Interest Accrual                               United Kingdom    23,088GBP    23,113
       Jr. Note Tranche JD3 Tier 3                                                United Kingdom         8GBP        10
       Jr. Note Tranche JD3 Tier 3 Interest Accrual                               United Kingdom    46,175GBP    19,261
       Resettable Facility Note Tranche R5                                        United Kingdom   345,583GBP   294,069
       Stapled Equity Note                                                        United Kingdom   546,036GBP   309,761
       Stapled Participating Loan Note                                            United Kingdom    52,006GBP    38,614
     Global Ocean Carriers Ltd., 10.25%, 7/15/07                                   United States   236,000      218,300
    cGolden Ocean Group Limited, 10.00%, 8/31/01                                   United States   910,000      677,950
     Hechinger Co., 6.95%, 10/15/03                                                United States 1,197,000      843,885
     HIH Capital Ltd., cvt., 7.50%, 9/25/06                                       United Kingdom 1,235,000      839,800
    bIonica Plc., 0/15.00%, 5/01/07                                               United Kingdom 1,350,000      303,750
     Ivax Corp., cvt., 6.50%, 11/15/01                                             United States   370,000      326,062
     Korea Electric Power Corp.:
       6.375%, 12/01/03                                                             South Korea    370,000      290,450
       6.75%, 8/01/27                                                               South Korea    500,000      395,000
     Philipp Brothers Chemicals Inc., 9.875%, 6/01/08                              United States   590,000      595,900
    cRoil Limited, 12.779%, 12/05/02                                              Cayman Islands 3,000,000    2,505,000
     Security Capital US Realty, 2.00%, 5/22/03                                     Luxembourg   3,372,000    2,843,018
     Southwest Royalties Inc., 10.50%, 10/15/04                                    United States   380,000      311,600
     Specialty Foods Corp., 11.25%, 8/15/03, B                                     United States   860,000      765,400
     TFM SA de CV, 144A, 10.25%, 6/15/07                                              Mexico       250,000      243,125
     TFM SA de CV, 0/6.00%, 6/15/02, 11.75%, 6/15/09                                  Mexico       600,000      376,500
                                                                                                           ------------
     Total Bonds (Cost $15,913,395)                                                                          14,634,592
                                                                                                           ------------
     Bonds & Notes in Reorganization 1.6% bAlpargatas SA Industrial Y Comercial:
       bank claim                                                                    Argentina     820,000    $ 590,400
       11.75%, 8/18/98                                                               Argentina     290,000      208,800
       9.00%, 2/20/49                                                                Argentina     530,000      381,600
    bAPS Inc., bank claim                                                          United States   700,000      616,000
    bBarney's Inc.
       7.18%, 6/15/00                                                              United States 2,500,000      950,000
       8.32%, 6/15/00                                                              United States 1,000,000      380,000
    bBrunos Inc., bank claim                                                       United States   300,000      249,000
    bDow Corning Corp.:
       bank claim                                                                  United States   100,000      134,000
       9.375%, 2/01/08                                                             United States   550,000      737,000
    bMercury Finance Co., Commercial Paper:
       2/11/97                                                                     United States   318,239      308,692
       2/18/97                                                                     United States   773,419      750,216
       3/17/97                                                                     United States    18,820       18,255
       4/11/97                                                                     United States     8,572        8,315
       4/16/97                                                                     United States   691,786      671,032
       4/18/97                                                                     United States    24,001       23,281
       4/22/97                                                                     United States    13,714       13,302
       4/24/97                                                                     United States    20,571       19,953
    bMercury Finance Co., Bank Claim, MTN:
       7.42%, 6/29/00                                                              United States   257,793      250,060
       8.15%, 5/14/97                                                              United States   425,163      412,408
     PIV Investment Finance (Cayman) Ltd., cvt., 4.50%, 12/01/00                     Hong Kong  11,950,000    1,493,750
                                                                                                           ------------
     Total Bonds & Notes in Reorganization (Cost $7,216,068)                                                  8,216,064
                                                                                                           ------------
     Total Long Term Investments (Cost $382,144,255)                                                        419,304,727
                                                                                                           ------------
    dShort Term Investments 18.7%
     Fannie  Mae,   5.28%  to  5.37%,   with   maturities  to  12/23/98           United States 59,400,000   58,541,429
     Federal Home Loan Bank, 5.27% to 5.43%,  with
     maturities to 12/09/98                                                       United States 19,500,000   19,287,891
    Federal Home Loan Mortgage Corp., 5.27% to 5.35%, with maturities to 12/04/98 United States 20,382,000   20,142,521
                                                                                                           ------------
     Total Short Term Investments (Cost $97,978,342)                                                         97,971,841
                                                                                                           ------------
     Total Investments (Cost $480,122,597) 98.7%                                                            517,276,568
     Securities Sold Short (1.6%)                                                                            (8,298,893)
     Net Equity in Forward Contracts                                                                            258,314
     Other Assets, less Liabilities 2.9%                                                                     15,404,171
                                                                                                           ------------
     Net Assets 100.0%                                                                                     $524,640,160
                                                                                                           ============
     Securities Sold Short
     ISSUER                                                                           COUNTRY       SHARES        VALUE
     Alcatel Alsthom Cie Generale D'Electricite SA                                    France         6,000  $ 1,221,634
     AT&T Corp.                                                                    United States    22,900    1,308,162
     Dana Corp.                                                                    United States    15,000      802,500
     Telecom Italia Mobile SpA                                                         Italy        85,000      518,641
     Tyco International Ltd., new                                                  United States    47,537    2,994,831
    aWorldcom Inc.                                                                 United States    30,000    1,453,125
                                                                                                           ------------
     Total Securities Sold Short (Proceeds $7,618,556)                                                      $ 8,298,893
                                                                                                           ============
See currency abbreviations on page 133.
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 7 regarding defaulted securities.
cSee Note 8 regarding restricted securities.
dSecurities  are traded on a discount  basis;  the rates shown are the  discount rates at the time of purchase by the Fund.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)



                                                                                                   SHARES/
 Natural Resources Fund                                                              COUNTRY      WARRANTS      VALUE
-------------------------------------------------------------------------------------------------------------------
   Common Stocks and Warrants 97.3%
   Commercial Service .8%
  aPentacon, Inc.                                                                 United States      22,000   $ 261,250
 aRitchie Bros. Auctioneers, Inc.                                                    Canada          10,900     289,531
                                                                                                           ------------
                                                                                                                550,781
                                                                                                           ------------
   Energy Minerals 31.3%
   Amoco Corp.                                                                    United States      18,000     749,250
   Atlantic Richfield Co.                                                         United States      18,000   1,406,250
 aAustral Coal, Ltd.                                                                Australia     2,937,000     654,744
 aBarrett Resources Corp.                                                         United States      90,400   3,384,350
 aBasin Exploration, Inc.                                                         United States      53,000     934,125
   Chesapeake Energy Corp.                                                        United States     255,000   1,020,000
   Enron Oil & Gas Co.                                                            United States      33,500     678,375
 aGulf Canada Resources, Ltd.                                                        Canada         414,500   2,046,594
 aNewfield Exploration Co.                                                        United States      71,500   1,778,563
 aNuevo Energy Co.                                                                United States      54,500   1,750,813
 aOcean Energy, Inc.                                                              United States      50,780     993,384
   Patina Oil & Gas Corp.                                                         United States      88,500     619,500
   Royal Dutch Petroleum Co., New York Shares, ADR                                 Netherlands        3,500     191,844
 aTitan Exploration, Inc.                                                         United States      96,700     858,213
 aTriton Energy, Ltd.                                                             United States      20,000     713,750
   Ultramar Diamond Shamrock Corp.                                                United States      11,000     347,188
   Unocal Corp.                                                                   United States      22,000     786,500
   YPF Sociedad Anonima, Sponsored ADR                                              Argentina        55,000   1,653,438
                                                                                                           ------------
                                                                                                             20,566,881
                                                                                                           ------------
   Finance 5.1%
   Alexandria Real Estate Equities, Inc.                                          United States      21,800     652,638
   Arden Realty, Inc.                                                             United States      25,000     646,875
   SL Green Realty Corp.                                                          United States      27,300     614,250
   Starwood Hotels & Resorts                                                      United States      14,600     705,363
   Storage Trust Realty                                                           United States      31,800     743,325
                                                                                                           ------------
                                                                                                              3,362,451
                                                                                                           ------------
   Industrial Services 26.5%
 aAES Corp.                                                                       United States      32,200   1,692,513
 aAmerican Disposal Services, Inc.                                                United States      17,600     825,000
 aAtwood Oceanics, Inc.                                                           United States      24,000     955,500
 aCore Laboratories, N.V.                                                          Netherlands       33,400     722,275
 aDiamond Offshore Drilling, Inc.                                                 United States      51,000   2,040,000
 ENSCO International, Inc.                                                        United States      15,000     260,625
 aEVI Weatherford, Inc.                                                           United States      61,400   2,279,474
 aF&B Falcon Corp, Ltd.                                                           United States      22,000     497,750
 Halliburton Co.                                                                  United States      15,000     668,438
 aMarine Drilling Companies, Inc.                                                 United States      38,000     608,000
 Schlumberger, Ltd.                                                               United States       9,500     648,969
 aStolt Comex Seaway S.A.                                                            France          31,400     608,375
 aStolt Comex Seaway S.A., ADR                                                       France          15,700     274,750
 aTesco Corp.                                                                        Canada          40,700     440,060
 aTransCoastal Marine Services, Inc.                                              United States      85,000     512,661
 Transocean Offshore, Inc.                                                        United States      38,500   1,713,250
 aTuboscope, Inc.                                                                 United States      44,000     869,000
 aVarco International, Inc.                                                       United States      92,000   1,822,750
                                                                                                           ------------
                                                                                                             17,439,390
                                                                                                           ------------
 Non-Energy Minerals 21.2%
 aAber Resources, Ltd.                                                               Canada          51,500     455,272
 Aluminum Company of America                                                      United States       3,000     197,813
 aAnglo American Platinum Corp., Ltd., ADR                                        South Africa       67,179     723,981
 aAnglogold, Ltd., ADR                                                            South Africa       21,800     442,289
 Barrick Gold Corp.                                                                  Canada          35,895     688,735
 Non-Energy Minerals (cont.)
 Canyon Resources Corp., warrants                                                 United States     105,000         $--
 Carpenter Technology Corp.                                                       United States       4,400     221,100
 Compania de Minas Buenaventura, SA, Sponsored ADR                                    Peru           73,500     964,688
 De Beers Consolidated Mines, Ltd., ADR                                           South Africa       53,400     934,500
 aEquinox Resources, NL                                                             Australia       678,400      42,010
 Euro-Nevada Mining Corp.                                                            Canada          73,200     998,035
 Franco-Nevada Mining Corp., Ltd.                                                    Canada          42,400     840,475
 Freeport-McMoRan Copper & Gold, Inc., Class A                                    United States      38,718     551,732
 aIspat International, NV, New York Shares                                         Netherlands       26,900     504,375
 aLihir Gold, Ltd.                                                              Papua New Guinea    229,500     282,814
 aMinefinders Corp.                                                                  Canada         275,700     322,467
 Newmont Mining Corp.                                                             United States      27,955     660,437
 Nucor Corp.                                                                      United States      11,200     515,200
 Placer Dome, Inc.                                                                   Canada          57,800     679,150
 Pohang Iron & Steel Co., Ltd., Sponsored ADR                                     South Africa       47,600     571,200
 Potash Corp. of Saskatchewan, Inc.                                                  Canada          14,000   1,057,875
 Rio Tinto, Plc.                                                                 United Kingdom      68,429     778,666
 aStillwater Mining Co., 144A                                                     United States      32,300     876,138
 Vale Do Rio Doce, ADR                                                               Brazil          30,500     606,520
                                                                                                           ------------
                                                                                                             13,915,472
                                                                                                           ------------
 Process Industries 10.6%
 aAirgas, Inc.                                                                    United States      28,000     402,500
 Asia Pulp & Paper Co., Ltd., Sponsored ADR                                         Indonesia        75,000     843,750
 Avery Dennison Corp.                                                             United States       4,000     215,000
 Betzdearborn, Inc.                                                               United States      15,000     620,625
 Bowater, Inc.                                                                    United States       7,000     330,750
 Champion International Corp.                                                     United States       7,000     344,312
 Hanna (M.A.) Co.                                                                 United States      53,000     970,562
 IMC Global, Inc.                                                                 United States      17,000     512,124
 aOwens-Illinois, Inc.                                                            United States      22,600   1,011,349
 Praxair, Inc.                                                                    United States      25,100   1,174,993
 Sigma-Aldrich Corp.                                                              United States       5,000     175,624
 aWillamette Industries, Inc.                                                     United States      11,000     351,999
                                                                                                           ------------
                                                                                                              6,953,588
                                                                                                           ------------
 Utilities & Telecommunication 1.8%
 Enron Corp.                                                                      United States      21,600   1,167,749
                                                                                                           ------------
 Total Common Stocks and Warrants (Cost $71,221,849)                                                         63,956,312
                                                                                                           ------------



                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
-------------------------------------------------------------------------------------------------------------------
 Convertible Bonds .9%
 Dayton Mining Corp. cvt. sub. deb., 144A, 7.00%, 4/01/02                            Canada       $ 800,000     460,000
 Randgold & Exploration Co., Ltd., cvt. sub. notes, 144A, 7.00%, 10/03/01         South Africa      215,000     110,725
                                                                                                           ------------
 Total Convertible Bonds (Cost $1,015,000)                                                                      570,725
                                                                                                           ------------
 Total Long Term Investments (Cost $72,236,849)                                                              64,527,037
                                                                                                           ------------





 fRepurchase Agreement 5.9%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity
   Value $3,863,763) (Cost $3,863,161)                                            United States  $3,863,161 $ 3,863,161
  BancAmerica Robertson Stephens (Maturity Value $369,221)
  Barclays Capital, Inc. (Maturity Value $369,221)
  Bear, Stearns & Co., Inc. (Maturity Value $201,341)
  BT Alex Brown, Inc. (Maturity Value $339,433)
  Chase Securities, Inc. (Maturity Value $369,221)
  CIBC Oppenheimer Corp. (Maturity Value $369,221)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $369,221)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $369,221)
  Greenwich Capital Markets, Inc. (Maturity Value $369,221)
  Paribas Corp. (Maturity Value $369,221)
  SBC Warburg Dillon Read, Inc. (Maturity Value $369,221)
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $76,100,010) 104.1%                                                                 68,390,198
 Other Assets, less Liabilities (4.1%)                                                                       (2,650,240)
                                                                                                           ------------
 Net Assets 100.0%                                                                                          $65,739,958
                                                                                                           ============






aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)



                                                                                                  SHARES/
  Real Estate Securities Fund                                                                    WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------------------
  Common Stocks and Warrants 97.6%
  Equity REIT - Apartments 17.0%
  Amli Residential Properties Trust                                                                180,000  $ 3,858,750
  Avalon Bay Communities, Inc.                                                                     100,000    3,800,000
  Camden Property Trust                                                                            301,573    8,971,797
  Equity Residential Properties Trust                                                              256,000   12,144,000
  Gables Residential Trust                                                                         184,000    4,991,000
  Irvine Apartment Communities, Inc.                                                               155,600    4,502,675
  Post Properties, Inc.                                                                            180,000    6,930,000
  Security Capital Atlantic, Inc.                                                                  351,750    7,848,422
  Security Capital Pacific Trust                                                                   324,285    7,296,413
  Smith Charles E. Residential Realty, Inc.                                                         99,000    3,168,000
  Summit Properties, Inc.                                                                          175,000    3,314,063
                                                                                                           ------------
                                                                                                             66,825,120
                                                                                                           ------------
  Equity REIT - Diversified Property Type 14.4%
  AMB Property Corp.                                                                                80,000    1,960,000
  Colonial Properties Trust                                                                        201,700    6,252,700
  Crescent Real Estate Equities Co.                                                                300,000   10,087,500
  Duke Realty Investments, Inc.                                                                    280,000    6,615,000
  Glenborough Realty Trust, Inc.                                                                   350,000    9,231,250
  Liberty Property Trust                                                                           290,000    7,413,125
  Spieker Properties, Inc.                                                                         200,000    7,750,000
  Vornado Realty Trust                                                                             180,000    7,143,750
                                                                                                           ------------
                                                                                                             56,453,325
                                                                                                           ------------
  Equity REIT - Health Care 3.4%
  Health Care Property Investors, Inc.                                                              70,000    2,524,375
  Nationwide Health Properties, Inc.                                                               200,000    4,775,000
  OMEGA Healthcare Investors, Inc.                                                                 168,000    5,901,000
                                                                                                           ------------
                                                                                                             13,200,375
                                                                                                           ------------
  Equity REIT - Hotels 12.1%
  FelCor Suite Hotels, Inc.                                                                        360,000   11,295,000
  Innkeepers USA Trust                                                                             367,600    4,640,950
  Patriot American Hospitality, Inc.                                                               455,006   10,891,706
  Starwood Hotels and Resorts                                                                      285,000   13,769,063
  Winston Hotels, Inc.                                                                             540,000    6,750,000
                                                                                                           ------------
                                                                                                             47,346,719
                                                                                                           ------------
  Equity REIT - Industrial 5.4%
  Cabot Industrial Trust                                                                           190,000    4,061,250
  Meridian Industrial Trust, Inc.                                                                  300,000    6,900,000
  Security Capital Industrial Trust                                                                400,879   10,021,975
                                                                                                           ------------
                                                                                                             20,983,225
                                                                                                           ------------
  Equity REIT - Office 10.8%
  Alexandria Real Estate Equities, Inc.                                                            116,000    3,472,750
  Arden Realty, Inc.                                                                               380,600    9,848,025
  Equity Office Properties Trust                                                                   281,008    7,973,602
  Highwoods Properties, Inc.                                                                       275,000    8,885,938
  Mack-Cali Realty Corp.                                                                           230,000    7,906,250
  SL Green Realty Corp.                                                                            192,000    4,320,000
                                                                                                           ------------
                                                                                                             42,406,565
                                                                                                           ------------
  Equity REIT - Residential Communities 2.7%
  Manufactured Home Communities, Inc.                                                              200,000    4,825,000
  Sun Communities, Inc.                                                                            170,000    5,631,250
                                                                                                           ------------
                                                                                                             10,456,250
                                                                                                           ------------





  Equity REIT - Retail - Community Centers 6.9%
  Burnham Pacific Properties, Inc.                                                                 292,600  $ 4,151,263
  Developers Diversified Realty Corp.                                                              110,000    4,310,625
  Kimco Realty Corp.                                                                               200,000    8,200,000
  cPacific Retail Trust                                                                            866,067   10,392,804
                                                                                                           ------------
                                                                                                             27,054,692
                                                                                                           ------------
  Equity REIT - Retail - Regional Malls 5.2%
  Mills Corp.                                                                                      215,000    5,160,000
  Simon DeBartolo Group, Inc.                                                                      310,000   10,075,000
  The Macerich Co.                                                                                 180,000    5,276,250
                                                                                                           ------------
                                                                                                             20,511,250
                                                                                                           ------------
  Equity REIT - Storage 6.2%
  Public Storage, Inc.                                                                             350,000    9,800,000
  Storage Trust Realty                                                                             390,000    9,116,250
  Storage USA, Inc.                                                                                150,500    5,267,500
                                                                                                           ------------
                                                                                                             24,183,750
                                                                                                           ------------
  Diversified Property Type 2.8%
  aCrescent Operating, Inc.                                                                         27,500      467,500
  aSecurity Capital Group Inc., Class B                                                            145,000    3,860,624
  aSecurity Capital Group Inc., Class B, warrants                                                   63,712       21,904
  aSecurity Capital US Realty                                                                      500,000    6,650,000
                                                                                                           ------------
                                                                                                             11,000,028
                                                                                                           ------------
  Home Builders 2.4%
  Cavalier Homes, Inc.                                                                             244,880    3,168,135
  Clayton Homes, Inc.                                                                              231,250    4,393,750
  aSouthern Energy Homes, Inc.                                                                     193,100    1,894,793
                                                                                                           ------------
                                                                                                              9,456,678
                                                                                                           ------------
  Hotels 7.3%
  a,eCandlewood Hotel Co., Inc.                                                                    650,000    4,875,000
  aCapStar Hotel Co.                                                                               350,000    9,800,000
  aHost Marriott Corp.                                                                             570,000   10,153,124
  aPrime Hospitality Corp.                                                                         224,500    3,914,719
                                                                                                           ------------
                                                                                                             28,742,843
                                                                                                           ------------
  Other 1.0%
  aTrammell Crow Co.                                                                                71,800    2,400,813
  aVail Resorts, Inc.                                                                               59,700    1,589,512
                                                                                                           ------------
                                                                                                              3,990,325
                                                                                                           ------------
  Total Long Term Investments (Cost $292,057,700)                                                           382,611,145
                                                                                                           ------------

  fRepurchase Agreement 1.9%
  Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $7,505,019) (Cost $7,503,849)     $7,503,849  $ 7,503,849
   BancAmerica Robertson Stephens (Maturity Value $717,180)
   Barclays Capital, Inc. (Maturity Value $717,180)
   Bear, Stearns & Co., Inc. (Maturity Value $391,085)
   BT Alex Brown, Inc. (Maturity Value $659,314)
   Chase Securities, Inc. (Maturity Value $717,180)
   CIBC Oppenheimer Corp. (Maturity Value $717,180)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $717,180)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $717,180)
   Greenwich Capital Markets, Inc. (Maturity Value $717,180)
   Paribas Corp. (Maturity Value $717,180)
   SBC Warburg Dillon Read, Inc. (Maturity Value $717,180)
    Collateralized by U.S. Treasury Bills & Notes
  Total Investments (Cost $299,561,549) 99.5%                                                               390,114,994
  Other Assets, less Liabilities .5%                                                                          1,860,350
                                                                                                           ------------
  Net Assets 100%                                                                                          $391,975,344
                                                                                                           ============





aNon-income producing.
cSee Note 8 regarding restricted securities.
eThe Investment Company Act of 1940 defines affiliated  companies as investments in  portfolio  companies  in which the Fund  owns 5% or more of the  outstanding
voting  securities.   Investments  in  affiliated   companies  at  6/30/98  were
$4,875,000. fSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)




 Rising Dividends Fund                                                                             SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
  Common Stocks 97.6%
 Banks 15.3%
 First Union Corp.                                                                                 423,926 $ 24,693,690
 Mercantile Bankshares Corp.                                                                       270,525    9,417,652
 National Commerce Bancorp.                                                                        442,700   18,538,063
 State Street Corp.                                                                                157,400   10,939,300
 TrustCo Bank Corp., New York                                                                      499,157   13,102,871
 U.S. Bancorp                                                                                      377,500   16,232,500
 Washington Mutual, Inc.                                                                           517,500   22,478,906
 Wilmington Trust Corp.                                                                            172,800   10,519,200
                                                                                                           ------------
                                                                                                            125,922,182
                                                                                                           ------------
 Business Services 8.6%
 Avery Dennison Corp.                                                                              305,200   16,404,500
 Brady (W.H.) Co.                                                                                  252,700    7,028,219
 Ennis Business Forms, Inc.                                                                        390,600    4,540,725
 Reynolds and Reynolds Co.                                                                         260,500    4,737,844
 Standard Register Co.                                                                             401,400   14,199,525
 Wallace Computer Services, Inc.                                                                   979,900   23,272,625
                                                                                                           ------------
                                                                                                             70,183,438
                                                                                                           ------------
 Consumer Products 11.1%
 Alberto-Culver Co., Class A                                                                       732,100   18,577,038
 Block Drug Co., Inc., Class A                                                                     189,553    7,203,014
 DIMON, Inc.                                                                                       715,100    8,044,875
 Newell Co.                                                                                        303,700   15,128,056
 Philip Morris Cos., Inc.                                                                          289,300   11,391,188
 Sherwin-Williams Co.                                                                              497,000   16,463,125
 Universal Corp.                                                                                   383,500   14,333,313
                                                                                                           ------------
                                                                                                             91,140,609
                                                                                                           ------------
 Drugs & Health Care 3.3%
 Becton Dickinson & Co.                                                                            161,500   12,536,438
 West Co., Inc.                                                                                    514,900   14,578,106
                                                                                                           ------------
                                                                                                             27,114,544
                                                                                                           ------------
 Electronics & Technology 7.6%
 Baldor Electric Co.                                                                               335,333    8,173,742
 Cohu, Inc.                                                                                        446,300   10,850,669
 Diebold, Inc.                                                                                     406,000   11,723,250
 General Electric Co.                                                                              103,600    9,427,600
 Hewlett-Packard Co.                                                                               143,900    8,616,013
 Hubbell, Inc., Class B                                                                            222,700    9,269,888
 Rockwell International Corp.                                                                       97,700    4,695,706
                                                                                                           ------------
                                                                                                             62,756,868
                                                                                                           ------------
 Energy 1.0%
 Royal Dutch Petroleum Co., New York Shares, ADR (The Netherlands)                                 154,300    8,457,569
                                                                                                           ------------
 Financial Services 2.0%
 Fannie Mae                                                                                        262,800   15,965,100
                                                                                                           ------------
 Industrial 23.7%
 Bemis Co., Inc.                                                                                   462,500   18,904,688
 Donaldson Co., Inc.                                                                               156,200    3,690,225
 Dover Corp.                                                                                       379,600   13,001,300
 Flowserve Corp.                                                                                   261,100    6,429,588
 Graco, Inc.                                                                                       153,400    5,349,825
 Hanna (M.A.) Co.                                                                                  615,100   11,264,019
 Kaydon Corp.                                                                                      503,900   17,793,969
 Kimball International, Inc., Class B                                                              656,700   11,902,688
 Leggett & Platt, Inc.                                                                             823,200   20,580,000
 Industrial (cont.)
 Millipore Corp.                                                                                   385,500 $ 10,504,875
 Myers Industries, Inc.                                                                            487,860   11,708,640
 Nucor Corp.                                                                                       194,100    8,928,600
 Pall Corp.                                                                                      1,371,100   28,107,550
 Superior Industries International, Inc.                                                           294,700    8,306,855
 Superior Uniform Group, Inc.                                                                      235,800    3,831,750
 Watts Industries, Inc., Class A                                                                   673,500   14,059,312
                                                                                                           ------------
                                                                                                            194,363,884
                                                                                                           ------------
 Insurance - Life 2.3%
 American Heritage Life Investment Corp.                                                            91,400    2,113,624
 ReliaStar Financial Corp.                                                                         344,600   16,540,800
                                                                                                           ------------
                                                                                                             18,654,424
                                                                                                           ------------
 Insurance - Property Casualty 11.2%
 Allied Group, Inc.                                                                                178,600    8,360,712
 American International Group, Inc.                                                                 67,500    9,855,000
 Chubb Corp.                                                                                       174,200   14,001,324
 Harleysville Group, Inc.                                                                           94,400    1,958,800
 Mercury General Corp.                                                                             377,800   24,344,487
 MMI Cos., Inc.                                                                                    622,500   14,395,313
 RLI Corp.                                                                                         301,156   12,253,294
 St. Paul Cos., Inc.                                                                               160,600    6,755,237
                                                                                                           ------------
                                                                                                             91,924,167
                                                                                                           ------------
 Retail 9.9%
 Family Dollar Stores, Inc.                                                                      2,119,800   39,216,300
 Rite Aid Corp.                                                                                    414,200   15,558,387
 Schultz Sav-O Stores, Inc.                                                                         37,800      614,250
 The Limited, Inc.                                                                                 311,500   10,318,437
 Wal-Mart Stores, Inc.                                                                             258,200   15,685,650
                                                                                                           ------------
                                                                                                             81,393,024
                                                                                                           ------------
 Transportation 1.6%
 Circle International Group, Inc.                                                                  477,900   13,381,200
                                                                                                           ------------
 Total Common Stocks (Cost $581,605,348)                                                                    801,257,009
                                                                                                           ------------
 Convertible Preferred Stocks .2%
 American Heritage Life Investment Corp., 8.50% cvt. pfd. (Cost $1,210,000)                         24,200    1,573,000
                                                                                                           ------------
 Total Long Term Investments (Cost $582,815,348)                                                            802,830,009
                                                                                                           ------------




 fRepurchase Agreement 1.5%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $12,432,566) (Cost $12,430,628)   $12,430,628 $ 12,430,628
  BancAmerica Robertson Stephens (Maturity Value $1,188,056)
  Barclays Capital, Inc. (Maturity Value $1,188,056)
  Bear, Stearns & Co., Inc. (Maturity Value $647,861)
  BT Alex Brown, Inc. (Maturity Value $1,092,201)
  Chase Securities, Inc. (Maturity Value $1,188,056)
  CIBC Oppenheimer Corp. (Maturity Value $1,188,056)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,188,056)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,188,056)
  Greenwich Capital Markets, Inc. (Maturity Value $1,188,056)
  Paribas Corp. (Maturity Value $1,188,056)
  SBC Warburg Dillon Read, Inc. (Maturity Value $1,188,056)
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $595,245,976) 99.3%                                                                815,260,637
 Other Assets, less Liabilities .7%                                                                           5,401,913
                                                                                                           ------------
 Net Assets 100.0%                                                                                         $820,662,550



fSee Note 1(c) regarding joint repurchase agreement.







FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

 Small Cap Fund                                                                                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 90.5%
 Commercial Services 4.0%
aApplied Graphics Technologies, Inc.                                                                81,000  $ 3,705,750
 Norrell Corp.                                                                                      82,100    1,636,869
aNOVA Corp.                                                                                         55,900    1,998,425
aRemedyTemp, Inc., Class A                                                                          29,500      857,344
aSOS Staffing Services, Inc.                                                                        75,500    1,325,969
aSylvan Learning Systems, Inc.                                                                      74,100    2,426,775
aValassis Communications, Inc.                                                                       6,200      239,088
 Wallace Computer Services, Inc.                                                                    80,000    1,900,000
                                                                                                              ---------
                                                                                                             14,090,220
                                                                                                              ---------
 Consumer Durables 1.5%
aActivision, Inc.                                                                                  125,700    1,296,281
aElectronic Arts, Inc.                                                                              20,000    1,080,000
 K2, Inc.                                                                                          103,700    1,827,713
aRockShox, Inc.                                                                                     37,300      149,200
aSola International, Inc.                                                                           24,400      797,575
                                                                                                              ---------
                                                                                                              5,150,769
                                                                                                              ---------
 Consumer Non-Durables 2.6%
 Alberto-Culver Co., Class A                                                                        23,300      591,238
aConsolidated Cigar Holdings, Inc.                                                                 115,900    1,419,775
aThe North Face, Inc.                                                                               77,600    1,862,400
aTommy Hilfiger Corp.                                                                               63,800    3,987,500
 aTropical Sportswear International Corp.                                                           38,900      826,625
aVans, Inc.                                                                                         47,000      455,313
                                                                                                              ---------
                                                                                                              9,142,851
                                                                                                              ---------
 Consumer Services 4.3%
aAMF Bowling, Inc.                                                                                  99,000    2,871,000
aCapStar Hotel Co.                                                                                 120,000    3,360,000
aDeVry, Inc.                                                                                        77,800    1,706,738
aPrime Hospitality Corp.                                                                           238,000    4,150,125
aRio Hotel & Casino, Inc.                                                                           47,400      894,675
aThe Marquee Group, Inc.                                                                           160,800      954,750
aVail Resorts, Inc.                                                                                 47,200    1,256,700
                                                                                                              ---------
                                                                                                             15,193,988
                                                                                                              ---------
aElectronic Technology 12.7%
 Advanced Energy Industries, Inc.                                                                  126,200    1,467,075
 Advanced Fibre Communications, Inc.                                                                10,000      400,625
 Alliant Techsystems, Inc.                                                                          20,800    1,315,600
 Amkor Technology, Inc.                                                                             68,500      640,050
 Coherent, Inc.                                                                                    178,400    3,060,684
 Com21, Inc.                                                                                        30,600      650,250
 Etec Systems, Inc.                                                                                 66,600    2,343,488
 Flextronics International, Ltd.                                                                    20,000      870,000
 Gemstar International Group, Ltd.                                                                  57,000    2,133,938
 Harmonic Lightwaves, Inc.                                                                         107,800    1,657,425
 H.T.E., Inc.                                                                                      131,800    1,779,300
 Itron, Inc.                                                                                        68,200      869,550
 Jabil Circuit, Inc.                                                                                49,200    1,626,675
 Komag, Inc.                                                                                       317,800    1,698,260
 Ladish Co., Inc.                                                                                   61,800      772,500
 Lattice Semiconductor Corp.                                                                         8,200      232,932
 Level One Communications, Inc.                                                                     76,000    1,786,000
 Natural MicroSystems Corp.                                                                         82,000    1,312,000
 Novellus Systems, Inc.                                                                             40,000    1,427,500
 Perceptron, Inc.                                                                                   85,000    1,020,000

 aElectronic Technology (cont.)
 PMC-Sierra, Inc.                                                                                   58,000  $ 2,718,750
 PRI Automation, Inc.                                                                               14,600      249,113
 Rainbow Technologies, Inc.                                                                         49,300    1,010,650
 RELTEC Corp.                                                                                       29,300    1,318,500
 Sanmina Corp.                                                                                      41,800    1,813,075
 Security Dynamics Technologies, Inc.                                                              185,700    3,435,450
 SpectraLink Corp.                                                                                 183,000      800,625
 SpeedFam International, Inc.                                                                       29,700      547,594
 Tekelec                                                                                            93,700    4,193,075
 Transcrypt International, Inc.                                                                    150,600      508,275
 Trident Microsystems, Inc.                                                                         38,800      206,125
 TriStar Aerospace Co.                                                                              31,400      486,700
 Waters Corp.                                                                                        6,600      388,988
                                                                                                              ---------
                                                                                                             44,740,772
                                                                                                              ---------
 Energy Minerals 4.5%
aBarrett Resources Corp.                                                                           143,200    5,361,050
aDenbury Resources, Inc.                                                                            85,800    1,120,763
 Devon Energy Corp.                                                                                 66,400    2,319,850
 Lomak Petroleum, Inc.                                                                             125,000    1,304,688
aNewfield Exploration Co.                                                                           35,800      890,525
aTitan Exploration, Inc.                                                                           243,200    2,158,400
aTom Brown, Inc.                                                                                   139,700    2,628,106
                                                                                                              ---------
                                                                                                             15,783,382
                                                                                                              ---------
 Finance 12.1%
aAffiliated Managers Group, Inc.                                                                    37,100    1,377,338
aAmerin Corp.                                                                                       11,200      326,900
 Arden Realty, Inc.                                                                                100,000    2,587,500
 Camden Property Trust                                                                             110,000    3,272,500
 Colonial Properties Trust                                                                          28,400      880,400
 Espirito Santo Financial Group, ADR (Luxembourg)                                                  125,700    3,063,938
 EVEREN Capital Corp.                                                                              130,000    3,640,000
aFederated Investors, Inc., Class B                                                                 61,900    1,145,150
 FelCor Suite Hotels, Inc.                                                                         102,000    3,200,250
 Financial Security Assurance Holdings, Ltd.                                                        36,800    2,162,000
Freedom Securities Corp.                                                                            18,800      340,750
 Glenborough Realty Trust, Inc.                                                                     54,100    1,426,888
 HCC Insurance Holdings, Inc.                                                                       22,300      490,600
aHealthCare Financial Partners, Inc.                                                                24,100    1,477,631
aHeller Financial, Inc.                                                                             21,600      648,000
 Innkeepers USA Trust                                                                              218,900    2,763,613
 Life Re Corp.                                                                                      23,400    1,918,800
 Life USA Holding, Inc.                                                                             47,200      610,650
 OMEGA Healthcare Investors, Inc.                                                                   27,400      962,425
aRisk Capital Holdings, Inc.                                                                       125,000    3,117,188
aSilicon Valley Bancshares                                                                          97,400    3,466,836
 SL Green Realty Corp.                                                                              30,900      695,250
 Storage Trust Realty                                                                               66,400    1,552,100
 Waddell & Reed Financial, Inc.                                                                      3,200       76,600
 Winston Hotels, Inc.                                                                               98,000    1,225,000
                                                                                                              ---------
                                                                                                             42,428,307
                                                                                                              ---------
aHealth Services 3.8%
 Access Health, Inc.                                                                                82,400    2,101,200
 Advanced Health Corp.                                                                              41,900      230,450
 American Dental Partners, Inc.                                                                     22,300      312,200
 Medaphis Corp.                                                                                     44,900      269,400
aHealth Services (cont.)
 Pediatrix Medical Group, Inc.                                                                       9,300    $ 345,844
 Pharmaceutical Product Development, Inc.                                                          100,000    2,200,000
 PhyCor, Inc.                                                                                      160,000    2,650,000
 Renal Care Group, Inc.                                                                             63,100    2,780,344
 Total Renal Care Holdings, Inc.                                                                    53,333    1,839,989
 Transition Systems, Inc.                                                                           50,900      540,813
                                                                                                              ---------
                                                                                                             13,270,240
                                                                                                              ---------
 Health Technology 4.3%
aDepoTech Corp.                                                                                     85,000      132,813
aHeska Corp.                                                                                        50,300      556,444
aInhale Therapeutic Systems                                                                         84,300    2,086,425
 Mentor Corp.                                                                                       57,300    1,389,525
aNeurogen Corp.                                                                                     64,200    1,139,550
aOrthoLogic Corp.                                                                                  245,000    1,255,625
aPenederm, Inc.                                                                                     75,700    1,514,000
aSerologicals Corp.                                                                                102,500    3,305,625
aThe Cooper Cos., Inc.                                                                              15,000      546,563
aUniphase Corp.                                                                                     54,200    3,402,746
                                                                                                              ---------
                                                                                                             15,329,316
                                                                                                              ---------
aIndustrial Services 5.0%
 American Disposal Services, Inc.                                                                   55,400    2,596,875
 Atwood Oceanics, Inc.                                                                               3,400      135,363
 Catalytica, Inc.                                                                                  200,133    3,927,610
 Core Laboratories, NV (Netherlands)                                                               118,500    2,562,563
 Tuboscope, Inc.                                                                                    74,700    1,475,325
 U.S. Liquids, Inc.                                                                                 74,800    1,626,900
 Varco International, Inc.                                                                         275,800    5,464,288
                                                                                                              ---------
                                                                                                             17,788,924
                                                                                                              ---------
 Non-Energy Minerals .7%
 Carpenter Technology Corp.                                                                         51,600    2,592,900
                                                                                                              ---------
 Process Industries .6%
 ChemFirst, Inc.                                                                                    85,100    2,148,775
                                                                                                              ---------
 Producer Manufacturing 3.1%
aGentex Corp.                                                                                      182,800    3,313,250
aGibraltar Steel Corp.                                                                             116,700    2,392,350
 JLG Industries, Inc.                                                                              111,400    2,255,850
 Roper Industries, Inc.                                                                            107,400    2,805,825
                                                                                                              ---------
                                                                                                             10,767,275
                                                                                                              ---------
 Retail Trade 1.4%
aGuitar Center, Inc.                                                                                85,000    2,560,625
aWest Marine, Inc.                                                                                 141,700    2,550,600
                                                                                                              ---------
                                                                                                              5,111,225
                                                                                                              ---------
aTechnology Services 18.5%
 Affiliated Computer Services, Inc.                                                                174,800    6,729,800
 Arbor Software Corp.                                                                               20,700      650,756
 Aspect Development, Inc.                                                                           17,500    1,323,438
 Aspen Technology, Inc.                                                                              8,900      449,450
 Brio Technology, Inc.                                                                              22,000      294,250
 Business Objects SA, ADR (France)                                                                  48,600      820,125
 Cambridge Technology Partners, Inc.                                                                20,300    1,108,888
 Check Point Software Technologies, Ltd.                                                            11,700      383,175
 Clarify, Inc.                                                                                     129,400    1,746,900
 Concord Communications, Inc.                                                                       30,000      766,875
aTechnology Services (cont.)
 Documentum, Inc.                                                                                   34,500  $ 1,656,000
 Envoy Corp.                                                                                        61,500    2,913,563
 Harbinger Corp.                                                                                   144,450    3,493,884
 HNC Software, Inc.                                                                                 92,700    3,783,319
 i2 Technologies, Inc.                                                                              60,000    2,107,500
 Information Advantage, Inc.                                                                        17,400      110,925
 Integrated Systems, Inc.                                                                          125,700    1,932,638
 International Network Services                                                                     89,900    3,685,900
 Intuit, Inc.                                                                                       80,800    4,949,000
 J.D. Edwards & Co.                                                                                 30,000    1,288,125
 Network Associates, Inc.                                                                           69,768    3,340,143
 Omtool, Ltd.                                                                                       69,600      530,700
 Sapient Corp.                                                                                      23,200    1,223,800
 Synopsys, Inc.                                                                                    109,000    4,986,750
 The Vantive Corp.                                                                                 132,300    2,712,150
 Transaction Systems Architects, Inc.                                                               72,000    2,772,000
 USCS International, Inc.                                                                          100,000    2,068,750
 VERITAS Software Corp.                                                                             45,000    1,861,875
 Visio Corp.                                                                                        10,000      477,500
 Whittman-Hart, Inc.                                                                                10,000      483,750
 Wind River Systems, Inc.                                                                          116,400    4,175,850
 XcelleNet, Inc.                                                                                    21,000      471,179
                                                                                                              ---------
                                                                                                             65,298,958
                                                                                                              ---------
 Transportation 4.0%
 Air Express International Corp.                                                                   100,000    2,675,000
aAtlantic Coast Airlines Holdings                                                                  171,000    5,130,000
 C.H. Robinson Worldwide, Inc.                                                                     112,600    2,800,925
 Circle International Group, Inc.                                                                   32,300      904,400
 Expeditors International of Washington, Inc.                                                       54,800    2,411,200
aRoyal Olympic Cruise Lines, Inc.                                                                   23,800      238,000
                                                                                                              ---------
                                                                                                             14,159,525
                                                                                                              ---------
aUtilities & Telecommunication 7.4%
 Arch Communications Group, Inc.                                                                   191,700      754,819
 ICG Communications, Inc.                                                                          156,000    5,703,750
 Intermedia Communications, Inc.                                                                    91,200    3,824,700
 Millicom International Cellular, SA (Luxembourg)                                                   62,400    2,730,000
 Paging Network, Inc.                                                                              174,800    2,447,200
 Primus Telecommunications Group, Inc.                                                             132,500    2,509,219
 Rural Cellular Corp., Class A                                                                     139,300    2,176,563
 Western Wireless Corp., Class A                                                                   298,100    5,943,369
                                                                                                              ---------
                                                                                                             26,089,620
                                                                                                              ---------
 Total Long Term Investments (Cost $289,282,883)                                                            319,087,047
                                                                                                              ---------


fRepurchase Agreement 14.5%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $50,941,745) (Cost $50,933,802)   $50,933,802 $ 50,933,802
  BancAmerica Robertson Stephens (Maturity Value $4,867,993)
  Barclays Capital, Inc. (Maturity Value $4,867,993)
  Bear, Stearns & Co., Inc. (Maturity Value $2,654,575)
  BT Alex Brown, Inc. (Maturity Value $4,475,233)
  Chase Securities, Inc. (Maturity Value $4,867,993)
  CIBC Oppenheimer Corp. (Maturity Value $4,867,993)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $4,867,993)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $4,867,993)
  Greenwich Capital Markets, Inc. (Maturity Value $4,867,993)
  Paribas Corp. (Maturity Value $4,867,993)
  SBC Warburg Dillon Read, Inc. (Maturity Value $4,867,993)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $340,216,685) 105.0%                                                               370,020,849
 Other Assets, less Liabilities (5.0%)                                                                      (17,517,439)
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $352,503,410
                                                                                                              =========






aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)


                                                                                                 SHARES/
                                                                                                WARRANTS
 Templeton Developing Markets Equity Fund                        INDUSTRY                       & RIGHTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks, Bonds, Warrants and Rights 75.4%
 Argentina 4.8%
aAtanor Cia Nacional Para la Industria Quimica SA, D             Chemicals                     530,163        $ 471,892
 Banco de Galicia y Buenos Aires SA, B                           Banking                       149,675          673,605
aBuenos Aires Embotelladora SA, ADR                              Beverages & Tobacco            56,200              562
 Capex SA, A                                                     Utilities Electrical & Gas     48,735          180,338
 Central Costanera SA, B                                         Utilities Electrical & Gas      1,501            4,353
 Molinos Rio de Plata SA, B                                      Food & Household Products     936,348        2,050,807
 Nobleza Piccardo Sdad Industrial Comercial y Financial          Beverages & Tobacco            41,972          170,004
 Perez Companc SA, B                                             Energy Sources                177,195          889,608
 Quilmes Industrial SA                                           Beverages & Tobacco           136,000        1,326,000
 Renault Argentina SA                                            Automobiles                    46,977           93,494
 Sociedad Comercial del Plata Cadelplata Come                    Multi-Industry              1,662,960        1,829,439
 Transportadora de Gas del Sur SA, ADR, B                        Energy Sources                    500            5,750
 Transportadora de Gas del Sur SA, B                             Energy Sources                102,030          228,570
 YPF Sociedad Anonima, ADR                                       Energy Sources                 57,293        1,722,371
                                                                                                              ---------
                                                                                                              9,646,793
                                                                                                              ---------
 Brazil 11.1%
 Aracruz Celulose SA, ADR                                        Forest Products & Paper       114,800        1,313,025
 Banco Bradesco SA                                               Banking                   145,190,083        1,161,169
 Banco Bradesco SA, pfd.                                         Banking                    63,508,124          529,875
 Banco do Brasil SA                                              Banking                   104,354,976          860,753
 Banco do Brazil SA, pfd.                                        Banking                    44,750,000          499,114
 Brasmotor SA, pfd.                                              Multi-Industry              4,219,000          386,663
 Centrais Eletricas Brasileiras SA                               Utilities Electrical & Gas 96,602,000        2,839,761
 Centrais Eletricas Brasileiras SA, pfd., B                      Utilities Electrical & Gas103,269,000        3,107,177
aCentrais Geradoras Do Sul Do Brasil SA (Gerasul)                Utilities Electrical & Gas 96,602,000          131,965
aCentrais Geradoras Do Sul Do Brasil SA (Gerasul), pfd.          Utilities Electrical & Gas104,369,000          150,697
aCia Mesbla SA, pfd.                                             Merchandising               7,484,000                0
 Companhia Siderurgica Nacional Sid Nacional CSN                 Metals & Mining            36,963,000          926,152
 Copene-Petroquimica do Nordeste SA, A, pfd.                     Chemicals                   2,905,700          643,143
 Duratex SA, pfd.                                                Forest Products & Paper    48,915,800        1,903,174
 Investimentos Itau SA, pfd.                                     Multi-Industry              1,884,200        1,189,232
aMannesmann SA                                                   Machinery & Engineering     2,156,500          247,048
aMannesmann SA, pfd.                                             Machinery & Engineering       329,200           38,852
 Petrobras-Petroleo Brasileiro SA, pfd.                          Energy Sources             17,577,000        3,267,383
 Telecomunicacoes Brasileiras SA (Telebras)                      Telecommunications         29,560,000        2,351,306
 Unibanco Uniao de Bamncos Brasileiros SA, unit                  Banking                    15,439,000          913,045
                                                                                                              ---------
                                                                                                             22,459,534
                                                                                                              ---------
 Chile .9%
 Compania De Telecomunicaciones De Chile SA, Spons. ADR          Telecommunications             45,000          914,063
 Empresa Nacional de Electricidad SA, ADR                        Electrical & Electronics       27,300          389,025
 Enersis SA, ADR                                                 Utilities Electrical & Gas     11,000          268,813
 Quinenco SA, ADR                                                Multi-Industry                 15,200          136,800
                                                                                                              ---------
                                                                                                              1,708,701
                                                                                                              ---------
 China 2.3%
 China Southern Glass Co. Ltd., B                                Building Materials
                                                                 & Components                1,765,445          341,761
aChina Vanke Co. Ltd., B                                         Real Estate                 2,598,061        1,492,059
 Chiwan Wharf Holdings Ltd., B                                   Transportation              1,132,000          255,659
 Guangshen Railway Co. Ltd., ADR                                 Transportation                 12,700           86,519
 Guangshen Railway Co. Ltd., H                                   Transportation                908,000          120,698
aLuoyang Glass Co. Ltd., H                                       Misc Materials & Commodities1,601,000           74,382
 Shandong Huaneng Power Development Co. Ltd., ADR                Utilities Electrical & Gas     96,500          518,688
 Shanghai Chlor-Alkali Chemical Co. Ltd., B                      Chemicals                   1,180,900          151,155
aShanghai Dazhong Taxi Shareholding Co. Ltd., B                  Transportation                569,300          310,838
aShanghai Jin Jiang Tower Co. Ltd., B                            Leisure & Tourism           1,891,600          266,716
aShanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd, B        Real Estate                   304,900          137,205
 Shanghai New Asia Group Co. Ltd., B                             Food & Household Products     189,940           40,267
 Shanghai Petrochemical Co. Ltd., H                              Chemicals                   2,540,000          285,187
aShanghai Refrigerator Compressor Co. Ltd., B                    Industrial Components         472,480           74,652
aShanghai Tyre & Rubber Co. Ltd., B                              Industrial Components       1,338,700          216,869
 China (cont.)
aShanghai Vacuum Electron Devices Co. Ltd., B                    Appliances & Household
                                                                 Durables                    1,355,361        $ 246,676
 Shanghai Yaohua Pilkington Glass, B                             Building Materials
                                                                 & Components                  575,600           74,828
                                                                                                              4,694,159
                                                                                                              ---------
 Colombia .7%
 Bavaria SA                                                      Beverages & Tobacco           164,307          958,324
 Cementos Argos SA                                               Building Materials & Components64,000          214,730
 Compania Nacional de Chocolates SA                              Food & Household Products      69,363          311,006
                                                                                                              ---------
                                                                                                              1,484,060
                                                                                                              ---------
 Czech Republic 2.3%
aCEZ AS                                                          Utilities Electrical & Gas    117,430        3,245,702
 Elektrarny Opatovice AS                                         Energy Sources                    317           40,564
aKomercni Banka AS                                               Banking                         1,000           33,553
 Komercni Banka AS, GDR                                          Banking                         6,800           85,510
aSPT Telecom AS                                                  Telecommunications             51,100          706,188
 Tabak AS                                                        Beverages & Tobacco               130           31,334
 Unipetrol                                                       Chemicals                     212,938          465,880
                                                                                                              ---------
                                                                                                              4,608,731
                                                                                                              ---------
 Ghana .7%
 Ashanti Goldfields Co. Ltd., GDR                                Metals & Mining               166,364        1,351,708
                                                                                                              ---------
 Greece 1.7%
 Alpha Credit Bank                                               Banking                        26,078        2,113,888
aAlpha Credit Bank, rts.                                         Banking                        42,378           75,207
 Alpha Leasing SA                                                Financial Services             30,480          525,697
aEtba Leasing                                                    Financial Services              5,338           52,629
 Hellenic Telecommunications Organizations, SA                   Telecommunications             15,128          387,790
 Hellenic Telecommunications Organizations, SA 144A              Telecommunications             10,909          279,642
 National Bank of Greece SA                                      Banking                           215           27,575
                                                                                                              ---------
                                                                                                              3,462,428
                                                                                                              ---------
 Hong Kong 4.2%
 CDL Hotel International Ltd.                                    Leisure & Tourism              58,000           17,216
 Cheung Kong Holdings Ltd.                                       Multi-Industry                349,000        1,716,039
 Citic Pacific Ltd.                                              Multi-Industry                 10,000           17,681
 Cross Harbour Tunnel Co. Ltd.                                   Transportation                 34,000           40,807
 Dairy Farm International Holdings Ltd.                          Merchandising                 226,772          242,646
 Goldlion Holdings Ltd.                                          Textiles & Apparel            130,000           14,596
 Great Wall Electronic International Ltd.                        Electrical & Electronics      402,102           10,327
 Hang Lung Development Co. Ltd.                                  Real Estate                 1,021,000        1,014,596
 Hong Kong & Shanghai Hotels Ltd.                                Leisure & Tourism             571,000          285,552
 Hong Kong Electric Holdings Ltd.                                Utilities Electrical & Gas    180,400          558,759
 HSBC Holdings PLC                                               Banking                        97,663        2,388,449
 IMC Holdings Ltd.                                               Transportation                 98,000           11,130
 Jardine Matheson Holdings Ltd.                                  Multi-Industry                 23,852           64,400
 Jardine Strategic Holdings Ltd.                                 Multi-Industry                 78,125          148,438
 K Wah International Holdings Ltd.                               Building Materials
                                                                 & Components                  451,418           31,459
 Lai Sun Development Co. Ltd.                                    Real Estate                   134,600           16,850
 Lai Sun Garment International Ltd.                              Multi-Industry                220,000           47,415
 New World Development Co. Ltd.                                  Real Estate                   416,231          805,754
 Semi-Tech Co. Ltd.                                              Appliances & Household
                                                                 Durables                    1,323,701           65,770
aSun Hung Kai & Co. Ltd, wts.                                    Financial Services             22,080              254
 Sun Hung Kai & Co. Ltd.                                         Financial Services             14,400              892
 Sun Hung Kai Properties Ltd.                                    Real Estate                    77,982          331,106
 Wheelock and Company Ltd.                                       Multi-Industry                681,000          402,082
 Yue Yuen Industrial (Holdings) Ltd.                             Recreation & Other
                                                                 Consumer Goods                129,200          230,935
                                                                                                              ---------
                                                                                                              8,463,153
                                                                                                              ---------
 Hungary .9%
 Borsodchem RT                                                   Chemicals                      14,830          433,485
 Borsodchem RT, GDR                                              Chemicals                      13,000          374,075
 Hungary (cont.)
 Egis RT                                                         Multi-Industry                  4,907        $ 172,703
 Graboplast Textil Es Muborgyarto RT                             Textiles & Apparel              7,850          198,780
 Tiszai Vegyi Kombinat RT                                        Chemicals                      32,951          640,856
                                                                                                              ---------
                                                                                                              1,819,899
                                                                                                              ---------
 India 3.1%
 Arvind Mills Ltd.                                               Textiles & Apparel            143,000          143,084
 Bajaj Auto Ltd.                                                 Automobiles                     5,400           72,892
 Bank of Baroda                                                  Banking                        95,700          187,109
aBharat Petroleum Corporation, Ltd.                              Energy Sources                 10,500           86,912
 Bombay Dyeing & Manufacturing Co. Ltd.                          Chemicals                       2,200            3,634
 Grasim Industries Ltd.                                          Multi-Industry                 48,900          412,837
 Great Eastern Shipping Co. Ltd.                                 Transportation                297,800          217,157
 Gujarat Ambuja Cements Ltd.                                     Building Materials & Components   100              616
 Gujarat Industries Power Ltd.                                   Energy Equipment & Services    52,100           30,061
 Hindustan Organic Chemicals Ltd.                                Chemicals                      25,900            6,112
 Hindustan Petroleum Corporation Ltd.                            Energy Sources                 39,200          361,241
 India Cements Ltd.                                              Building Materials & Components41,900           49,440
 India Cements Ltd., GDR                                         Building Materials & Components 3,051            4,027
 Indian Aluminium Co. Ltd.                                       Metals & Mining                45,000           79,752
 Indian Petrochemicals Corp. Ltd.                                Chemicals                     207,200          251,818
 Indian Rayon & Industries Ltd.                                  Multi-Industry                 30,525          147,673
 Indian Rayon & Industries Ltd., GDR                             Multi-Industry                 10,669           34,141
 Indo Gulf Fertilisers & Chemicals Corp. Ltd.                    Chemicals                     142,300          118,877
 Industrial Credit & Inv. Corp. of India (ICICI)                 Financial Services            190,480          347,921
 Industrial Development Bank of India                            Banking                       166,300          253,914
 Larsen & Toubro Ltd.                                            Multi-Industry                179,250          969,959
 Madras Cements Ltd.                                             Building Materials & Components   380           32,059
 Mahanagar Telephone Nigam Ltd.                                  Telecommunications              7,400           31,154
 National Aluminium Co. Ltd.                                     Metals & Mining               598,100          296,404
 Oriental Bank of Commerce                                       Banking                       294,800          327,672
 Reliance Industries Ltd.                                        Chemicals                     115,400          390,249
 Shipping Corporation of India Ltd.                              Transportation                182,200          167,044
 Steel Authority of India Ltd, GDR, Reg S                        Metals & Mining                22,000           54,670
 Steel Authority of India Ltd.                                   Metals & Mining                74,100           15,738
 Sterlite Industries Ltd.                                        Metals & Mining                    30              124
 Tata Chemicals Ltd.                                             Chemicals                      76,350          225,942
 Tata Engineering & Locomotive Co. Telco                         Machinery & Engineering       188,500          740,655
 Tata Hydro-Electric Power Co.                                   Utilities Electrical & Gas     20,000           40,708
 Tata Iron & Steel Co., Ltd.                                     Metals & Mining                50,000          148,555
 Thermax Ltd.                                                    Energy Equipment & Services     2,200            6,838
                                                                                                              ---------
                                                                                                              6,256,989
                                                                                                              ---------
 Indonesia 1.7%
 Asia Pulp & Paper Co. Ltd., ADR                                 Forest Products & Paper        59,100          664,875
aPT Bank International Indonesia, fgn.                           Banking                     1,620,000           32,838
 PT Barito Pacific Timber TBK                                    Forest Products & Paper     3,211,000           54,240
aPT BBL Dharmala Finance, fgn.                                   Financial Services            150,000           13,176
 PT BDNI Capital Corporation, fgn.                               Financial Services            411,000            5,554
 PT Charoen Pokphand Indonesia                                   Food & Household Products   2,493,750           44,230
 PT Ciputra Dev.                                                 Real Estate                   800,000            8,108
 PT Dharmala Intiland TBK                                        Real Estate                   744,800            6,291
 PT Gadjah Tunggal                                               Automobiles                 6,225,000           42,061
 PT Gudang Garam                                                 Beverages & Tobacco            50,000           29,392
 PT Indah Kiat Pulp & Paper Corp.                                Forest Products & Paper     1,593,500          304,165
aPT Indah Kiat Pulp & Paper Corp. TBK, wts.                      Forest Products & Paper       114,400           13,372
 PT Indocement Tunggal Prakarsa                                  Building Materials
                                                                 & Components                1,566,000          423,243
 PT Indofoods Sukses Makmur                                      Food & Household Products     633,020           62,019
 PT Indosat                                                      Telecommunications            143,000          166,189
 PT Inter-Pacific Bank, fgn.                                     Banking                        12,000            1,014
 PT Jakarta International Hotel & Development                    Real Estate                   481,500           13,827
 PT Kalbe Farma                                                  Health & Personal Care         82,000            2,216
 Indonesia (cont.)
 aPT Modern Photo Film Co.                                       Multi-Industry                218,000         $ 12,152
 PT Multibreeder Adirama Indonesia TBK                           Food & Household Products      25,750              130
 PT Pakuwon Jati                                                 Real Estate                   383,500            1,296
aPT Semen Cibinong, loc.                                         Building Materials
                                                                 & Components                  698,500           18,878
 PT Semen Gresik                                                 Building Materials
                                                                 & Components                  337,000          191,270
aPT Sinar Mas Agro Resources & Technology Corp.                  Food & Household Products     745,800           70,549
 PT Sinar Mas Multi Artha, fgn.                                  Financial Services          1,581,250          405,997
 PT Sumalindo Lestari Jaya TBK                                   Forest Products & Paper       349,000            7,664
 PT Summarecon Agung                                             Real Estate                   678,069            9,163
 PT Tambang Timah (Persero)                                      Metals & Mining               869,000          388,995
 PT Tempo Scan Pacific                                           Health & Personal Care        555,000            8,438
 PT Tjiwi Kimia TBK                                              Forest Products & Paper     2,251,926          281,491
aPT Tjiwi Kimia TBK, wts.                                        Forest Products & Paper       169,155            9,258
 PT Ultra Jaya Milk                                              Food & Household Products     338,500           25,159
 PT Unggul Indah Corp.                                           Chemicals                     136,400           13,364
aPT United Tractors                                              Machinery & Engineering       356,000           10,824
                                                                                                              ---------
                                                                                                              3,341,438
                                                                                                              ---------
 Israel .7%
 Clal Industries Ltd.                                            Multi-Industry                207,302        1,119,285
 First International Bank of Israel                              Banking                            40              313
 Koor Industries Ltd.                                            Multi-Industry                  1,966          227,082
                                                                                                              ---------
                                                                                                              1,346,680
                                                                                                              ---------
 Jordan .1%
 Jordan Cement Factories Ltd.                                    Building Materials & Components36,000          104,810
                                                                                                              ---------
 Malaysia 2.1%
 AMMB Holdings Bhd.                                              Financial Services            191,000          100,393
 Berjaya Singer Bhd                                              Appliances & Household
                                                                 Durables                      456,000          113,244
 Boustead Holdings Bhd.                                          Food & Household Products     384,000          235,168
 Edaran Otomobil Nasional Bhd.                                   Automobiles                     3,000            2,893
 Federal Flour Mills Bhd.                                        Food & Household Products     103,000           76,738
 Genting Bhd.                                                    Leisure & Tourism             246,400          445,570
aHong Leong Industries Bhd., wts.                                Multi-Industry                 38,000            3,115
 Hong Leong Industries Bhd.                                      Multi-Industry                336,200          249,668
 Hong Leong Properties Bhd.                                      Real Estate                   474,000           67,429
 Island & Peninsula Bhd.                                         Real Estate                   458,000          191,040
 Kian Joo Can Factory Bhd.                                       Industrial Components          85,000           77,878
 Leader Universal Holdings Bhd.                                  Industrial Components         982,000          146,797
 Malaysian Airlines System Bhd.                                  Transportation                197,000           65,073
 Malaysian International Shipping Corp., fgn.                    Transportation                211,666          308,759
 MBF Capital Bhd.                                                Financial Services            710,000          118,975
 Oriental Holdings Bhd.                                          Automobiles                    39,000           64,882
 Perlis Plantations Bhd.                                         Multi-Industry                360,500          312,911
 Perusahaan Otomobil Nasional Bhd.                               Automobiles                   214,000          136,733
 PPB Oil Palms Bhd.                                              Multi-Industry                    625              407
 Public Bank Bhd.                                                Banking                       368,000          109,136
 Public Bank Bhd., fgn.                                          Banking                        31,000            9,343
aRenong Bhd.                                                     Multi-Industry              2,000,000          332,731
 iRenong, 4.00%, cvt., 5/22/01                                   Multi-Industry                 16,800 MYR          770
 Resorts World Bhd.                                              Leisure & Tourism             591,000          649,779
 Shangri La Hotels (Malaysia) Bhd.                               Leisure & Tourism           1,010,000          241,085
 Tanjong PLC                                                     Recreation & Other
                                                                 Consumer Goods                109,000          151,115
 Technology Resources Industries Bhd.                            Multi-Industry                104,000           71,465
                                                                                                              ---------
                                                                                                              4,283,097
                                                                                                              ---------
 Mexico 10.5%
 Cemex SA, A                                                     Building Materials
                                                                 & Components                   54,810          205,858
 Cemex SA, B                                                     Building Materials
                                                                 & Components                1,327,000        5,833,129
 Coca Cola Femsa SA de CV, ADR                                   Beverages & Tobacco            32,800          569,900
 Cydea SA de CV                                                  Multi-Industry                 69,938          115,188
 DESC SA de CV DESC, B                                           Multi-Industry                 92,034          469,080
 Mexico (cont.)
aGrupo Financiero Banamex Accival SA, B                          Banking                       461,000        $ 897,785
aGrupo Financiero Banamex Accival SA, L                          Banking                     1,082,137        1,782,287
 Grupo Financiero Bancomer SA de CV, B                           Banking                     3,558,000        1,326,430
 Grupo Financiero Bancomer SA de CV, L                           Banking                     1,670,370          408,019
aGrupo Financiero Serfin SA de CV, B                             Banking                     2,607,816          296,013
 Telefonos de Mexico SA (Telmex), ADR, L                         Telecommunications            163,200        7,843,800
 Vitro SA De CV                                                  Food & Household Products     681,849        1,441,702
                                                                                                              ---------
                                                                                                             21,189,191
                                                                                                              ---------
 Peru .9%
 Telefonica Del Peru SA, ADR B                                   Telecommunications             93,700        1,914,994
                                                                                                              ---------
 Philippines .4%
aA Soriano Corp.                                                 Multi-Industry              2,434,000           65,374
 Ayala Corp., B                                                  Multi-Industry                171,400           44,186
aBelle Corp.                                                     Real Estate                    36,000              915
aDigital Telecommunications Philippines Inc.                     Telecommunications            360,000           11,223
 Filinvest Development Corp.                                     Real Estate                 3,447,000          173,590
aKeppel Philippine Holdings Inc., B                              Machinery & Engineering       759,000           18,201
aMetro Pacific Corp. MDI                                         Multi-Industry                 30,000              683
aPetron Corporation                                              Energy Sources                949,000          100,134
aPhilex Mining Corp., B                                          Metals & Mining             5,146,500           92,563
 Philippine Commercial International Bank Inc.                   Banking                        30,000          109,353
aPhilippine National Bank                                        Banking                        24,970           29,641
 RFM Corp.                                                       Food & Household Products     418,000           60,144
 RFM Corporation, 10.00%, cvt., pfd.                             Food & Household Products      79,090           11,380
aSoutheast Asia Cement Holdings Inc.                             Building Materials
                                                                 & Components               10,000,000           83,933
                                                                                                              ---------
                                                                                                                801,320
                                                                                                              ---------
 Poland 2.0%
 Bank Handlowy W Warszawie SA                                    Banking                         4,900           93,447
 Bank Przemyslowo-Handlowy SA                                    Banking                        13,638          977,775
 Big Bank Gdanski SA, G                                          Banking                     1,067,350        1,423,337
 Big Bank Gdanski SA, GDR                                        Banking                        12,333          239,260
 Elektrim SA                                                     Multi-Industry                 12,500          152,352
 Gorazdze SA                                                     Building Materials & Components 8,385          152,695
aImpexmetal SA, A                                                Metals & Mining                 8,603           64,393
 Mostostal Export SA                                             Construction & Housing         48,032           74,383
aOrbis SA                                                        Leisure & Tourism               3,715           33,027
 Polifarb Cieszyn Wroclaw SA                                     Chemicals                      18,149           46,843
aRolimpex SA                                                     Wholesale & International Trade49,753           85,609
 Warta SA                                                        Insurance                      27,566          490,132
 Wielkopolski Bank Kredytowy SA                                  Banking                        14,742          114,148
 Zaklady Piwowarskie W Zywcu SA                                  Beverages & Tobacco               780           93,949
aZaklady Plyt Wiorowych Grajewo AS                               Forest Products & Paper         1,800           45,168
                                                                                                              ---------
                                                                                                              4,086,518
                                                                                                              ---------
 Portugal 1.5%
 Banco Comercial Portugues SA                                    Banking                        34,450          978,185
aBanco Comercial Portugues SA, new                               Banking                        48,590        1,354,691
aBanco Espirito Santo E Comercial De Lisboa                      Banking                        25,311          739,516
                                                                                                              ---------
                                                                                                              3,072,392
                                                                                                              ---------
 Russia .1%
 Irkutskenergo                                                   Utilities Electrical & Gas    439,500           43,071
 Mosenergo                                                       Utilities Electrical & Gas  2,052,000          102,600
aRostelekom                                                      Telecommunications              2,000            4,530
 Unified Energy System                                           Utilities Electrical & Gas    610,600           78,767
                                                                                                              ---------
                                                                                                                228,968
                                                                                                              ---------
 Singapore 3.5%
 Acer Computer International Ltd.                                Electrical & Electronics      302,000          105,700
aAcer Computer International Ltd., wts.                          Electrical & Electronics       17,000            1,020
 Acma Ltd.                                                       Electrical & Electronics      302,000          182,326
 Singapore (cont.)
aAcma Ltd., wts.                                                 Electrical & Electronics       44,000          $ 2,865
 Asia Pacific Breweries Ltd.                                     Beverages & Tobacco            26,000           58,325
 British American Tobacco Co. (Singapore) Ltd.                   Beverages & Tobacco            18,000           41,551
 City Developments Ltd.                                          Construction & Housing         62,500          174,608
 Cycle & Carriage Ltd.                                           Automobiles                   149,000          363,350
 Delgro Corp.                                                    Transportation                 50,000           35,809
 First Capital Corp. Ltd.                                        Real Estate                   769,000          261,719
 Fraser and Neave Ltd.                                           Beverages & Tobacco            89,000          239,160
 G P Batteries International Ltd.                                Electrical & Electronics       49,000           89,328
aG P Batteries International Ltd., wts.                          Electrical & Electronics       16,000            8,334
 Hai Sun Hup Group Ltd.                                          Transportation              1,827,000          427,147
aHai Sun Hup Group Ltd., wts                                     Transportation                389,200           16,125
 Hinds Hotels International Ltd.                                 Leisure & Tourism             344,000          213,791
 Hong Leong Finance Ltd., fgn.                                   Financial Services             35,000           28,588
 Hour Glass Ltd.                                                 Merchandising                 100,000           17,757
aInchcape Marketing Services Ltd.                                Broadcasting & Publishing     377,000           90,373
 Inchcape Motores Ltd.                                           Wholesale & International
                                                                 Trade                         377,000          258,846
 Isetan (Singapore) Ltd.                                         Merchandising                  75,500           71,277
 Jurong Shipyard Ltd.                                            Machinery & Engineering       224,000        1,080,556
 Keppel Corp., Ltd.                                              Transportation                174,000          261,592
 MCL Land Ltd.                                                   Real Estate                   682,000          244,220
 Metro Holdings Ltd.                                             Wholesale & International
                                                                 Trade                         169,000          102,030
 Natsteel Ltd.                                                   Metals & Mining               583,000          565,919
aOsprey Maritime Ltd.                                            Transportation                359,000          165,741
 Osprey Maritime Ltd., cvt., pfd.                                Transportation                 96,120           34,136
aOverseas Union Enterprise Ltd.                                  Leisure & Tourism             232,400          342,513
 Robinson & Co., Ltd.                                            Merchandising                  33,200           84,498
 SBS Bus Service Ltd., fgn.                                      Transportation                188,500           77,542
 Sembawang Corp. Ltd.                                            Multi-Industry                421,000          495,880
 Singapore Petroleum Company, fgn.                               Chemicals                      44,000           15,756
 Times Publishing Ltd.                                           Broadcasting & Publishing      26,000           43,090
 United Industrial Corporation Ltd.                              Real Estate                 2,187,000          627,816
 United Overseas Land Ltd.                                       Real Estate                    63,000           33,933
aVan Der Horst Ltd.                                              Machinery & Engineering       119,000           21,131
 WBL Corp. Ltd.                                                  Multi-Industry                135,000           87,896
                                                                                                              ---------
                                                                                                              6,972,248
                                                                                                              ---------
 Slovak Republic .4%
 Nafta Gbely AS                                                  Utilities Electrical & Gas      7,600          108,157
 Slovnaft AS                                                     Chemicals                      28,010          550,091
 Vychodoslovenske Zeleziarne AS                                  Metals & Mining                20,000          165,082
                                                                                                              ---------
                                                                                                                823,330
                                                                                                              ---------
 South Africa 3.5%
 Aeci Ltd.                                                       Chemicals                      22,000           87,485
 Alpha Ltd.                                                      Building Materials & Components19,900          146,299
 Anglo American Industrial Corp. Ltd.                            Multi-Industry                 30,455          503,767
 Anglo-American Corp of South Africa Ltd.                        Metals & Mining                 1,000           33,417
 Anglovaal Industried Ltd.                                       Multi-Industry                 94,715          102,865
 Bonnita Holdings Ltd.                                           Food & Household Products      80,000           34,085
 BTR Dunlop Ltd.                                                 Industrial Components         656,000          232,368
 CG Smith Ltd.                                                   Multi-Industry                 73,000          198,814
 De Beers/Centenary Linked Units, Reg.                           Misc Materials & Commodities    2,000           34,820
aDel Monte Royal Foods Ltd.                                      Food & Household Products   1,762,900          795,293
 Edgars Stores Ltd.                                              Textiles & Apparel             11,203           98,272
 Engen Ltd.                                                      Energy Sources                361,029          989,286
 Kersaf Investments Ltd.                                         Leisure & Tourism             107,200          483,609
 Malbak Ltd.                                                     Multi-Industry                 30,575           20,434
 McCarthy Retail Ltd.                                            Multi-Industry                 67,466           61,999
 McCarthy Retail Ltd., cvt., zero coupon, 9/30/03                Multi-Industry                 11,837 ZAR       13,350
 Palabora Mining Co. Ltd.                                        Metals & Mining               115,000          605,273
aRainbow Chicken Ltd.                                            Food & Household Products     176,985           11,829
 South Africa (cont.)
 Rembrandt Group Ltd.                                            Multi-Industry                 18,070        $ 111,711
 Reunert Ltd.                                                    Electrical & Electronics      228,300          255,574
aSappi Ltd.                                                      Forest Products & Paper       233,851          869,371
 South African Breweries Ltd.                                    Beverages & Tobacco            19,828          404,180
 South African Iron & Steel Industrial Corp. Ltd.                Metals & Mining             2,534,412          474,276
 Sun International (South Africa) Ltd.                           Leisure & Tourism           1,079,985          359,093
 Tongaat-Hulett Group Ltd.                                       Multi-Industry                  4,800           35,489
 Toyota South Africa Limited                                     Automobiles                    22,000           79,031
 Voltex Holdings Ltd.                                            Electrical & Electronics      136,907           50,325
                                                                                                              ---------
                                                                                                              7,092,315
                                                                                                              ---------
 South Korea 1.8%
 Asia Cement Manufacturing Company Ltd.                          Building Materials
                                                                 & Components                   16,140           76,409
aBoram Bank Co. Ltd.                                             Banking                       101,230          178,424
 BYC Co. Ltd.                                                    Textiles & Apparel              2,760           75,382
aCho Hung Bank Co. Ltd.                                          Banking                       100,000           60,816
aCho Hung Bank Co. Ltd., GDR                                     Banking                        54,000           33,750
aDaegu Bank Co. Ltd.                                             Banking                       110,168          116,346
 Daewoo Electric Components Co. Ltd.                             Electronic Components
                                                                 & Instruments                   9,000           15,076
aDaewoo Electronics Co.                                          Electrical & Electronics      104,000          272,688
 Dongbu Steel Co. Ltd.                                           Metals & Mining                 7,000           14,020
 Dongkuk Steel Mill Co. Ltd.                                     Metals & Mining                33,700          117,815
 Hae In Corp. Ltd.                                               Merchandising                  10,000           40,131
 Hana Bank                                                       Banking                        12,535           45,192
 Hana Bank, GDR                                                  Banking                       117,687          417,789
 Hankook Cosmetics Co. Ltd.                                      Health & Personal Care          3,950           21,577
aHotel Shilla Co.                                                Leisure & Tourism               9,200           30,220
 Korea Electric Power Corp.                                      Utilities Electrical & Gas     20,600          219,803
aKyong Nam Bank                                                  Banking                        59,410           51,059
 LG Electronics Inc.                                             Electrical & Electronics       27,000          221,231
 LG Industrial Systems Ltd.                                      Electrical & Electronics       16,000           39,039
 Moon Bae Steel Co. Ltd.                                         Metals & Mining                 1,000            4,159
 Saehan Precision Co. Ltd.                                       Electrical & Electronics        4,234           45,331
 Samsung Display Devices Ltd.                                    Electrical & Electronics       15,259          416,761
 Samsung Electronics Co. Ltd.                                    Multi-Industry                  3,900          120,721
aSamsung Heavy Industries Co. Ltd.                               Machinery & Engineering        44,000          219,519
 Shin Poong Paper Manufacturing Co. Ltd.                         Forest Products & Paper         5,521           36,592
 Shin Young Wocoal Inc.                                          Textiles & Apparel              1,610           55,582
 Ssangyong Oil Refining Co. Ltd.                                 Energy Equipment & Services    71,640          485,253
aTong Yang Merchant Bank                                         Financial Services             88,915          218,241
                                                                                                              ---------
                                                                                                              3,648,926
                                                                                                              ---------
 Sri Lanka .1%
 National Development Bank of Sri Lanka                          Banking                       130,000          248,471
                                                                                                              ---------
 Thailand 4.7%
 Advanced Info Service Ltd., fgn.                                Telecommunications             87,300          371,489
 American Standard Sanitaryware Public Co. Ltd., fgn             Building Materials
                                                                 & Components                   30,800          123,054
 Ayudhya Insurance Public Co. Ltd., fgn.                         Insurance                      49,100          178,757
 Bangkok Bank Public Co. Ltd.                                    Banking                       921,400          947,539
 Bangkok Insurance Public Co. Ltd. BKI                           Insurance                      37,000          170,567
 Bangkok Insurance Public Co. Ltd. BKI, fgn.                     Insurance                       4,900           37,069
 Bank of Ayudhya Public Co. Ltd., fgn.                           Banking                     1,887,000          245,355
 Banpu Public Co. Ltd.                                           Energy Sources                 27,000           26,170
aChareon Pokphand Feedmill Public Co. Ltd., fgn.                 Food & Household Products     335,700          281,734
aCharoen Pokphand Feedmill Public Co. Ltd.                       Food & Household Products     149,300          109,416
aDusit Thani Public Company Ltd., fgn.                           Leisure & Tourism              74,500           71,858
aHana Microelectronics Co. Ltd.                                  Electrical & Electronics       79,782          201,813
aHana Microelectronics Co. Ltd., fgn.                            Electrical & Electronics       80,618          205,833
aHua Thai Manufacturing Public Co. Ltd.                          Textiles & Apparel             16,000           21,939
 Industrial Finance Corp. of Thailand                            Financial Services            167,000           33,163
 Industrial Finance Corp. of Thailand, fgn.                      Financial Services          1,298,700          267,109
aItalian-Thai Development Public Co. LTD., fgn.                  Construction & Housing        109,700           55,758

 Thailand (cont.)
aJasmine International Public Co. Ltd., fgn.                     Telecommunications          1,205,000        $ 391,696
aKarat Sanitaryware Public Co. Ltd., fgn.                        Building Materials
                                                                 & Components                  157,333           23,433
 Kian Gwan (Thailand) Public Co. Ltd., fgn.                      Real Estate                    50,700           59,330
aLand and House Public Co. Ltd.                                  Real Estate                   588,809          104,399
aLand and House Public Co. Ltd., fgn.                            Real Estate                   272,556           64,434
aPhatra Thanakit Public Co. Ltd., fgn.                           Financial Services          1,081,300           97,138
 Regional Container Lines Public Co. Ltd.                        Transportation                 17,992           14,036
 Regional Container Lines Public Co. Ltd., fgn.                  Transportation                294,008          278,022
 Saha Pathanapibul Public Co. Ltd., fgn.                         Food & Household Products      80,700           67,488
 Saha Union Public Co. Ltd.                                      Multi-Industry                193,300          110,816
 Saha Union Public Co. Ltd., fgn.                                Multi-Industry                483,000          294,025
aSanyo Universal Electric Public Co Ltd., fgn.                   Appliances & Household Durables47,800            9,040
aSerm Suk Public Co. Ltd.                                        Food & Household Products      46,300          218,913
aSG Asia Credit Public Co. Ltd., fgn.                            Financial Services             19,194            6,693
aSiam Cement Public Co. Ltd.                                     Building Materials
                                                                 & Components                   68,100          289,787
aSiam Cement Public Co. Ltd., fgn.                               Building Materials
                                                                 & Components                   70,100          338,071
aSiam Commercial Bank Ltd., fgn.                                 Banking                       506,800          161,745
 Siam Commercial Bank Ltd., loc.                                 Banking                       451,333          138,708
 Siam Makro Public Company Ltd., fgn.                            Merchandising                 246,000          337,305
aSino-Thai Engineering & Construction Public Co., fgn.           Construction & Housing        107,900           11,989
 Thai Airways International Public Co. Ltd., fgn.                Transportation                477,700          398,083
aThai Asahi Glass Public Co. Ltd.                                Building Materials
                                                                 & Components                  116,410            9,632
 Thai Farmers Bank Public Co. Ltd.                               Banking                     2,169,300        1,564,152
aThai Investments and Securities Ltd.                            Financial Services            364,300           43,061
 Thai Military Bank Ltd., fgn.                                   Banking                       713,100           87,662
aThai Petrochemical Industry Public Co. Ltd., fgn.               Chemicals                   1,469,520          104,221
 Thai Plastic and Chemical Co. Ltd., fgn.                        Chemicals                       2,200            4,083
 Thai Rayon Public Co. Ltd.                                      Textiles & Apparel             42,775           58,146
 Thai Rayon Public Co. Ltd., fgn.                                Textiles & Apparel              2,525            3,432
aThai Telephone & Telecommunication Public Co. Ltd.,fgn.         Telecommunications            313,100           39,230
 Thai Wacoal Public Co. Ltd., fgn.                               Textiles & Apparel             26,400           64,284
aTipco Asphalt Public Co. Ltd., fgn.                             Building Materials
                                                                 & Components                  112,000          127,092
aTotal Access Communication Public Co. Ltd.                      Telecommunications            309,000          330,630
aUnited Communications Industries, fgn.                          Telecommunications            529,700          250,449
 United Motor Works (Siam) Public Co. Ltd.                       Machinery & Engineering         4,500            2,979
                                                                                                              9,452,827
 Turkey 7.3%
 Akbank                                                          Banking                    98,347,957        3,174,897
aAkbank, new                                                     Banking                    92,984,600        2,652,714
 Alarko Sanayii ve Ticaret SA                                    Appliances & Household
                                                                 Durables                    3,833,998          241,064
aAnadolu Anonim Turk Sigorta Sirketi, br.                        Insurance                  18,049,000          308,269
 Arcelik AS                                                      Appliances & Household
                                                                 Durables                    4,497,456          211,029
 Beko Elektronik AS                                              Appliances & Household
                                                                 Durables                    5,450,005          143,206
 Borusan AS                                                      Industrial Components       1,306,000           53,926
aCimentas Izmir Cimento Fabrikasi Turk AS                        Building Materials
                                                                 & Components                8,030,175          452,149
 Erciyas Biracilik                                               Food & Household Products   3,086,000          469,155
 aEregli Demir ve Celik Fabrikalari AS                           Metals & Mining            11,713,000        1,824,660
 Izocam Ticaret ve Sanayii AS, br.                               Building Materials
                                                                 & Components               8,954,284           141,171
 Marshall Boya ve Vernik Sanayii AS                              Industrial Components         686,528           96,640
aNetas Northern Electric Telekomunic Asyon AS                    Electrical & Electronics    1,055,000          281,175
 Sabanci Holdings AS, ADR                                        Multi-Industry                228,000        3,511,200
 Tat Konserve Sanayii AS                                         Food & Household Products   3,970,928          132,662
aTofas Turk Otomobil Fabrikasi AS                                Automobiles                 6,016,025          254,055
 Turk Demir Dokum, br.                                           Appliances & Household
                                                                 Durables                    6,465,986          110,436
aTurkiye Garanti Bankasi AS                                      Banking                    14,244,330          655,004
 Vakif Finansal Kiralama AS                                      Financial Services          4,701,184           67,941
                                                                                                              ---------
                                                                                                             14,781,353
                                                                                                              ---------
 Venezuela 1.2%
 Ceramica Carabobo CA, A                                         Building Materials
                                                                 & Components                  330,484           65,767
 Ceramica Carabobo CA, A, ADR                                    Building Materials
                                                                 & Components                   29,950           59,601
 Venezuela (cont.)
 Corporacion Industrial Carbabobo Saca SIC, Class B              Building Materials
                                                                 & Components                  122,940      $     1,412
 Electricidad de Caracas                                         Utilities Electrical & Gas  1,726,005          779,857
 Industrias Ventane                                              Utilities Electrical & Gas    240,000           10,421
aManufacturera de Aparatos Domesticos, SA                        Appliances & Household
                                                                 Durables                       10,000            3,600
 Mavesa SA, ADR                                                  Food & Household Products     321,900        1,026,056
 Siderurgica Venezolana Sivensa Saica Svs., ADR, Class A         Metals & Mining                19,608          120,432
 Venezolana de Cementos-Vencemos, 1                              Building Materials
                                                                 & Components                  212,767          211,707
 Venezolana de Cementos-Vencemos, 2                              Building Materials
                                                                 & Components                  180,161          179,100
                                                                                                              ---------
                                                                                                              2,457,953
                                                                                                              ---------
 Zimbabwe .2%
 Delta Corp.                                                     Multi-Industry                221,604          145,193
 TA Holdings                                                     Multi-Industry                 25,000            1,458
 Transarchipel Shipping, Ltd.- TSL                               Multi-Industry                587,000           97,779
 Zimbabwe Sun Ltd.                                               Multi-Industry                881,488          137,041
                                                                                                              ---------
                                                                                                                381,471
                                                                                                              ---------
 Total Long Term Investments (Cost $241,278,386)                                                            152,184,457
                                                                                                              ---------


                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                         -------------
 Short Term Investments 21.8%
dU.S. Treasury Bills, 4.96% to 5.125%, with maturities to 12/17/98
 (Cost $44,004,819)                                                                        $44,874,000       44,026,282
                                                                                                              ---------
 Total Investments (Cost $285,283,205) 97.2%                                                                196,210,739
 Other Assets, less Liabilities 2.8%                                                                          5,701,202
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $201,911,941
                                                                                                              =========






See currency abbreviations on page 133.

aNon-income producing.
dSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
iQuantity shown represents principal amount in currency indicated.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                 SHARES/
 TEMPLETON GLOBAL ASSET ALLOCATION FUND                                       COUNTRY            RIGHTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks and Rights 58.5%
 Aerospace & Military Technology 1.9%
 Kaman Corp., Class A                                                        United States       40,300       $ 766,959
 Raytheon Co., Class A                                                       United States       17,615       1,015,064
                                                                                                              ---------
                                                                                                              1,782,023
                                                                                                              ---------
 Appliances & Household Durables .5%
 Laox Co., Ltd.                                                                  Japan           70,000         431,243
                                                                                                              ---------
 Automobiles .2%
 General Motors Corp.                                                        United States        2,700         180,394
                                                                                                              ---------
 Banking 2.7%
 Alpha Credit Bank                                                              Greece            3,832         310,623
aAlpha Credit Bank, rts.                                                        Greece            3,832           6,801
 Bangkok Bank Public Co., Ltd., fgn.                                           Thailand         312,000         383,546
 Banque Nationale de Paris                                                      France            9,193         751,132
 Credit Suisse Group                                                          Switzerland         4,085         908,945
aKorea Long Term Credit Bank                                                  South Korea        35,013          65,028
 PT Bank Bali, fgn.                                                            Indonesia        247,500          14,215
aPT Lippo Bank, fgn.                                                           Indonesia        325,000          16,470
aShinhan Bank                                                                 South Korea        33,947         112,743
                                                                                                              ---------
                                                                                                              2,569,503
                                                                                                              ---------
 Building Materials & Components 2.2%
 Caradon, Plc.                                                              United Kingdom      295,300         916,438
aGujarat Ambuja Cements, Ltd.                                                    India           35,600         219,439
 Gujarat Ambuja Cements, Ltd., GDR                                               India           14,600          70,445
 Suez Cement Co.                                                                 Egypt           45,299         836,596
                                                                                                              ---------
                                                                                                              2,042,918
                                                                                                              ---------
 Business & Public Services 1.2%
 Columbia HCA Healthcare Corp.                                               United States       13,600         396,100
aHumana, Inc.                                                                United States       18,200         567,612
 SGS Societe Generale de Surveillance Holdings, SA, Class B                   Switzerland           115         194,927
                                                                                                              ---------
                                                                                                              1,158,639
                                                                                                              ---------
 Chemicals 1.1%
 Beijing Yanhua Petrochemical Co., Ltd., ADR                                     China           69,740         418,440
 Rhone-Poulenc SA, Class A                                                      France            9,870         556,677
 Shanghai Petrochemical Co., Ltd., Class H                                       China          834,000          93,640
                                                                                                              ---------
                                                                                                              1,068,757
                                                                                                              ---------
 Data Processing & Reproduction 1.9%
a3com Corp.                                                                  United States       25,400         779,462
aBay Networks, Inc                                                           United States       33,026       1,065,088
                                                                                                              ---------
                                                                                                              1,844,550
                                                                                                              ---------
 Electrical & Electronics 3.4%
 General Electric Co., Plc.                                                 United Kingdom      141,100       1,218,328
 Motorola, Inc.                                                              United States        4,310         226,544
 Philips Electronics, NV                                                      Netherlands        11,300         949,907
 Tadiran, Ltd., Sponsored ADR                                                   Israel           26,058         863,171
                                                                                                              ---------
                                                                                                              3,257,950
                                                                                                              ---------
 Energy Equipment & Services .7%
 Sun Co., Inc.                                                               United States       17,500         679,219
                                                                                                              ---------
 Energy Sources .8%
 MOL Magyar Olay - Es Gazipari RT, GDS                                          Hungary          12,107         326,284
 Rao Gazprom, ADR, Reg S                                                        Russia           14,201         158,696
 Societe Elf Aquitaine, SA                                                      France            1,805         253,763
                                                                                                              ---------
                                                                                                                738,743
                                                                                                              ---------
 Financial Services 3.6%
 Axa-UAP, SA                                                                    France           14,631     $ 1,645,564
 Banca Fideuram, SpA                                                             Italy           74,700         426,671
 Merrill Lynch & Co., Inc.                                                   United States        6,100         562,725
 Morgan Stanley, Dean Witter Discovery & Co.                                 United States        9,000         822,375
                                                                                                              ---------
                                                                                                              3,457,335
                                                                                                              ---------
 Food & Household Products 1.4%
 Archer-Daniels Midland Co.                                                  United States       28,140         545,212
 IBP, Inc.                                                                   United States       43,300         784,812
                                                                                                              ---------
                                                                                                              1,330,024
                                                                                                              ---------
 Forest Products & Paper 1.7%
aAsia Pacific Resources International Holdings, Ltd., Class A                  Indonesia         33,775          61,217
 Cartiere Burgo, SpA                                                             Italy           34,500         274,556
 Enso OY, Class R                                                               Finland          10,000         107,538
 Georgia Pacific Corp.                                                       United States        2,500         147,344
 Mo Och Domsjoe AB, Class B                                                     Sweden            9,575         273,746
aRepap Enterprises, Inc.                                                        Canada        4,876,190         795,815
                                                                                                              ---------
                                                                                                              1,660,216
                                                                                                              ---------
 Industrial Components 1.8%
 BTR, Plc.                                                                  United Kingdom      347,994         992,874
 Goodyear Tire & Rubber Co.                                                  United States        3,600         231,975
 Madeco Manufacturera de Cobre, SA, ADR                                          Chile           18,685         164,662
 Yamato Kogyo Co., Ltd.                                                          Japan           37,000         271,931
                                                                                                              ---------
                                                                                                              1,661,442
                                                                                                              ---------
 Insurance 7.6%
 Ace, Ltd.                                                                      Bermuda          25,200         982,800
 HIH Winterthur International Holdings, Ltd.                                   Australia        458,261         808,766
 ING Groep, NV                                                                Netherlands         5,097         333,753
 National Mutual Asia, Ltd.                                                    Hong Kong        489,000         312,385
 Partnerre, Ltd.                                                                Bermuda          17,500         892,500
 Reinsurance Australia Corporation, Ltd.                                       Australia        305,100         778,781
 Scor                                                                           France           18,000       1,141,747
 Torchmark Corp.                                                             United States       14,000         640,500
 UNUM Corp.                                                                  United States        8,000         444,000
 Zuerich Versicherung                                                         Switzerland         1,390         887,078
                                                                                                              ---------
                                                                                                              7,222,310
                                                                                                              ---------
 Leisure & Tourism .3%
 Mandarin Oriental International, Ltd.                                         Singapore        524,000         298,680
                                                                                                              ---------
 Machinery & Engineering .5%
 Makita Corp.                                                                    Japan           38,000         437,814
                                                                                                              ---------
 Merchandising 3.3%
 Best Denki Co., Ltd.                                                            Japan           17,000          99,218
aCifra, SA de CV                                                                Mexico          107,403         161,355
 Coles Myer, Ltd.                                                              Australia         60,707         236,834
 David Jones, Ltd.                                                             Australia        345,909         396,277
 Hudson's Bay Co.                                                               Canada           20,200         462,915
 Matsuzakaya Co., Ltd.                                                           Japan           80,000         357,387
 Somerfield, Plc.                                                           United Kingdom      222,600       1,420,638
                                                                                                              ---------
                                                                                                              3,134,624
                                                                                                              ---------
 Metals & Mining 2.7%
 Angang New Steel Company Ltd., Class H, 144A                                    China        2,022,000         187,884
 Anglo American Platinum Corp., Ltd.                                         South Africa           402           4,332
 British Steel, Plc.                                                        United Kingdom      206,500         455,662
 Companhia Siderurgica Nacional                                                 Brazil       16,300,000         408,416
 Metals & Mining (cont.)
 Companhia Siderurgica Nacional, Sponsored ADR                                  Brazil            7,700       $ 188,650
 Elkem, AS                                                                      Norway           49,700         595,869
 Industrias Penoles, SA                                                         Mexico          168,200         533,463
 Pohang Iron & Steel Co., Ltd.                                                South Korea         6,690         223,557
                                                                                                              ---------
                                                                                                              2,597,833
                                                                                                              ---------
 Miscellaneous Materials & Commodities
 Korea Chemical Co., Ltd.                                                     South Korea         1,580          22,555
                                                                                                              ---------
 Multi-Industry 5.1%
 Alfa, SA de CV, Class A                                                        Mexico          127,251         528,206
 Broken Hill Proprietary Co., Ltd.                                             Australia         75,894         641,513
 Cheung Kong Holdings, Ltd.                                                    Hong Kong        172,000         845,727
 Elementis, Plc.                                                            United Kingdom       79,859         205,197
 Hutchison Whampoa, Ltd.                                                       Hong Kong         79,000         416,991
 La Cemento Nacional, SA, Sponsored GDR                                         Ecuador             400          64,000
 La Cemento Nacional, SA, Sponsored GDR, 144A                                   Ecuador           1,400         224,000
aMetro Pacific Corp., MDI                                                     Philippines     4,426,706         100,848
 Pilkington, Plc.                                                           United Kingdom      454,300         841,381
aSaab AB, Class B                                                               Sweden           42,900         451,868
 Swire Pacific Ltd., Class B                                                   Hong Kong        945,000         567,102
                                                                                                              ---------
                                                                                                              4,886,833
                                                                                                              ---------
 Real Estate 2.7%
 Highwood Properties, Inc.                                                   United States       16,600         536,387
 Hon Kwok Land Investment Co., Ltd.                                            Hong Kong      1,226,456         128,208
aIntrawest Corp.                                                                Canada           15,200         302,336
 Post Properties, Inc.                                                       United States        7,600         292,600
 The Rouse Co.                                                               United States       13,500         424,406
 Summit Properties, Inc.                                                     United States       15,000         284,062
 Unibail Union du Credit Bail Immobilier                                        France            2,500         323,354
 Weeks Corp.                                                                 United States        7,500         237,188
                                                                                                              ---------
                                                                                                              2,528,541
                                                                                                              ---------
 Recreation & Other Consumer Goods 1.0%
 Nintendo Co., Ltd.                                                              Japan            7,000         654,177
 Yue Yuen Industrial Holdings, Ltd.                                            Hong Kong        190,140         339,860
                                                                                                              ---------
                                                                                                                994,037
                                                                                                              ---------
 Telecommunications 3.8%
 AT&T Corp.                                                                  United States        7,000         399,875
 British Telecommunications, Plc.                                           United Kingdom       65,000         807,972
 Hong Kong Telecommunications, Ltd.                                            Hong Kong        436,000         818,703
 Rostelecom, ADR                                                                Russia           25,300         338,387
 Telecom Argentina Stet-France SA, Sponsored ADR                               Argentina          4,000         119,250
 Telefonica de Argentina SA, Class B, ADR                                      Argentina         25,000         810,938
 Telefonos de Mexico SA (Telmex), Class L, ADR                                  Mexico            6,709         322,451
                                                                                                              ---------
                                                                                                              3,617,576
                                                                                                              ---------
 Textiles & Apparel .6%
aFruit of the Loom Inc., Class A                                             United States       12,450         413,184
aYizheng Chemical Fibre Co., Ltd., Class H                                       China        1,332,000         146,117
                                                                                                              ---------
                                                                                                                559,301
                                                                                                              ---------
 Transportation 2.4%
 Danzas Holdings, AG                                                          Switzerland         1,905         512,421
 Great Eastern Shipping Co., Ltd., GDR, 144A                                     India           86,700         340,297
aLandstar System, Inc.                                                       United States       13,000         454,187
 Sea Containers, Ltd., Class A                                              United Kingdom        7,000         267,750

 Transportation (cont.)
 Singapore Airlines, Ltd., fgn.                                                Singapore        102,000       $ 476,946
 Tranz Rail Holdings, Ltd., Sponsored ADR                                     New Zealand        40,380         267,518
                                                                                                              ---------
                                                                                                              2,319,119
                                                                                                              ---------
 Utilities Electrical & Gas 3.4%
 Entergy Corp.                                                               United States       30,200         868,250
 Evn Energie-Versorgung Niederoesterreich AG                                    Austria           3,000         448,937
 Gas y Electricidad, SA                                                          Spain            4,300         327,507
 Hong Kong Electric Holdings, Ltd.                                             Hong Kong        130,000         402,653
 Korea Electric Power Corp.                                                   South Korea        39,730         423,922
 Mosenergo, ADR                                                                 Russia           21,297         106,485
 Mosenergo, ADR, 144A                                                           Russia           30,000         150,000
 National Grid Holdings, Plc.                                               United Kingdom       79,730         539,768
                                                                                                              ---------
                                                                                                              3,267,522
                                                                                                              ---------
 Total Common Stocks and Rights (Cost $51,836,818)                                                           55,749,701
                                                                                                              ---------
 Preferred Stocks 3.2%
 Banco Bradesco, SA, pfd.                                                       Brazil      121,758,350       1,015,881
 Cia Energetica de Minas Gerais, pfd., ADR                                      Brazil            9,178         285,680
 Cia Vale do Rio Doce, pfd.                                                     Brazil           13,400         266,471
 Cia Vale do Rio Doce, pfd., ADR                                                Brazil           15,100         300,277
 Coteminas Cia Tecidos Norte de Minas (CTNM), pfd.                              Brazil          599,000          84,158
 Empresa Nacional de Comercio Redito Participacoe, pfd.                         Brazil          275,000             690
 Intrawest Corp., non resort pfd.                                               Canada           13,679          27,441
 Petrobras Distribuidora, SA, pfd.                                              Brazil       19,319,300         267,591
 Petrobras-Petroleo Brasileiro, SA, pfd.                                        Brazil        3,401,000         632,211
 Usinas Siderugicas de Minas Gerais, pfd., Sponsored ADR                        Brazil           28,300         144,363
                                                                                                              ---------
 Total Preferred Stocks (Cost $3,611,612)                                                                     3,024,763
                                                                                                              ---------


                                                                               PRINCIPAL
                                                                                AMOUNT*
                                                                             -------------
 Bonds 29.1%
 Bepensa SA, 144A, 9.75%, 9/30/0                                                Mexico        $ 110,000         107,250
 Bridas Corp., Yankee, 12.50%, 11/18/99                                        Argentina        100,000         105,250
 Buoni Poliennali Del Tes,
   10.50%, 7/15/00                                                               Italy    1,125,000,000 ITL     705,423
   7.75%, 11/01/06                                                               Italy    1,400,000,000 ITL     935,434
 Cemex, SA, 144A, 10.75%, 7/15/00                                               Mexico          200,000         210,500
 Centrais Electricas Brasileiras, SA, senior unsubordinated notes,
  144A, 10.00%, 10/30/98                                                        Brazil          150,000         149,250
 Federal Republic of Germany, 5.25%, 2/21/01                                    Germany       1,200,000 DEM     683,102
 Government of Australia, 9.50%, 8/15/03                                       Australia      1,096,000 AUD     802,294
 Government of Belgium, 6.25%, 3/28/07                                          Belgium      27,350,000 BEF     804,183
 Government of Canada, deb.,
   Series A32, 10.50%, 07/01/00                                                 Canada          917,000 CAD     684,097
   Series A37, 10.50%, 3/01/01                                                  Canada          182,000 CAD     139,463
   Series J25, 10.00%, 5/01/02                                                  Canada        1,025,000 CAD     807,907
 Government of France, 5.50%, 4/25/07                                           France        3,490,000 FRF     607,200
 Government of Italy, cvt. bonds, 5.00%, 6/28/01                                 Italy          890,000       1,480,737
 Government of Netherlands, Series 1 & 2, 7.00%, 3/15/99                      Netherlands       500,000 NLG     251,081
 Government of New Zealand, 6.50%, 2/15/00                                    New Zealand       610,000 NZD     313,484
 Kingdom of Denmark,
   bonds, 8.00%, 5/15/03                                                        Denmark       3,065,000 DKK     509,734
   7.00%, 12/15/04                                                              Denmark       3,000,000 DKK     488,585
 Kingdom of Sweden, bonds, Series 1033, 10.25%, 5/05/03                         Sweden        5,000,000 SEK     777,308
 Minfin of Russia,
   144A, 10.00%, 6/26/07                                                        Russia          180,000         132,525
   Reg S, 10.00%, 6/26/07                                                       Russia          260,000         191,425
 PT Indah Kiat Financial Mauritius, 10.00%, 7/01/07                            Indonesia      $ 300,000       $ 213,000
 Pera Financial Services, 9.375%, 10/15/02                                      Turkey          120,000         109,866
 Phillipine Long Distance Telephone Co., 9.25%, 6/30/06                       Philippines       270,000         263,250
 Poland Communications Inc., 9.875%, 11/01/03                                   Poland          400,000         390,000
 Protexa Construcciones, SA de CV, 144A, 12.125%, 7/24/02                       Mexico          100,000          90,500
 Republic of Argentina,
   9.25%, 2/23/01                                                              Argentina        900,000         920,250
   8.75%, 5/09/02                                                              Argentina        100,000          95,300
   notes, Series REGS, 11.75%, 2/12/07                                         Argentina        100,000 ARS      94,509
   unsecured notes, 11.375%, 1/30/17                                           Argentina        200,000         213,500
   9.75%, 9/19/27                                                              Argentina        540,000         500,850
 Republic of Brazil,
   notes, 8.875%, 11/05/01                                                      Brazil          100,000          99,850
   cvt., Series L, FRN, 4/15/12                                                 Brazil          775,000         543,469
   Series C, 8.00%, 4/15/14                                                     Brazil          116,022          86,130
   bonds, 10.125%, 5/15/27                                                      Brazil          425,000         367,306
 Republic of Ecuador,
   11.25%, 4/25/02                                                              Ecuador         450,000         461,812
   144A, 11.25%, 4/25/02                                                        Ecuador         275,000         282,219
 Republic of Turkey, 144A, 10.00%, 9/19/97                                      Turkey          520,000         504,400
 Republic of Venezuela,
   senior unsubordinated deb., 9.125%, 6/18/07                                 Venezuela        600,000         559,500
   144A, 9.125%, 6/18/07                                                       Venezuela        100,000          93,250
   9.25%, 9/15/27                                                              Venezuela      1,333,000       1,027,243
 Sei Holdings IX, Inc., 144A, 11.00%, 11/30/00                            Trinidad and Tobago   170,000         183,007
 Treuhandanstalt, 7.50%, 9/09/04                                                Germany       2,090,000 DEM   1,336,789
 United Kingdom,
   8.00%, 12/07/00                                                          United Kingdom      490,000 GBP     837,239
   7.50%, 12/07/06                                                          United Kingdom      280,000 GBP     513,753
 United Mexican States,
   notes, 9.75%, 2/06/01                                                        Mexico          620,000         647,435
   bonds, 11.375%, 9/15/16                                                      Mexico          430,000         479,558
 U.S. Treasury Bond, 6.375%, 8/15/02                                         United States      275,000         283,422
 U.S. Treasury Notes,
   8.50%, 2/15/00                                                            United States      880,000         920,151
   6.25%, 8/31/00                                                            United States    1,010,000       1,025,151
   6.625%, 4/30/02                                                           United States    1,385,000       1,436,073
   7.25%, 8/15/04                                                            United States      596,000         648,896
   6.125%, 8/15/07                                                           United States    1,008,000       1,049,581
   6.125%, 11/15/27                                                          United States      489,000         524,147
                                                                                                              ---------
 Total Bonds (Cost $28,214,363)                                                                              27,687,638
                                                                                                              ---------
 Total Long Term Investments (Cost $83,662,793)                                                              86,462,102
                                                                                                              ---------
gRepurchase Agreements 8.3%
 Dresdner Bank AG, 5.65%, 7/01/98 (Maturity Value $3,925,616)
 Collateralized by U.S. Treasury Notes & Bonds                               United States    3,925,000       3,925,000
 Swiss Bank Corp., 5.96%, 7/01/98 (Maturity Value $3,960,656)
 Collateralized by U.S. Treasury Notes & Bonds                               United States    3,960,000       3,960,000
                                                                                                              ---------
 Total Repurchase Agreements (Cost $7,885,000)                                                                7,885,000
                                                                                                              ---------
 Total Investments (Cost $91,547,793) 99.1%                                                                  94,347,102
 Net Equity in Forward Contracts                                                                                 10,039
 Other Assets, less Liabilities .9%                                                                             823,629
                                                                                                              ---------
 Net Assets 100.0%                                                                                          $95,180,770
                                                                                                              =========






See currency abbreviations on page 133.

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
gSee Note 1(c) regarding repurchase agreements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                   SHARES/
 TEMPLETON GLOBAL GROWTH FUND                                                         COUNTRY      RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks and Rights 83.3%
 Aerospace & Military Technology 2.5%
aFairchild Corp., Class A                                                          United States   204,957  $ 4,137,569
aGeneral Motors Corp., Class H                                                     United States    66,000    3,110,250
 Raytheon Co., A                                                                   United States   222,644   12,829,861
                                                                                                              ---------
                                                                                                             20,077,680
                                                                                                              ---------
 Appliances & Household Durables .2%
 Fisher & Paykel Industries, Ltd.                                                   New Zealand    594,959    1,513,333
                                                                                                              ---------
 Automobiles 4.1%
 Autoliv, Inc.                                                                        Sweden       246,100    7,869,127
 Fiat, SpA                                                                             Italy     1,919,720    8,428,171
 Ford Motor Co.                                                                    United States    90,000    5,310,000
 General Motors Corp.                                                              United States    60,000    4,008,750
 Volkswagen, AG                                                                       Germany        6,300    6,055,679
 Volvo, AB, Class B                                                                   Sweden        68,000    2,025,104
                                                                                                              ---------
                                                                                                             33,696,831
                                                                                                              ---------
 Banking 1.7%
 Alpha Credit Bank                                                                    Greece        45,333    3,674,676
 Alpha Credit Bank, 144A                                                              Greece         7,333      594,441
aAlpha Credit Bank, rts.                                                              Greece        45,332       80,450
aAlpha Credit Bank, rts., 144A                                                        Greece         7,333       12,492
 Credit Suisse Group, reg.                                                          Switzerland      5,475    1,218,231
 Guoco Group, Ltd.                                                                   Hong Kong   1,633,000    1,717,594
 HSBC Holdings, Plc.                                                                 Hong Kong       2,878       70,384
aKookmin Bank                                                                       South Korea    293,928    1,091,792
aShinhan Bank                                                                       South Korea    130,116      432,141
 Singapore Finance Ltd., fgn.                                                        Singapore   1,141,000      540,278
 Unibanco Uniao de Bancos Brasileiros, SA, GDR                                        Brazil       149,000    4,395,500
                                                                                                              ---------
                                                                                                             13,827,979
                                                                                                              ---------
 Broadcasting & Publishing .6%
 Cordiant, Plc.                                                                   United Kingdom   727,500    1,608,332
 Houghton Mifflin Co.                                                              United States   105,600    3,352,800
                                                                                                              ---------
                                                                                                              4,961,132
                                                                                                              ---------
 Building Materials & Components 1.6%
 Caradon, Plc.                                                                    United Kingdom 2,752,600    8,542,457
 Owens Corning                                                                     United States   100,600    4,105,738
 Siam City Cement Public Co., Ltd., fgn.                                             Thailand      771,063      546,853
                                                                                                              ---------
                                                                                                             13,195,048
                                                                                                              ---------
 Business & Public Services 2.0%
aHumana, Inc.                                                                      United States   250,000    7,796,875
 Lex Service, Plc.                                                                United Kingdom   466,666    3,869,807
 SGS Societe Generale de Surveillance Holdings, Class B                             Switzerland      3,000    5,085,047
                                                                                                              ---------
                                                                                                             16,751,729
                                                                                                              ---------
 Chemicals 1.5%
 Courtaulds, Plc.                                                                 United Kingdom 1,554,900   11,557,846
 European Vinyls Corporation Evc International, NV                                  Netherlands     56,500      986,014
                                                                                                              ---------
                                                                                                             12,543,860
                                                                                                              ---------
 Construction & Housing .3%
 Daito Trust Construction Co.                                                          Japan       274,700    2,078,286
                                                                                                              ---------
 Data Processing & Reproduction 1.5%
a3com Corp.                                                                        United States   110,700    3,397,106
aBay Networks, Inc                                                                 United States   230,000    7,417,500
 aNewbridge Networks Corp.                                                            Canada        74,000    1,771,375
                                                                                                              ---------
                                                                                                             12,585,981
                                                                                                              ---------
 Electrical & Electronics 3.8%
 ABB, AB, Class A                                                                     Sweden       350,000  $ 4,959,310
 Catic Shenzhen Holdings, Ltd.                                                         China     9,945,000      847,082
 Dongfang Electrical Machinery Co., Ltd., Class H                                      China     5,506,000      397,925
aDSC Communications Corp.                                                          United States    84,800    2,544,000
 General Electric Co., Plc.                                                       United Kingdom 1,160,300   10,018,608
 Hitachi, Ltd.                                                                         Japan       603,500    3,935,350
 Matsushita Electric Industrial Co., Ltd.                                              Japan       200,000    3,213,604
 Motorola, Inc.                                                                    United States   100,000    5,256,250
                                                                                                              ---------
                                                                                                             31,172,129
                                                                                                              ---------
 Electronic Components & Instruments .5%
 BICC, Plc.                                                                       United Kingdom 1,397,152    3,053,808
aNanjing Panda Electronics Co., Ltd.                                                   China    17,794,000    1,067,833
                                                                                                              ---------
                                                                                                              4,121,641
                                                                                                              ---------
 Energy Sources 3.9%
 MOL Magyar Olay - Es Gazipari RT, GDS                                                Hungary      256,358    6,908,848
aPetron Corp., fgn.                                                                 Philippines  8,101,033      854,785
aRanger Oil, Ltd.                                                                     Canada       229,150    1,643,965
aRenaissance Energy, Ltd.                                                             Canada        94,200    1,412,472
 Societe Elf Aquitaine, SA                                                            France        41,972    5,900,794
 Transportadora de Gas del Sur, SA, Class B, Sponsored ADR                           Argentina     386,900    4,449,350
 Valero Energy Corp., new                                                          United States    81,000    2,693,250
 YPF Sociedad Anonima, ADR                                                           Argentina     257,700    7,747,106
                                                                                                              ---------
                                                                                                             31,610,570
                                                                                                              ---------
 Financial Services 4.5%
 Associates First Capital Corp., Class A                                           United States    23,587    1,813,251
 Axa-UAP, SA                                                                          France       157,102   17,669,428
 Banca Fideuram, SpA                                                                   Italy       488,700    2,791,354
 India Fund, Class B                                                                   India       720,000      925,017
 Industrial Credit & Investment Corp. of India, GDR, 144A                              India       396,700    4,021,546
 Morgan Stanley, Dean Witter Discovery & Co.                                       United States   103,100    9,420,763
                                                                                                              ---------
                                                                                                             36,641,359
                                                                                                              ---------
 Food & Household Products 4.2%
 Archer-Daniels Midland Co.                                                        United States   595,300   11,533,938
aExpress Dairies, Plc.                                                            United Kingdom 1,104,398    3,068,079
 IBP, Inc.                                                                         United States   272,543    4,939,842
 Northern Foods, Plc.                                                             United Kingdom 2,208,797    8,034,133
 Oshawa Group Ltd., Class A                                                           Canada       384,200    6,923,464
 Showa Sangyo Co.                                                                      Japan        17,000       32,338
                                                                                                              ---------
                                                                                                             34,531,794
                                                                                                              ---------
 Forest Products & Paper 3.6%
aAsia Pacific Resources International Hldgs. Ltd., Class A                           Indonesia     534,975      969,642
 Assidomaen, AB                                                                       Sweden       192,100    5,588,434
 Carter Holt Harvey, Ltd.                                                           New Zealand    940,712      820,384
 Enso OY, Class R                                                                     Finland      559,700    6,018,883
 Georgia Pacific Corp.                                                             United States    34,000    2,003,875
 Georgia Pacific Timber Group                                                      United States    34,000      784,125
 Metsa Serla OY, Class B                                                              Finland      270,000    2,608,244
 Munksjo, AB                                                                          Sweden       722,500    7,066,546
 Primex Forest Products, Ltd.                                                         Canada       195,000      928,224
 UPM-Kymmene Corp.                                                                    Finland       88,000    2,341,769
                                                                                                              ---------
                                                                                                             29,130,126
                                                                                                              ---------
 Health & Personal Care 2.4%
 Medeva, Plc.                                                                     United Kingdom 1,614,200    4,605,536
 Nycomed Amersham, Plc.                                                           United Kingdom   521,694    3,875,230
 Health & Personal Care (cont.)
 Pacific Chemical Co., Ltd.                                                         South Korea    100,000    $ 910,415
 Pharmacia & Upjohn                                                                United States   218,900   10,096,763
                                                                                                              ---------
                                                                                                             19,487,944
                                                                                                              ---------

 Industrial Components 1.6%
 BTR Plc.                                                                         United Kingdom 3,139,175    8,956,501
aBTR Plc., B                                                                      United Kingdom   135,000       77,710
 BTR Plc., fgn.                                                                   United Kingdom   109,688      296,148
 Yamato Kogyo Co., Ltd.                                                                Japan       466,000    3,424,866
                                                                                                              ---------
                                                                                                             12,755,225
                                                                                                              ---------
 Insurance 6.4%
 Ace, Ltd.                                                                            Bermuda      121,500    4,738,500
 HIH Winterthur International Holdings, Ltd.                                         Australia   2,244,429    3,961,100
 ING Groep, NV                                                                      Netherlands    105,188    6,887,740
 Partnerre, Ltd.                                                                      Bermuda      127,900    6,522,900
 Reliastar Financial Corp.                                                         United States    48,000    2,304,000
 Torchmark Corp.                                                                   United States   240,000   10,980,000
 UNUM Corp.                                                                        United States    81,100    4,501,050
 Zuerich Versicherung                                                               Switzerland     19,500   12,444,620
                                                                                                              ---------
                                                                                                             52,339,910
                                                                                                              ---------
 Leisure & Tourism 1.3%
 Kuoni Reisen Holding, AG, Class B                                                  Switzerland      2,200   10,921,677
                                                                                                              ---------

 Machinery & Engineering 1.5%
 Laird Group, Plc.                                                                United Kingdom 1,178,900    5,487,922
 Makita Corp.                                                                          Japan       154,000    1,774,298
 VA Technologie AG                                                                    Austria       25,900    3,222,458
 Valmet (OY)                                                                          Finland       98,500    1,698,384
                                                                                                              ---------
                                                                                                             12,183,062
                                                                                                              ---------
 Merchandising 2.4%
 Best Denki Co., Ltd.                                                                  Japan        65,000      379,364
 Coles Myer Ltd., Class A                                                            Australia   1,070,971    4,178,144
 The Limited, Inc.                                                                 United States    97,902    3,243,004
 Matsuzakaya Co., Ltd.                                                                 Japan        51,000      227,834
 Sa des Galeries Lafayette                                                            France         5,388    5,373,741
 Safeway, Plc.                                                                    United Kingdom   231,198    1,517,943
 W.H. Smith Group                                                                 United Kingdom   513,810    4,569,372
                                                                                                              ---------
                                                                                                             19,489,402
                                                                                                              ---------
 Metals & Mining 4.4%
 Anglo American Platinum Corp., Ltd.                                               South Africa    377,265    4,065,763
 Boehler Uddeholm, AG                                                                 Austria       93,200    6,157,556
 Chongqing Iron & Steel, Ltd., Class H                                                 China     9,783,000      909,036
 Companhia Siderurgica Nacional                                                       Brazil   129,100,000    3,234,755
 Industrias Penoles, SA                                                               Mexico       178,200      565,179
 Ingwe Coal Corp., Ltd.                                                            South Africa  1,243,800    3,532,932
 Outokumpu OY, Class A                                                                Finland      342,200    4,366,029
 Pechiney SA, ADR                                                                     France       112,708    2,278,815
 Pechiney SA, Class A                                                                 France        84,279    3,394,300
 Pohang Iron & Steel Co., Ltd.                                                      South Korea    100,000    3,341,661
 RGC, Ltd.                                                                           Australia   1,074,643    1,064,754
 WMC, Ltd.                                                                           Australia   1,040,856    3,132,507
                                                                                                              ---------
                                                                                                             36,043,287
                                                                                                              ---------
 Multi-Industry 4.1%
 Broken Hill Proprietary Co., Ltd.                                                   Australia     564,031    4,767,610
 Cheung Kong Holdings, Ltd.                                                          Hong Kong     800,000    3,933,614
 Multi-Industry (cont.)
 Hutchison Whampoa, Ltd.                                                             Hong Kong   1,523,000  $ 8,038,962
 Jardine Strategic Holdings Ltd.                                                     Hong Kong     800,000    1,520,000
 La Cemento Nacional SA, Sponsored GDR                                                Ecuador          400       64,000
 La Cemento Nacional SA, Sponsored GDR, 144A                                          Ecuador        3,600      576,000
aMetro Pacific Corp.                                                                Philippines 61,356,666    1,397,814
 Pacific Dunlop, Ltd.                                                                Australia   2,149,000    3,473,298
 Saha Union Public Co., Ltd., fgn.                                                   Thailand    4,138,400    2,519,239
 Swire Pacific Ltd., Class A                                                         Hong Kong   1,661,000    6,270,068
 Swire Pacific Ltd., Class B                                                         Hong Kong   1,304,000      782,541
                                                                                                              ---------
                                                                                                             33,343,146
                                                                                                              ---------
 Real Estate 4.3%
 China Resources Beijing Land, Ltd.                                                    China     4,652,000    1,500,916
 General Growth Properties                                                         United States    89,000    3,326,375
 Hang Lung Development Co., Ltd.                                                     Hong Kong   1,418,000    1,409,106
 Highwood Properties, Inc.                                                         United States   164,900    5,328,331
 Intrawest Corp.                                                                      Canada       119,700    2,380,895
 Inversiones y Representacion                                                        Argentina   1,136,091    3,340,442
 Inversiones y Representacion, GDR                                                   Argentina       2,332       67,920
 National Health Investors, Inc.                                                   United States   123,400    4,087,625
 New World Development Co., Ltd.                                                     Hong Kong   1,639,000    3,172,831
 The Rouse Co.                                                                     United States    80,000    2,515,000
 Unibail Union du Credit Bail Immobilier                                              France        32,029    4,142,686
 Weeks Corp.                                                                       United States   115,000    3,636,875
                                                                                                              ---------
                                                                                                             34,909,002
                                                                                                              ---------
 Recreation & Other Consumer Goods .1%
 Fila Holding, SpA, ADR                                                                Italy        60,600      909,000
                                                                                                              ---------

 Telecommunications 5.7%
 AT&T Corp.                                                                        United States    60,300    3,444,637
 British Telecommunications, Plc.                                                 United Kingdom 1,091,388   13,566,324
 Hong Kong Telecommunications, Ltd.                                                  Hong Kong   3,411,600    6,406,161
 PT Indosat, Sponsored ADR                                                           Indonesia      31,100      345,988
 Tele Danmark, AS, Class B                                                            Denmark      110,200   10,576,123
 Telecom Argentina Stet-France, SA, Sponsored ADR                                    Argentina     100,000    2,981,250
 Telefonos de Mexico, SA, (Telmex), Class L, Sponsored ADR                            Mexico        92,900    4,465,006
 U.S. West Inc.                                                                    United States    94,200    4,427,400
                                                                                                              ---------
                                                                                                             46,212,889
                                                                                                              ---------
 Textiles & Apparel 1.3%
aAbercrombie & Fitch Co., A                                                        United States     1,338       58,872
 Courtaulds Textiles, Plc.                                                        United Kingdom   734,300    3,553,025
 Dawson International, Plc.                                                       United Kingdom 1,434,880    1,029,463
aFruit of the Loom, Inc., Class A                                                  United States   136,500    4,530,094
 Tae Kwang Industrial Co., Ltd.                                                     South Korea      1,000      233,066
aYizheng Chemical Fibre Co., Ltd., Class H                                             China    13,356,000    1,465,116
                                                                                                              ---------
                                                                                                             10,869,636
                                                                                                              ---------
 Transportation 2.4%
 Danzas Holding, AG                                                                 Switzerland     15,410    4,145,095
 Helikopter Services Group, ASA                                                       Norway       180,600    1,835,772
 Koninklijke Frans Maas Groep, NV                                                   Netherlands     51,470    1,910,326
 Koninklijke Nedlloyd, NV                                                           Netherlands    260,670    5,292,337
aLandstar System, Inc.                                                             United States    48,900    1,708,444
 Shun Tak Holdings                                                                   Hong Kong   3,600,000      353,096
 Singapore Airlines Ltd., fgn.                                                       Singapore     944,600    4,416,893
                                                                                                              ---------
                                                                                                             19,661,963
                                                                                                              ---------
 Utilities Electrical & Gas 8.9%
 BG, Plc.                                                                         United Kingdom 1,214,294  $ 7,025,335
aCentrica, Plc.                                                                   United Kingdom 1,376,200    2,324,895
 Electrabel, SA                                                                       Belgium       40,900   11,596,211
 Entergy Corp.                                                                     United States   283,900    8,162,125
 Evn Energie-Versorgung Niederoesterreich AG                                          Austria       35,400    5,297,456
 Hong Kong Electric Holdings, Ltd.                                                   Hong Kong   2,944,000    9,118,550
 Iberdrola, SA                                                                         Spain       744,700   12,112,502
 Korea Electric Power Corp.                                                         South Korea    212,500    2,267,389
 National Grid Group, Plc.                                                        United Kingdom 1,558,900   10,553,670
 Peco Energy Co.                                                                   United States   147,100    4,293,481
                                                                                                              ---------
                                                                                                             72,751,614
                                                                                                              ---------
 Total Common Stocks and Rights (Cost $596,538,377)                                                         680,317,235
                                                                                                              ---------
 Preferred Stocks 3.5%
 Banco Bradesco SA, pfd.                                                              Brazil   451,500,022    3,767,054
 Centrais Eletricas Brasileiras SA (Electrobras), pfd., ADR                           Brazil       176,400    2,653,778
 Centrais Geradoras Do Sul Do Brasil SA (Gerasul), pfd., ADR                          Brazil        17,640      127,351
 Coteminas Cia Tecidos Norte de Minas (CTNM), pfd.                                    Brazil     1,952,000      274,252
 Empresa Nacional de Comercio Redito Participacoe, pfd.                               Brazil     1,952,000        4,894
 Michaniki SA, pfd.                                                                   Greece       449,256    1,919,393
 News Corp. Ltd., pfd.                                                               Australia   1,642,771   11,637,727
 Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR                                Brazil        75,000    8,189,063
                                                                                                              ---------
 Total Preferred Stocks (Cost $21,828,046)                                                                   28,573,512
                                                                                                              ---------


                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                -------------
 Bonds 1.5%
 Alfa SA de CV,
   cvt., 8.00%, 9/15/00                                                               Mexico   $ 1,650,000    1,658,250
   cvt., 144A, 8.00%, 9/15/00                                                         Mexico     2,710,000    2,723,550
 Government of Italy, cvt., 5.00%, 6/28/01                                             Italy     4,950,000    8,235,563
                                                                                                              ---------
 Total Bonds (Cost $12,833,850)                                                                              12,617,363
                                                                                                              ---------
 Total Long Term Investments (Cost $631,200,273)                                                            721,508,110
                                                                                                              ---------
gRepurchase Agreements 11.5%
 Bank of America, 5.65%, 7/01/98 (Maturity Value $33,005,179)
  Collateralized by U.S. Treasury Notes                                           United States 33,000,000   33,000,000
 Morgan Stanley Inc., 5.75%, 7/01/98 (Maturity Value $29,264,673)
  Collateral: U.S. Treasury Notes                                                 United States 29,260,000   29,260,000
 Paine Webber Group Inc., 5.75%, 7/01/98 (Maturity Value $32,005,111)
  Collateral: U.S. Treasury Notes                                                 United States 32,000,000   32,000,000
                                                                                                              ---------

 Total Repurchase Agreements (Cost $94,260,000)                                                              94,260,000
                                                                                                              ---------
 Total Investments (Cost $725,460,273) 99.8%                                                                815,768,110
 Other Assets, less Liabilities .2%                                                                           1,928,495
                                                                                                              ---------

 Total Net Assets 100.0%                                                                                   $817,696,605
                                                                                                              =========






aNon-income producing.
gSee Note 1(c) regarding repurchase agreements.

FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)



                                                                                               PRINCIPAL
 TEMPLETON GLOBAL INCOME SECURITIES TRUST                                                       AMOUNT*         VALUE
---------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 97.2%
 Argentina 5.5%
 Republic of Argentina:
   10.95%, 11/01/99                                                                        $ 1,645,000      $ 1,712,857
   8.75%, 5/09/02                                                                            6,250,000        5,956,250
   8.375%, 12/20/03                                                                            785,000          786,472
   11.00%, 10/09/06                                                                            760,000          807,500
                                                                                                              ---------
                                                                                                              9,263,079
                                                                                                              ---------
 Australia 3.5%
 Government of Australia, 9.50%, 8/15/03                                                     8,000,000 AUD    5,856,161
                                                                                                              ---------
 Belgium 3.8%
 Belgium Govt., 6.25%, 3/28/07                                                             213,440,000        6,275,859
                                                                                                              ---------
 Brazil 7.0%
 Republic of Brazil:
   8.875%, 11/05/01                                                                          3,905,000        3,899,143
   FRN, 4/15/09                                                                              3,780,000        2,844,450
   8.00%, 4/15/14                                                                            3,915,729        2,906,884
   10.125%, 5/15/27                                                                          2,300,000        1,987,775
                                                                                                              ---------
                                                                                                             11,638,252
                                                                                                              ---------
 Canada 8.4%
 Government of Canada:
   10.50%, 7/01/00                                                                           2,641,000 CAD    1,970,230
   10.50%, 3/01/01                                                                           5,947,000 CAD    4,557,055
   10.00%, 5/01/02                                                                           9,565,000 CAD    7,539,149
                                                                                                              ---------
                                                                                                             14,066,434
                                                                                                              ---------
 Denmark 2.2%
 Kingdom of Denmark:
   9.00%, 11/15/00                                                                           6,600,000 DKK    1,057,037
   8.00%, 5/15/03                                                                           15,995,000 DKK    2,660,096
                                                                                                              ---------
                                                                                                              3,717,133
                                                                                                              ---------
 France 2.8%
 France Govt., 5.50%, 4/25/07                                                               27,260,000        4,742,771
                                                                                                              ---------
 Germany 9.6%
 Federal Republic of Germany:
   5.25%, 2/21/01                                                                           17,855,000 DEM   10,163,996
   5.25%, 1/04/08                                                                           10,130,000 DEM    5,809,176
                                                                                                              ---------
                                                                                                             15,973,172
                                                                                                              ---------
 Italy 6.6%
 Buoni Poliennali Del Tesoro:
   10.50%, 7/15/00                                                                       6,925,000,000 ITL    4,342,271
   7.75%, 11/01/06                                                                       9,940,000,000 ITL    6,641,579
                                                                                                              ---------
                                                                                                             10,983,850
                                                                                                              ---------
 Mexico 5.2%
 United Mexican States:
   9.75%, 2/06/01                                                                            6,560,000        6,850,280
   9.875%, 1/15/07                                                                           1,700,000        1,770,125
                                                                                                              ---------
                                                                                                              8,620,405
                                                                                                              ---------
 New Zealand 1.9%
 Government of New Zealand, 6.50%, 2/15/00                                                   6,035,000 NZD    3,101,433
                                                                                                              ---------
 Sweden 2.4%
 Kingdom of Sweden, 10.25%, 5/05/03                                                         26,000,000 SEK    4,041,999
                                                                                                              ---------
 United Kingdom 7.4%
 United Kingdom:
   8.00%, 12/07/00                                                                           4,415,000 GBP    7,543,691
   7.50%, 12/07/06                                                                           2,630,000 GBP    4,825,605
                                                                                                              ---------
                                                                                                             12,369,296
                                                                                                              ---------
 United States 28.3%
 U.S. Treasury Bond, 6.375%, 8/15/02                                                       $ 8,320,000      $ 8,574,808
 U.S. Treasury Notes:
   6.625%, 4/30/02                                                                          13,000,000       13,479,388
   7.25%, 8/15/04                                                                            8,419,000        9,166,195
   6.125%, 8/15/07                                                                          10,211,000       10,632,214
   6.125%, 11/15/27                                                                          4,972,000        5,329,367
                                                                                                              ---------
                                                                                                             47,181,972
                                                                                                              ---------
 Venezuela 2.6%
 Republic of Venezuela:
   9.125%, 6/18/07, 144A                                                                     1,940,000        1,809,050
   9.25%, 9/15/27                                                                            3,376,000        2,601,630
                                                                                                              ---------
                                                                                                              4,410,680
                                                                                                              ---------
 Total Long Term Investments (Cost $166,004,881)                                                            162,242,496
                                                                                                              ---------
gRepurchase Agreement 1.0%
 Swiss Bank Corp., 5.96%, 7/01/98 (Maturity Value $1,654,274) (Cost $1,654,000)
  Collateralized by U.S. Treasury Notes & Bonds                                              1,654,000        1,654,000
                                                                                                              ---------
 Total Investments (Cost $167,658,881) 98.2%                                                                163,896,496
 Net Equity in Forward Contracts                                                                                109,428
 Other Assets, Less Liabilities 1.8%                                                                          2,976,240
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $166,982,164
                                                                                                              =========






See Currency abbreviations on page 133.

*Securities traded in U.S. dollars unless otherwise indicated.
gSee Note 1(c) regarding repurchase agreements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                 SHARES/
                                                                                                WARRANTS
 TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY     & RIGHTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks, Warrants and Rights 80.4%
 Aerospace & Military Technology .1%
 Hong Kong Aircraft Engineering Co. Ltd.                                           Hong Kong      513,400     $ 795,086
                                                                                                              ---------
 Appliances & Household Durables 2.0%
 Electrolux AB, B                                                                   Sweden      1,160,000    19,927,523
 Fisher & Paykel Ltd.                                                             New Zealand   1,321,125     3,360,402
                                                                                                              ---------
                                                                                                             23,287,925
                                                                                                              ---------
 Automobiles 2.3%
 Autoliv Inc.                                                                       Sweden        317,000    10,136,177
 Fiat SpA                                                                            Italy      3,391,410    14,889,351
 Volvo AB, B                                                                        Sweden         91,500     2,724,956
                                                                                                              ---------
                                                                                                             27,750,484
                                                                                                              ---------
 Banking 10.6%
 Banco Popular Espanol SA                                                            Spain         62,400     5,331,452
 BPI Socieda de Gestora de Participacoes Socias SA                                 Portugal       321,978    10,390,379
 Credit Commercial de France CCF                                                    France        128,800    10,843,401
aDaegu Bank Co. Ltd.                                                              South Korea     155,586       164,312
 Deutsche Bank AG                                                                   Germany       407,000    34,465,346
 Foreningssparbanken AB, A                                                          Sweden        163,000     4,905,391
 Komercni Banka AS, GDR, 144A                                                   Czech Republic    120,000     1,509,000
aKorea Long Term Credit Bank                                                      South Korea     184,325       342,338
 Merita Ltd., A                                                                     Finland     1,254,500     8,277,283
 National Bank of Canada                                                            Canada        447,000     8,739,077
 National Westminster Bank Plc.                                                 United Kingdom    641,668    11,498,506
 Svenska Handelsbanken, A                                                           Sweden        155,400     7,209,871
 Unibanco Uniao de Bamncos Brasileiros SA, unit                                     Brazil     28,412,000     1,680,253
 Unibanco Uniao de Bancos Brasileiros SA, GDR                                       Brazil        548,700    16,186,650
 Union Bank of Norway, Primary Capital Cert.                                        Norway        199,000     5,705,350
                                                                                                              ---------
                                                                                                            127,248,609
                                                                                                              ---------
 Broadcasting & Publishing 3.0%
 Cordiant Communications Group Plc.                                             United Kingdom  3,561,500     7,873,640
 Marieberg Tidnings AB, A                                                           Sweden        210,000     6,102,584
 NV Holdingmaatschappij de Telegraaf                                              Netherlands     504,000    12,140,399
 Saatchi & Saatchi Plc.                                                         United Kingdom  3,561,500     9,864,334
                                                                                                              ---------
                                                                                                             35,980,957
                                                                                                              ---------
 Building Materials & Components 3.2%
 Anglian Group Plc.                                                             United Kingdom  2,536,000    10,493,676
 Cie de Saint Gobain                                                                France         13,292     2,464,494
 Hepworth Plc.                                                                  United Kingdom  1,330,100     4,793,633
 Keumkang Co. Ltd.                                                                South Korea      19,110       164,237
 Pioneer International Ltd.                                                        Australia    7,462,117    17,790,490
aSiam City Cement Public Co. Ltd., fgn.                                            Thailand       405,100       287,305
 Unione Cementi Marchino Emiliane (Unicem), di Risp                                  Italy        468,000     1,990,952
                                                                                                              ---------
                                                                                                             37,984,787
                                                                                                              ---------
 Business & Public Services 1.3%
 Esselte AB, B                                                                      Sweden        158,500     3,676,849
 Lex Service Plc.                                                               United Kingdom    902,000     7,479,794
aWaste Management International Plc.                                            United Kingdom    710,700     3,901,296
                                                                                                              ---------
                                                                                                             15,057,939
                                                                                                              ---------
 Chemicals 3.7%
 Akzo Nobel NV                                                                    Netherlands     129,200     7,180,248
 Courtaulds Plc.                                                                United Kingdom  2,919,000    21,697,442
 DSM NV                                                                           Netherlands      19,000     1,950,251
 Imperial Chemical Industries Plc.                                              United Kingdom    857,000    13,812,894
                                                                                                              ---------
                                                                                                             44,640,835
                                                                                                              ---------
 Construction & Housing 1.8%
 Dragados y Construcciones SA                                                        Spain        378,000  $ 12,148,148
 Sirti SpA                                                                           Italy      1,833,800     9,864,586
                                                                                                              ---------
                                                                                                             22,012,734
                                                                                                              ---------
 Electrical & Electronics 2.9%
 General Electric Co. Plc.                                                      United Kingdom  1,920,000    16,578,236
 Philips Electronics NV                                                           Netherlands     219,307    18,435,501
                                                                                                              ---------
                                                                                                             35,013,737
                                                                                                              ---------
 Energy Sources 3.9%
 Hafslund ASA, B                                                                    Norway             10            39
 Societe Elf Aquitane SA                                                            France        148,024    20,810,519
 Total SA, B                                                                        France         62,039     8,065,275
 Transportadora de Gas del Sur SA, Sponsored ADR, B                                Argentina      221,700     2,549,550
 YPF Sociedad Anonima                                                              Argentina       25,100       749,310
 YPF Sociedad Anonima, ADR                                                         Argentina      495,000    14,880,938
                                                                                                              ---------
                                                                                                             47,055,631
                                                                                                              ---------
 Food & Household Products 2.2%
 C P Pokphand Co. Ltd.                                                             Hong Kong    7,134,100       262,398
 Hillsdown Holdings Plc.                                                        United Kingdom  2,493,900     6,740,945
 McBride Plc.                                                                   United Kingdom  1,000,000     2,878,166
 Oshawa Group Ltd., A                                                               Canada        230,000     4,144,708
 Tate & Lyle Plc.                                                               United Kingdom  1,540,500    12,234,758
                                                                                                              ---------
                                                                                                             26,260,975
                                                                                                              ---------
 Forest Products & Paper 3.0%
 Carter Holt Harvey Ltd.                                                          New Zealand   3,243,400     2,828,532
 Cartiere Burgo SpA                                                                  Italy        696,200     5,540,460
 Enso OY, R                                                                         Finland       186,900     2,009,879
 Fletcher Challenge Ltd. Forestry Division                                        New Zealand   6,020,000     3,374,982
 Mayr-Melnhof Karton AG                                                             Austria        39,400     2,575,163
 PT Indah Kiat Pulp & Paper Corp., fgn.                                            Indonesia    9,724,297     1,856,158
aPT Indah Kiat Pulp & Paper Corp., rights                                          Indonesia      818,888        95,721
aPT Indah Kiat Pulp & Paper Corp., warrants                                        Indonesia      782,553       116,325
aSappi Ltd.                                                                      South Africa     722,582     2,686,291
 Stora Kopparbergs Bergslags AB, B                                                  Sweden        804,250    12,706,805
 Unipapel SA                                                                         Spain         52,200     1,728,748
                                                                                                              ---------
                                                                                                             35,519,064
                                                                                                              ---------
 Health & Personal Care 3.7%
 Internatio-Mueller NV                                                            Netherlands     240,308     8,044,919
 Novartis AG                                                                      Switzerland       2,506     4,170,058
 Nycomed Amersham Plc.                                                          United Kingdom  4,356,733    32,529,751
                                                                                                              ---------
                                                                                                             44,744,728
                                                                                                              ---------
 Industrial Components 1.5%
 BTR Plc.                                                                       United Kingdom  3,416,237     9,746,997
 Granges AB                                                                         Sweden        191,000     3,496,721
 Meggitt Plc.                                                                   United Kingdom  1,487,610     4,827,646
                                                                                                              ---------
                                                                                                             18,071,364
                                                                                                              ---------
 Insurance 6.2%
 Ace Ltd.                                                                           Bermuda       682,500    26,617,500
 Baloise-Holding                                                                  Switzerland       7,380     6,042,959
 GIO Australia Holdings Ltd.                                                       Australia    1,549,534     3,976,363
 ING Groep NV                                                                     Netherlands     563,685    36,910,256
                                                                                                              ---------
                                                                                                             73,547,078
                                                                                                              ---------
 Leisure & Tourism 1.5%
 Kuoni Reisen Holding AG, B                                                       Switzerland       3,570  $ 17,722,903
                                                                                                              ---------
 Machinery & Engineering 1.4%
 Bucher Holding AG, br.                                                           Switzerland      12,800    16,793,249
                                                                                                              ---------
 Merchandising 5.9%
 David Jones Ltd.                                                                  Australia    2,463,527     2,822,242
 Hudson's Bay Co.                                                                   Canada        357,000     8,181,225
 Koninklijke Bijenkorf Beheer KBB NV                                              Netherlands     147,900    10,360,707
 Safeway Plc.                                                                   United Kingdom  1,695,778    11,133,724
 Somerfield Plc.                                                                United Kingdom  1,552,716     9,909,465
 Storehouse Plc.                                                                United Kingdom  3,314,000    13,878,833
 Thorn Plc.                                                                     United Kingdom  3,844,899    14,755,010
                                                                                                              ---------
                                                                                                             71,041,206
                                                                                                              ---------
 Metals & Mining 2.5%
 Anglo American Platinum Corp. Ltd.                                              South Africa     417,465     4,498,996
 Boehler Uddeholm AG                                                                Austria        33,000     2,180,250
 Boehler Uddeholm AG, 144A                                                          Austria        27,055     1,787,475
 British Steel Plc.                                                             United Kingdom  4,033,200     8,899,635
 Companhia Siderurgica Nacional, Sponsored ADR                                      Brazil        276,365     6,770,943
 Grupo Mexico SA de CV, B                                                           Mexico      1,983,600     5,441,324
 Pohang Iron & Steel Co. Ltd.                                                     South Korea      10,450       349,204
                                                                                                              ---------
                                                                                                             29,927,827
                                                                                                              ---------
 Misc Materials & Commodities .4%
 Korea Chemical Co. Ltd.                                                          South Korea      57,900       826,540
 Unitor ASA                                                                         Norway        295,000     4,344,172
                                                                                                              ---------
                                                                                                              5,170,712
                                                                                                              ---------
 Multi-Industry 2.5%
 Cheung Kong Holdings Ltd.                                                         Hong Kong      188,600       927,349
 Elementis Plc.                                                                 United Kingdom  3,336,000     8,571,829
 Jardine Strategic Holdings Ltd. (London)                                          Hong Kong    2,090,747     4,014,234
 Jardine Strategic Holdings Ltd. (Singapore)                                       Hong Kong      484,193       919,967
 Marine Wendel SA                                                                   France         55,849    10,281,167
 Swire Pacific Ltd., B                                                             Hong Kong    7,937,100     4,763,120
                                                                                                              ---------
                                                                                                             29,477,666
                                                                                                              ---------
 Real Estate .1%
 Hang Lung Development Co. Ltd.                                                    Hong Kong      779,000       774,114
                                                                                                              ---------
 Recreation & Other Consumer Goods 1.1%
 Swatch Group AG, br.                                                             Switzerland      15,400    11,899,262
 Yue Yuen Industrial (Holdings) Ltd.                                               Hong Kong      394,800       705,673
                                                                                                              ---------
                                                                                                             12,604,935
                                                                                                              ---------
 Telecommunications 6.8%
 British Telecommunications Plc.                                                United Kingdom  1,446,000    17,974,272
 Nokia AB, A                                                                        Finland       310,000    22,883,650
 Telefonica Del Peru SA, B, ADR                                                      Peru         251,900     5,148,206
 Telefonica del Peru SA, B                                                           Peru       2,445,602     5,033,472
 Telefonica SA                                                                       Spain        646,100    29,922,588
                                                                                                              ---------
                                                                                                             80,962,188
                                                                                                              ---------
 Textiles & Apparel .2%
aYizheng Chemical Fibre Co. Ltd., H                                                  China     19,340,200     2,121,566
                                                                                                              ---------
 Transportation .3%
 Air New Zealand Ltd., B                                                          New Zealand   2,322,000     2,495,076
 Helikopter Services Group ASA                                                      Norway        134,000     1,362,090
 Tranz Rail Holdings Ltd., Sponsored ADR                                          New Zealand      47,765       316,443
                                                                                                              ---------
                                                                                                              4,173,609
                                                                                                              ---------
 Utilities Electrical & Gas 6.3%
 BG Plc.                                                                        United Kingdom  2,566,588  $ 14,849,074
 Centrais Eletricas Brasileiras SA (Electrobras)                                    Brazil    363,450,000    10,684,160
aCentrais Geradoras Do Sul Do Brasil SA (Gerasul)                                   Brazil    363,450,000       496,499
aCentrica Plc.                                                                  United Kingdom  1,290,000     2,179,272
 Cia Sevillana de Electricidad SA                                                    Spain        246,970     2,726,366
 Iberdrola SA                                                                        Spain      1,517,800    24,686,929
 Korea Electric Power Corp.                                                       South Korea      66,000       704,224
 Shandong Huaneng Power Development Co. Ltd., Sponsored ADR                          China        338,300     1,818,363
 Thames Water Group Plc.                                                        United Kingdom    978,479    17,632,020
                                                                                                              ---------
                                                                                                             75,776,907
                                                                                                              ---------
 Total Common Stocks, Warrants and Rights (Cost $683,633,944)                                               961,518,815
                                                                                                              ---------
 Preferred Stocks 3.1%
 Banco Bradesco SA, pfd.                                                            Brazil    525,200,000     4,381,964
 Banco Itau SA, pfd.                                                                Brazil      4,209,000     2,401,816
 News Corp. Ltd., pfd.                                                             Australia        3,486        24,696
 Petroleo Brasileiro SA (Petrobras), pfd.                                           Brazil     60,000,000    11,153,381
 Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR                              Brazil        177,300    19,358,944
                                                                                                              ---------
 Total Preferred Stocks (Cost $33,631,335)                                                                   37,320,801
                                                                                                              ---------
 Total Long Term Investments (Cost $717,265,279)                                                            998,839,616
                                                                                                              ---------


                                                                                                PRINCIPAL
                                                                                                 AMOUNT
                                                                                               ------------
gRepurchase Agreements 15.2%
 Bank of America, 5.65%, 7/01/98 (Maturity value $47,007,376)
  Collateralized by U.S. Treasury Notes                                          United States$47,000,000    47,000,000
 Morgan Stanley Inc., 5.75%, 7/01/98 (Maturity value $45,007,188)
  Collateralized by U.S. Treasury Notes                                          United States 45,000,000    45,000,000
 Paine Webber Group Inc., 5.75%, 7/01/98 (Maturity value $46,007,347)
  Collateralized by U.S. Treasury Notes                                          United States 46,000,000    46,000,000
 Swiss Bank Corp., 5.96%, 7/01/98 (Maturity value $43,764,244)
  Collateralized by U.S. Treasury Notes                                          United States 43,757,000    43,757,000
                                                                                                              ---------
 Total Repurchase Agreements (Cost $181,757,000)                                                            181,757,000
                                                                                                              ---------
 Total Investments (Cost $899,022,279) 98.7%                                                              1,180,596,616
 Other Assets, less Liabilities 1.3%                                                                         15,701,191
                                                                                                              ---------
 Net Assets 100.0%                                                                                       $1,196,297,807
                                                                                                              =========






aNon-income producing.
gSee Note 1(c) regarding repurchase agreements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                    SHARES/
 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                        COUNTRY      RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks and Rights 87.0%
 Aerospace & Military Technology
 Hong Kong Aircraft Engineering Co., Ltd.                                             Hong Kong         100       $ 155
                                                                                                              ---------
 Appliances & Household Durables 1.1%
 Email, Ltd.                                                                          Australia      44,964      77,963
 Fisher & Paykel Industries, Ltd.                                                    New Zealand     68,222     173,529
 Guangdong Kelon Electrical Hldgs., Ltd., Class H                                       China        92,000      72,426
 Guangdong Kelon Electrical Hldgs., Ltd., Class H, 144A                                 China        40,000      31,490
                                                                                                              ---------
                                                                                                                355,408
                                                                                                              ---------
 Automobiles .9%
 Bilia, AB                                                                             Sweden        28,100     288,932
                                                                                                              ---------
 Banking 4.3%
 Banco de Valencia, SA                                                                  Spain         3,272      94,041
 Banco Pastor, SA                                                                       Spain         8,000     452,022
aBank Austria, AG, rts.                                                                Austria        6,000      54,637
 Commercial International Bank, Ltd., GDR, 144A                                         Egypt        17,550     189,540
 Fokus Bank, AS                                                                        Norway         8,400      65,133
 Singapore Finance, Ltd.                                                              Singapore     148,000      70,080
 Unibanco Uniao de Bancos Brasileiros, SA, GDR                                         Brazil        10,235     301,932
 Union Bank of Norway, Primary Capital Certification                                   Norway         7,170     205,565
                                                                                                              ---------
                                                                                                              1,432,950
                                                                                                              ---------
 Beverages & Tobacco .1%
 Sinocan Holdings, Ltd.                                                               Hong Kong     955,000      38,207
                                                                                                              ---------
 Broadcasting & Publishing 2.7%
aApt Satellite Holdings, Ltd., ADR                                                    Hong Kong      22,000     193,875
 GTC Transcontinental Group, Ltd., Class B                                             Canada        63,300     688,722
aInchcape Marketing Services                                                          Singapore      94,500      22,653
                                                                                                              ---------
                                                                                                                905,250
                                                                                                              ---------
 Building Materials & Components 6.5%
 Caradon, Plc.                                                                     United Kingdom   117,500     364,651
 Cementos Diamante, SA, ADR, 144A                                                     Colombia       26,900     228,650
 Cristaleria Espanola, SA                                                               Spain         1,291     126,326
 Det Danske Traelastkompagni, AS                                                       Denmark        3,752     356,814
 Gujarat Ambuja Cements, Ltd.                                                           India        47,500     292,791
 Mirgor SA Comercial Industrial Financiera Inmobi, Class C, ADR                       Argentina      24,300      55,890
 Sarna Kunststoff Holding, AG                                                        Switzerland         52      90,849
 Schuttersveld, NV                                                                   Netherlands     11,146     301,362
aSiam City Cement Public Co., Ltd., fgn.                                              Thailand       67,621      47,958
 Suez Cement Co., GDR, 144A                                                             Egypt        16,450     298,156
                                                                                                              ---------
                                                                                                              2,163,447
                                                                                                              ---------
 Business & Public Services 3.5%
 Kardex, AG, br.                                                                     Switzerland      1,494     482,634
 Lex Service, Plc.                                                                 United Kingdom    54,100     448,622
 Scribona, AB, Class B                                                                 Sweden        19,045     229,259
                                                                                                              ---------
                                                                                                              1,160,515
                                                                                                              ---------
 Chemicals .9%
 Energia e Industrias Aragonesas Eia, SA                                                Spain        34,500     298,599
                                                                                                              ---------
 Construction & Housing 2.2%
 Dragados y Construcciones, SA                                                          Spain        14,155     454,913
 Hollandsche Beton Groep, NV                                                         Netherlands      9,600     200,098
aKumagai Gumi Hong Kong, Ltd.                                                         Hong Kong     215,000      89,484
                                                                                                              ---------
                                                                                                                744,495
                                                                                                              ---------
 Electrical & Electronics 3.2%
 Dongfang Electrical Machinery Co., Ltd., Class H                                       China       179,000    $ 12,937
 Tadiran, Ltd., Sponsored ADR                                                          Israel         9,750     322,969
 Techtronic Industries Co., Ltd.                                                      Hong Kong   1,791,000     369,822
 Varitronix International, Ltd.                                                       Hong Kong     176,500     353,064
                                                                                                              ---------
                                                                                                              1,058,792
                                                                                                              ---------
 Electronic Components & Instruments 1.9%
 Swisslog Holding, AG                                                                Switzerland      1,000     115,374
 VTech Holdings, Ltd.                                                                 Hong Kong     136,000     506,362
                                                                                                              ---------
                                                                                                                621,736
                                                                                                              ---------
 Energy Sources .2%
 Transportadora de Gas del Sur, SA, Class B, ADR                                      Argentina       7,000      80,500
                                                                                                              ---------
 Financial Services 2.2%
 Dah Sing Financial Holdings, Ltd.                                                    Hong Kong     134,800     156,570
 Housing Development Finance Corp., Ltd.                                                India         1,400      87,552
 Industrial Credit & Investment Corp. of India (ICICI)                                  India       170,000     310,513
 Morgan Stanley Growth Fund                                                             India     1,275,000     180,531
                                                                                                              ---------
                                                                                                                735,166
                                                                                                              ---------
 Food & Household Products 9.3%
aChareon Pokphand Feedmill Public Co., Ltd., fgn.                                     Thailand       71,300      59,842
 Hazlewood Foods, Plc.                                                             United Kingdom   252,600   1,011,513
 Hillsdown Holdings, Plc.                                                          United Kingdom   100,000     270,297
 Illovo Sugar, Ltd.                                                                 South Africa    187,000     231,211
 McBride, Plc.                                                                     United Kingdom    64,100     184,490
 National Foods, Ltd.                                                                 Australia     182,091     311,217
 Oshawa Group, Ltd., Class A                                                           Canada        34,000     612,696
 Perkins Foods, Plc.                                                               United Kingdom   189,240     453,097
                                                                                                              ---------
                                                                                                              3,134,363
                                                                                                              ---------
 Forest Products & Paper 2.7%
 Crown-Van Gelder Papier, SA                                                         Netherlands      6,115     105,815
aEmpaques Ponderosa, SA de CV, Class B                                                 Mexico       151,800      94,600
 Fletcher Challenge Ltd. Forestry Division                                           New Zealand    263,076     147,488
 Munksjo, AB                                                                           Sweden        12,995     127,100
 Primex Forest Products, Ltd.                                                          Canada        90,000     428,411
                                                                                                              ---------
                                                                                                                903,414
                                                                                                              ---------
 Health & Personal Care .4%
 Internatio-Mueller, NV                                                              Netherlands      3,744     125,340
                                                                                                              ---------
 Industrial Components 6.6%
 Granges, AB                                                                           Sweden        14,679     268,735
 Lucas Varity, Plc.                                                                United Kingdom   112,111     446,600
 Otra, NV                                                                            Netherlands     23,500     354,660
 Sylea, SA                                                                             France         4,447     411,160
 Weir Group, Plc.                                                                  United Kingdom   120,900     440,762
 Yamato Kogyo Co., Ltd.                                                                 Japan        41,000     301,329
                                                                                                              ---------
                                                                                                              2,223,246
                                                                                                              ---------
 Insurance 1.8%
 HIH Winterthur International Holdings, Ltd.                                          Australia     193,879     342,169
 Sovereign, Ltd.                                                                     New Zealand    259,100     268,998
                                                                                                              ---------
                                                                                                                611,167
                                                                                                              ---------
 Leisure & Tourism .3%
aTourism Holdings, Ltd.                                                              New Zealand    200,314     114,381
                                                                                                              ---------


 Machinery & Engineering 1.8%
 Arcadis, NV                                                                         Netherlands     29,625   $ 326,222
 Laird Group, Plc.                                                                 United Kingdom    62,000     288,617
                                                                                                              ---------
                                                                                                                614,839
                                                                                                              ---------
 Merchandising 14.0%
 David Jones, Ltd.                                                                    Australia     243,000     278,383
 Giordano International, Ltd.                                                         Hong Kong     933,000     189,042
 Li & Fung, Ltd.                                                                      Hong Kong     241,000     388,780
 Makro Atacadista, SA, ADR                                                             Brazil        37,500     282,077
 Moebel Walther, AG                                                                    Germany        7,506     307,725
 Northwest Co. Fund                                                                    Canada        31,365     346,592
 Sa des Galeries Lafayette                                                             France           810     807,856
 Safeway, Plc.                                                                     United Kingdom    58,559     384,472
 Samas-Groep, NV                                                                     Netherlands      4,450     312,826
 Somerfield, Plc.                                                                  United Kingdom    82,800     528,431
 Storehouse, Plc.                                                                  United Kingdom    88,185     369,313
 Thorn, Plc.                                                                       United Kingdom   134,450     515,959
                                                                                                              ---------
                                                                                                              4,711,456
                                                                                                              ---------
 Metals & Mining 3.8%
 Arbed, SA                                                                             Belgium        3,240     385,735
 Boehler Uddeholm, AG                                                                  Austria        4,993     329,878
 Elkem, AS                                                                             Norway        23,850     285,945
 PT Tambang Timah (Persero)                                                           Indonesia     204,000      91,318
 Vallourec                                                                             France         2,356     182,993
                                                                                                              ---------
                                                                                                              1,275,869
                                                                                                              ---------
 Miscellaneous Materials & Commodities .5%
 Korea Chemical Co., Ltd.                                                            South Korea      2,900      41,398
 Thai Glass Industries Public Co., Ltd., fgn.                                         Thailand       73,900     115,742
                                                                                                              ---------
                                                                                                                157,140
                                                                                                              ---------
 Multi-Industry 5.8%
aAmer Group, Ltd., Class A                                                             Finland       11,300     218,320
 La Cemento Nacional CA, Sponsored GDR, 144A                                           Ecuador        1,075     172,000
 Marine Wendel, SA                                                                     France         3,283     604,363
 Murray & Roberts Hldgs., Ltd.                                                      South Africa    150,000     152,882
 Nagron Nationaal Grondbezit, NV                                                     Netherlands      7,400     198,987
 Saha Union Public Co., Ltd., fgn.                                                    Thailand      201,000     122,358
 Wagon Industrial Holdings, Plc.                                                    United Kingdom   34,300     202,307
 Zehnder Holding, AG, br.                                                            Switzerland        465     275,910
                                                                                                              ---------
                                                                                                              1,947,127
                                                                                                              ---------
 Real Estate 1.2%
 Inversiones y Representacion, SA                                                     Argentina     142,333     418,501
                                                                                                              ---------
 Telecommunications .2%
aDigital Telecommunications Philippines, Inc.                                        Philippines  2,198,000      68,523
                                                                                                              ---------
 Textiles & Apparel 1.4%
 Dawson International, Plc.                                                        United Kingdom   193,500     138,828
 Gamma Holding, NV                                                                   Netherlands      3,000     165,913
 Inner Mongolia Erdos Cashmere Products Co., Ltd., Class B                              China       497,000     120,274
aYizheng Chemical Fibre Co., Ltd., Class H                                              China       326,000      35,761
                                                                                                              ---------
                                                                                                                460,776
                                                                                                              ---------
 Transportation 3.6%
 Anangel-American Shipholdings, Ltd., ADR                                              Greece        35,000     253,750
 Delgro Corp.                                                                         Singapore      78,000      55,863
 Helikopter Services Group ASA                                                         Norway        16,400     166,704
 Orient Overseas International, Ltd.                                                  Hong Kong     362,000     133,147
 Transportation (cont.)
aOsprey Maritime, Ltd.                                                                Singapore     350,000   $ 161,586
 Stolt Nielsen, SA, ADR                                                                Norway        15,000     260,625
 Tranz Rail Holdings, Ltd., Sponsored ADR                                            New Zealand     25,400     168,275
                                                                                                              ---------
                                                                                                              1,199,950
                                                                                                              ---------
 Utilities Electrical & Gas 1.7%
 Gas y Electricidad, SA                                                                 Spain         5,700     434,137
 Guangdong Electric Power Development Co., Ltd., Class B, 144A                          China       338,520     125,821
                                                                                                              ---------
                                                                                                                559,958
                                                                                                              ---------
 Wholesale & International Trade 2.2%
 Dahl International, AB                                                                Sweden         9,550     176,034
 Dahl International, AB, 144A                                                          Sweden         6,300     116,127
 Eurodis Electron, Plc.                                                            United Kingdom   150,000     389,178
 Inchcape, Bhd., fgn.                                                                 Singapore      94,500      64,883
                                                                                                              ---------
                                                                                                                746,222
                                                                                                              ---------
 Total Common Stocks (Cost $29,633,682)                                                                      29,156,424
                                                                                                              ---------
 Preferred Stocks 5.1%
 Ballast Nedam, NV, ctf., cvt., pfd.                                                 Netherlands      6,700     297,090
 Bank Austria, AG, new, pfd., 144A                                                     Austria        6,000     487,125
 Cia Brasileira de Petroleo Ipiranga, pfd.                                             Brazil    25,141,000     229,543
 Fertilizantes Fosfatados SA, pfd.                                                     Brazil    41,995,000     157,944
 Moebel Walther, AG, pfd.                                                              Germany        4,550     214,266
 Weg, SA, pfd.                                                                         Brazil       507,200     333,280
                                                                                                              ---------
 Total Preferred Stocks (Cost $1,548,633)                                                                     1,719,248
                                                                                                              ---------
 Total Long Term Investments (Cost $31,182,315)                                                              30,875,672
                                                                                                              ---------


                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                             -------------
gRepurchase Agreements 6.3%
 Dresdner Bank AG, 5.65%, 7/01/98 (Maturity Value $1,090,171)
  Collateralized by U.S. Treasury Notes and Bonds                                  United States $1,090,000   1,090,000
 Morgan Stanley Inc., 5.75%, 7/01/98 (Maturity Value $1,038,166)
  Collateralized by U.S. Treasury Notes and Bonds                                  United States  1,038,000   1,038,000
                                                                                                              ---------
 Total Repurchase Agreements (Cost $2,128,000)                                                                2,128,000
                                                                                                              ---------
 Total Investments (Cost $33,310,315) 98.4%                                                                  33,003,672
 Other Assets, less Liabilities 1.6%                                                                            537,286
                                                                                                              ---------
 Net Assets 100.0%                                                                                          $33,540,958
                                                                                                              =========






aNon-income producing.
gSee Note 1(c) regarding repurchase agreements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                  SHARES/
 Templeton Pacific Growth Fund                                                         COUNTRY    WARRANTS      VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks and Warrants 96.6%
 Banking 8.8%
 Bangkok Bank Public Co. Ltd., fgn.                                                   Thailand     622,000    $ 764,635
 Development Bank of Singapore Ltd., fgn.                                             Singapore    569,800    3,153,377
 HSBC Holdings Plc.                                                                   Hong Kong     54,200    1,325,517
 Krung Thai Bank Public Co. Ltd., fgn.                                                Thailand   3,303,292      437,315
 Overseas Union Bank Ltd., fgn.                                                       Singapore    472,560    1,034,905
aPhilippine National Bank                                                            Philippines   962,500    1,142,536
 PT Bank Bali, fgn.                                                                   Indonesia  3,134,000      179,993
 PT Bank Pan Indonesia TBK                                                            Indonesia  6,182,625      146,211
aPT Bank Pan Indonesia TBK, wts.                                                      Indonesia    883,232        2,745
 Singapore Finance Ltd., fgn.                                                         Singapore    213,000      100,858
 Thai Farmers Bank Public Co. Ltd.                                                    Thailand      36,570       26,368
 Thai Farmers Bank Public Co. Ltd., fgn.                                              Thailand     733,440      645,878
aThai Farmers Bank Public Co. Ltd., fgn., wts.                                        Thailand      91,680        5,418
                                                                                                              ---------
                                                                                                              8,965,756
                                                                                                              ---------
 Broadcasting & Publishing 2.6%
aInchcape Marketing Services Ltd.                                                     Singapore  1,240,000      297,248
 South China Morning Post Ltd.                                                        Hong Kong  4,888,000    2,349,818
                                                                                                              ---------
                                                                                                              2,647,066
                                                                                                              ---------
 Building Materials & Components 1.6%
 Okumura Corp.                                                                          Japan      467,000    1,638,715
                                                                                                              ---------
 Chemicals 1.6%
 Fauji Fertilizer Co. Ltd.                                                            Pakistan   1,521,700    1,650,255
                                                                                                              ---------
 Construction & Housing 10.2%
 City Developments Ltd.                                                               Singapore    888,600    2,482,504
 Daito Trust Construction Co. Ltd.                                                      Japan      409,000    3,094,355
 Road King Infrastructure Ltd.                                                        Hong Kong  3,831,977    3,016,682
 Toda Corp.                                                                             Japan      470,000    1,879,526
                                                                                                              ---------
                                                                                                             10,473,067
                                                                                                              ---------
 Electrical & Electronics .0%
 Hitachi Ltd.                                                                           Japan          800        5,217
                                                                                                              ---------
 Energy Sources .6%
 Hub Power Co. Ltd., GDR, reg.S                                                       Pakistan      74,900      561,750
                                                                                                              ---------
 Financial Services 1.4%
 Commerce Asset-Holding Bhd.                                                          Malaysia   1,572,000      587,486
aCommerce Asset-Holding Bhd, wts. 3/16/02                                             Malaysia     163,750       12,634
 Industrial Finance Corp. of Thailand, fgn.                                           Thailand   2,783,133      572,417
 Public Finance Bhd., fgn.                                                            Malaysia     928,000      224,868
                                                                                                              ---------
                                                                                                              1,397,405
                                                                                                              ---------
 Food & Household Products .7%
aCharoen Pokphand Feedmill Public Co. Ltd., fgn.                                      Thailand     829,900      696,488
                                                                                                              ---------
 Forest Products & Paper 2.2%
 Carter Holt Harvey Ltd.                                                             New Zealand 2,411,800    2,103,303
aPT Inti Indorayon Utama                                                              Indonesia    129,000        4,794
 PT Tjiwi Kimia TBK                                                                   Indonesia  1,388,741      173,593
aPT Tjiwi Kimia TBK, wts.                                                             Indonesia    192,880       10,556
                                                                                                              ---------
                                                                                                              2,292,246
                                                                                                              ---------
 Industrial Components 5.8%
 Fuji Heavy Industries Ltd.                                                             Japan      577,000    2,856,209
 Mitsubishi Heavy Industries Ltd.                                                       Japan      824,000    3,111,114
                                                                                                              ---------
                                                                                                              5,967,323
                                                                                                              ---------
 Insurance 4.9%
 GIO Australia Holdings Ltd.                                                          Australia    984,445  $ 2,526,250
 National Mutual Asia Ltd.                                                            Hong Kong  3,860,000    2,465,865
                                                                                                              ---------
                                                                                                              4,992,115
                                                                                                              ---------
 Leisure & Tourism 1.2%
 Toei Co. Ltd.                                                                          Japan      397,000    1,250,056
                                                                                                              ---------
 Merchandising 1.4%
 Coles Myer Ltd., A                                                                   Australia    261,200    1,019,011
 Takashimaya Co. Ltd.                                                                   Japan       57,000      429,600
                                                                                                              ---------
                                                                                                              1,448,611
                                                                                                              ---------
 Metals & Mining 2.1%
 Capral Aluminium Ltd.                                                                Australia  1,521,000    2,138,062
                                                                                                              ---------
 Misc Materials & Commodities 2.3%
 Golden Hope Plantations Bhd.                                                         Malaysia   2,607,000    2,388,571
                                                                                                              ---------
 Multi-Industry 13.6%
 Broken Hill Proprietary Co. Ltd.                                                     Australia    211,000    1,783,528
 Cheung Kong Holdings Ltd.                                                            Hong Kong    692,500    3,405,034
 Hicom Holdings Bhd.                                                                  Malaysia   1,634,000      413,671
 Hutchison Whampoa Ltd.                                                               Hong Kong    216,000    1,140,129
 Jardine Matheson Holdings Ltd.                                                       Hong Kong    632,031    1,706,484
 SIME Darby Bhd.                                                                      Malaysia   1,798,800    1,240,402
 Swire Pacific Ltd., A                                                                Hong Kong    645,000    2,434,795
 Wheelock and Company Ltd.                                                            Hong Kong  3,100,000    1,830,331
                                                                                                              ---------
                                                                                                             13,954,374
                                                                                                              ---------
 Real Estate 2.1%
aFilinvest Land inc.                                                                 Philippines 5,675,000      239,520
 Hon Kwok Land Investment Co. Ltd.                                                    Hong Kong  5,940,438      620,984
 New World Development Co. Ltd.                                                       Hong Kong    658,978    1,275,672
                                                                                                              ---------
                                                                                                              2,136,176
                                                                                                              ---------
 Telecommunications 5.9%
 Hong Kong Telecommunications Ltd.                                                    Hong Kong  2,100,633    3,944,482
 Pakistan Telecommunications Corp., PTC, A                                            Pakistan   5,906,900    2,075,518
                                                                                                              ---------
                                                                                                              6,020,000
                                                                                                              ---------
 Textiles & Apparel 5.8%
 Nisshinbo Industries Inc.                                                              Japan      700,000    2,799,293
 PT Indorama Synthetics                                                               Indonesia  3,657,384      284,189
 PT Panasia Indosyntec                                                                Indonesia  3,423,000       34,693
 Wacoal Corp.                                                                           Japan      280,000    2,844,688
                                                                                                              ---------
                                                                                                              5,962,863
                                                                                                              ---------
 Transportation 13.6%
 Cathay Pacific Airways Ltd.                                                          Hong Kong  3,000,000    2,110,059
 East Japan Railway Co.                                                                 Japan          600    2,818,748
 Great Eastern Shipping Co. Ltd., GDR                                                   India      156,100      612,693
 Guangshen Railway Co. Ltd., ADR                                                        China      142,800      972,825
 GZI Transport Ltd.                                                                     China    1,008,000      227,654
aGZI Transport Ltd., wts. 144A                                                          China      201,600          520
 Hitachi Zosen Corp.                                                                    Japan      843,000    1,360,608
 Hong Kong Ferry Holdings Co. Ltd.                                                    Hong Kong    745,000      499,961
 Malaysian International Shipping Corp., fgn.                                         Malaysia   1,467,267    2,140,317
 Singapore Airlines Ltd., fgn.                                                        Singapore    672,800    3,145,972
                                                                                                              ---------
                                                                                                             13,889,357
                                                                                                              ---------
 Utilities Electrical & Gas 5.3%
 CLP Holdings Ltd.                                                                    Hong Kong    931,000  $ 4,241,321
 Shandong Huaneng Power Development Co. Ltd., ADR                                       China      225,000    1,209,375
                                                                                                              ---------
                                                                                                              5,450,696
                                                                                                              ---------
 Wholesale & International Trade 2.9%
 Brierley Investments Ltd.                                                           New Zealand 4,177,353    2,081,727
 Inchcape Motores Ltd.                                                                Singapore  1,240,000      851,376
                                                                                                              ---------
                                                                                                              2,933,103
                                                                                                              ---------
 Total Long Term Investments (Cost $200,944,341)                                                             98,859,272
                                                                                                              ---------


                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                    -------------
gRepurchase Agreement 2.6%
 Swiss Bank Corp., 5.96%, 7/01/98 (Maturity Value $2,690,445) (Cost $2,690,000)
  Collateralized by U.S. Treasury Notes & Bonds                                     United States$2,690,000   2,690,000
                                                                                                              ---------
 Total Investments (Cost $203,634,341) 99.2%                                                                101,549,272
 Other Assets, less Liabilities .8%                                                                             791,793
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $102,341,065
                                                                                                              =========






aNon-income producing.
gSee Note 1(c) regarding repurchase agreements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                  PRINCIPAL
 U.S. Government Securities Fund                                                                   AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities 71.5%
 Government National Mortgage Association (GNMA) - Fixed Rate 44.6%
 GNMA I, SF, 6.00%, 11/15/23 - 4/15/24                                                        $16,444,291  $ 16,148,841
 GNMA II, 6.00%, 1/20/24 - 10/20/24                                                              1,967,484    1,917,041
 GNMA I, SF, 6.50%, 5/15/23 - 3/15/28                                                           59,886,893   60,006,809
 GNMA II, 6.50%, 1/20/26 - 3/20/28                                                              33,568,698   33,405,556
 GNMA I, SF, 7.00%, 3/15/22 - 5/15/28                                                           77,811,482   79,265,246
 GNMA I, SF, 7.25%, 11/15/25                                                                     1,796,529    1,826,436
 GNMA, PL, 7.25%, 5/15/22 - 8/15/22                                                              2,195,282    2,272,500
 GNMA I, SF, 7.50%, 2/15/17 - 5/15/28                                                           38,537,080   39,735,685
 GNMA II, 7.50%, 11/20/16 - 11/20/26                                                            27,579,671   28,351,823
 GNMA I, SF, 8.00%, 4/15/05 - 6/15/25                                                           22,638,310   23,626,523
 GNMA II, 8.00%, 2/20/16 - 8/20/26                                                               2,463,027    2,553,258
 GNMA I, SF, 8.25%, 4/15/25                                                                      1,226,363    1,286,466
 GNMA I, SF, 8.50%, 8/15/21 - 12/15/24                                                           7,386,287    7,810,249
 GNMA I, SF, 9.00%, 4/15/16 - 2/15/21                                                            2,991,615    3,228,998
 GNMA I, SF, 9.50%, 7/15/16 - 12/15/21                                                           6,945,606    7,555,466
 GNMA II, 9.50%, 4/20/25                                                                           868,139      932,337
 GNMA I, SF, 10.00%, 8/15/17 - 8/15/21                                                           6,098,085    6,726,841
                                                                                                              ---------
                                                                                                            316,650,075
                                                                                                              ---------
 Government National Mortgage Association (GNMA) - Adjustable Rate 1.3%
 GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 07/20/17                          2,903,826    2,992,331
 GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 8.00%, 07/20/25                          1,904,241    1,998,159
 GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 01/20/16                         4,268,390    4,391,229
                                                                                                              ---------
                                                                                                              9,381,719
                                                                                                              ---------
 Federal National Mortgage Association (FNMA) - Fixed Rate 7.4%
 FNMA, 6.00%, 10/01/23 - 4/01/28                                                                11,228,158   10,983,464
 FNMA, 6.50%, 1/01/24 - 6/01/24                                                                 14,166,398   14,186,639
 FNMA, 7.00%, 5/01/24                                                                            1,649,629    1,676,866
 FNMA, PL, 7.00%, 3/17/35                                                                        6,469,928    6,459,771
 FNMA, 7.50%, 4/01/23 - 8/01/25                                                                  8,109,275    8,330,277
 FNMA, 8.00%, 7/01/16 - 2/01/25                                                                  9,665,988   10,040,204
 FNMA, 8.50%, 10/01/19 - 2/01/22                                                                   723,872      761,319
                                                                                                              ---------
                                                                                                             52,438,540
                                                                                                              ---------
 Federal National Mortgage Association (FNMA) - Adjustable Rate 6.2%
 FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.695%, 02/01/19                         4,029,514    4,187,638
 FNMA, Cap 12.786%, Margin 1.25% + COFI, Resets Monthly, 6.218%, 02/01/03                          536,202      535,505
 FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.740%, 09/01/18                       5,226,491    5,458,906
 FNMA, Cap 12.93%, Margin 2.24% + CMT, Resets Annually, 7.106%, 02/01/27                         7,878,911    8,112,752
 FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.669%, 07/01/19                       3,861,830    3,996,256
 FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.657%, 01/01/18                      11,096,745   11,535,295
 FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.191%, 06/01/02                        4,851,739    4,860,618
 FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 7.831%, 07/01/20                  1,556,094    1,616,320
 FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.409%, 03/01/20                  3,501,234    3,682,794
                                                                                                              ---------
                                                                                                             43,986,084
                                                                                                              ---------
 Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.7%
hFHLMC, 6.00%, 8/01/28                                                                           4,370,000    4,259,384
 FHLMC, 6.00%, 1/01/24 - 12/01/25                                                                  545,478      535,369
 FHLMC, 6.50%, 6/01/08 - 1/01/24                                                                19,559,405   19,634,801
 FHLMC, 7.00%, 4/01/24                                                                          14,929,644   15,189,613
 FHLMC, PL, 7.00%, 9/17/31                                                                      19,267,482   19,448,211
 FHLMC, 7.50%, 11/01/22 - 5/01/24                                                                4,878,109    5,012,860
 FHLMC, 8.00%, 5/01/16 - 5/01/22                                                                 3,075,336    3,190,512
 FHLMC, 8.50%, 4/01/18 - 3/01/22                                                                   822,142      863,661
 FHLMC, 9.00%, 3/01/03                                                                             498,036      513,285
                                                                                                              ---------
                                                                                                             68,647,696
                                                                                                              ---------
 Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 2.3%
 FHLMC, Cap 10.99%, Margin 2.225% + CMT, Resets Annually, 8.011%, 06/01/22                     $ 2,086,932  $ 2,179,839
 FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 7.618%, 06/01/22                      3,385,449    3,516,633
 FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.818%, 02/01/19                      4,791,328    4,976,329
 FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.692%, 04/01/18                      5,707,340    5,920,520
                                                                                                              ---------
                                                                                                             16,593,321
                                                                                                              ---------
 Total Mortgage-Backed Securities (Cost $491,521,361)                                                       507,697,435
                                                                                                              ---------
 Other Agency Securities 24.2%
 Federal Agriculture Mortgage Corp., 7.23%, 1/17/07                                              5,000,000    5,223,390
 Federal Farm Credit Bank, 5.80%, 9/16/03                                                        5,000,000    4,928,745
 Federal Home Loan Bank, 0.00%, 8/15/22                                                         17,500,000    2,798,828
 Federal Home Loan Bank, 0.00%, 1/23/23                                                         10,000,000    1,712,610
 FICO Strips, 0.00%, 11/11/01                                                                    3,876,000    3,201,033
 FICO Strips, 0.00%, 03/07/02                                                                   10,000,000    8,107,100
 FICO Strips, 0.00%, 5/11/02                                                                     1,925,000    1,544,891
 FICO Strips, 0.00%, 5/11/13                                                                    10,000,000    4,094,500
 FICO Strips, Series 1, 0.00%, 5/11/99                                                          10,000,000    9,524,500
 FICO Strips, Series 1, 0.00%, 5/11/09                                                           1,758,000      924,240
 FICO Strips, Series 13, 0.00%, 6/27/09                                                         11,024,000    5,750,956
 FICO Strips, Series 16, 0.00%, 4/05/09                                                          3,202,000    1,694,185
 FICO Strips, Series 16, 0.00%, 10/05/10                                                         4,745,000    2,283,161
 FICO Strips, Series A, 0.00%, 2/08/09                                                           2,060,000    1,100,946
 FICO Strips, Series D, 0.00%, 9/26/01                                                           7,000,000    5,822,544
 Housing Urban Development, Series 96-A, 7.63%, 8/01/14                                          5,000,000    5,458,045
 Housing Urban Development, Series 96-A, 7.66%, 8/01/15                                          5,000,000    5,456,800
 Small Business Administration, 6.45%, 12/01/15                                                  4,327,415    4,391,591
 Small Business Administration, 6.70%, 12/01/16                                                  4,658,789    4,778,334
 Small Business Administration, 6.85%, 7/01/17                                                   4,897,198    5,050,236
 Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly,
  8.10%, 6/25/19                                                                                 6,382,053    6,764,977
 Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly,
  8.375%, 3/25/18                                                                                7,398,681    7,935,086
 Student Loan Marketing Association, 0.00%, 5/15/14                                             15,000,000    4,457,250
 Tennessee Valley Authority, 0.00%, 4/15/03                                                     10,000,000    7,655,460
 Tennessee Valley Authority, 0.00%, 4/15/42                                                      6,000,000    2,597,040
 Tennessee Valley Authority, 0.00%, 7/15/43                                                      7,000,000    4,947,320
 Tennessee Valley Authority, 5.88%, 4/01/36                                                      5,000,000    5,105,270
 Tennessee Valley Authority, 6.125%, 7/15/03                                                     5,000,000    5,021,080
 Tennessee Valley Authority, 6.235%, 7/15/45                                                    19,249,000   19,875,728
 Tennessee Valley Authority, 7.25%, 7/15/43                                                     10,000,000   10,577,420
 Tennessee Valley Authority, 8.625%, 11/15/29                                                   12,000,000   12,964,944
                                                                                                              ---------
 Total Other Agency Securities (Cost $161,507,328)                                                          171,748,210
                                                                                                              ---------
 U.S. Government Securities .9%
 U.S. Treasury Strips, 0.00%, 2/15/19                                                           20,000,000    6,175,160
                                                                                                              ---------
 Total U.S. Government Securities (Cost $5,414,296)                                                           6,175,160
                                                                                                              ---------
 Total Long Term Investments (Cost $658,442,985)                                                            685,620,805
                                                                                                              ---------
fRepurchase Agreement 3.3%
 Joint Repurchase Agreement, 5.614%, 07/01/98, (Maturity $23,131,728) (Cost $23,128,121)      $23,128,121 $ 23,128,121
  BancAmerica Robertson Stephens ( Maturity Value $2,210,468)
  Barclays Capital, Inc. (Maturity Value $2,210,468)
  Bear, Stearns & Co., Inc. (Maturity Value $1,205,394)
  BT Alex Brown, Inc. (Maturity Value $2,032,122)
  Chase Securities, Inc. (Maturity Value $2,210,468)
  CIBC Oppenheimer Corp. (Maturity Value $2,210,468)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,210,468)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,210,468)
  Greenwich Capital Markets, Inc. (Maturity Value $2,210,468)
  Paribas Corp. (Maturity Value $2,210,468)
  SBC Warburg Dillon Read, Inc. (Maturity Value $2,210,468)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $681,571,106) 99.9%                                                                708,748,926
 Other Assets, less Liabilities .1%                                                                             922,421
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $709,671,347
                                                                                                              =========






fSee Note 1(c) regarding joint repurchase agreement.
hSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

 Value Securities Fund                                                                                SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks 98.5%
 Commercial Services 1.7%
aKevco, Inc.                                                                                            200     $ 4,413
aRush Enterprises, Inc.                                                                               1,200      12,450
 Unisource Worldwide, Inc.                                                                            2,000      21,625
                                                                                                              ---------
                                                                                                                 38,488
                                                                                                              ---------
 Consumer Durables 9.1%
aAcorn Products, Inc.                                                                                 2,000      14,000
aCannondale Corp.                                                                                     2,400      32,100
 D.R. Horton, Inc.                                                                                      100       2,088
aEKCO Group, Inc.                                                                                     2,000      15,750
 Engle Homes, Inc.                                                                                      200       3,125
 Flexsteel Industries, Inc.                                                                           1,000      14,000
 M/I Schottenstein Homes, Inc.                                                                        1,000      21,625
 Mattel, Inc.                                                                                         1,600      67,700
aRockShox, Inc.                                                                                       3,600      14,400
aSola International, Inc.                                                                               300       9,806
aTBC Corp.                                                                                            1,400       9,275
                                                                                                              ---------
                                                                                                                203,869
                                                                                                              ---------
 Consumer Non-Durables 8.5%
 DIMON, Inc.                                                                                          6,000      67,500
aRidgeview, Inc.                                                                                        700       4,200
 Schweitzer-Mauduit International, Inc.                                                               2,000      58,000
aStandard Commercial Corp.                                                                            5,000      55,000
aTropical Sportswear International Corp.                                                                200       4,250
                                                                                                              ---------
                                                                                                                188,950
                                                                                                              ---------
 Electronic Technology 16.5%
aAlliant Techsystems, Inc.                                                                              800      50,600
 Astro-Med, Inc.                                                                                        600       4,575
aDunn Computer Corp.                                                                                  1,200       9,900
 Elbit Systems, Ltd. (Israel)                                                                         1,800      23,288
aESCO Electronics Corp.                                                                                 600      11,400
aHurco Companies, Inc.                                                                                  800       5,800
aKomag, Inc.                                                                                          5,000      26,719
aLadish Co., Inc.                                                                                     7,000      87,500
aNCR Corp.                                                                                            1,500      48,750
aRadiSys Corporation                                                                                    500      10,750
aRead-Rite Corp.                                                                                      4,000      36,250
aSPACEHAB, Inc.                                                                                       1,500      17,344
aSpectraLink Corp.                                                                                      600       2,625
aSpeedFam International, Inc.                                                                         1,200      22,125
aTrident Microsystems, Inc.                                                                             600       3,188
 United Industrial Corp.                                                                                600       7,800
                                                                                                              ---------
                                                                                                                368,614
                                                                                                              ---------
 Energy Minerals 4.3%
aNuevo Energy Co.                                                                                     3,000      96,375
                                                                                                              ---------
 Finance 15.3%
aAcceptance Insurance Companies, Inc.                                                                 1,500      36,844
aAmerican Safety Insurance Group, Ltd.                                                                3,100      36,425
 Household International, Inc.                                                                        1,400      69,650
aPBOC Holdings Inc.                                                                                   2,000      27,625
 Penn-America Group, Inc.                                                                             2,500      33,750
 Presidential Life Corp.                                                                                100       2,138
aProfessionals Insurance Co. Management Group                                                           300      11,250
aThe Seibels Bruce Group, Inc.                                                                        2,000      14,750
aSymons International Group, Inc.                                                                       500       9,375
 Finance (cont.)
 The Centris Group, Inc.                                                                              4,500    $ 55,688
 The PMI Group, Inc.                                                                                    600      44,025
                                                                                                              ---------
                                                                                                                341,520
                                                                                                              ---------
 Health Services .4%
aCohr, Inc.                                                                                           1,600       8,200
                                                                                                              ---------
 Health Technology 4.0%
aDepoTech Corp.                                                                                         900       1,406
aMatrix Pharmaceutical, Inc.                                                                            800       3,500
aOrthoLogic Corp.                                                                                     2,500      12,813
 The West Company, Inc.                                                                               2,500      70,781
                                                                                                              ---------
                                                                                                                 88,500
                                                                                                              ---------
 Industrial Services 16.7%
aAtwood Oceanics, Inc.                                                                                  400      15,925
 Butler Manufacturing Co.                                                                             2,000      68,125
aCliffs Drilling Co.                                                                                  3,000      98,438
 ENSCO International, Inc.                                                                            4,000      69,500
aPerini Corp.                                                                                         4,000      34,250
aRowan Companies, Inc.                                                                                4,500      87,469
                                                                                                              ---------
                                                                                                                373,707
                                                                                                              ---------
 Non-Energy Minerals 3.4%
aLone Star Technologies, Inc.                                                                         5,000      76,250
                                                                                                              ---------
 Process Industries 1.6%
 Hanna (M.A.) Co.                                                                                       600      10,988
 Myers Industries, Inc.                                                                                 300       7,200
 Oil-Dri Corporation of America                                                                         600       8,663
 Tuscarora Incorporated                                                                                 500       7,938
                                                                                                              ---------
                                                                                                                 34,789
                                                                                                              ---------
 Producer Manufacturing 6.7%
aAtchison Casting Corp.                                                                                 100       1,788
 Commercial Intertech Corp.                                                                             400       7,250
 Commonwealth Industries, Inc.                                                                        2,000      20,000
aDenison International PLC, ADR (United Kingdom)                                                      1,200      23,700
 EASCO, Inc.                                                                                            400       4,025
 Flowserve Corp.                                                                                        200       4,925
aGlobal Industrial Technologies, Inc.                                                                   600       8,625
 Haskel International, Inc., Class A                                                                    600       6,000
 JLG Industries, Inc.                                                                                 1,400      28,350
aKeystone Consolidated Industries, Inc.                                                                 600       7,125
 Patrick Industries, Inc.                                                                               500       7,625
 Watts Industries, Inc., Class A                                                                      1,500      31,313
                                                                                                              ---------
                                                                                                                150,726
                                                                                                              ---------
 Retail Trade 1.5%
aBrookstone, Inc.                                                                                       800      12,000
aDuckwall-Alco Stores, Inc.                                                                             400       7,000
 Haverty Furniture Companies, Inc.                                                                      100       2,213
aSyms Corp.                                                                                             900      12,825
                                                                                                              ---------
                                                                                                                 34,038
                                                                                                              ---------
 Technology Services 2.6%
aInterlink Computer Sciences, Inc.                                                                      600       2,100
aManchester Equipment Co., Inc.                                                                         800       3,150
 The Reynolds & Reynolds Co., Class A                                                                 1,500      27,281
aUltrak, Inc.                                                                                         3,000      25,500
                                                                                                              ---------
                                                                                                                 58,031
                                                                                                              ---------
 Transportation 6.2%
aConrad Industries, Inc.                                                                              1,300    $ 14,781
aFritz Companies, Inc.                                                                                  400       5,350
 Kenan Transport Co.                                                                                    800      27,500
aMotor Cargo Industries, Inc.                                                                           800       8,650
 Tidewater, Inc.                                                                                      2,500      82,500
                                                                                                              ---------
                                                                                                                138,788
                                                                                                              ---------
 Total Long Term Investments (Cost $2,302,609)                                                                2,200,838
                                                                                                              ---------


                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                     -----------
fRepurchase Agreement 25.4%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $568,359) (Cost $568,270)             $568,270     568,270
  BancAmerica Robertson Stephens (Maturity Value $54,312)
  Barclays Capital, Inc. (Maturity Value $54,312)
  Bear, Stearns & Co., Inc. (Maturity Value $29,619)
  BT Alex Brown, Inc. (Maturity Value $49,932)
  Chase Securities, Inc. (Maturity Value $54,312)
  CIBC Oppenheimer Corp. (Maturity Value $54,312)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $54,312)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $54,312)
  Greenwich Capital Markets, Inc. (Maturity Value $54,312)
  Paribas Corp. (Maturity Value $54,312)
  SBC Warburg Dillon Read, Inc. (Maturity Value $54,312)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $2,870,879) 123.9%                                                                   2,769,108
 Other Assets, less Liabilities (23.9%)                                                                        (535,637)
                                                                                                              ---------
 Net Assets 100.0%                                                                                           $2,233,471
                                                                                                              =========






aNon-income producing.
fSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                 PRINCIPAL
 ZERO COUPON FUND - 2000                                                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 100.0%
 Government & Agency Securities 98.0%
 FHLB Strips, Series A-1, 0.00%, 2/25/01                                                       $ 7,567,000  $ 6,537,532
 FHLB Strips, Series A-1, 0.00%, 8/25/01                                                         2,884,000    2,420,879
 FHLB Strips, Series A-1, 0.00%, 2/25/02                                                           465,000      379,570
 FHLMC, 0.00%, 5/15/00                                                                          16,175,000   14,596,595
 FICO Strips, 0.00%, 10/06/00                                                                    6,200,000    5,453,793
 FICO Strips, Series 1, 0.00%, 11/11/00                                                          1,139,000      996,433
 FICO Strips, Series 7, 0.00%, 2/03/01                                                           1,000,000      863,858
 FICO Strips, Series 12, 0.00%, 12/06/00                                                        17,390,000   15,154,272
 FICO Strips, Series 15, 0.00%, 9/07/00                                                            148,000      130,781
 FICO Strips, Series 17, 0.00%, 10/05/00                                                         5,875,000    5,168,666
 FICO Strips, Series D, 0.00%, 9/26/00                                                           4,965,000    4,374,518
 FNMA Strips, 0.00%, 11/22/99                                                                    3,800,000    3,517,261
 FNMA Strips, 0.00%, 8/12/01                                                                     3,000,000    2,517,192
 FNMA Strips, 0.00%, 2/12/02                                                                     1,000,000      815,627
 FNMA Strips, Series 1, 0.00%, 2/12/00                                                             500,000      456,907
 FNMA Strips, Series 1, 0.00%, 2/01/01                                                           1,875,000    1,622,657
 FNMA Strips, Series 1, 0.00%, 2/01/02                                                           1,000,000      817,035
 REFCO Strips, 0.00%, 1/15/01                                                                    9,195,000    8,009,443
 Chattanooga Valley, Tennessee Valley Authority, 0.00%, 1/01/01                                     65,000       56,226
 Tennessee Valley Authority, 0.00%, 7/15/00                                                      3,320,000    2,965,680
 Tennessee Valley Authority, 0.00%, 10/15/00                                                     2,500,000    2,202,040
 Tennessee Valley Authority, 0.00%, 4/15/01                                                     10,500,000    8,994,216
 Tennessee Valley Authority, 0.00%, 4/15/02                                                      1,000,000      809,718
 U.S. Treasury Strips, Series QO, 0.00%, 11/15/00                                                1,110,375      972,446
 U.S. Treasury Strips, Series QO, 0.00%, 2/15/01                                                 2,778,750    2,399,534
 U.S. Treasury Strips, Series SO, 0.00%, 2/15/01                                                 6,560,000    5,686,477
                                                                                                              ---------
                                                                                                             97,919,356
                                                                                                              ---------
 Other Securities - "AAA" Rated 2.0%
 InterAmerican Development Bank, 0.00%, 12/16/00                                                   220,000      191,237
 International Bank Reconstruction and Development, 0.00%, 2/15/00                                 405,000      370,176
 International Bank Reconstruction and Development, 0.00%, 8/15/00                                 945,000      839,579
 International Bank Reconstruction and Development, 0.00%, 2/15/01                                 735,000      634,994
                                                                                                              ---------
                                                                                                              2,035,986
                                                                                                              ---------
 Total Long Term Investments (Cost $95,148,931)                                                              99,955,342
                                                                                                              ---------
fRepurchase Agreement .1%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $78,056) (Cost $78,044)                78,044       78,044
  BancAmerica Robertson Stephens (Maturity Value $7,459)
  Barclays Capital, Inc. (Maturity Value $7,459)
  Bear, Stearns & Co., Inc. (Maturity Value $4,068)
  BT Alex Brown, Inc. (Maturity Value $6,857)
  Chase Securities, Inc. (Maturity Value $7,459)
  CIBC Oppenheimer Corp. (Maturity Value $7,459)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $7,459)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $7,459)
  Greenwich Capital Markets, Inc. (Maturity Value $7,459)
  Paribas Corp. (Maturity Value $7,459)
  SBC Warburg Dillon Read, Inc. (Maturity Value $7,459)
 Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $95,226,975) 100.1%                                                                100,033,386
 Other Assets, less Liabilities (.1%)                                                                          (144,907)
                                                                                                              ---------
 Net Assets 100.0%                                                                                         $ 99,888,479
                                                                                                              =========






fSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                  PRINCIPAL
 ZERO COUPON FUND - 2005                                                                           AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 99.7%
 Government & Agency Securities 95.7%
 FHLB Strips, Series A-1, 0.00%, 8/25/02                                                        $ 1,000,000   $ 795,021
 FHLB Strips, Series A-1, 0.00%, 2/25/04                                                            800,000     583,000
 FHLB Strips, Series A-1P, 0.00%, 2/25/04                                                         9,110,000   6,638,913
 FICO Strips, 0.00%, 10/06/05                                                                    11,400,000   7,487,896
 FICO Strips, Series 1, 0.00%, 5/11/05                                                            3,500,000   2,353,463
 FICO Strips, Series 1, 0.00%, 11/11/05                                                             829,000     541,492
 FICO Strips, Series 2, 0.00%, 11/02/05                                                           3,509,000   2,295,258
 FICO Strips, Series 12, 0.00%, 12/06/05                                                         11,055,000   7,189,277
 FICO Strips, Series 13, 0.00%, 12/27/05                                                          2,755,000   1,785,105
 FICO Strips, Series 15, 0.00%, 9/07/05                                                           2,620,000   1,728,912
 FICO Strips, Series 19, 0.00%, 12/06/05                                                         10,000,000   6,503,190
 FICO Strips, Series D, 0.00%, 9/26/05                                                            6,799,000   4,473,212
 FICO Strips, Series F, 0.00%, 3/26/05                                                            5,000,000   3,386,765
 FNMA Strips, 0.00%, 2/12/08                                                                        120,000      68,739
 FNMA Strips, Series 1, 0.00%, 8/01/04                                                              450,000     318,469
 FNMA Strips, Series 1, 0.00%, 2/12/05                                                            1,000,000     684,790
 FNMA Strips, Series 1, 0.00%, 8/12/05                                                              875,000     582,068
 FNMA Strips, Series 1, 0.00%, 2/01/06                                                            4,307,000   2,784,631
 FNMA Strips, Series 1, 0.00%, 2/12/06                                                              250,000     161,319
 FNMA Strips, Series 1, 0.00%, 2/01/08                                                            1,730,000     993,062
 FNMA Strips, Series 2, 0.00%, 2/01/05                                                            6,000,000   4,116,234
 FNMA Strips, Series 9, 0.00%, 8/01/06                                                              530,000     332,725
 REFCO Strips, 0.00%, 1/15/06                                                                     6,500,000   4,271,098
 REFCO Strips, Series R, 0.00%, 4/15/06                                                           3,000,000   1,941,570
 Tennessee Valley Authority, 0.00%, 10/15/04                                                      6,200,000   4,355,747
 Tennessee Valley Authority, 0.00%, 4/15/05                                                       2,260,000   1,541,229
 Tennessee Valley Authority, 0.00%, 10/15/05                                                      1,000,000     662,768
 U.S. Treasury Strips, 0.00%, 2/15/06                                                             9,500,000   6,248,985
                                                                                                              ---------
                                                                                                             74,824,938
                                                                                                              ---------
 Other Securities - "AAA" Rated 4.0%
 Exxon Corp., 0.00%, 11/15/04                                                                     1,500,000   1,042,175
 International Bank for Reconstruction and Development, 0.00%, 2/15/07                              541,000     327,102
 International Bank for Reconstruction and Development, 0.00%, 8/15/07                            2,500,000   1,465,348
 International Bank for Reconstruction and Development, Series 2, 0.00%, 2/15/07                    459,000     276,912
                                                                                                              ---------
                                                                                                              3,111,537
                                                                                                              ---------
 Total Long Term Investments (Cost $67,743,636)                                                              77,936,475
                                                                                                              ---------
fRepurchase Agreement .4%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $295,699) (Cost $295,653)              295,653     295,653
  BancAmerica Robertson Stephens (Maturity Value $28,257)
  Barclays Capital, Inc. (Maturity Value $28,257)
  Bear, Stearns & Co., Inc. (Maturity Value $15,409)
  BT Alex Brown, Inc. (Maturity Value $25,977)
  Chase Securities, Inc. (Maturity Value $28,257)
  CIBC Oppenheimer Corp. (Maturity Value $28,257)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $28,257)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $28,257)
  Greenwich Capital Markets, Inc. (Maturity Value $28,257)
  Paribas Corp. (Maturity Value $28,257)
  SBC Warburg Dillon Read, Inc. (Maturity Value $28,257)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $68,039,289) 100.1%                                                                 78,232,128
 Other Assets, less Liabilities (.1%)                                                                           (77,973)
                                                                                                              ---------
 Net Assets 100.0%                                                                                          $78,154,155
                                                                                                              =========






fSee Note 1 (c) regarding joint repurchase agreement



FRANKLIN VALUEMARK FUNDS

Statement of Investments, June 30, 1998 (unaudited)

                                                                                                  PRINCIPAL
 ZERO COUPON FUND - 2010                                                                           AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 Long Term Investments 98.7%
 Government & Agency Securities 92.7%
 FICO Strips, 0.00%, 10/06/10                                                                   $ 4,040,000 $ 1,943,612
 FICO Strips, Series 1, 0.00%, 11/11/10                                                          16,246,000   7,767,261
 FICO Strips, Series 3, 0.00%, 5/30/10                                                            2,000,000     984,198
 FICO Strips, Series 4, 0.00%, 10/06/10                                                           1,528,000     735,109
 FICO Strips, Series 8, 0.00%, 8/03/10                                                            3,021,000   1,469,720
 FICO Strips, Series 11, 0.00%, 2/08/11                                                           2,837,000   1,336,726
 FICO Strips, Series 12, 0.00%, 6/06/09                                                           4,550,000   2,381,857
 FICO Strips, Series 12, 0.00%, 12/06/10                                                          7,500,000   3,570,555
 FICO Strips, Series 19, 0.00%, 6/06/10                                                           3,000,000   1,474,527
 FICO Strips, Series 19, 0.00%, 12/06/10                                                          2,080,000     990,234
 FICO Strips, Series A, 0.00%, 8/08/10                                                            7,000,000   3,402,497
 FICO Strips, Series D, 0.00%, 3/26/10                                                              860,000     428,028
 FICO Strips, Series D, 0.00%, 9/26/10                                                              860,000     414,496
 FNMA Strips, 0.00%, 8/12/09                                                                      1,975,000   1,031,450
 FNMA Strips, Series 1, 0.00%, 2/01/10                                                            5,000,000   2,535,300
 FNMA Strips, Series 1, 0.00%, 8/01/10                                                            8,250,000   4,052,945
 FNMA Strips, Series 1, 0.00%, 8/12/10                                                            1,230,000     603,089
 FNMA Strips, Series 1, 0.00%, 2/01/11                                                            4,450,000   2,119,766
 FNMA, sub. deb., 0.00%, 2/01/12                                                                  3,281,000   1,469,626
 REFCO Strips, 0.00%, 10/15/10                                                                   20,000,000   9,885,600
 REFCO Strips, 0.00%, 1/15/11                                                                     8,000,000   3,896,584
 SLMA, 0.00%, 5/15/14                                                                             8,650,000   2,570,348
 Tennessee Valley Authority, 0.00%, 1/01/10                                                         412,000     203,578
 Tennessee Valley Authority, 0.00%, 4/15/10                                                      12,000,000   6,042,792
 Tennessee Valley Authority, 0.00%, 10/15/10                                                      1,320,000     643,714
 Tennessee Valley Authority, 0.00%, 4/15/11                                                       9,525,000   4,506,535
 Tennessee Valley Authority, 0.00%, 10/15/11                                                      7,295,000   3,343,889
 U.S. Treasury Strips, 0.00%, 11/15/10                                                           18,250,000   9,093,957
                                                                                                              ---------
                                                                                                             78,897,993
                                                                                                              ---------
 Other Securities - "AAA" Rated 6.0%
 International Bank for Reconstruction and Development, 0.00%, 2/15/11                            1,392,000     652,713
 International Bank for Reconstruction and Development, 0.00%, 2/15/12                            2,800,000   1,232,198
 International Bank for Reconstruction and Development, 0.00%, 2/15/13                            3,287,000   1,359,292
 International Bank for Reconstruction and Development, 0.00%, 8/15/13                            4,100,000   1,642,365
 International Bank for Reconstruction and Development, Series 2, 0.00%, 2/15/11                    500,000     234,452
                                                                                                              ---------
                                                                                                              5,121,020
                                                                                                              ---------
 Total Long Term Investments (Cost $67,363,218)                                                              84,019,013
                                                                                                              ---------
fRepurchase Agreement 1.4%
 Joint Repurchase Agreement, 5.614%, 7/01/98 (Maturity Value $1,227,025) (Cost $1,226,834)        1,226,834   1,226,834
  BancAmerica Robertson Stephens (Maturity Value $117,255)
  Barclays Capital, Inc. (Maturity Value $117,255)
  Bear, Stearns & Co., Inc. (Maturity Value $63,938)
  BT Alex Brown, Inc. (Maturity Value $107,792)
  Chase Securities, Inc. (Maturity Value $117,255)
  CIBC Oppenheimer Corp. (Maturity Value $117,255)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $117,255)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $117,255)
  Greenwich Capital Markets, Inc. (Maturity Value $117,255)
  Paribas Corp. (Maturity Value $117,255)
  SBC Warburg Dillon Read, Inc. (Maturity Value $117,255)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ---------
 Total Investments (Cost $68,590,052) 100.1%                                                                 85,245,847
 Other Assets, less Liabilities (.1%)                                                                          (114,023)
                                                                                                              ---------
 Net Assets 100.0%                                                                                           85,131,824
                                                                                                              =========






fSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1998 (unaudited)


CURRENCY ABBREVIATIO
--------------------------------------
ARS  - Argentina Peso
AUD  - Australian Dollar
BEF  - Belgian Franc
CAD  - Canadian Dollar
DEM  - German Mark
DKK  - Danish Krone
FRF  - French Franc
GBP  - British Pound
ITL  - Italian Lira
MYR  - Malaysian Ringgit
NLG  - Dutch Guilder
NZD  - New Zealand Dollar
SEK  - Swedish Krone
ZAR  - South African Rand



FRANKLIN VALUEMARK FUNDS
Financial Statements

Statements of Assets and Liabilities
June 30, 1998 (unaudited)

                                                                  Global
                                                 Capital        Health Care   Global Utilities  Growth and         High
                                               Growth Fund    Securities Fund  Securities Fund  Income Fund     Income Fund
                                             --------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                          $ 95,551,270    $1,176,919     $ 847,647,901   $1,006,575,751    $485,929,512
                                             ================================================================================
  Value                                          122,748,639     1,226,868     1,063,621,448    1,303,224,399     497,728,002
 Repurchase agreements, at value and cost         30,144,097       904,014        33,452,813       73,890,452       9,192,905
 Cash                                                523,264        37,689         7,542,226          433,270           2,563
 Receivables:
  Investment securities sold                              --        18,305           801,080        5,104,169       1,961,104
Capital shares sold                                       --            --           296,777               --              --
Dividends and interest                                93,576            22         1,555,493        3,911,780       8,732,226
                                             --------------------------------------------------------------------------------
Total assets                                     153,509,576     2,186,898     1,107,269,837    1,386,564,070     517,616,800
                                             --------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                  2,611,546       324,298        15,437,010        4,421,908       2,750,000
  Capital shares redeemed                                 --            --           693,676               --              --
  Affiliates                                          85,824         4,710           418,908          528,412         209,016
 Other liabilities                                        --         5,650            49,391           36,500          23,504
                                             --------------------------------------------------------------------------------
Total liabilities                                  2,697,370       334,658        16,598,985        4,986,820       2,982,520
                                             --------------------------------------------------------------------------------
 Net assets, at value                           $150,812,206    $1,852,240    $1,090,670,852   $1,381,577,250    $514,634,280
                                             ================================================================================
Net assets consist of:
 Undistributed net investment income (loss)        $ 528,508      $ (2,993)     $ 18,899,785     $ 21,857,299    $ 24,021,958
 Net unrealized appreciation                      27,197,369        49,949       215,958,716      296,651,830      11,789,948
 Accumulated net realized gain (loss)               (407,103)       (5,356)       38,210,381       57,610,611       4,672,930
 Capital shares                                  123,493,432     1,810,640       817,601,970    1,005,457,510     474,149,444
                                             --------------------------------------------------------------------------------
 Net assets, at value                           $150,812,206    $1,852,240    $1,090,670,852   $1,381,577,250    $514,634,280
                                             ================================================================================
Shares outstanding                                10,052,192       183,568        55,697,057       69,742,260      37,660,255
                                             ================================================================================
Net asset value and maximum offering price per share
 (net asset value / shares outstanding)               $15.00        $10.09            $19.58           $19.81          $13.67
                                             ================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
June 30, 1998 (unaudited)

                                                  Income             Money      Mutual Discovery    Mutual Shares      Natural
                                              Securities Fund     Market Fund    Securities Fund   Securities Fund  Resources Fund
                                             --------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                        $1,156,939,669     $315,321,138      $247,901,768     $480,122,597    $72,236,849
                                             ======================================================================================
  Value                                        1,281,929,451      315,321,138       266,938,545      517,276,568     64,527,037
 Repurchase agreements, at value and cost         44,424,968       40,390,000                --               --      3,863,161
 Cash                                                     --              797         5,706,390        3,219,379        128,743
 Receivables:
  Investment securities sold                              --               --         4,272,856       32,281,670             --
  Capital shares sold                                     --          304,092         1,402,820          671,812             --
  Dividends and interest                          14,669,880          806,394           790,963        1,143,751         74,150
 Unrealized gain on forward exchange contracts
 (Note 6)                                                 --               --         1,083,759          885,638             --
 Deposits with brokers for securities sold short          --               --           173,759        1,090,973             --
                                             --------------------------------------------------------------------------------------
Total assets                                   1,341,024,299      356,822,421       280,369,092      556,569,791     68,593,091
                                             --------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                         --               --         6,261,891       22,611,097        122,627
  Capital shares redeemed                                 --        3,581,098            14,583           27,348             --
  Affiliates                                         515,336          131,705           184,124          334,706         34,123
 Securities sold short, at value+                         --               --           688,837        8,298,893             --
 Payable upon return of securities loaned (Note 10)       --               --                --               --      2,675,613
 Unrealized loss on forward exchange contracts
 (Note 6)                                                 --               --           913,658          627,324             --
 Other liabilities                                   130,912            9,670            35,145           30,263         20,770
                                             --------------------------------------------------------------------------------------
Total liabilities                                    646,248        3,722,473         8,098,238       31,929,631      2,853,133
                                             --------------------------------------------------------------------------------------
 Net assets, at value                         $1,340,378,051     $353,099,948      $272,270,854     $524,640,160    $65,739,958
                                             ======================================================================================
Net assets consist of:
 Undistributed net investment income            $ 45,734,245              $--       $ 2,297,788      $ 6,729,132      $ 442,826
 Net unrealized appreciation (depreciation)      124,869,192               --        19,199,251       36,731,946     (7,709,812)
 Accumulated net realized gain (loss)             12,616,252               --        11,378,131       13,856,472    (13,103,253)
 Capital shares                                1,157,158,362      353,099,948       239,395,684      467,322,610     86,110,197
                                             --------------------------------------------------------------------------------------
 Net assets, at value                         $1,340,378,051     $353,099,948      $272,270,854     $524,640,160    $65,739,958
                                             ======================================================================================
Shares outstanding                                79,517,278      353,099,948        20,692,108       40,798,117      6,315,134
                                             ======================================================================================
Net asset value and maximum offering price per share
 (net asset value / shares outstanding)               $16.86            $1.00            $13.16           $12.86         $10.41
                                             ======================================================================================


+Proceeds $681,210 and $7,618,556 for the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund respectively.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
June 30, 1998 (unaudited)

                                                                                                 Templeton
                                                                                                Developing       Templeton
                                                Real Estate         Rising        Small Cap       Markets      Global Asset
                                              Securities Fund   Dividends Fund      Fund        Equity Fund   Allocation Fund
                                            -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                          $292,057,700    $582,815,348     $289,282,883   $285,283,205    $83,662,793
                                            ===================================================================================
  Value                                          382,611,145     802,830,009      319,087,047    196,210,739     86,462,102
 Repurchase agreements, at value and cost          7,503,849      12,430,628       50,933,802             --      7,885,000
 Cash                                                166,718              --          486,907        511,699        835,250
 Receivables:
  Investment securities sold                              --       9,434,974        3,749,040      6,532,296             --
  Capital shares sold                                 59,349         207,665               --         35,375         47,633
  Dividends and interest                           2,105,675       1,117,266          262,896      1,175,025        894,731
 Unrealized gain on forward exchange contracts
 (Note 6)                                                 --              --               --             --         54,241
                                            -----------------------------------------------------------------------------------
Total assets                                     392,446,736     826,020,542      374,519,692    204,465,134     96,178,957
                                            -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                         --       4,582,066        1,344,596      1,991,084        833,011
  Capital shares redeemed                            294,017         291,373               --        168,633             --
  Affiliates                                         164,382         467,241          208,357        212,433         62,138
 Payable upon return of securities loaned (Note 10)       --              --       20,454,870             --             --
 Unrealized loss on forward exchange contracts
 (Note 6)                                                 --              --               --             --         44,202
 Other liabilities                                    12,993          17,312            8,459        181,043         58,836
                                            -----------------------------------------------------------------------------------
Total liabilities                                    471,392       5,357,992       22,016,282      2,553,193        998,187
                                            -----------------------------------------------------------------------------------
 Net assets, at value                           $391,975,344    $820,662,550     $352,503,410   $201,911,941    $95,180,770
                                            ===================================================================================
Net assets consist of:
 Undistributed net investment income             $ 7,830,560     $ 4,529,117        $ 540,810      $ 568,551    $ 1,810,587
 Net unrealized appreciation (depreciation)       90,553,445     220,014,661       29,804,164    (89,072,466)     2,813,693
 Accumulated net realized gain (loss)             11,056,711      45,541,863       10,149,843       (868,725)     3,717,632
 Capital shares                                  282,534,628     550,576,909      312,008,593    291,284,581     86,838,858
                                            -----------------------------------------------------------------------------------
 Net assets, at value                           $391,975,344    $820,662,550     $352,503,410   $201,911,941    $95,180,770
                                            ===================================================================================
Shares outstanding                                17,133,245      46,095,117       24,158,253     27,979,522      7,304,346
                                            ===================================================================================
Net asset value and maximum offering price per share
 (net asset value / shares outstanding)               $22.88          $17.80           $14.59          $7.22         $13.03
                                            ===================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
June 30, 1998 (unaudited)

                                                                                                      Templeton
                                                 Templeton         Templeton        Templeton       International     Templeton
                                                  Global         Global Income    International        Smaller         Pacific
                                                Growth Fund     Securities Fund    Equity Fund     Companies Fund    Growth Fund
                                              ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                          $631,200,273     $166,004,881     $ 717,265,279     $31,182,315     $200,944,341
                                              ====================================================================================
  Value                                          721,508,110      162,242,496       998,839,616      30,875,672       98,859,272
 Repurchase agreements, at value and cost         94,260,000        1,654,000       181,757,000       2,128,000        2,690,000
 Cash                                                125,775              779                --              --              556
 Receivables:
  Investment securities sold                              --               --        12,110,216         741,784               --
  Capital shares sold                                508,209            5,660                --          10,447           31,166
  Dividends and interest                           2,005,668        3,083,250         5,298,399         112,700          940,604
 Unrealized gain on forward exchange contracts
 (Note 6)                                                 --          462,269                --              --               --
                                              ------------------------------------------------------------------------------------
Total assets                                     818,407,762      167,448,454     1,198,005,231      33,868,603      102,521,598
                                              ------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                     14,889               --             2,249         289,871               --
  Capital shares redeemed                             41,250               89           556,760              --               --
  Affiliates                                         545,898           75,989           781,588          27,516           99,510
  Custodian fees                                      79,350           20,400           212,545              --           41,428
 Funds advanced by custodian                              --               --            88,234           7,016               --
 Unrealized loss on forward exchange contracts
 (Note 6)                                                 --          352,841                --              --               --
 Other liabilities                                    29,770           16,971            66,048           3,242           39,595
                                              ------------------------------------------------------------------------------------
Total liabilities                                    711,157          466,290         1,707,424         327,645          180,533
                                              ------------------------------------------------------------------------------------
 Net assets, at value                           $817,696,605     $166,982,164    $1,196,297,807     $33,540,958     $102,341,065
                                              ====================================================================================
Net assets consist of:
 Undistributed net investment income             $ 8,203,678      $ 4,949,623      $ 15,349,556       $ 406,128     $ (1,438,016)
 Net unrealized appreciation (depreciation)       90,307,837       (3,672,540)      281,574,337        (306,643)    (102,085,069)
 Accumulated net realized gain (loss)             42,123,420       (3,410,263)        7,979,557        (927,503)     (10,583,751)
 Capital shares                                  677,061,670      169,115,344       891,394,357      34,368,976      216,447,901
                                              ------------------------------------------------------------------------------------
 Net assets, at value                           $817,696,605     $166,982,164    $1,196,297,807     $33,540,958     $102,341,065
                                              ====================================================================================
Shares outstanding                                55,498,710       13,533,589        71,772,191       3,129,151       16,084,048
                                              ====================================================================================
Net asset value and maximum offering price per share
 (net asset value / shares outstanding)               $14.73           $12.34            $16.67          $10.72            $6.36
                                              ====================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
June 30, 1998 (unaudited)

                                                     U.S.
                                                  Government           Value        Zero Coupon    Zero Coupon    Zero Coupon
                                                Securities Fund   Securities Fund   Fund - 2000    Fund - 2005    Fund - 2010
                                             -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost                                               $658,442,985     $2,302,609      $95,148,931    $67,743,636     $67,363,218
                                             ===================================================================================
Value                                               685,620,805      2,200,838       99,955,342     77,936,475      84,019,013
 Repurchase agreements, at value and cost            23,128,121        568,270           78,044        295,653       1,226,834
 Cash                                                     8,168          2,748               --             --              --
 Receivables:
Investment securities sold                            5,053,474          1,009               --             --              --
Capital shares sold                                      76,879             --               --         16,102          22,539
Dividends and interest                                5,277,556            477               --             --              --
                                             -----------------------------------------------------------------------------------
Total assets                                        719,165,003      2,773,342      100,033,386     78,248,230      85,268,386
                                             -----------------------------------------------------------------------------------
Liabilities:
 Payables:
Investments securities purchased                      8,512,396        538,060               --             --              --
Capital shares redeemed                                 666,055             --          108,936         69,298          62,880
Affiliates                                              282,476            779           31,158         24,304          17,115
Other liabilities                                        32,729          1,032            4,813            473          56,567
                                             -----------------------------------------------------------------------------------
Total liabilities                                     9,493,656        539,871          144,907         94,075         136,562
                                             -----------------------------------------------------------------------------------
 Net assets, at value                              $709,671,347     $2,233,471      $99,888,479    $78,154,155     $85,131,824
                                             ===================================================================================
Net assets consist of:
 Undistributed net investment income               $ 23,071,559        $ 3,061      $ 3,417,218    $ 2,271,686     $ 2,387,340
 Net unrealized appreciation (depreciation)          27,177,820       (101,771)       4,806,411     10,192,839      16,655,795
 Accumulated net realized gain (loss)               (14,797,437)        (7,943)       1,332,398        287,268       2,019,913
 Capital shares                                     674,219,405      2,340,124       90,332,452     65,402,362      64,068,776
                                             -----------------------------------------------------------------------------------
 Net assets, at value                              $709,671,347     $2,233,471      $99,888,479    $78,154,155     $85,131,824
                                             ===================================================================================
Shares outstanding                                   52,997,065        244,472        7,018,055      4,729,245       4,793,406
                                             ===================================================================================
Net asset value and maximum offering price per share
 (net asset value / shares outstanding)                  $13.39          $9.14           $14.23         $16.53         $17.76
                                             ===================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Operations
for the six months ended June 30, 1998 (unaudited)

                                                                   Global
                                                  Capital        Health Care    Global Utilities   Growth and      High
                                                Growth Fund    Securities Fund* Securities Fund   Income Fund   Income Fund
                                             --------------------------------------------------------------------------------
Investment income:+
 Dividends                                        $ 429,281          $ 22        $20,883,866     $23,562,249     $ 186,420
 Interest                                           586,574         3,654            823,414       2,362,497    24,645,986
 Other                                                   --            --                 --              --       621,139
                                             --------------------------------------------------------------------------------
Total investment income                           1,015,855         3,676         21,707,280      25,924,746    25,453,545
                                             --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                           475,396           810          2,596,838       3,233,318     1,270,725
 Administrative fees (Note 3)                            --           203                 --              --            --
 Custodian fees                                         386         3,197             44,221          17,381         6,001
 Reports to shareholders                              3,961           996             92,287         104,975        39,271
 Professional fees                                    1,852           567             13,985          15,096         8,364
 Trustees' fees and expenses                            340            66              3,468           4,087         1,515
 Other                                                  870           830              4,737           6,590         4,962
                                             --------------------------------------------------------------------------------
Total expenses                                      482,805         6,669          2,755,536       3,381,447     1,330,838
                                             --------------------------------------------------------------------------------
 Net investment income (loss)                       533,050        (2,993)        18,951,744      22,543,299    24,122,707
                                             --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                      (212,560)       (5,356)        38,272,508      57,744,552     4,693,257
  Foreign currency transactions                          --            --             18,377         (12,472)       (9,642)
                                             --------------------------------------------------------------------------------
Net realized gain (loss)                           (212,560)       (5,356)        38,290,885      57,732,080     4,683,615
 Net unrealized appreciation (depreciation) on:
  Investments                                    13,979,113        49,949         12,548,130      (7,673,496)   (9,173,707)
  Translation of assets and liabilities denominated
 in foreign currencies                                   --            --            (12,468)         12,937         5,157
                                             --------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       13,979,113        49,949         12,535,662      (7,660,559)   (9,168,550)
                                             --------------------------------------------------------------------------------
Net realized and unrealized gain (loss)          13,766,553        44,593         50,826,547      50,071,521    (4,484,935)
                                             --------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations                     $14,299,603       $41,600        $69,778,291     $72,614,820   $19,637,772
                                             ================================================================================


*For the period May 1, 1998 (effective date) to June 30, 1998.
+Net of foreign taxes of $240,204 for the Growth and Income Fund.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended June 30, 1998 (unaudited)

                                                    Income           Money    Mutual Discovery   Mutual Shares      Natural
                                                Securities Fund   Market Fund  Securities Fund  Securities Fund  Resources Fund
                                             -------------------------------------------------------------------------------------
Investment income:+
 Dividends                                         $15,694,890          $--      $ 2,576,784     $ 5,543,463      $ 450,216
 Interest                                           34,253,211    9,684,414        1,349,156       3,514,637        248,415
                                             -------------------------------------------------------------------------------------
Total investment income                             49,948,101    9,684,414        3,925,940       9,058,100        698,631
                                             -------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                            3,213,226      900,476          951,673       1,403,263        228,247
 Administrative fees (Note 3)                               --           --          175,450         330,614             --
 Custodian fees                                         55,714        2,760           71,558          38,132          8,418
 Reports to shareholders                               153,896       36,666            9,800          16,380          6,907
 Registration and filing fees                               15           --              200             200             --
 Professional fees                                      23,609        6,480              200           1,100          2,148
 Trustees' fees and expenses                             4,926        1,416              100             300            250
 Other                                                   9,211        2,889            1,157           5,290          2,939
                                             -------------------------------------------------------------------------------------
Total expenses                                       3,460,597      950,687        1,210,138       1,795,279        248,909
Expenses waived/paid by affiliate (Note 3)                  --     (174,319)              --              --             --
                                             -------------------------------------------------------------------------------------
Net expenses                                         3,460,597      776,368        1,210,138       1,795,279        248,909
                                             -------------------------------------------------------------------------------------
 Net investment income                              46,487,504    8,908,046        2,715,802       7,262,821        449,722
                                             -------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                       12,763,145         (371)      10,209,885      13,834,192     (6,653,093)
  Foreign currency transactions                       (104,527)          --        1,635,884         452,788        (15,387)
                                             -------------------------------------------------------------------------------------
Net realized gain (loss)                            12,658,618         (371)      11,845,769      14,286,980     (6,668,480)
 Net unrealized appreciation (depreciation) on:
  Investments                                      (40,938,637)          --        8,548,873      11,552,403        820,539
  Translation of assets and liabilities denominated
 in foreign currencies                                (108,311)          --         (955,445)       (428,374)             3
                                             -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         (41,046,948)          --        7,593,428      11,124,029        820,542
                                             -------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (28,388,330)        (371)      19,439,197      25,411,009     (5,847,938)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                         $18,099,174   $8,907,675      $22,154,999     $32,673,830    $(5,398,216)
                                             =====================================================================================


+Net of  foreign  taxes  of  $46,738,  $306,072,  and  $210,067  for the  Income
Securities  Fund, the Mutual  Discovery  Securities  Fund, and the Mutual Shares
Securities Fund, respectively.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended June 30, 1998 (unaudited)

                                                                                                Templeton
                                                                                               Developing         Templeton
                                                Real Estate       Rising         Small Cap       Markets        Global Asset
                                              Securities Fund  Dividends Fund      Fund        Equity Fund     Allocation Fund
                                            ------------------------------------------------------------------------------------
Investment income:+
 Dividends                                      $ 9,425,758     $ 6,961,154      $ 872,917     $ 3,936,716      $1,095,750
 Interest                                           690,435         547,143      1,040,333         574,008       1,427,514
                                            ------------------------------------------------------------------------------------
Total investment income                          10,116,193       7,508,297      1,913,250       4,510,724       2,523,264
                                            ------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                         1,068,763       2,896,189      1,305,228       1,594,510         311,274
 Administrative fees (Note 3)                            --              --             --              --          71,832
 Custodian fees                                       2,279           3,669          2,266         212,084           2,000
 Reports to shareholders                             28,854          53,235         24,247          28,477           5,000
 Registration and filing fees                           948           3,379             --              --             350
 Professional fees                                    6,564          11,039          5,496          20,442           1,900
 Trustees' fees and expenses                          1,341           2,476          1,162             407             702
 Other                                                2,157           3,999          1,628              --              --
                                            ------------------------------------------------------------------------------------
Total expenses                                    1,110,906       2,973,986      1,340,027       1,855,920         393,058
                                            ------------------------------------------------------------------------------------
 Net investment income                            9,005,287       4,534,311        573,223       2,654,804       2,130,206
                                            ------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                    11,246,901      45,847,932     10,330,091       7,532,381       3,695,401
  Foreign currency transactions                          --              --        (36,347)       (343,584)         55,311
                                            ------------------------------------------------------------------------------------
Net realized gain                                11,246,901      45,847,932     10,293,744       7,188,797       3,750,712
 Net unrealized appreciation (depreciation) on:
  Investments                                   (39,746,686)    (10,480,013)     5,162,552     (55,866,517)     (3,350,376)
  Translation of assets and liabilities denominated
   in foreign currencies                                 --              --             --              --          (1,127)
                                            ------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      (39,746,686)    (10,480,013)     5,162,552     (55,866,517)     (3,351,503)
                                            ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (28,499,785)     35,367,919     15,456,296     (48,677,720)        399,209
                                            ------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                               $(19,494,498)    $39,902,230    $16,029,519    $(46,022,916)     $2,529,415
                                            ====================================================================================


+Net of foreign taxes of $14,289, $179,613 and $94,528 for the Small Cap Fund, the Templeton Developing Markets Equity Fund and the Templeton Global Asset
Allocation Fund, respectively.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended June 30, 1998 (unaudited)

                                                                                                  Templeton
                                                  Templeton        Templeton       Templeton     International    Templeton
                                                   Global        Global Income   International      Smaller        Pacific
                                                 Growth Fund    Securities Fund   Equity Fund   Companies Fund   Growth Fund
                                               -------------------------------------------------------------------------------
Investment income:+
 Dividends                                        $11,836,123         $ 243      $ 16,431,262      $550,854     $ 3,025,823
 Interest                                           3,066,004     6,712,505         5,682,706        63,270          27,921
                                               -------------------------------------------------------------------------------
Total investment income                            14,902,127     6,712,748        22,113,968       614,124       3,053,744
                                               -------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                           3,327,562       501,689         4,750,614       169,050         675,264
 Custodian fees                                       168,800        31,876           347,005        11,656          59,300
 Reports to shareholders                               50,576         7,000            98,000         1,050          26,000
 Registration and filing fees                              --        10,500             6,000           481           3,500
 Professional fees                                     12,081         3,700            20,500            --           4,400
 Trustees' fees and expenses                            1,517           600             3,200         1,100             850
 Other                                                     --         1,041             8,337            --           3,903
                                               -------------------------------------------------------------------------------
Total expenses                                      3,560,536       556,406         5,233,656       183,337         773,217
                                               -------------------------------------------------------------------------------
 Net investment income                             11,341,591     6,156,342        16,880,312       430,787       2,280,527
                                               -------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments                                      42,417,428    (1,041,540)        8,554,072      (631,478)    (10,364,554)
  Foreign currency transactions                      (198,250)      808,324          (313,027)      (40,684)        165,254
                                               -------------------------------------------------------------------------------
Net realized gain (loss)                           42,219,178      (233,216)        8,241,045      (672,162)    (10,199,300)
 Net unrealized appreciation (depreciation) on:
  Investments                                      11,319,144      (408,631)      122,892,824       971,086     (30,270,087)
  Translation of assets and liabilities denominated
   in foreign currencies                                   --      (696,979)               --        22,578              --
                                               -------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         11,319,144    (1,105,610)      122,892,824       993,664     (30,270,087)
                                               -------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            53,538,322    (1,338,826)      131,133,869       321,502     (40,469,387)
                                               -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                  $64,879,913    $4,817,516      $148,014,181      $752,289    $(38,188,860)
                                               ===============================================================================


+Net of foreign taxes of  $1,397,433,  $2,469,004,  $74,856 and $202,257 for the
Templeton Global Growth Fund,  Templeton  International  Equity Fund,  Templeton
International Smaller Companies Fund and the Templeton Pacific Growth Fund, respectively.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended June 30, 1998 (unaudited)

                                                    U.S.
                                                 Government          Value         Zero Coupon    Zero Coupon    Zero Coupon
                                               Securities Fund  Securities Fund*   Fund - 2000    Fund - 2005    Fund - 2010
                                             ---------------------------------------------------------------------------------
Investment income:
 Dividends                                               $--          $ 871               $--            $--            $--
 Interest                                         25,019,679          4,444         3,678,530      2,429,275      2,559,420
                                             ---------------------------------------------------------------------------------
Total investment income                           25,019,679          5,315         3,678,530      2,429,275      2,559,420
                                             ---------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                          1,762,160            973           324,150        239,434        260,283
 Custodian fees                                        3,883            244               537            512            426
 Reports to shareholders                              60,517            113             8,307          6,740          6,511
 Registration and filing fees                             --            263                --             --             --
 Professional fees                                    11,069            400             1,104          1,539          1,942
 Trustees' fees and expenses                           2,643             45               370            295            264
 Other                                                 6,658            216             1,807          2,654          2,259
                                             ---------------------------------------------------------------------------------
Total expenses                                     1,846,930          2,254           336,275        251,174        271,685
Expenses waived/paid by affiliate (Note 3)                --             --          (125,298)       (98,798)      (104,935)
                                             ---------------------------------------------------------------------------------
 Net Expenses                                      1,846,930          2,254           210,977        152,376        166,750
                                             ---------------------------------------------------------------------------------
  Net investment income                           23,172,749          3,061         3,467,553      2,276,899      2,392,670
                                             ---------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments           933,918         (7,943)        1,333,331        288,467      2,113,815
 Net unrealized appreciation (depreciation)
 on investments                                    1,494,802       (101,771)       (1,312,997)     1,096,350        854,649
                                             ---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            2,428,720       (109,714)           20,334      1,384,817      2,968,464
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                 $25,601,469      $(106,653)       $3,487,887     $3,661,716     $5,361,134
                                             =================================================================================


*For the period May 1, 1998 (effective date) to June 30,1998



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                                                           Global Health Care
                                                   Capital Growth Fund       Securities Fund   Global Utilities Securities Fund
                                               ----------------------------------------------------------------------------------
                                                   1998            1997           1998*            1998               1997
                                               ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                   $ 533,050       $ 538,149      $ (2,993)       $ 18,951,744      $ 42,454,900
  Net realized gain (loss) from investments
 and foreign currency transactions                (212,560)        (58,087)       (5,356)         38,290,885        61,850,100
  Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies              13,979,113      11,235,806        49,949          12,535,662       150,455,147
                                               ----------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                      14,299,603      11,715,868        41,600          69,778,291       254,760,147
 Distributions to shareholders from:
  Net investment income                           (539,187)       (109,761)           --         (42,481,848)      (54,348,880)
  Net realized gains                                    --              --            --         (61,944,426)      (75,198,357)
                                               ----------------------------------------------------------------------------------
 Total distributions to shareholders              (539,187)       (109,761)           --        (104,426,274)     (129,547,237)
 Capital share transactions (Note 2)            27,696,803      53,082,169     1,810,640          (4,585,266)     (197,599,129)
                                               ----------------------------------------------------------------------------------
Net increase (decrease) in net assets           41,457,219      64,688,276     1,852,240         (39,233,249)      (72,386,219)
Net assets:
 Beginning of period                           109,354,987      44,666,711            --       1,129,904,101     1,202,290,320
                                               ----------------------------------------------------------------------------------
 End of period                                $150,812,206    $109,354,987    $1,852,240      $1,090,670,852    $1,129,904,101
                                               ==================================================================================
Undistributed net investment income (loss)
 included in net assets
  End of period                                  $ 528,508       $ 534,645      $ (2,993)       $ 18,899,785      $ 42,429,889
                                               ==================================================================================


*For the period May 1, 1998 (effective date) to June 30,1998.



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                      Growth and Income Fund            High Income Fund           Income Securities Fund
                                   --------------------------------------------------------------------------------------------
                                        1998            1997         1998             1997           1998             1997
                                   --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income             $ 22,543,299   $ 42,540,625   $ 24,122,707    $ 44,024,339    $ 46,487,504    $ 102,082,393
  Net realized gain from
 investments and foreign
 currency transactions                57,732,080    102,492,523      4,683,615       2,599,594      12,658,618       24,171,050
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                   (7,660,559)   149,143,638     (9,168,550)      2,724,359     (41,046,948)      88,386,427
                                   --------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                           72,614,820    294,176,786     19,637,772      49,348,292      18,099,174      214,639,870
 Distributions to shareholders from:
  Net investment income              (43,569,458)   (39,059,424)   (44,113,848)    (37,006,747)   (102,762,929)     (99,613,761)
  Net realized gains                (102,500,145)   (37,881,070)    (2,617,950)     (1,213,933)    (24,268,308)     (21,398,124)
                                   --------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                      (146,069,603)   (76,940,494)   (46,731,798)    (38,220,680)   (127,031,237)    (121,011,885)
 Capital share transactions
  (Note 2)                           116,555,907     43,250,826     45,692,474      38,812,695      42,523,495      (37,500,786)
                                   --------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                        43,101,124    260,487,118     18,598,448      49,940,307     (66,408,568)      56,127,199
Net assets:
 Beginning of period               1,338,476,126  1,077,989,008    496,035,832     446,095,525   1,406,786,619    1,350,659,420
                                   --------------------------------------------------------------------------------------------
 End of period                    $1,381,577,250 $1,338,476,126   $514,634,280    $496,035,832  $1,340,378,051   $1,406,786,619
                                   ============================================================================================
Undistributed net investment income
 included in net assets
  End of period                     $ 21,857,299   $ 42,883,458   $ 24,021,958    $ 44,013,099    $ 45,734,245    $ 102,009,670
                                   ============================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                       Money Market Fund       Mutual Discovery Securities Fund   Mutual Shares Securities Fund
                                    ---------------------------------------------------------------------------------------------
                                      1998           1997            1998              1997           1998            1997
                                    ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income           $ 8,908,046     $ 20,721,147    $ 2,715,802      $ 2,280,806    $ 7,262,821     $ 4,433,846
  Net realized gain (loss) from
 investments and foreign
 currency transactions                   (371)              --     11,845,769        3,239,880     14,286,980       4,245,422
  Net unrealized appreciation on
 investments and translation of
 assets and liabilities denominated
 in foreign currencies                     --               --      7,593,428       11,417,973     11,124,029      25,039,574
                                    ---------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                         8,907,675       20,721,147     22,154,999       16,938,659     32,673,830      33,718,842
 Distributions to shareholders from:
  Net investment income            (8,907,675)     (20,721,147)    (3,306,778)         (49,403)    (5,124,853)        (87,831)
  Net realized gains                       --               --     (3,076,304)              --     (4,478,333)             --
                                    ---------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                     (8,907,675)     (20,721,147)    (6,383,082)         (49,403)    (9,603,186)        (87,831)
 Capital share transactions
  (Note 2)                        (14,349,191)     (41,480,674)    57,846,175      166,345,776    113,782,184     326,479,399
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                    (14,349,191)     (41,480,674)    73,618,092      183,235,032    136,852,828     360,110,410
Net assets:
 Beginning of period              367,449,139      408,929,813    198,652,762       15,417,730    387,787,332      27,676,922
                                    ---------------------------------------------------------------------------------------------
 End of period                   $353,099,948     $367,449,139   $272,270,854     $198,652,762   $524,640,160    $387,787,332
                                    =============================================================================================
Undistributed net investment income
 included in net assets
  End of period                           $--              $--    $ 2,297,788      $ 2,888,764    $ 6,729,132     $ 4,591,164
                                    =============================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                     Natural Resource Fund      Real Estate Securities Fund         Rising Dividends Fund
                                   -----------------------------------------------------------------------------------------
                                     1998            1997           1998             1997            1998            1997
                                   -----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income            $ 449,722       $ 936,102     $ 9,005,287     $ 13,879,598    $ 4,534,311      $ 8,597,527
  Net realized gain (loss) from
 investments and foreign
 currency transactions            (6,668,480)     (6,076,012)     11,246,901        9,523,858     45,847,932      105,385,082
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                  820,542     (13,803,725)    (39,746,686)      50,445,063    (10,480,013)      80,215,085
                                   -----------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                       (5,398,216)    (18,943,635)    (19,494,498)      73,848,519     39,902,230      194,197,694
 Distributions to shareholders from:
  Net investment income             (946,913)     (1,423,769)    (15,362,062)     (10,951,988)    (8,600,227)      (9,956,520)
  Net realized gains                      --              --      (9,509,537)      (5,229,900)  (105,391,578)     (17,001,263)
                                   -----------------------------------------------------------------------------------------
 Total distributions to
  shareholders                      (946,913)     (1,423,769)    (24,871,599)     (16,181,888)  (113,991,805)     (26,957,783)
 Capital share transactions
  (Note 2)                        (2,839,223)    (14,286,871)     (4,212,822)      60,166,437    114,454,341       15,634,172
                                   -----------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                    (9,184,352)    (34,654,275)    (48,578,919)     117,833,068     40,364,766      182,874,083
Net assets:
 Beginning of period              74,924,310     109,578,585     440,554,263      322,721,195    780,297,784      597,423,701
                                   -----------------------------------------------------------------------------------------
 End of period                   $65,739,958    $ 74,924,310    $391,975,344     $440,554,263   $820,662,550     $780,297,784
                                   =========================================================================================
Undistributed net investment income
 included in net assets
  End of period                    $ 442,826       $ 940,017     $ 7,830,560     $ 14,187,335    $ 4,529,117      $ 8,595,033
                                   =========================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                                                            Templeton                        Templeton
                                          Small Cap Fund         Developing Markets Equity Fund    Global Asset Allocation Fund
                                       ------------------------------------------------------------------------------------------
                                        1998            1997          1998              1997           1998             1997
                                       ------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income               $ 573,223      $ 154,966    $ 2,654,804       $ 5,379,345    $ 2,130,206     $ 3,416,577
  Net realized gain from
 investments and foreign
 currency transactions               10,293,744     25,783,381      7,188,797        14,814,772      3,750,712       3,506,166
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                   5,162,552     14,228,539    (55,866,517)      (53,104,360)    (3,351,503)      1,145,033
                                       ------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                          16,029,519     40,166,886    (46,022,916)      (32,910,243)     2,529,415       8,067,776
 Distributions to shareholders from:
  Net investment income                (201,399)      (573,457)    (7,007,400)       (3,987,427)    (3,274,568)     (1,548,504)
  Net realized gains                (25,854,888)    (6,796,191)   (22,786,132)       (6,324,884)    (3,894,373)       (446,684)
                                       ------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                      (26,056,287)    (7,369,648)   (29,793,532)      (10,312,311)    (7,168,941)     (1,995,188)
 Capital share transactions
  (Note 2)                           49,068,639    109,695,331     (1,951,662)       50,804,184      6,418,474      31,055,108
                                       ------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                       39,041,871    142,492,569    (77,768,110)        7,581,630      1,778,948      37,127,696
Net assets:
 Beginning of period                313,461,539    170,968,970    279,680,051       272,098,421     93,401,822      56,274,126
                                       ------------------------------------------------------------------------------------------
 End of period                     $352,503,410   $313,461,539   $201,911,941      $279,680,051    $95,180,770     $93,401,822
                                       ==========================================================================================
Undistributed net investment income
 included in net assets
  End of period                       $ 540,810      $ 160,082      $ 568,551       $ 4,921,147    $ 1,810,587     $ 2,954,949
                                       ==========================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                            Templeton Global Growth Fund Templeton Global Income Securities Fund Templeton International Equity Fund
                          ----------------------------------------------------------------------------------------------------------
                                    1998             1997            1998            1997              1998             1997
                          ----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income         $ 11,341,591     $ 17,575,343    $ 6,156,342     $ 14,187,376     $ 16,880,312      $ 36,435,795
  Net realized gain (loss) from
 investments and foreign
 currency transactions            42,219,178       73,768,401       (233,216)        (228,933)       8,241,045        71,056,314
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies               11,319,144       (9,386,358)    (1,105,610)      (9,238,900)     122,892,824        24,358,754
                          ----------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                       64,879,913       81,957,386      4,817,516        4,719,543      148,014,181       131,850,863
 Distributions to shareholders from:
  Net investment income          (20,206,508)     (11,070,041)   (12,370,027)     (14,522,463)     (34,702,026)      (32,476,317)
  Net realized gains             (73,600,973)      (3,690,014)            --               --      (69,708,108)      (49,797,020)
                          ----------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                   (93,807,481)     (14,760,055)   (12,370,027)     (14,522,463)    (104,410,134)      (82,273,337)
 Capital share transactions
  (Note 2)                        88,179,598      111,369,857    (10,481,499)     (26,903,375)      (8,735,789)        3,752,649
                          ----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                    59,252,030      178,567,188    (18,034,010)     (36,706,295)      34,868,258        53,330,175
Net assets:
 Beginning of period             758,444,575      579,877,387    185,016,174      221,722,469    1,161,429,549     1,108,099,374
                          ----------------------------------------------------------------------------------------------------------
 End of period                  $817,696,605     $758,444,575   $166,982,164     $185,016,174   $1,196,297,807    $1,161,429,549
                          ==========================================================================================================
Undistributed net investment income
 included in net assets
  End of period                  $ 8,203,678     $ 17,068,595    $ 4,949,623     $ 11,163,308     $ 15,349,556      $ 33,171,270
                          ==========================================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                    Templeton International
                                    Smaller Companies Fund     Templeton Pacific Growth Fund    U.S. Government Securities Fund
                                  -----------------------------------------------------------------------------------------------
                                     1998             1997          1998             1997            1998             1997
                                  -----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income            $ 430,787       $ 770,264     $ 2,280,527      $ 5,575,047    $ 23,172,749     $ 50,859,278
  Net realized gain (loss) from
 investments and foreign
 currency transactions              (672,162)        573,090     (10,199,300)       5,990,468         933,918           84,959
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                  993,664      (2,404,379)    (30,270,087)    (112,006,306)      1,494,802       18,636,570
                                  -----------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from
 operations                          752,289      (1,061,025)    (38,188,860)    (100,440,791)     25,601,469       69,580,807
 Distributions to shareholders from:
  Net investment income             (741,652)       (155,776)     (5,322,439)      (5,815,823)    (50,958,932)     (42,870,826)
  Net realized gains                (858,570)             --      (1,619,542)              --              --               --
                                  -----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                    (1,600,222)       (155,776)     (6,941,981)      (5,815,823)    (50,958,932)     (42,870,826)
 Capital share transactions
  (Note 2)                         2,188,186      17,162,468     (17,931,909)     (85,098,729)    (30,055,631)    (105,483,057)
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets                     1,340,253      15,945,667     (63,062,750)    (191,355,343)    (55,413,094)     (78,773,076)
Net assets:
 Beginning of period              32,200,705      16,255,038     165,403,815      356,759,158     765,084,441      843,857,517
                                  -----------------------------------------------------------------------------------------------
 End of period                   $33,540,958     $32,200,705    $102,341,065     $165,403,815    $709,671,347     $765,084,441
                                  ===============================================================================================
Undistributed net investment income
 included in net assets
  End of period                    $ 406,128       $ 716,993    $ (1,438,016)     $ 1,603,896    $ 23,071,559     $ 50,857,742
                                  ===============================================================================================



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                                                          Value Securities Fund   Zero Coupon Fund - 2000
                                                                        ----------------------------------------------------
                                                                                  1998*            1998             1997
                                                                        ----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                          $ 3,061       $ 3,467,553      $ 7,759,046
  Net realized gain (loss) from investments and foreign currency transactions     (7,943)        1,333,331        1,248,982
  Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies                    (101,771)       (1,312,997)        (926,957)
                                                                        ----------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (106,653)        3,487,887        8,081,071
 Distributions to shareholders from:
  Net investment income                                                               --        (7,809,331)      (8,152,085)
  Net realized gains                                                                  --        (1,249,416)        (184,468)
                                                                        ----------------------------------------------------
 Total distributions to shareholders                                                  --        (9,058,747)      (8,336,553)
 Capital share transactions (Note 2)                                           2,340,124        (6,191,112)     (17,695,009)
                                                                        ----------------------------------------------------
Net increase (decrease) in net assets                                          2,233,471       (11,761,972)     (17,950,491)
Net assets:
 Beginning of period                                                                  --       111,650,451      129,600,942
                                                                        ----------------------------------------------------
 End of period                                                                $2,233,471      $ 99,888,479     $111,650,451
                                                                        ====================================================
Undistributed net investment income included in net assets
 End of period                                                                   $ 3,061       $ 3,417,218      $ 7,759,277
                                                                        ====================================================


*For the period May 1, 1998 (effective date) to June 30, 1998



FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997

                                                                  Zero Coupon Fund - 2005         Zero Coupon Fund  - 2010
                                                                 ------------------------------------------------------------
                                                                    1998            1997            1998             1997
                                                                 ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                         $ 2,276,899      $ 4,790,147     $ 2,392,670    $ 4,883,560
  Net realized gain from investments and
     foreign currency transactions                                  288,467        1,112,714       2,113,815      1,001,612
  Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies      1,096,350        2,363,992        854,649       6,324,375
                                                                 ------------------------------------------------------------
Net increase in net assets resulting from operations              3,661,716        8,266,853       5,361,134     12,209,547
 Distributions to shareholders from:
  Net investment income                                          (4,795,119)      (4,939,956)     (4,888,749)    (4,878,501)
  Net realized gains                                             (1,109,296)         (17,170)       (676,395)       (39,001)
                                                                 ------------------------------------------------------------
 Total distributions to shareholders                             (5,904,415)      (4,957,126)     (5,565,144)    (4,917,502)
 Capital share transactions (Note 2)                              3,101,343       (8,617,685)       (178,892)      (593,065)
                                                                 ------------------------------------------------------------
Net increase (decrease) in net assets                               858,644       (5,307,958)       (382,902)     6,698,980
Net assets:
 Beginning of period                                             77,295,511       82,603,469      85,514,726     78,815,746
                                                                 ------------------------------------------------------------
 End of period                                                  $78,154,155      $77,295,511     $85,131,824    $85,514,726
                                                                 ============================================================
Undistributed net investment income included in net assets
 End of period                                                  $ 2,271,686      $ 4,789,906     $ 2,387,340    $ 4,883,419
                                                                 ============================================================



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Global Health Care Securities Fund, the Templeton Global Income Securities Fund and the Value Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life) and its affiliates. The Funds and their investment policies are:

Capital Growth                              Growth and Income                   High Current Income             Capital Preservation
                                                                                                                     and Income
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                         Global Utilities Securities Fund    High Income Fund                Money Market Fund
Global Health Care Securities Fund          Growth and Income Fund              Templeton Global Income Securities Fund
Mutual Discovery Securities Fund            Income Securities Fund              U.S. Government Securities Fund
Natural Resources Fund                      Mutual Shares Securities Fund       Zero Coupon Fund - 2000
Small Cap Fund                              Real Estate Securities Fund         Zero Coupon Fund - 2005
Templeton Developing Markets Equity Fund    Rising Dividends Fund               Zero Coupon Fund - 2010
Templeton Global Growth Fund                Templeton Global Asset Allocation Fund
Templeton International Equity Fund         Value Securities Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

Effective May 1, 1998, the name of the Utility Equity Fund changed to the Global Utilities Securities Fund. The portfolio's investment objectives and other policies did not change.

Effective May 1, 1998, the Global Health Care Securities Fund and the Value Securities Fund commenced operations.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees (the Board).

Portfolio securities in the Money Market Fund are valued at amortized cost which approximates value.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Repurchase Agreements:

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Repurchase agreements are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1998, all outstanding repurchase agreements held by the Funds had been entered into on that date.

d. Forward Exchange Contracts:

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Securities Sold Short:

The Mutual Shares Securities Fund and the Mutual Discovery Securities Fund are engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Money Market Fund, distributions from net investment income and capital gains or losses are normally declared and reinvested daily.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions  received by the Trust from  securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At June 30, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                          Capital Growth Fund  Global Health Care Securities Fund*  Global Utilities Securities Fund
                                        --------------------------------------------------------------------------------------------
                                          Shares        Amount        Shares          Amount       Shares           Amount
                                        --------------------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                              3,454,331   $49,941,474      191,462     $1,891,534      1,547,069     $ 32,055,098
 Shares issued in reinvestment of
  distributions                              37,058       539,187           --             --      5,388,352      104,426,274
 Shares redeemed                         (1,589,233)  (22,783,858)      (7,894)       (80,894)    (6,807,596)    (141,066,638)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease)                   1,902,156   $27,696,803      183,568     $1,810,640        127,825     $ (4,585,266)
                                        ============================================================================================
Year ended December 31, 1997
 Shares sold                              7,609,203   $95,467,235                                  1,963,946     $ 36,229,864
 Shares issued in reinvestment
  of distributions                            8,739       109,761                                  7,553,775      129,547,236
 Shares redeemed                         (3,398,734)  (42,494,827)                               (20,093,040)    (363,376,229)
                                        --------------------------                             ----------------------------------
Net increase (decrease)                   4,219,208   $53,082,169                                (10,575,319)   $(197,599,129)
                                        ==========================                             ==================================



                                               Growth and Income Fund       High Income Fund       Income Securities Fund
                                           ---------------------------------------------------------------------------------
                                               Shares        Amount      Shares        Amount        Shares       Amount
                                           ---------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                                 4,747,242    $103,134,037   5,954,122  $ 87,167,950   3,217,119   $ 59,210,495
 Shares issued in reinvestment
  of distributions                           7,392,186     146,069,603   3,423,575    46,731,798   7,512,196    127,031,236
 Shares redeemed                            (6,099,945)   (132,647,733) (6,041,860)  (88,207,274) (7,807,080)  (143,718,236)
                                           ---------------------------------------------------------------------------------
Net increase                                 6,039,483    $116,555,907   3,335,837  $ 45,692,474   2,922,235   $ 42,523,495
                                           =================================================================================
Year ended December 31, 1997
 Shares sold                                11,852,804    $227,366,997  15,001,724  $213,493,612   8,990,147   $157,499,453
 Shares issued in reinvestment of distributions4,094,758    76,940,493   2,802,103    38,220,680   7,246,221    121,011,885
 Shares redeemed                           (13,651,515)   (261,056,664)(14,990,766) (212,901,597)(18,135,171)  (316,012,124)
                                           ---------------------------------------------------------------------------------
Net increase (decrease)                      2,296,047    $ 43,250,826   2,813,061  $ 38,812,695  (1,898,803) $ (37,500,786)
                                           =================================================================================



                                                                            Mutual Discovery              Mutual Shares
                                                  Money Market Fund          Securities Fund             Securities Fund
                                           ----------------------------------------------------------------------------------
                                              Shares         Amount       Shares       Amount          Shares       Amount
                                           ----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                               304,433,643    $304,433,643   5,799,918  $ 76,752,589    11,184,925    $143,083,195
 Shares issued in reinvestment
  of distributions                           8,907,760       8,907,760     482,835     6,383,082       760,950       9,603,185
 Shares redeemed                          (327,690,594)   (327,690,594) (1,917,069)  (25,289,496)   (2,989,208)    (38,904,196)
                                           ----------------------------------------------------------------------------------
Net increase (decrease)                    (14,349,191)  $ (14,349,191)  4,365,684  $ 57,846,175     8,956,667    $113,782,184
                                           ==================================================================================
Year ended December 31, 1997
 Shares sold                               748,100,457    $748,100,457  17,092,095  $192,828,736    31,512,828    $353,477,935
 Shares issued in reinvestment
  of distributions                          20,721,280      20,721,280       4,419        49,403         7,793          87,831
 Shares redeemed                          (810,302,411)   (810,302,411) (2,280,587)  (26,532,363)   (2,353,072)    (27,086,367)
                                           ----------------------------------------------------------------------------------
Net increase (decrease)                    (41,480,674)  $ (41,480,674) 14,815,927  $166,345,776    29,167,549    $326,479,399
                                           ==================================================================================



2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                    Natural                    Real Estate                   Rising
                                                Resources Fund               Securities Fund             Dividends Fund
                                           -----------------------------------------------------------------------------------
                                             Shares        Amount         Shares        Amount        Shares         Amount
                                           -----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                               2,210,022    $25,231,959      1,326,832   $ 33,423,156    5,137,936    $106,203,022
 Shares issued in reinvestment
  of distributions                            91,844        946,913      1,117,323     24,871,599    6,443,856     113,991,805
 Shares redeemed                          (2,551,349)   (29,018,095)    (2,518,807)   (62,507,577)  (5,126,896)   (105,740,486)
                                           -----------------------------------------------------------------------------------
Net increase (decrease)                     (249,483)  $ (2,839,223)       (74,652)  $ (4,212,822)   6,454,896    $114,454,341
                                           ===================================================================================
Year ended December 31, 1997
 Shares sold                               3,255,526    $44,002,036      5,979,601   $139,175,365    9,172,221    $162,728,294
 Shares issued in reinvestment
  of distributions                           107,292      1,423,769        722,405     16,181,889    1,563,677      26,957,783
 Shares redeemed                          (4,466,321)   (59,712,676)    (4,062,121)   (95,190,817)  (9,887,381)   (174,051,905)
                                           -----------------------------------------------------------------------------------
Net increase (decrease)                   (1,103,503)  $(14,286,871)     2,639,885   $ 60,166,437      848,517    $ 15,634,172
                                           ===================================================================================



                                                                         Templeton Developing      Templeton Global Asset
                                                Small Cap Fund            Markets Equity Fund          Allocation Fund
                                          ----------------------------------------------------------------------------------
                                            Shares        Amount        Shares        Amount         Shares        Amount
                                          ----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                              5,670,813   $ 89,614,678     2,988,534   $ 29,667,799      320,591    $ 4,665,151
 Shares issued in reinvestment
  of distributions                        1,866,496     26,056,287     4,042,542     29,793,532      556,595      7,168,941
 Shares redeemed                         (4,205,216)   (66,602,326)   (6,235,432)   (61,412,993)    (381,089)    (5,415,618)
                                          ----------------------------------------------------------------------------------
Net increase (decrease)                   3,332,093   $ 49,068,639       795,644   $ (1,951,662)     496,097    $ 6,418,474
                                          ==================================================================================
Year ended December 31, 1997
 Shares sold                             15,767,713   $223,364,294    10,816,139   $137,500,694    2,863,159    $38,251,762
 Shares issued in reinvestment
  of distributions                          542,684      7,369,648       774,197     10,312,311      149,676      1,995,188
 Shares redeemed                         (8,440,306)  (121,038,611)   (7,874,889)   (97,008,821)    (673,877)    (9,191,842)
                                          ----------------------------------------------------------------------------------
Net increase                              7,870,091   $109,695,331     3,715,447   $ 50,804,184    2,338,958    $31,055,108
                                          ==================================================================================



                                                   Templeton                Templeton Global              Templeton
                                              Global Growth Fund         Income Securities Fund   International Equity Fund
                                          -----------------------------------------------------------------------------------
                                              Shares        Amount        Shares        Amount       Shares       Amount
                                          -----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                               4,055,974     $ 66,772,209     423,913   $ 5,579,376    5,371,710   $ 93,648,103
 Shares issued in reinvestment
  of distributions                         6,496,363       93,807,481   1,004,061    12,370,027    6,374,245    104,410,134
 Shares redeemed                          (4,484,428)     (72,400,092) (2,159,583)  (28,430,902) (12,020,171)  (206,794,026)
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                    6,067,909     $ 88,179,598    (731,609) $(10,481,499)    (274,216)  $ (8,735,789)
                                          ===================================================================================
Year ended December 31, 1997
 Shares sold                              13,313,319     $200,497,392   1,379,330   $18,167,921   18,290,362   $299,526,246
 Shares issued in reinvestment
  of distributions                           971,695       14,760,055   1,145,305    14,522,463    5,084,879     82,273,337
 Shares redeemed                          (6,882,077)    (103,887,590) (4,546,864)  (59,593,759) (23,047,242)  (378,046,934)
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                    7,402,937     $111,369,857  (2,022,229) $(26,903,375)     327,999    $ 3,752,649
                                          ===================================================================================



2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                      Templeton
                                                International Smaller           Templeton              U.S. Government
                                                   Companies Fund          Pacific Growth Fund         Securities Fund
                                          -----------------------------------------------------------------------------------
                                              Shares        Amount        Shares       Amount         Shares       Amount
                                          -----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                                 720,357      $ 8,343,677    4,954,636  $ 43,244,155    3,111,576    $ 43,780,113
 Shares issued in reinvestment
  of distributions                           147,758        1,600,222    1,116,074     6,941,980    3,808,590      50,958,933
 Shares redeemed                            (661,509)      (7,755,713)  (7,814,135)  (68,118,044)  (8,872,307)   (124,794,677)
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                      206,606      $ 2,188,186   (1,743,425)$ (17,931,909)  (1,952,141)  $ (30,055,631)
                                          ===================================================================================
Year ended December 31, 1997
 Shares sold                               2,609,483      $30,517,402    6,602,123  $ 85,539,550    6,114,131    $ 83,399,898
 Shares issued in reinvestment
  of distributions                            13,269          155,776      396,714     5,815,823    3,245,331      42,870,826
 Shares redeemed                          (1,145,466)     (13,510,710) (13,342,125) (176,454,102) (17,077,659)   (231,753,781)
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                    1,477,286      $17,162,468   (6,343,288)$ (85,098,729)  (7,718,197)  $(105,483,057)
                                          ===================================================================================



                                            Value Securities Fund*     Zero Coupon Fund - 2000     Zero Coupon Fund - 2005
                                          -----------------------------------------------------------------------------------
                                             Shares        Amount       Shares       Amount         Shares        Amount
                                          -----------------------------------------------------------------------------------
Six months ended June 30, 1998
 Shares sold                                337,568     $3,247,483     132,437    $ 2,020,265       348,695    $ 6,057,672
 Shares issued in reinvestment
  of distributions                               --             --     637,042      9,058,747       357,194      5,904,415
 Shares redeemed                            (93,096)      (907,359) (1,126,715)   (17,270,124)     (510,540)    (8,860,744)
                                          -----------------------------------------------------------------------------------
Net increase (decrease)                     244,472     $2,340,124    (357,236)  $ (6,191,112)      195,349    $ 3,101,343
                                          ===================================================================================
Year ended December 31, 1997
 Shares sold                                                           510,404    $ 7,615,267       597,716    $ 9,749,533
 Shares issued in reinvestment of distributions                        575,729      8,336,552       315,539      4,957,126
 Shares redeemed                                                    (2,241,078)   (33,646,828)   (1,431,881)   (23,324,344)
                                                                   ----------------------------------------------------------
Net decrease                                                        (1,154,945)  $(17,695,009)     (518,626)  $ (8,617,685)
                                                                   ==========================================================



                                                        Zero Coupon Fund - 2010
                                                      ----------------------------
                                                        Shares            Amount
                                                      ----------------------------
Six months ended June 30, 1998
 Shares sold                                            922,060        $16,766,418
 Shares issued in reinvestment of distributions         314,060          5,565,143
 Shares redeemed                                     (1,240,079)       (22,510,453)
                                                      ----------------------------
Net decrease                                             (3,959)        $ (178,892)
                                                      ============================
Year ended December 31, 1997
 Shares sold                                          1,745,371        $28,766,689
 Shares issued in reinvestment of distributions         313,017          4,917,502
 Shares redeemed                                     (2,100,095)       (34,277,256)
                                                      ----------------------------
Net decrease                                            (41,707)        $ (593,065)
                                                      ============================


*For the period May 1, 1998 (effective date) to June 30, 1998.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        Entity                                                           Affiliation
-------------------------------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin Advisory Services, Inc. (Advisory Services)             Investment manager
        Franklin Mutual Advisers, Inc. (Franklin Mutual)                 Investment manager
        Templeton Asset Management Ltd. (TAML)                           Investment manager
        Templeton Global Advisors Ltd. (TGAL)                            Investment manager
        Templeton Investment Counsel, Inc. (TICI)                        Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
        Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Capital Growth Fund, the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, the Templeton Pacific Growth Fund and the Value Securities Fund as follows:

    Annualized Fee Rate      Average Daily Net Assets
    ----------------------------------------------------------------------------
        .625 of 1%           First $100 million
        .500 of 1%           over $100 million, up to and including $250 million
        .450 of 1%           over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
            1%               First $100 million
        .900 of 1%           over $100 million, up to and including $250 million
        .800 of 1%           over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives from Advisers fees based on the average daily net assets of each Fund.

The Capital Growth Fund and the Small Cap Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
        .750 of 1%           First $500 million
        .625 of 1%           over $500 million, up to and including $1 billion
        .500 of 1%           over $1 billion



3. TRANSACTIONS WITH AFFILIATES (cont.)

The Global Health Care Securities Fund and Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of the Fund as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
        .600 of 1%           First $200 million
        .500 of 1%           over $200 million, up to and including $1.3 billion
        .400 of 1%           over $1.3 billion

The Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate      Average Daily Net Assets
    ----------------------------------------------------------------------------
        .750 of 1%           First $500 million
        .625 of 1%           over $500 million, up to and including $1 billion
        .500 of 1%           over $1 billion

The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
            1%               First $100 million
        .900 of 1%           over $100 million, up to and including $250 million
        .800 of 1%           over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
        .650 of 1%           First $200 million
        .585 of 1%           over $200 million, up to and including $1.3 billion
        .520 of 1%           over $1.3 billion

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGA fees based on the average daily net assets of the Fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
        .850 of 1%           First $200 million
        .765 of 1%           over $200 million, up to and including $1.3 billion
        .680 of 1%           over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80 and .60 of 1%, respectively, per year of the average daily net assets of each Fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25 of 1% per year of the average daily net assets of the Fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares
Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund and the Value Securities Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund and the Value Securities Fund pay business management fees to FT Services based on the average daily net assets of the Funds as follows:

        Annualized Fee Rate  Average Daily Net Assets
        ------------------------------------------------------------------------
        .150 of 1%           First $200 million
        .135 of 1%           over $200 million, up to and including $700 million
        .100 of 1%           over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Advisers agreed in advance to waive a portion of the management fees for the Money Market Fund, the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005, and the Zero Coupon Fund - 2010, through June 30, 1998, as noted in the Statement of Operations.

Distribution plans are included in the management agreements of the Funds. No payments were made by any Fund as a result of the plans.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.


4. INCOME TAXES

At December 31, 1997, the following Funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1997. For tax purposes, such losses will be reflected in the year ending December 31, 1998.

                                                                             Templeton
                                          Natural          Templeton        International       Templeton
Mutual Discovery     Mutual Shares       Resources       International         Smaller           Pacific         U.S. Government
Securities Fund     Securities Fund        Fund           Equity Fund      Companies Fund       Growth Fund      Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
    $89,797            $44,408           $2,973,270        $1,482,029          $8,793             $49,814            $49,790


At June 30, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                             Global Health
                                              Capital       Care Securities    Global Utilities     Growth and         High
                                            Growth Fund          Fund          Securities Fund      Income Fund     Income Fund
                                          ---------------------------------------------------------------------------------------
Investments at cost                        $125,786,971       $2,083,007        $881,100,714       $1,080,475,980   $495,122,417
                                          =======================================================================================
Unrealized appreciation                      30,425,873           74,187         259,890,293          322,258,957     26,890,795
Unrealized depreciation                      (3,320,108)         (26,312)        (43,916,746)         (25,620,086)   (15,092,305)
                                          ---------------------------------------------------------------------------------------
Net unrealized appreciation                $ 27,105,765         $ 47,875        $215,973,547        $ 296,638,871   $ 11,798,490
                                          =======================================================================================



                                                                   Mutual                              Natural       Real Estate
                                                Income            Discovery        Mutual Shares      Resources      Securities
                                            Securities Fund    Securities Fund    Securities Fund       Fund            Fund
                                          ---------------------------------------------------------------------------------------
Investments at cost                         $1,201,364,637      $247,933,938        $480,838,725     $76,100,010     $299,561,549
                                          =======================================================================================
Unrealized appreciation                        189,337,124        34,652,839          62,666,555       4,826,517       91,111,742
Unrealized depreciation                        (64,347,342)      (15,648,232)        (26,228,712)    (12,536,329)        (558,297)
                                          ---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $ 124,989,782      $ 19,004,607        $ 36,437,843    $ (7,709,812)    $ 90,553,445
                                          =======================================================================================



4. INCOME TAXES (cont.)

                                                                                  Templeton        Templeton
                                                Rising                           Developing      Global Asset      Templeton
                                               Dividends        Small Cap          Markets        Allocation     Global Growth
                                                 Fund             Fund           Equity Fund         Fund            Fund
                                            -------------------------------------------------------------------------------------
Investments at cost                          $595,542,092     $340,216,957     $292,550,197        $91,547,793   $725,472,307
                                            =====================================================================================
Unrealized appreciation                       251,357,316       66,421,819       23,467,146         12,772,514    181,835,374
Unrealized depreciation                       (31,638,771)     (36,617,927)    (119,806,604)        (9,973,205)   (91,539,571)
                                            -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $219,718,545     $ 29,803,892    $ (96,339,458)       $ 2,799,309   $ 90,295,803
                                            =====================================================================================



                                                                                     Templeton                          U.S.
                                                  Templeton        Templeton       International      Templeton      Government
                                                Global Income    International       Smaller           Pacific       Securities
                                               Securities Fund    Equity Fund     Companies Fund     Growth Fund        Fund
                                             --------------------------------------------------------------------------------------
Investments at cost                             $167,658,881     $899,022,279      $33,310,315       $207,189,573   $681,571,106
                                             ======================================================================================
Unrealized appreciation                            1,884,305      355,062,635        5,514,435          2,631,121     27,818,708
Unrealized depreciation                           (5,646,690)     (73,488,298)      (5,821,078)      (108,271,422)      (640,888)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $ (3,762,385)    $281,574,337       $ (306,643)     $(105,640,301)  $ 27,177,820
                                             ======================================================================================



                                                 Value           Zero Coupon       Zero Coupon      Zero Coupon
                                             Securities Fund     Fund - 2000       Fund - 2005      Fund - 2010
                                            ----------------------------------------------------------------------
Investments at cost                            $2,882,055       $95,230,317         $68,039,289      $68,682,416
                                            ======================================================================
Unrealized appreciation                            13,113         4,813,594          10,192,839       16,563,431
Unrealized depreciation                          (126,060)          (10,525)                 --               --
                                            ----------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $ (112,947)      $ 4,803,069         $10,192,839      $16,563,431
                                            ======================================================================

At December 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                 Templeton
                                              Capital          Money            Natural        Global Income    U.S. Government
                                            Growth Fund      Market Fund     Resources Fund   Securities Fund   Securities Fund
                                          -------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2000                                              $ --            $ 418              $--                $--              $--
 2001                                                --              523               --                 --               --
 2002                                                --            7,568               --                 --       14,556,689
 2003                                                --               --               --          3,177,406          826,481
 2004                                            52,275               --          146,066                 --               --
 2005                                            72,043               --        3,313,056                 --          117,217
                                          -------------------------------------------------------------------------------------
                                               $124,318           $8,509       $3,459,122         $3,177,406      $15,500,387
                                          =====================================================================================

Net investment income differs for financial statement and tax purposes primarily
due  to  differing   treatments  of  defaulted   securities,   foreign  currency
transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                                               Global            Global
                                              Capital       Health Care         Utilities       Growth and         High
                                            Growth Fund    Securities Fund   Securities Fund    Income Fund     Income Fund
                                          -----------------------------------------------------------------------------------
Purchases                                   $26,242,591       $1,213,517     $105,902,080       $198,984,680   $133,185,157
Sales                                       $ 7,011,585         $ 31,242     $186,279,066       $197,608,819   $100,559,208



                                                               Mutual            Mutual           Natural       Real Estate
                                              Income          Discovery          Shares          Resources      Securities
                                          Securities Fund  Securities Fund   Securities Fund       Fund            Fund
                                          -----------------------------------------------------------------------------------
Purchases                                  $109,683,334     $116,347,484     $183,231,836        $18,085,430    $17,263,993
Sales                                      $142,497,944     $ 59,148,008     $ 99,116,368        $18,688,188    $31,184,954



                                                                                Templeton        Templeton
                                              Rising                           Developing      Global Asset      Templeton
                                             Dividends        Small Cap          Markets        Allocation     Global Growth
                                               Fund             Fund           Equity Fund         Fund            Fund
                                          -----------------------------------------------------------------------------------
Purchases                                  $132,376,774     $118,776,237      $19,720,580        $24,382,623   $122,458,540
Sales                                      $129,569,455     $102,153,146      $70,734,100        $19,771,542   $108,605,077



                                                                                Templeton                          U.S.
                                             Templeton        Templeton       International      Templeton      Government
                                           Global Income    International       Smaller           Pacific       Securities
                                          Securities Fund    Equity Fund     Companies Fund     Growth Fund        Fund
                                          -----------------------------------------------------------------------------------
Purchases                                   $42,227,866              $--       $3,356,179        $13,193,230   $106,432,430
Sales                                       $56,256,993      $55,113,242       $2,498,086        $37,206,125   $180,768,917



                                              Value           Zero Coupon       Zero Coupon      Zero Coupon
                                          Securities Fund     Fund - 2000       Fund - 2005      Fund - 2010
                                          -------------------------------------------------------------------
Purchases                                    $2,536,052       $17,945,900        $ 967,530        $ 7,956,960
Sales                                         $ 225,500       $33,373,576       $4,229,556        $14,856,014


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the Funds listed below have been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 1998, the Funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.



6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

Mutual Discovery Securities Fund


                                                                               In                             Unrealized
                  Contracts to Sell                                       Exchange for    Settlement Date     Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
  1,021,015       Australian Dollar                                   U.S.  $ 672,491        10/6/98      U.S.  $ 39,439
 109,055,084      Belgium Franc                                             3,021,547       11/12/98              88,514
     594,506      British Pound                                               993,260        7/20/98               2,439
     696,870      British Pound                                             1,158,894       10/15/98               3,256
     271,831      British Pound                                               451,293       11/18/98               1,399
     181,897      Canadian Dollar                                             127,881        7/13/98               4,149
   9,743,048      Canadian Dollar                                           6,869,248        7/31/98             238,954
  31,110,462      Danish Krone                                              4,562,840       10/27/98              20,077
   7,942,678      German Mark                                               4,437,250        9/18/98              15,603
     510,029      German Mark                                                 287,146       12/18/98               1,751
   4,291,611      Dutch Guilder                                             2,145,827        9/17/98              25,853
   6,164,695      Dutch Guilder                                             3,102,232       12/10/98              41,937
  22,452,370      Finnish Markka                                            4,121,248         9/3/98              13,863
     810,420      Finnish Markka                                              150,000         9/3/98               1,744
  25,188,081      French Franc                                              4,196,590        7/17/98              26,021
  36,325,177      French Franc                                              6,054,196        8/28/98              24,277
  12,669,898      French Franc                                              2,127,042       10/19/98              17,682
  13,506,223      French Franc                                              2,289,190       11/18/98              36,744
  12,354,985      French Franc                                              2,094,065       12/11/98              30,904
 216,683,229      Japanese Yen                                              1,605,061       12/21/98               2,537
   1,658,520      New Zealand Dollar                                          947,552        8/17/98              89,365
  28,345,586      Norwegian Krone                                           3,769,529        9/10/98              69,680
   2,046,676      Swedish Krona                                               257,768        8/17/98                 623
  63,667,831      Swedish Krona                                             8,091,960        9/18/98              82,269
   1,065,217      Swedish Krona                                               138,628       10/21/98               4,434
  14,616,865      Swedish Krona                                             1,887,347       11/16/98              48,414
     968,897      Swedish Krona                                               123,011       12/14/98                 668
   6,999,518      Swiss Franc                                               4,825,589       12/10/98             133,577
                                                                            ---------                          ---------
                                                                    U.S.  $70,508,685                          1,066,173
                                                                            =========                          =========


                  Contracts to Buy
---------------------------------------------------------------------------------------------------------------------------
     590,663      Hong Kong Dollar                                     U.S.  $ 75,000        7/14/98               1,130
                                                                            =========
Net unrealized gain on offsetting forward foreign currency contracts                                              16,456
                                                                                                               ---------
    Unrealized gain on forward foreign currency contracts                                                      1,083,759
                                                                                                               =========


                  Contracts to Sell
---------------------------------------------------------------------------------------------------------------------------
  14,185,435      British Pound                                     U.S.  $22,982,736        7/20/98            (659,131)
   3,158,699      British Pound                                             5,131,622        8/17/98            (124,449)
   1,098,583      British Pound                                             1,800,578       11/18/98             (17,634)
   4,244,105      Dutch Guilder                                             2,089,106        9/17/98              (7,400)
   1,005,276      Dutch Guilder                                               497,388       12/10/98              (1,654)
   5,241,716      Finnish Markka                                              953,633         9/3/98              (5,275)
   9,037,050      French Franc                                              1,486,717        8/28/98             (13,419)
   1,405,464      Hong Kong Dollar                                            171,712        7/14/98              (9,436)
12,165,890,105    Italian Lira                                              6,892,465         4/2/99             (13,969)
  59,468,090      Japanese Yen                                                429,411       12/21/98             (10,397)
 105,867,717      Spanish Peseta                                              688,302        8/17/98              (4,430)
   9,590,789      Swedish Krona                                             1,199,351        8/17/98              (5,638)
   2,372,597      Swedish Krona                                               297,318        9/18/98              (1,165)
   3,519,984      Swedish Krona                                               441,042       11/16/98              (2,896)
   5,093,516      Swedish Krona                                               642,350       12/14/98                (811)
                                                                            ---------                          ---------
                                                                    U.S.  $45,703,731                           (877,704)
                                                                            =========                          =========
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

Mutual Discovery Securities Fund (cont.)


                                                                                 In                            Unrealized
                  Contracts to Buy                                          Exchange for  Settlement Date      Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
     150,000      New Zealand Dollar                                   U.S.  $ 84,533        8/17/98     U.S.   $ (6,916)
   7,889,660      Norwegian Krone                                           1,048,000        9/10/98             (18,191)
 106,682,999      Spanish Peseta                                              703,614        8/17/98              (5,548)
     458,338      Swiss France                                                312,539       12/10/98              (5,299)
                                                                            ---------                          ---------
                                                                    U.S.  $ 2,148,686                            (35,954)
                                                                            =========
 Unrealized loss on forward foreign currency contracts                                                          (913,658)
                                                                                                               ---------
   Net unrealized gain on forward foreign currency contracts                                             U.S.  $ 170,101
                                                                                                               =========


Mutual Shares Securities Fund

                                                                                 In                            Unrealized
                  Contracts to Sell                                         Exchange for  Settlement Date      Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
  24,672,470      Canadian Dollar                                   U.S.  $18,227,180        7/31/98      U.S.  $618,839
   3,591,863      German Mark                                               2,006,627        9/18/98               7,056
     480,240      Dutch Guilder                                               240,000        9/17/98               2,771
   1,907,788      Dutch Guilder                                               961,926       12/10/98              14,857
  14,451,119      French Franc                                              2,407,709        7/17/98              14,935
   5,833,762      French Franc                                                972,294        8/28/98               3,899
  21,552,387      French Franc                                              3,652,947       11/18/98              58,634
  32,069,148      French Franc                                              5,435,449       12/11/98              80,216
   9,547,946      Norwegian Krone                                           1,278,586        9/10/98              32,326
  31,199,959      Swedish Krona                                             3,956,154        9/18/98              31,063
                                                                            ---------                          ---------
                                                                    U.S.  $39,138,872                            864,596
                                                                            =========                          ==========


                  Contracts to Buy
---------------------------------------------------------------------------------------------------------------------------
      21,979      British Pound                                        U.S.  $ 36,122        7/20/98                 508
      66,982      British Pound                                               108,222        8/17/98               3,235
                                                                            ---------                          ---------
                                                                      U.S.  $ 144,344                              3,743
                                                                            =========
Net unrealized gain on offsetting forward foreign currency contracts                                              17,299
                                                                                                               ---------
   Unrealized gain on forward foreign currency contracts                                                         885,638
                                                                                                               =========


                  Contracts to Sell
---------------------------------------------------------------------------------------------------------------------------
   8,970,414      British Pound                                     U.S.  $14,511,469        7/20/98            (438,887)
     265,000      British Pound                                               440,165        7/31/98              (1,219)
   3,547,886      British Pound                                             5,767,986        8/17/98            (135,692)
     219,898      British Pound                                               360,412       11/18/98              (3,530)
   4,939,902      Dutch Guilder                                             2,435,009        9/17/98              (5,208)
  19,564,178      Finnish Markka                                            3,560,360         9/3/98             (18,666)
   1,517,675      French Franc                                                250,000        8/28/98              (1,932)
4,012,190,829     Italian Lira                                              2,273,067         4/2/99              (4,607)
  11,000,000      Swedish Krona                                             1,369,778        8/17/98             (12,267)
  33,400,385      Swedish Krona                                             4,212,168       12/14/98              (5,316)
                                                                            ---------                          ---------
Unrealized loss on forward foreign currency contracts               U.S.  $35,180,414                           (627,324)
                                                                            =========                          =========
 Net unrealized gain on forward foreign currency contracts                                                U.S.  $258,314
                                                                                                               =========


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

Templeton Global Asset Allocation Fund

                                                                                 In                            Unrealized
                  Contracts to Sell (Foreign exchange currency)             Exchange for  Settlement Date      Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
   1,946,000      German Mark                                        U.S.  $1,097,575        7/08/98       U.S.  $18,912
     973,000      German Mark                                                 542,212        7/13/98               2,710
      85,000      New Zealand Dollar                                           44,566        7/23/98                 512
   1,100,000      German Mark                                                 612,319        7/27/98               1,856
   2,000,000      German Mark                                               1,113,338        7/24/98               3,618
                                                                            ---------                          ---------
                                                                     U.S.  $3,410,009                             27,608
                                                                            =========                          =========


                  Contracts to Buy (Foreign exchange currency)
---------------------------------------------------------------------------------------------------------------------------
     444,000      Australian Dollar                                   U.S.  $ 273,380        7/13/98               1,623
                                                                            =========
Net unrealized gain on offsetting forward foreign currency contracts                                              25,010
                                                                                                               ---------
   Unrealized gain on forward foreign currency contracts                                                          54,241
                                                                                                               =========


                  Contracts to Buy (Foreign exchange currency)
---------------------------------------------------------------------------------------------------------------------------
     300,000      Australian Dollar                                   U.S.  $ 180,138        7/10/98              (5,666)
     335,000      New Zealand Dollar                                          165,658        7/13/98              (8,086)
     740,000      Australian Dollar                                           433,736        7/13/98             (24,601)
     885,000      German Mark                                                 488,950        7/17/98              (1,883)
     912,000      Canadian Dollar                                             620,029        7/20/98                (443)
      42,500      New Zealand Dollar                                           21,516        8/03/98                (495)
     148,000      Australian Dollar                                            89,525        8/04/98              (2,171)
                                                                            ---------                          ---------
                                                                     U.S.  $1,999,551                            (43,345)
                                                                            =========
Net unrealized loss on offsetting forward foreign currency contracts                                                (857)
                                                                                                               ---------
   Unrealized loss on forward foreign currency contracts                                                         (44,202)
                                                                                                               ---------
      Net unrealized gain on forward foreign currency contracts                                            U.S.  $10,039
                                                                                                               =========


Templeton Global Income Fund

                                                                                 In                            Unrealized
                  Contracts to Sell (Foreign exchange currency)             Exchange for  Settlement Date      Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
  17,060,000      German Mark                                       U.S.  $ 9,622,109        7/08/98      U.S.  $165,794
   8,530,000      German Mark                                               4,753,413        7/13/98              23,757
  11,500,000      German Mark                                               6,401,692        7/24/98              20,801
   7,000,000      German Mark                                               3,896,574        7/27/98              11,814
     845,000      New Zealand Dollar                                          443,034        7/23/98               5,087
                                                                            ---------                          ---------
                                                                    U.S.  $25,116,822                            227,253
                                                                            =========                          =========


                  Contracts to Buy (Foreign exchange currency)
---------------------------------------------------------------------------------------------------------------------------
   3,270,000      Australian Dollar                                 U.S.  $ 2,013,404        7/13/98              11,952
                                                                            =========
Net unrealized gain on offsetting forward foreign currency contracts                                             223,064
                                                                                                               ---------
   Unrealized gain on forward foreign currency contracts                                                         462,269
                                                                                                               =========


                  Contracts to Sell (Foreign exchange currency)
---------------------------------------------------------------------------------------------------------------------------
   2,200,000      Australian Dollar                                 U.S.  $ 1,321,012        7/10/98             (41,549)
   5,450,000      Australian Dollar                                         3,194,409        7/13/98            (181,185)
   1,090,000      Australian Dollar                                           659,341        8/04/98             (15,991)
   8,036,000      Canadian Dollar                                           5,463,322        7/20/98              (3,903)
   7,500,000      German Mark                                               4,143,646        7/17/98             (15,957)
   3,350,000      New Zealand Dollar                                        1,656,575        7/13/98             (80,856)
     422,500      New Zealand Dollar                                          213,891        8/03/98              (4,922)
                                                                            ---------                          ---------
                                                                    U.S.  $16,652,196                           (344,363)
                                                                            =========
Net unrealized loss on offsetting forward foreign currency contracts                                              (8,478)
                                                                                                               ---------
 Unrealized loss on forward foreign currency contracts                                                          (352,841)
                                                                                                               ---------
Net unrealized gain on forward foreign currency contracts                                                 U.S.  $109,428
                                                                                                               =========


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 96.7% and 33.2%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 1998 the Income Securities Fund, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund held defaulted securities with a value aggregating $3,450,000, $4,154,213 and $9,416,417 representing 2.6%, 1.5% and 1.8%, respectively, of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The High Income Fund has investments in excess of 10% of its total net assets in the Wireless Communication industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 1998 are as follows:

Quantity    Issuer                                                            Acquisition Date          Cost              Value
------------------------------------------------------------------------------------------------------------------------------------
Global Utilities Securities Fund
  175,000    CMS Energy Corp., 7.75% quarterly cvt. pfd. (.99% of Net Assets)   6/18/97              $8,750,000        $10,839,063
                                                                                                                       -----------

Income Securities Fund
  419,424    Bibb Co.                                                           3/30/93 - 9/27/96    $6,112,066        $ 6,448,644
  160,000    CMS Energy Corp., 7.75% cvt. pfd.                                  6/18/97               8,000,000          9,910,000
5,000,000    Harvard Industries, Inc., senior notes 11.125%, 8/01/05            7/25/95 - 6/18/96     4,894,018          2,225,000
                                                                                                                       -----------
 Total Restricted Securities (1.39% of Net Assets)                                                                     $18,583,644
                                                                                                                       ===========

Mutual Discovery Securities Fund
      615    Golden Ocean Group Ltd., wts.                                      8/25/97                                    $ 3,075
  500,000    Golden Ocean Group Limited, 10.00%, 8/31/01                        8/25/97                                    372,500
    6,075    Security Capital Global Realty                                     4/8/98                                     121,500
                                                                                                                       -----------
 Total Restricted Securities (.01% of Net Assets)                                                                        $ 497,075
                                                                                                                       ===========

Mutual Shares Securities Fund
    1,120    Golden Ocean Group Ltd., wts                                       8/25/97                                    $ 5,600
  910,000    Golden Ocean Group Ltd., 10.00%, 8/31/01                           8/25/97                                    677,950
3,000,000    Roil Ltd., 12.779%, 12/05/02                                       5/8/98                                   2,505,000
   11,925    Security Capital Global Realty                                     4/8/98                                     238,500
                                                                                                                       -----------
 Total Restricted Securities (.65% of Net Assets)                                                                       $3,427,050
                                                                                                                       ===========

Real Estate Securities Fund
  866,067    Pacific Retail Trust (2.65% of Net Assets)                         8/30/96 - 4/30/97    $9,813,708        $10,392,804
                                                                                                                       -----------


9. LENDING OF PORTFOLIO SECURITIES

The Natural Resources Fund and the Small Cap Fund loan securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received and the value of the loaned securities at June 30, 1998 were as follows:

                                          Natural           Small Cap
                                       Resources Fund         Fund
        ---------------------------------------------------------------
        Interest income                  $ 106,783          $ 205,495
        Value of loaned securities      $2,396,249        $19,117,870

10. OTHER CONSIDERATIONS

Advisers, as the manager for the Income Securities Fund, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for Harvard Industries, Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of this information.



                       This page intentionally left blank.



oFVF STKSEMI

                         Supplement Dated August 3, 1998
                      to the Prospectuses Dated May 1, 1998
                                       of
                           FRANKLIN VALUEMARK(R) LIFE
                     Single Premium Variable Life Insurance
                         Allianz Life Variable Account A
                               ALLIANZ VALUE LIFE
                    Flexible Premium Variable Life Insurance
                         Allianz Life Variable Account A
                      FRANKLIN VALUEMARK(R) II, III AND IV
                       Flexible Payment Variable Annuities
                         Allianz Life Variable Account B
                            FRANKLIN VALUEMARK(R) II
                        Flexible Premium Variable Annuity
                        Preferred Life Variable Account C

                   FRANKLIN TEMPLETON VALUEMARK(R) INCOME PLUS
                      Individual Immediate Variable Annuity
                         Allianz Life Variable Account C

The portfolio expense tables, which appear in the sections entitled "Fee Table" or "Allianz Life Variable Account B Fee Table" or "Preferred Life Variable Account C Fee Table" in the annuity prospectuses and in the subsections "Trust Annual Expenses" or "Portfolio Annual Expenses" under "Deductions and Charges" in the variable life insurance prospectuses, are amended by:

1) Restating certain Portfolios' "Management and Portfolio Administration Fees" and the "Other Expenses" as indicated below. The Portfolio Administration Fees for these Portfolios were inadvertently included under "Other Expenses" rather than under "Management and Portfolio Administration Fees." Please note that "Total Annual Expenses" for each Portfolio shown below are the same as in the May 1, 1998 prospectuses.

                                                                Management
                                                               and Portfolio          Other        Total Annual
  Portfolio                                                 Administration Fees      Expenses        Expenses
  -------------------------------------------------------------------------------------------------------------
  Mutual Discovery Securities Fund                                .95%*               .11%           1.06%
  Mutual Shares Securities Fund                                   .75%*               .05%            .80%
  Templeton Global Asset Allocation Fund                          .80%*               .14%            .94%
  Templeton International Smaller Companies Fund                 1.00%*               .06%           1.06%

 *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

2) Adding the following language:

Franklin Advisers, Inc. and Franklin Templeton Services, Inc. have agreed in advance to waive or limit their Management and Portfolio Administration Fees and to assume as their own expense certain expenses otherwise payable by the new Global Health Care Securities and Value Securities Funds as necessary so that through at least December 31, 1998, Total Annual Expenses of each of these portfolios do not exceed 1.00% of its average net assets. As noted in the May 1, 1998 prospectuses, estimated total annual expenses for these portfolios are not anticipated to exceed 1.00% of their average net assets.

Please note: The Global Health Care Securities, Mutual Discovery Securities, Templeton International Smaller Companies and Value Securities Funds are not available in Allianz Value Life, and Global Health Care Securities Fund is not available in Franklin Templeton Valuemark Income Plus.


                        Supplement Dated August 17, 1998
                       to the Prospectus Dated May 1, 1998
                                       of
                            FRANKLIN VALUEMARK FUNDS


The section "Management" in the prospectus is amended by:

1) Restating certain Portfolios' "Management and Portfolio Administration Fees" in the subsection "Managers" as indicated below. The Portfolio Administration Fees for these Portfolios were inadvertently not included under "1997 Management and Portfolio Administration Fees," but were reflected in "1997 Total Operating Expenses." Accordingly, these portfolios' "1997 Total Operating Expenses" remain the same as in the May 1, 1998 prospectus.

                                                                                       1997 Management     1997 Total
                                                                                        and Portfolio      Operating
  Portfolio (Except New Portfolios)                                                  Administration Fees    Expenses
  -------------------------------------------------------------------------------------------------------------------
  Mutual Discovery Securities Fund                                                          .95%*            1.06%
  Mutual Shares Securities Fund                                                             .75%*             .80%
  Templeton Global Asset Allocation Fund                                                    .80%*             .94%
  Templeton International Smaller Companies Fund                                           1.00%*            1.06%

  *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

2) Adding the following sentence:

   Franklin Advisers, Inc. and Franklin Templeton Services, Inc. have agreed in advance to waive or limit their Management and Fund Administration Fees and to assume as their own expense certain expenses otherwise payable by the Global Health Care Securities Fund and Value Securities Fund as necessary so that through at least December 31, 1998, the total expenses of each portfolio do not exceed 1.00% of its average net assets.

3) Replacing the discussion under "Portfolio Operations" for the Portfolios listed with the following:

   GLOBAL HEALTH CARE SECURITIES FUND
   Kurt von Emster
   Evan McCulloch
   Rupert H. Johnson, Jr.

   GLOBAL UTILITIES SECURITIES FUND
   (formerly Utility Equity Fund)
   Sally Edwards-Haff
   Ian Link

   TEMPLETON GLOBAL INCOME SECURITIES FUND
   Thomas J. Dickson
   Neil S. Devlin
   Thomas Latta

   TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
   Simon Rudolph
   Peter A. Nori
   Juan J. Benito

   MUTUAL DISCOVERY SECURITIES AND
   MUTUAL SHARES SECURITIES FUNDS
   Michael F. Price
   Peter A. Langerman
   Jeffrey A. Altman
   Robert L. Friedman
   Raymond Garea
   Lawrence N. Sondike
   David E. Marcus
   David J. Winters

4)  Changing  or  adding  the   following   to  the   subsection   "Biographical
Information":

  Jeffrey A. Altman
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Altman has a Bachelor of Science degree from Tulane University. Before October 1996, Mr. Altman was employed as a research analyst and trader for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception.

  Robert L. Friedman
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Friedman has a Bachelor of Arts degree in Humanities from the Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Before November 1996, Mr. Friedman was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception. On November 1, 1998, Mr. Friedman will become Chief Investment Officer of Franklin Mutual.

  Raymond Garea
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception.

  Peter A. Langerman
  Senior Vice President and Chief Operating Officer
  Franklin Mutual Advisers, Inc.

  Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception. On November 1, 1998, Mr. Langerman will become Chief Executive Officer of Franklin Mutual.

  Thomas Latta
  Vice President of Templeton Global Bond Managers a division of Templeton Investment Counsel, Inc.

  Mr. Latta received a Bachelor of Business Administration degree from the University of Miami (Florida). Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. He joined the Franklin Templeton organization in 1991, and has managed the Templeton Global Income Securities Fund since May 1998.

  David E. Marcus
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds since March 1998.

  Michael F. Price
  Chief Executive Officer and President
  Franklin Mutual Advisers, Inc.

  Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Before November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, the predecessor of Franklin Mutual. He became Chief Executive Officer of Franklin Mutual in November 1996 and has managed the Mutual Discovery and Mutual Shares Funds from inception. After November 1, 1998, Mr. Price will continue as Chairman of the Board of Directors of Franklin Mutual but will not be involved in daily portfolio management.

  Lawrence N. Sondike
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996, and has managed the Mutual Discovery and Mutual Shares Funds from inception.

  David J. Winters
  Senior Vice President
  Franklin Mutual Advisers, Inc.

  Mr. Winters is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from Cornell University. Before November 1996, he was a Research Analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery and Mutual Shares Funds since March 1998.








Franklin Valuemark Funds
Semiannual Report, June 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows the top five sectors of the Global Health Care Securities Fund based on the percentage of total net assets on 6/30/98.

Specialty Pharmaceuticals                  12.6%
Alternate Site Providers                   12.3%
Health Care Outsourcing Services           10.3%
Medical Technology & Supplies               8.6%
Pharmaceuticals                             6.7%


GRAPHIC MATERIAL (2)

This chart shows the top ten holdings of the Mutual Discovery Securities Fund based on the percentage of total net assets on 6/30/98.

Kansas City Southern Industries Inc.
Multi-Industry, U.S.                           2.7%

Vencor Inc.
Health & Personal Care, U.S.                   1.6%

Suez Lyonnaise des Eaux SA
Business & Public Services, France             1.4%

Hudson's Bay Co.
Merchandising, Canada                          1.4%

Cie Financiere Richemont AG, A
Multi-Industry, Switzerland                    1.4%

Railtrack Group Plc.
Transportation, U.K.                           1.2%

Lucas Varity Plc.
Industrial Components, U.K.                    1.1%

Inland Steel Industries Inc.
Metals & Mining, U.S.                          1.1%

Western Bancorp
Banking, U.S.                                  1.1%

Custos AB, A & B
Multi-Industry, Sweden                         1.0%


GRAPHIC MATERIAL (3)

This chart shows the top ten holdings of the Natural Resources Securities Fund based on the percentage of total net assets on 6/30/98.

Barrettt Resources Corp.                      5.1%
EVI Weatherford Inc.                          3.5%
Gulf Canada Resources Ltd.                    3.1%
Diamond Offshore Drilling Inc.                3.1%
Varco International Inc.                      2.8%
Newfield Exploration Co.                      2.7%
Nuevo Energy Co.                              2.7%
Transocean Offshore Inc.                      2.6%
AES Corp.                                     2.6%
YPF Sociedad Anonima, Sponsored ADR           2.5%


GRAPHIC MATERIAL (4)

This chart shows the top ten industry breakdown of the Small Cap Fund based on the percentage of total net assets on 6/30/98.

Technology Services               18.5%
Electronic Technology             12.7%
Finance                           12.1%
Utilities                          7.4%
Industrial Services                5.0%
Energy Minerals                    4.5%
Health Technology                  4.3%
Consumer Services                  4.3%
Transportation                     4.0%
Commercial Services                4.0%


GRAPHIC MATERIAL (5)

This chart shows the top ten holdings of the Templeton Developing Markets Equity Fund based on the percentage of total net assets on 6/30/98.

Telefonos de Mexico SA (Telmex), ADR, L
Telecommunications, Mexico                           3.9%

Cemex SA, A&B
Building Materials & Components, Mexico              3.0%

Centrais Eletricas Brasileiras SA
Utilities Electrical & Gas, Brazil                   2.9%

Akbank
Banking, Turkey                                      2.9%

Sabanci Holdings AS, ADR
Multi-Industry, Turkey                               1.7%

Petrobras - Petroleo Brasileiro SA, pfd.
Energy Sources, Brazil                               1.6%

CEZ AS
Utilities Electrical & Gas, Czech Republic           1.6%

Grupo Financiero Banamex Accival SA, B&L
Banking, Mexico                                      1.5%

HSBC Holdings Plc.
Banking, Hong Kong SAR                               1.2%

Banco Commercial Portugues SA
Banking, Portugal                                    1.2%


GRAPHIC MATERIAL (6)

This chart shows in pie format the geographic distribution of the Templeton Global Growth Fund based on total net assets as of 6/30/98.

Europe                         41.6%
North America                  24.4%
Asia                           10.9%
Latin America                   6.3%
Australia/New Zealand           4.2%
South Africa                    0.9%
Short-term investments &
other net assets               11.7%


GRAPHIC MATERIAL (7)

This chart shows in bar format the geographic distribution of the Templeton International Equity Fund based on total net assets on 6/30/98.

Europe                                           65.1%
Latin America                                     8.9%
North America                                     4.0%
Australia/New Zealand                             3.1%
Asia                                              1.8%
Africa                                            0.6%
Short-term investments & other net assets        16.5%


GRAPHIC MATERIAL (8)

This chart shows the top ten holdings of the Templeton International Smaller Companies Fund based on the percentage of total net assets on 6/30/98.

Hazlewood Foods Plc.
Food & Household Products, U.K.                   3.0%

Sa des Galeries Lafayette
Merchandising, France                             2.4%

GTC Transcontinental Group Ltd., Class B
Broadcasting & Publishing, Canada                 2.1%

Oshawa Group Ltd., Class A
Food & Household Products, Canada                 1.8%

Marine Wendel SA
Multi-Industry, France                            1.8%

Bank Austria AG, new, pfd., 144A
Banking, Austria                                  1.6%

Somerfield Plc.
Merchandising, U.K.                               1.6%

Moebel Walther AG
Merchandising, Germany                            1.6%

Thorn Plc.
Merchandising, U.K.                               1.5%

VTech Holdings Ltd.
Electronic Components & Instruments,
Hong Kong SAR                                     1.5%


GRAPHIC MATERIAL (9)

This chart shows the top ten holdings of the Templeton Pacific Growth Fund based on the percentage of total net assets on 6/30/98.

CLP Holdings Ltd.
Utilities Electrical & Gas, Hong Kong SAR           4.1%

Hong Kong Telecommunications Ltd.
Telecommunications, Hong Kong SAR                   3.9%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong SAR                       3.3%

Development Bank of Singapore Ltd.
Banking, Singapore                                  3.1%

Singapore Airlines Ltd., Tgn.
Transportation, Singapore                           3.1%

Mitsubishi Heavy Industries Ltd.
Industrial Components, Japan                        3.0%

Daito Trust Construction Co. Ltd.
Construction, Japan                                 3.0%

Road King Infrastructure Ltd.
Construction, Hong Kong SAR                         2.9%

Fuji Heavy Industries Ltd.
Industrial Components, Japan                        2.8%

Wacoal Corp.
Textiles & Apparel, Japan                           2.8%


GRAPHIC MATERIAL (10)

This chart shows the top ten holdings of the Global Utilities Securities Fund based on the percentage of total net assets on 6/30/98.

Enron Corp.                     5.2%
Southern Co.                    4.1%
Duke Energy                     3.8%
FPL Group Inc.                  3.6%
ICG Communications Inc.         3.6%
CINergy Corp.                   3.5%
Sempra Energy                   3.5%
NIPSCO Industries               3.3%
PG&E Corp.                      3.1%
GPU Inc.                        2.9%


GRAPHIC MATERIAL (11)

This chart shows the top ten holdings of the Growth and Income Fund based on the percentage of total net assets on 6/30/98.

Atlantic Richfield Co.           Oil                          2.9%
JC Penney Co., Inc.              Retail                       2.6%
Bell Atlantic Corp.              Telephone Services           2.4%
Texaco, Inc.                     Oil                          2.4%
Lincoln National Corp.           Insurance                    2.2%
Sempra Energy                    Electric Utilities           2.1%
Pharmacia & Upjohn, Inc.         Pharmaceuticals              2.1%
Chevron Corp.                    Oil                          2.0%
Amoco Corp.                      Oil                          1.9%
BankBoston Corp.                 Banking                      1.8%


GRAPHIC MATERIAL (12)

This chart shows the top ten holdings of the Income Securities Fund based on the percentage of total net assets on 6/30/98.

U.S. Treasury Bonds                Bonds            10.4%
Republic of Argentina              Bonds             6.1%
Republic of Brazil                 Bonds             3.5%
ESCOM                              Bonds             1.9%
Philip Morris                      Stock             1.8%
Republic of Korea                  Bonds             1.4%
Texas Utilities Holding Co.        Stock             1.4%
PG&E Corp.                         Stock             1.4%
CINergy Corp.                      Stock             1.3%
Edison International               Stock             1.3%


GRAPHIC MATERIAL (13)

This chart shows the top ten holdings of the Mutual Shares Securities Fund based on the percentage of total net assets on 6/30/98.

Investor AB, A & B
Multi-Industry, Sweden                   2.4%

Mediaone Group Inc.
Broadcasting & Publishing, U.S.          2.0%

United Asset Management Corp.
Financial Services, U.S.                 1.8%

Vencor Inc.
Health & Personal Care, U.S.             1.6%

First Chicago NBD Corp.
Banking, U.S.                            1.5%

Hudson's Bay Co.
Merchandising, Canada                    1.5%

Beneficial Corp.
Financial Services, U.S.                 1.5%

Morgan Stanley Dean Witter & Co.
Financial Services, U.S.                 1.4%

First Union Corp.
Banking, U.S.                            1.4%

Societe Elf Aquitaine SA
Energy Sources, France                   1.3%


GRAPHIC MATERIAL (14)

This chart shows the top ten holdings of the Real Estate Securities Fund based on the percentage of total net assets on 6/30/98.

Starwood Hotels and Resorts
Equity REIT - Hotels                     3.5%

Equity Residential Properties Trust
Equity REIT - Apartments                 3.1%

FelCor Suite Hotels
Equity REIT - Hotels                     2.9%

Patriot American Hospitality
Equity REIT - Hotels                     2.8%

Pacific Retail Trust
Equity REIT - Retail                     2.7%

Host Marriott Corporation
Hotels                                   2.6%

Crescent Real Estate Equities
Equity REIT - Diversified                2.6%

Simon DeBartolo Group
Equity REIT - Retail                     2.6%

Security Capital Industrial Trust
Equity REIT - Industrial                 2.6%

Arden Realty Group
Equity REIT - Office                     2.5%


GRAPHIC MATERIAL (15)

This chart shows the top ten stock holdings of the Rising Dividends Fund based on the percentage of total net assets on 6/30/98.

Family Dollar Stores, Inc.            Retail                           4.8%
Pall Corp.                            Industrial                       3.4%
First Union Corporation               Banks                            3.0%
Mercury General Corp.                 Insurance-Property Casualty      3.0%
Wallace Computer Services, Inc.       Business Services                2.8%
Washington Mutual, Inc.               Banks                            2.7%
Leggett & Platt                       Industrial                       2.5%
Bemis Company Inc.                    Industrial                       2.3%
Alberto-Culver Co.                    Consumer Products                2.3%
National Commerce Bancorp             Banks                            2.3%


GRAPHIC MATERIAL (16)

This chart shows in pie format the asset allocation of the Templeton Global Asset Allocation Fund based on total net assets as of 6/30/98.

Equity Securities                                   61.7%
Fixed-Income Securities                             29.1%
Short-term investments & other net assets            9.2%


GRAPHIC MATERIAL (17)

This chart shows the top ten holdings of the Value Securities Fund based on the percentage of total net assets on 6/30/98.

Cliffs Drilling Co.                 Industrial Services            4.4%
Nuevo Energy Co.                    Energy Minerals                4.3%
Ladish Co. Inc.                     Electronic Technology          3.9%
Rowan Companies, Inc.               Industrial Services            3.9%
Tidewater Inc.                      Transportation                 3.7%
Lone Star Technologies Inc.         Non-Energy Minerals            3.4%
The West Company, Inc.              Health Technology              3.2%
Household International             Finance                        3.1%
ENSCO International                 Industrial Services            3.1%
Butler Manufacturing Co.            Industrial Services            3.1%


GRAPHIC MATERIAL (18)

This chart shows the industry breakdown of the High Income Fund based on the percentage of total net assets on 6/30/98.

Wireless Communications             10.7%
Telecommunications                   9.5%
Industrial Products                  9.1%
Media                                8.5%
Cable Television                     6.1%
Broadcasting                         5.6%
Transportation                       4.9%
Consumer Products                    4.5%
Health Care Services                 4.2%
Energy                               4.1%
Metals & Mining                      3.9%
Food & Beverage                      3.0%
Forest & Paper Products              2.6%
Technology & Info Systems            2.4%
Lodging                              2.2%
Textiles & Apparel                   2.1%
Utilities                            2.0%
Containers & Packaging               1.9%
Chemicals                            1.7%
Restaurants                          1.6%
Gaming & Leisure                     1.5%
Automotive                           1.3%
Food Retailing                       1.0%
Retail                               0.8%
Cash and Equivalents                 4.8%


GRAPHIC MATERIAL (19)

This chart shows in pie format the geographic distribution of the Templeton Global Income Securities Fund based on total net assets on 6/30/98.

North America                    36.7%
Europe                           34.8%
Latin America                    20.3%
Australia/New Zealand             5.4%
Short-term investments &
other net assets                  2.8%


GRAPHIC MATERIAL (20)

This chart shows in pie format the investment holdings of the U.S. Government Securities Fund based on total net assets as of 6/30/98.

Mortgage Backed Securities           71.5%
Agency Notes & Bonds                 25.1%
Cash & Equivalents                    3.4%


GRAPHIC MATERIAL (21)

This chart shows the top ten holdings of the Money Market Fund based on the percentage of total net assets on 6/30/98.

U.S. Treasury Repo                      11.3%
General Electric Capital Corp.           4.2%
Morgan Stanley Group Inc.                4.2%
National Rural Utilities                 4.2%
Associates Corp. of N. America           4.2%
American Express Credit Corp.            4.2%
AIG Funding Corp.                        4.2%
Ciesco L.P.                              4.2%
Merrill Lynch & Co.                      4.2%
Toyota Motor Credit Corp.                4.2%